                       1933 Act Registration No. 002-11387
                       1940 Act Registration No. 811-00558

    As filed with the Securities and Exchange Commission on December 14, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Pre-Effective Amendment No.
                                                   ------
                       Post-Effective Amendment No.   86
                                                   -------

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                              Amendment No.
                                            ------

                        (Check appropriate box or boxes)

                            FORTIS SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
               (Address of Principal Executive Offices, Zip Code)

                                 (651) 738-4000
              (Registrant's Telephone Number, including Area Code)

                             Scott R. Plummer, Esq.
                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
                     (Name and Address of Agent for Service)

                                    COPY TO:
                           Kathleen L. Prudhomme, Esq.
                              Dorsey & Whitney LLP
                              50 South Sixth Street
                        Minneapolis, Minnesota 55402-1498

It is proposed that this filing will become effective (check appropriate box):

      immediately upon filing pursuant to paragraph (b)
-----
      on (date) pursuant to paragraph (b)
-----
      60 days after filing pursuant to paragraph (a)(1)
-----
  X   on February 19, 2002 pursuant to paragraph (a)(1)
-----
      75 days after filing pursuant to paragraph (a)(2)
-----
      on (date) pursuant to paragraph (a)(2) of Rule 485.
-----

                           THE HARTFORD FUND FAMILY


                                                   CLASS L, CLASS M, CLASS N,
                                                   CLASS H, CLASS Z AND CLASS E
                                                   SHARES
                                                   PROSPECTUS
                                                   FEBRUARY _____, 2002



AS WITH ALL MUTUAL FUNDS, THE
SECURITIES AND EXCHANGE COMMISSION
HAS NOT APPROVED OR DISAPPROVED
THESE SECURITIES OR PASSED UPON
THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.



                                    THE HARTFORD DOMESTIC EQUITY FUNDS

                                    The Hartford SmallCap Growth Fund

                                    The Hartford Growth Opportunities Fund

                                    The Hartford Value Opportunities Fund

                                    The Hartford Growth Fund


                                    THE HARTFORD INCOME FUNDS

                                    The Hartford Tax-Free Minnesota Fund

                                    The Hartford Tax-Free National Fund

                                    The Hartford U.S. Government Securities Fund







                                    THE HARTFORD FUND FAMILY
                                    P.O. BOX 64387
                                    ST. PAUL, MN 55164-0387

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

INTRODUCTION

Each fund in The Hartford Fund Family has its own investment strategy and risk/reward profile. This prospectus relates to the Class L, M, N, H, Z and E shares of SmallCap Growth Fund, Growth Opportunities Fund, Value Opportunities Fund, Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund.

Each fund offered in this prospectus is a diversified fund. Information on each fund, including risk factors for investing in diversified, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("HIMCO(R)"). Information regarding HIFSCO, Wellington Management and HIMCO is included under the section entitled "Management of the Funds" in this prospectus.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

CONTENTS

A  summary of each fund's      The Hartford SmallCap Growth Fund
goals, strategies, risks,      The Hartford Growth Opportunities Fund
performance and expenses.      The Hartford Value Opportunities Fund
                               The Hartford Growth Fund
                               The Hartford Tax-Free Minnesota Fund
                               The Hartford Tax-Free National Fund
                               The Hartford U.S. Government Securities Fund

Description of other           Investment strategies and investment
investment strategies and      matters
investment risks.

Investment manager and         Management of the funds
management fee
information.

Information on your account.   About your account
                               Share classes
                               How sales charges are calculated
                               Sales charge reductions and waivers Adding to an account Buying shares Selling shares Transaction policies Dividends and account policies
                               Additional investor services

Further information on the     Financial Highlights
funds.                         Privacy policy
                               For more information                   back cover

THE HARTFORD SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short and long term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of small capitalization companies that Wellington Management believes have superior growth potential. Small capitalization companies are defined as companies with market capitalizations within the range of the Russell 2000 Index. As of December 31, 2001 this range was between approximately ______ and _____. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class M, N and H shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class M, N and H shares would be lower than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS L TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                        [SmallCap Growth Fund Bar Graph]


                                  CLASS L TOTAL RETURNS
                                  ---------------------
                                           92
                                           93
                                           94
                                           95
                                           96
                                           97
                                           98
                                           99
                                           00
                                           01


   During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was _______% (_____ quarter, _______)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)

                                                                                          SINCE
                                                                     10 YEAR          INCEPTION(1)
                                     1 YEAR        5 YEAR            CLASS L         CLASS M, N, H
                                     ------        ------            --------        -------------
Class L Return Before Taxes                  %               %                %              n/a

Class L Return After Taxes on                %               %                %              n/a
Distributions

Class L Return After Taxes on                %               %                %              n/a
Distributions and Sale of Fund
Shares

Class M Return Before Taxes                  %               %              n/a                %

Class N Return Before Taxes                  %               %              n/a                %

Class H Return Before Taxes                  %               %              n/a                %

Russell 2000 Index (reflects no              %               %                %                %
deduction for fees, expenses or
taxes)

Russell 2000 Growth Index                    %               %                %                %
(reflects no deduction for fees,
expenses or taxes)

-----------------------------------
(1) Inception date November 14, 1994.

INDICES The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 growth companies with higher price-to-book ratios and higher forecasted growth values. Going forward, the fund will use the Russell 2000 Growth Index because it is better suited for the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS M
                                                                                   AND
                                                                       CLASS L   CLASS H    CLASS N
                                                                       -------   -------    -------

            SHAREHOLDER FEES
               (fees paid directly from your investment)
               Maximum sales charge as a percentage of offering
                 price (load)
               Maximum  load imposed on purchases as a
                 percentage of offering price
               Maximum deferred sales charge (load) (as a
                 percentage of redemption proceeds)(1)
               Exchange fees
            ANNUAL OPERATING EXPENSES
               (expenses that are deducted from the fund's assets)
               Management fees
               Distribution and service (12b-1) fees
               Other expenses
               Total annual operating expenses
               Fee waiver
               Net expenses

-----------------------
(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

                              EXPENSES (WITH
                               REDEMPTION)              CLASS L  CLASS M CLASS N CLASS H
                              ---------------           -------  ------- ------- -------
                                 Year 1                  $       $       $       $
                                 Year 3                  $       $       $       $
                                 Year 5                  $       $       $       $
                                 Year 10                 $       $       $       $

You would pay the following expenses if you did not redeem your shares:

                            EXPENSES (WITHOUT
                               REDEMPTION)              CLASS L  CLASS M CLASS N CLASS H
                            -----------------           -------  ------- ------- -------
                                 Year 1                  $       $       $       $
                                 Year 3                  $       $       $       $
                                 Year 5                  $       $       $       $
                                 Year 10                 $       $       $       $

THE HARTFORD GROWTH OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks short- and long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalization that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Wellington Management looks for a strong management team that has a clearly articulated business strategy, a history of earnings growth and the potential for that growth to be sustained, and attractive stock valuation based on multiple valuation tools.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund concentrates on small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class M, N, H and Z shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class M, N and H shares would be lower, and the actual returns of Class Z shares would be higher, than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS L TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                      [Growth Opportunities Fund Bar Graph]

                                 CLASS L TOTAL RETURNS
                                 ---------------------
                                           92
                                           93
                                           94
                                           95
                                           96
                                           97
                                           98
                                           99
                                           00
                                           01

   During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was _______% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)

                                                                   SINCE             SINCE
                                                     10 YEAR   INCEPTION (1)      INCEPTION (2)
                                    1 YEAR   5 YEAR  CLASS L   CLASS M, N, H        CLASS Z
                                    ------   ------  -------   -------------     -------------
Class L Return Before Taxes               %        %       %            n/a            n/a

Class L Return After Taxes on             %        %       %            n/a            n/a
Distributions

Class L Return After Taxes on             %        %       %            n/a            n/a
Distributions and Sale of Fund
Shares

Class M Return Before Taxes               %        %     n/a              %            n/a

Class N Return Before Taxes               %        %     n/a              %            n/a

Class H Return Before Taxes               %        %     n/a              %            n/a

Class Z Return Before Taxes               %        %     n/a            n/a              %

S&P 400 Midcap Index (reflects no         %        %       %              %              %
deduction for fees, expenses or
taxes)

Russell 3000 Growth Index                 %        %       %              %              %
(reflects no deduction for fees,
expenses or taxes)

---------------------
(1) Inception date November 14, 1994.

(2) Inception date March 1, 1996.

INDICES: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by Standard & Poor's designed to represent price movements in the midcap U.S. equity market. The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Growth Index companies with higher price-to-book ratios and higher forecasted values. Going forward, the fund will use the Russell 3000 Growth Index because it is better suited for the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                CLASS M
                                                                                  AND
                                                                      CLASS L   CLASS H   CLASS N  CLASS Z
                                                                      -------   -------   -------  -------
                SHAREHOLDER FEES
                   (fees paid directly from your investment)
                   Maximum sales charge as a percentage of
                     offering price (load)
                   Maximum load imposed on purchases as a
                     percentage of offering price
                   Maximum deferred sales charge (load) (as a
                     percentage of redemption proceeds)(1)
                   Exchange fees
                ANNUAL OPERATING EXPENSES
                   (expenses that are deducted from the fund's
                     assets)
                   Management fees
                   Distribution and service (12b-1) fees
                   Other expenses
                   Total annual operating expenses
                   Fee waiver
                   Net expenses

---------------------
(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

                              EXPENSES (WITH
                               REDEMPTION)              CLASS L CLASS M CLASS N CLASS H CLASS Z
                              --------------            ------- ------- ------- ------- -------
                                 Year 1                  $       $       $       $       $
                                 Year 3                  $       $       $       $       $
                                 Year 5                  $       $       $       $       $
                                 Year 10                 $       $       $       $       $

You would pay the following expenses if you did not redeem your shares:

                             EXPENSES (WITHOUT          CLASS L CLASS M CLASS N CLASS H CLASS Z
                               REDEMPTION)              ------- ------- ------- ------- -------
                                 Year 1                  $       $       $       $       $
                                 Year 3                  $       $       $       $       $
                                 Year 5                  $       $       $       $       $
                                 Year 10                 $       $       $       $       $

THE HARTFORD VALUE OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks short- and long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalization, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

     o    high fundamental investment value,

     o    strong management team, and

     o    strong industry position.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund concentrates on small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class M, N and H shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class M, N and H shares would be lower than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS L TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                  [Hartford Value Opportunities Fund Bar Graph]

                                 CLASS L TOTAL RETURNS
                                 ---------------------
                                           96
                                           97
                                           98
                                           99
                                           00
                                           01

   During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was _______% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)

                                        1 YEAR        5 YEAR    SINCE INCEPTION (1)
                                        ------        ------    -------------------
Class L Return Before Taxes                  %               %                %

Class L Return After Taxes on                %               %                %
Distributions

Class L Return After Taxes on                %               %                %
Distributions and Sale of Fund
Shares

Class M Return Before Taxes                  %               %                %

Class N Return Before Taxes                  %               %                %

Class H Return Before Taxes                  %               %                %

S&P Barra Value Index (reflects              %               %                %
no deduction for fees, expenses
or taxes)

Russell 3000 Value Index                     %               %                %
(reflects no deduction for fees,
expenses or taxes)

---------------------
(1)  Inception date January 2, 1996.

INDICES: The S&P Barra Value Index is an unmanaged capitalization weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios. The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. Going forward, the fund will use the Russell 3000 Value Index because it is better suited for the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                             CLASS M
                                                                                AND
                                                                     CLASS L CLASS H   CLASS N
                                                                     ------- -------   -------
            SHAREHOLDER FEES
               (fees paid directly from your investment)
               Maximum sales charge as a percentage of offering
                 price (load)
               Maximum load imposed on purchases as a
                 percentage of offering price
               Maximum deferred sales charge (load) (as a
                percentage of redemption proceeds)(1)
               Exchange fees
            ANNUAL OPERATING EXPENSES
               (expenses that are deducted from the fund's
                 assets)
               Management fees
               Distribution and service (12b-1) fees
               Other expenses
               Total annual operating expenses
               Fee waiver
               Net expenses

--------------------
(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

                              EXPENSES (WITH
                                REDEMPTION)            CLASS L  CLASS M  CLASS N  CLASS H
                              --------------           -------  -------  -------  -------
                                 Year 1                  $       $       $         $
                                 Year 3                  $       $       $         $
                                 Year 5                  $       $       $         $
                                 Year 10                 $       $       $         $

You would pay the following expenses if you did not redeem your shares:

                            EXPENSES (WITHOUT
                               REDEMPTION)             CLASS L  CLASS M  CLASS N  CLASS H
                              --------------           -------  -------  -------  -------
                                 Year 1                  $       $       $         $
                                 Year 3                  $       $       $         $
                                 Year 5                  $       $       $         $
                                 Year 10                 $       $       $         $

THE HARTFORD GROWTH FUND

INVESTMENT GOAL. The Hartford Growth Fund seeks short and long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of growth companies that Wellington Management believes have superior growth potential. The key characteristics of growth companies favored by the fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets and a strong management team. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a two-tiered investment strategy:

     o Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this top down analysis, Wellington Management anticipates trends and changes in various markets and in the economy overall and identifies industries and sectors that are expected to outperform.

     o Concurrent with top down analysis, Wellington Management utilizes the "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class M, N and H shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class M, N and H shares would be lower than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS L TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                        [Hartford Growth Fund Bar Graph]

                                  CLASS L TOTAL RETURNS
                                  ---------------------
                                           92
                                           93
                                           94
                                           95
                                           96
                                           97
                                           98
                                           99
                                           00
                                           01

   During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was _______% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)

                                                                                      SINCE
                                                                    10 YEAR        INCEPTION(1)
                                     1 YEAR        5 YEAR           CLASS L       CLASS M, N, H
                                     ------        ------           -------       -------------
Class L Return Before Taxes                  %               %                %              n/a

Class L Return After Taxes on                %               %                %              n/a
Distributions

Class L Return After Taxes on                %               %                %              n/a
Distributions and Sale of Fund
Shares

Class M Return Before Taxes                  %               %              n/a                %

Class N Return Before Taxes                  %               %              n/a                %

Class H Return Before Taxes                  %               %              n/a                %

S&P 500 Index (reflects no                   %               %                %                %
deduction for fees, expenses or
taxes)

Russell 1000 Growth Index                    %               %                %                %
(reflects no deduction for fees,
expenses or taxes)

---------------------
(1) Since inception November 14, 1994.


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. The Russell 1000 Growth Index is an unmanaged index of the largest 1000 companies within the Russell 3000 Index, measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Going forward, the fund will use the Russell 1000 Growth Index because it is better suited for the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                             CLASS M
                                                                               AND
                                                                   CLASS L   CLASS H   CLASS N
                                                                   -------   -------   -------
            SHAREHOLDER FEES
               (fees paid directly from your investment)
               Maximum sales charge as a percentage of offering
                 price (load)
               Maximum load imposed on purchases as a
                 percentage of offering price
               Maximum deferred sales charge (load) (as a
               percentage of redemption proceeds)(1)
               Exchange fees
            ANNUAL OPERATING EXPENSES
               (expenses that are deducted from the fund's
                 assets)
               Management fees
               Distribution and service (12b-1) fees
               Other expenses
               Total annual operating expenses
               Fee waiver
               Net expenses

-----------------------
(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

                              EXPENSES (WITH
                                REDEMPTION)             CLASS L CLASS M CLASS N CLASS H
                              --------------            ------- ------- ------- -------
                                 Year 1                  $       $      $      $
                                 Year 3                  $       $      $      $
                                 Year 5                  $       $      $      $
                                 Year 10                 $       $      $      $


You would pay the following expenses if you did not redeem your shares:

                              EXPENSES (WITHOUT
                                 REDEMPTION)           CLASS L CLASS M CLASS N CLASS H
                              -----------------        ------- ------- ------- -------
                                 Year 1                  $       $      $      $
                                 Year 3                  $       $      $      $
                                 Year 5                  $       $      $      $
                                 Year 10                 $       $      $      $

THE HARTFORD TAX-FREE MINNESOTA FUND

This fund is intended for Minnesota residents only. Please consult with your financial representative or tax advisor before investing in this fund.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to maximize total return, to be derived primarily from current income exempt from both federal and Minnesota income tax (at a level consistent with prudent investment risk) and from change in the market value of the securities held by the fund.

INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its net assets in securities that generate interest that is not includable in federal gross income or in taxable net income of individuals, estates, and trusts for Minnesota income tax purposes and is not an item of tax preference for purposes of the federal or State of Minnesota alternative minimum tax.

The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 90% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A, BBB) or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within these four highest grades. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity within the range represented by the Lehman Brothers Municipal Bond Index. As of ___________, 2001 this range was between _____ and _____ years.

The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize fund performance.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class E shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class L, M, N and H shares would be substantially similar to that shown for Class E shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class L, M, N and H shares would be lower than the annual returns shown for the fund's Class E shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS E TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               [Hartford Tax-Free Minnesota Chart]

                                                 92
                                                 93
                                                 94
                                                 95
                                                 96
                                                 97
                                                 98
                                                 99
                                                 00
                                                 01

   During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was _______% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)

                                                                   10 YEARS     SINCE INCEPTION (1)
                                     1 YEAR        5 YEAR           CLASS E      CLASS L, M, N, H
                                     ------        ------          --------     -------------------
Class E Return Before Taxes                  %               %                %              n/a

Class E Return After Taxes on                %               %                %              n/a
Distributions

Class E Return After Taxes on                %               %                %              n/a
Distributions and Sale of Fund
Shares

Class L Return Before Taxes                  %               %              n/a                %

Class M Return Before Taxes                  %               %              n/a                %

Class N Return Before Taxes                  %               %              n/a                %

Class H Return Before Taxes                  %               %              n/a                %

Lehman Brothers Municipal Bond               %               %                %                %
Index (reflects no deduction for
fees, expenses or taxes)


---------------------
(1)  Inception date November, 14, 1994.

INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                   CLASS M
                                                                                     AND
                                                                 CLASS E  CLASS L  CLASS H  CLASS N
                                                                 -------  -------  -------  -------
                     SHAREHOLDER FEES
                        (fees paid directly from your
                          investment)
                        Maximum sales charge as a percentage of
                          offering price (load)
                        Maximum load imposed on purchases as a
                          percentage of offering price
                        Maximum deferred sales charge (load)
                          (as a percentage of redemption
                          proceeds)(1)
                        Exchange fees
                     ANNUAL OPERATING EXPENSES
                        (expenses that are deducted from the
                        fund's assets)
                        Management fees
                        Distribution and service (12b-1) fees
                        Other expenses
                        Total annual operating expenses
                        Fee waiver
                        Net expenses

-------------------
(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class E and Class L shares that were purchased without a front-end sales charge.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

                            EXPENSES (WITH
                              REDEMPTION)             CLASS E CLASS L CLASS M CLASS N CLASS H
                            --------------            ------- ------- ------- ------- -------
                            Year 1                     $       $       $      $       $
                            Year 3                     $       $       $      $       $
                            Year 5                     $       $       $      $       $
                            Year 10                    $       $       $      $       $


You would pay the following expenses if you did not redeem your shares:

                         EXPENSES (WITHOUT
                            REDEMPTION)                 CLASS E CLASS L CLASS M CLASS N  CLASS H
                         -----------------              ------- ------- ------- -------  -------
                            Year 1                       $       $      $       $        $
                            Year 3                       $       $      $       $        $
                            Year 5                       $       $      $       $        $
                            Year 10                      $       $      $       $        $

THE HARTFORD TAX-FREE NATIONAL FUND

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to maximize total return, to be derived primarily from current income exempt from federal income tax (at a level consistent with prudent investment risk) and from change in the market value of the securities held by the fund.

INVESTMENT STRATEGY. The fund pursues its objective by primarily investing in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its net assets in securities that generate interest that is not includable in gross income for federal income tax purposes and is not an item of tax preference for purposes of the federal alternative minimum tax.

The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 90% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by either Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A, BBB) or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within the four highest grades. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity within the range represented by the Lehman Brothers Municipal Bond Index. As of _______________, 2001 this range was between _____ and _____ years.

The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize fund performance.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class E shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class L, M, N and H shares would be substantially similar to that shown for Class E shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class L, M, N and H shares would be lower than the annual returns shown for the fund's Class E shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS E TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                [Hartford Tax-Free National Chart]

                                                 92
                                                 93
                                                 94
                                                 95
                                                 96
                                                 97
                                                 98
                                                 99
                                                 00
                                                 01


   During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was _______% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)

                                                                   10 YEARS     SINCE INCEPTION (1)
                                     1 YEAR        5 YEAR           CLASS E      CLASS L, M, N, H
                                     -------       ------          --------     -------------------
Class E Return Before Taxes                  %               %                %              n/a

Class E Return After Taxes on                %               %                %              n/a
Distributions

Class E Return After Taxes on                %               %                %              n/a
Distributions and Sale of Fund
Shares

Class L Return Before Taxes                  %               %              n/a                %

Class M Return Before Taxes                  %               %              n/a                %

Class N Return Before Taxes                  %               %              n/a                %

Class H Return Before Taxes                  %               %              n/a                %

Lehman Brothers Municipal Bond               %               %                %                %
Index (reflects no deduction for
fees, expenses or taxes)

---------------------
(1) Inception date November, 14, 1994.

INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                          CLASS M
                                                                                            AND
                                                                        CLASS E  CLASS L  CLASS H   CLASS N
                                                                        -------  -------  -------   -------
                     SHAREHOLDER FEES
                        (fees paid directly from your investment)
                        Maximum sales charge as a percentage of
                          offering price (load)
                        Maximum load imposed on purchases as a
                          percentage of offering price
                        Maximum deferred sales charge (load)
                          (as a percentage of redemption
                          proceeds)(1)
                        Exchange fees
                     ANNUAL OPERATING EXPENSES
                        (expenses that are deducted from the
                        fund's assets)
                        Management fees
                        Distribution and service (12b-1) fees
                        Other expenses
                        Total annual operating expenses
                        Fee waiver
                        Net expenses

-------------------
(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class E and Class L shares that were purchased without a front-end sales charge.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

                          EXPENSES (WITH
                           REDEMPTION)                CLASS E CLASS L CLASS M CLASS N CLASS H
                          --------------              ------- ------- ------- ------- -------
                            Year 1                     $       $      $        $       $
                            Year 3                     $       $      $        $       $
                            Year 5                     $       $      $        $       $
                            Year 10                    $       $      $        $       $

You would pay the following expenses if you did not redeem your shares:

                         EXPENSES (WITHOUT
                            REDEMPTION)               CLASS E CLASS L CLASS M CLASS N CLASS H
                         -----------------            ------- ------- ------- ------- -------
                            Year 1                     $       $      $       $       $
                            Year 3                     $       $      $       $       $
                            Year 5                     $       $      $       $       $
                            Year 10                    $       $      $       $       $

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to maximize total return while providing shareholders with a level of current income consistent with prudent investment risk.

INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the fund also seeks to invest in securities that HIMCO expects to appreciate in value as a result of declines in long-term interest rates.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class E shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class L, M, N and H shares would be substantially similar to that shown for Class E shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class L, M, N and H shares would be lower than the annual returns shown for the fund's Class E shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS E TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                         [Hartford U.S. Government Securities Fund Chart]

                                                 92
                                                 93
                                                 94
                                                 95
                                                 96
                                                 97
                                                 98
                                                 99
                                                 00
                                                 01


   During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was _______% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)

                                                                    10 YEARS    SINCE INCEPTION (1)
                                     1 YEAR        5 YEAR            CLASS E     CLASS L, M, N, H
                                     ------        ------          ---------    -------------------
Class E Return Before Taxes                  %               %                %              n/a

Class E Return After Taxes on                %               %                %              n/a
Distributions

Class E Return After Taxes on                %               %                %              n/a
Distributions and Sale of Fund
Shares

Class L Return Before Taxes                  %               %              n/a                %

Class M Return Before Taxes                  %               %              n/a                %

Class N Return Before Taxes                  %               %              n/a                %

Class H Return Before Taxes                  %               %              n/a                %

Lehman Brothers Intermediate                 %               %                %                %
Government Index (reflects no
deduction for fees, expenses or
taxes)

---------------------
(1) Inception date November, 14, 1994.

INDEX: The Lehman Brothers Intermediate Government Index is an unmanaged index of government bonds with maturities of between one and ten years.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                      CLASS M
                                                                                        AND
                                                                     CLASS E CLASS L  CLASS H  CLASS N
                                                                     ------- -------  -------  -------

                     SHAREHOLDER FEES
                        (fees paid directly from your
                        investment)
                        Maximum sales charge as a percentage of
                          offering price (load)
                        Maximum load imposed on purchases as a
                          percentage of offering price
                        Maximum deferred sales charge (load)
                          (as a percentage of redemption
                          proceeds)(1)
                        Exchange fees
                     ANNUAL OPERATING EXPENSES
                        (expenses that are deducted from the
                        fund's assets)
                        Management fees
                        Distribution and service (12b-1) fees
                        Other expenses
                        Total annual operating expenses
                        Fee waiver
                        Net expenses

---------------------
(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class E and Class L shares that were purchased without a front-end sales charge.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

                            EXPENSES (WITH
                              REDEMPTION)            CLASS E CLASS L CLASS M CLASS N CLASS H
                            --------------           ------- ------- ------- ------- -------
                            Year 1                    $       $       $       $       $
                            Year 3                    $       $       $       $       $
                            Year 5                    $       $       $       $       $
                            Year 10                   $       $       $       $       $

You would pay the following expenses if you did not redeem your shares:

                            EXPENSES (WITHOUT
                               REDEMPTION)           CLASS E CLASS L CLASS M CLASS N CLASS H
                            -----------------        ------- ------- ------- ------- -------
                            Year 1                    $       $       $       $       $
                            Year 3                    $       $       $       $       $
                            Year 5                    $       $       $       $       $
                            Year 10                   $       $       $       $       $

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists the risk, among other risks, that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments, securities of small capitalization companies, or securities of issuers in the same industry.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its primary investment strategy, each fund may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective. For Tax-Free Minnesota Fund and Tax-Free National Fund, being in a defensive position could result in a portion of the funds' regular income distribution being federally taxable.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, each fund may purchase and sell options, enter into futures contracts or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance.

FOREIGN INVESTMENTS

The funds, other than the U.S. Government Securities Fund, Tax-Free National Fund and Tax-Free Minnesota Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

FOREIGN INVESTMENTS AND EMERGING MARKETS

The funds whose investment strategy discloses that they may invest in foreign investments and emerging markets do so as part of their principal investment strategy. Certain other funds may invest in foreign investments and emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

The funds whose investment strategy discloses that they may invest in securities of small capitalization companies do so as part of their principal strategy. Certain other funds may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

THE FINANCIAL SERVICES SECTOR

The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service industries and can be significantly affected by availability and cost of capital, changes in interest rates and price competition. In addition, various industries of this sector are subject to risks specific to their businesses.

The banking industry will be significantly affected by the recent adoption of federal legislation that has diminished the separation between commercial and investment banking businesses and changed the laws governing capitalization and the savings and loan industry. While providing diversification, this legislation could expose banks to well-financed competitors, particularly as the historical distinctions between banks and other financial institutions erode. Increased competition can also result from the broadening of regional and national interstate banking powers, which has already reduced the number of publicly traded banks. In addition, general economic conditions greatly impact banks that face exposure to credit losses and banks can be significantly affected by interest rate changes.

The brokerage and investment management industry (and certain segments of the life insurance industry) is significantly affected by changes in government regulations, brokerage commission structure, large capital requirements and a very competitive environment. The performance of companies in the brokerage and investment management businesses can be closely tied to the performance of the securities markets and can suffer substantially during market declines. Revenues can also depend on overall market activity.

The insurance industry can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Property and casualty insurance profits can be affected by weather catastrophes and other natural disasters. Life and health insurance profits can be affected by mortality and morbidity rates. Insurance companies can be adversely affected by inadequacy of reserves and cash flows, the inability of reinsurance carriers to pay claims, liability for coverage of environmental clean-up costs from past years and unidentified liabilities. Also, insurance companies are subject to extensive government regulation, including the imposition of maximum rate levels and can be adversely affected by proposed or potential tax law changes. For example, possible changes in government regulations affecting the health care system could have a dramatic impact on the health insurance industry in the future.

The residential finance and mortgage industry can be significantly affected by changes in government regulation, interest rate movements, home mortgage demand, refinancing activity and residential delinquency trends. The residential real estate finance industry has changed rapidly over the last decade. Regulatory changes at federally insured institutions (in response to high failure rates) have mandated higher capital ratios and more prudent lending. Reduced capacity among insured institutions has created growth opportunities for uninsured companies and secondary market products to fulfill unmet demand for home finance. Change continues in the origination, packaging, selling, holding and insuring of home finance products.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

SmallCap Growth Fund, Growth Opportunities Fund, Value Opportunities Fund and Growth Fund are expected to have relatively high portfolio turnover. The other funds may at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS

Equity Securities: Equity Securities include common stock, preferred stock, securities convertible into common stock and warrants or rights to acquire common stock.

Foreign Issuers: (1) Companies organized outside the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States.

Non-Dollar Securities: Securities denominated or quoted in foreign currency or paying income in foreign currency.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Statement of Additional Information which may be obtained free of charge by contacting the fund (see back cover for address and phone number).

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER

Hartford Investment Financial Services, LLC is the investment manager to each fund. HIFSCO is a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $[ ] billion in assets as of December 31, 2001. At the same time, HIFSCO had over $[ ] billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06070.

THE INVESTMENT SUB-ADVISERS

Wellington Management Company, LLP is the investment sub-adviser to each of the funds, other than those subadvised by HIMCO. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2001 Wellington Management had investment management authority over approximately $[ ] billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

The Hartford Investment Management Company ("HIMCO(R)") is the investment sub-adviser to the Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 2001 HIMCO and its wholly-owned subsidiary had investment management authority over approximately $[ ] billion in assets. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

SMALLCAP GROWTH FUND, GROWTH OPPORTUNITIES FUND, VALUE OPPORTUNITIES FUND AND GROWTH FUND

NET ASSET VALUE      ANNUAL RATE
---------------      -----------
First $100,000,000     1.00%
Next $150,000,000      0.80%
Amount Over $250       0.70%
Million

U.S. GOVERNMENT SECURITIES FUND AND TAX-FREE NATIONAL FUND

NET ASSET VALUE      ANNUAL RATE
---------------      -----------
First $50,000,000      0.80%
Amount Over            0.70%
$50,000,000

TAX-FREE MINNESOTA FUND

NET ASSET VALUE      ANNUAL RATE
---------------      -----------
First $50,000,000      0.72%
Amount Over            0.70%
$50,000,000

For each fund's fiscal year ended October 31, 2001, the investment advisory fees paid to HIFSCO, expressed as a percentage of net assets, were as follows:

FUND NAME                                  10/31/2001(1)
---------                                  ----------
The Hartford SmallCap Growth Fund
The Hartford Growth Opportunities Fund
The Hartford Value Opportunities Fund
The Hartford Growth Fund
The Hartford Tax-Free Minnesota Fund
The Hartford Tax-Free National Fund
The Hartford U.S. Government Securities
Fund

(1) Does not include an amount received by the fund's previous investment adviser.

PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below.

SMALLCAP GROWTH FUND James A. Rullo and David J. Elliott have been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Rullo, Senior Vice President of Wellington Management, joined Wellington Management in 1994 and has been an investment professional since that time. Mr. Elliott, Vice President of Wellington Management, joined Wellington Management in 1995.

GROWTH OPPORTUNITIES FUND Michael Carmen has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Carmen, Vice President of Wellington Management, joined Wellington Management in 1999. Prior to joining Wellington Management, he was an equity portfolio manager at Kobrick Funds (1997-1999), State Street Research and Management (1992-1996, 1997) and Montgomery Asset Management (1996).

VALUE OPPORTUNITIES FUND James H. Averill, David R. Fassnacht and James N. Mordy have been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Averill, Senior Vice President of Wellington Management, joined Wellington Management in 1986. Mr. Fassnacht, Vice President of Wellington Management, joined Wellington Management in 1991 and has been an investment professional since 1988. Mr. Mordy, Senior Vice President of Wellington Management, joined Wellington Management in 1985.

GROWTH FUND Andrew J. Shilling has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Shilling, Vice President of Wellington Management, joined Wellington Management in 1994.

TAX-FREE MINNESOTA FUND Charles Grande has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, Vice President of HIMCO, joined HIMCO in June 1995. Prior to joining HIMCO, he was Assistant Vice President responsible for municipal credit analysis at MBIA and a senior analyst and Deputy Group Head at Credit Suisse Financial Products Co.

TAX-FREE NATIONAL FUND Charles Grande has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, Vice President of HIMCO, joined HIMCO in June 1995. Prior to joining HIMCO, he was Assistant Vice President responsible for municipal credit analysis at MBIA and a senior analyst and Deputy Group Head at Credit Suisse Financial Products Co.

U.S. GOVERNMENT SECURITIES FUND Peter Perrotti has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Perrotti, Senior Vice President of HIMCO, joined HIMCO in 1992 and has managed debt securities since that time.

ABOUT YOUR ACCOUNT

SHARE CLASSES

YOU MAY INVEST IN THE CLASS L, CLASS M, CLASS N, CLASS H, CLASS E OR CLASS Z SHARES OF A FUND ONLY IF YOU WERE A SHAREHOLDER OF THAT PARTICULAR FUND AND SHARE CLASS ON FEBRUARY 15, 2002, AND ONLY SO LONG AS YOU REMAIN INVESTED IN THAT FUND AND CLASS.

Each share class has its own cost structure. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, purchase requests for Class M and Class H shares in excess of $500,000 or Class N shares in excess of $1,000,000 will be processed as purchases of Class ____ shares.

CLASS L

o Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

o Distribution and service (12b-1) fees of 0.25% for each fund, except SmallCap Growth Fund; 0.45% for SmallCap Growth Fund.

CLASS M AND CLASS H

o    No front-end sales charge; all your money goes to work for you right away.

o    Distribution and service (12b-1) fees of 1.00%.

o    A deferred sales charge, as described on the following page.

o Automatic conversion to Class L shares after eight years, thus reducing future annual expenses.

o The only difference between Class M and Class H shares is the amount of the concession paid to dealers. This difference does not affect you in any way. There may be differences in total returns of the two classes due to the accounting method used to allocate income and expenses among the fund classes and the relative sizes of the classes.

CLASS N

o    No front-end sales charge; all your money goes to work for you right away.

o    Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class L shares, so annual expenses continue at the Class N level throughout the life of your investment.

CLASS E--TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND

o Only available if you were a shareholder of the fund and class on November 13, 1994.

o Front-end sales charges, as described under the heading "How Sales Charges are Calculated."

o    No distribution and service (12b-1) fees.

CLASS Z--GROWTH OPPORTUNITIES FUND

o Only available if you were a shareholder of the fund and class on February 15, 2001.

o    No front-end or deferred sales charge.

o    No distribution and service (12b-1) fees.

HOW SALES CHARGES ARE CALCULATED

CLASS L sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

             SMALLCAP GROWTH FUND, GROWTH OPPORTUNITIES FUND, VALUE
                       OPPORTUNITIES FUND AND GROWTH FUND

                                             DEALER
                   AS A % OF    AS A %    COMMISSION AS
                   OFFERING     OF NET    PERCENTAGE OF
YOUR INVESTMENT      PRICE    INVESTMENT OFFERING PRICE
---------------    ---------  ---------- --------------
Less than $100,000    4.75%      4.99%       4.00%
$100,000--            3.50%      3.63%       3.00%
$249,999
$250,000--            2.50%      2.56%       2.25%
$499,999
$500,000--            2.00%      2.04%       1.75%
$999,999
$1 million or           0%         0%        1.00%
more(1)

               TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND
                        U.S. GOVERNMENT SECURITIES FUND

                                            DEALER
                   AS A % OF    AS A %    COMMISSION AS
                   OFFERING     OF NET    PERCENTAGE OF
YOUR INVESTMENT      PRICE    INVESTMENT OFFERING PRICE
---------------    ---------  ---------- --------------
Less than $100,000    4.50%      4.71%       4.00%
$100,000--            3.50%      3.63%       3.00%
$249,999
$250,000--            2.50%      2.56%       2.25%
$499,999
$500,000--            2.00%      2.04%       1.75%
$999,999
$1 million or           0%         0%        1.00%
more(1)

------------------------
(1) Investments of $1 million or more in Class L and Class E shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within two years of purchase. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers. The HIFSCO may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class L and Class E shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".

CLASS M AND CLASS H shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
 PURCHASE               CDSC
-----------             ----
1st year               4.00%
2nd year               4.00%
3rd year               3.00%
4th year               3.00%
5th year               2.00%
6th year               1.00%

HIFSCO may pay broker-dealers who sell Class M shares a concession equal to 4.00% of the amount invested and an annual fee of 0.25%. Broker-dealers who sell Class H shares are paid a concession of between 5.25% and 5.50% of the amount invested.

Class M and Class H shares (except for those purchased by reinvestment of dividends and other distributions) will automatically convert to Class L shares after eight years. When these shares convert to Class L, a proportionate amount of Class M and Class H shares in your account that were purchased through the reinvestment of dividends and other distributions will also convert to Class L.

CLASS N shares are purchased at net asset value. If you redeem your shares within one year of the date you purchased the shares, you will pay a CDSC of 1.00%.

HIFSCO may pay broker-dealers who sell Class N shares a concession equal to 1.00% of the amount invested and an annual fee of 1.00% of the amount invested that begins to accrue one year after the shares are sold.

CLASS Z shares are offered at net asset value. These shares are sold without an initial or contingent sales charge.

To determine whether a CDSC applies on Class M, Class H and Class N shares, the fund redeems shares in the following order: (1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class M and Class H shares held for over 6 years or Class N shares held over 1 year, and (4) Class M shares held the longest during the six-year period.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS L AND CLASS E SALES CHARGES There are several ways you can combine multiple purchases of Class L or Class E shares of the funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner:

o ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds you or members of your family already own to the amount of your next Class L or Class E investment for purposes of calculating the sales charge. In addition, if you are a natural person who owns certain annuities or variable life insurance products that are issued by affiliates of The Hartford, the current account value of your contract or policy will be included. The eligible annuity and life insurance products are discussed in the funds' Statement of Additional Information. Participants in retirement plans receive breakpoints at the plan level. You must notify your broker, and your broker must notify the funds, that you are eligible for this privilege each time you make a purchase.

o LETTER OF INTENTION -- lets you purchase Class L or Class E shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o COMBINATION PRIVILEGE -- lets you combine Class L or Class E shares of multiple funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

o    because of shareholder death or disability,

o    because of the death or disability of the grantor of a living trust,

o under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

o    for retirement plans under the following circumstances:

     (1)  to return excess contributions,

     (2)  hardship withdrawals as defined in the plan,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6)  after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class L and Class E shares of a fund may be offered without front-end sales charges to the following individuals and institutions that owned Class L or Class E shares of the fund on February 15, 2002:

o    selling brokers and their employees and sales representatives,

o financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

o present or former officers, directors and employees (and their families) of the funds, The Hartford, Wellington Management, the transfer agent, and their affiliates,

o individuals purchasing shares with the proceeds from shares redeemed from another fund complex within the last 60 days on which an initial or contingent deferred sales charge was paid (1% CDSC applies if redeemed within 18 months),

o participants in certain retirement plans not administered by Hartford Life Insurance Company or an affiliate with at least 100 eligible employees or if the total amount invested is $500,000 or more (1% CDSC applies if redeemed within 18 months),

o participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

o one or more members of a group (including spouses and dependent children) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months).

The above individuals and institutions remain eligible for the waiver of the front-end sales charge on Class L and Class E shares of a particular fund only for as long as they remain invested in the particular fund and class.

The 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

ADDITIONAL COMPENSATION TO BROKERS In addition to the commissions described above, the distributor pays additional compensation to dealers based on a number of factors described in the fund's statement of additional information. This additional compensation is not paid by you.

ADDING TO AN ACCOUNT

YOU MAY MAKE ADDITIONAL INVESTMENTS IN THE CLASS L, CLASS M, CLASS N, CLASS H, CLASS E OR CLASS Z SHARES OF A FUND ONLY IF YOU WERE A SHAREHOLDER OF THAT PARTICULAR FUND AND SHARE CLASS ON FEBRUARY 15, 2002, AND ONLY SO LONG AS YOU REMAIN INVESTED IN THAT FUND AND CLASS.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES.

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

                ADDRESS:                         PHONE NUMBER:
        THE HARTFORD FUND FAMILY                1-888-843-7824
            P.O. BOX 64387
         ST. PAUL, MN 55164-0387            OR CONTACT YOUR FINANCIAL
                                             REPRESENTATIVE OR PLAN
                                        ADMINISTRATOR FOR INSTRUCTIONS AND
                                                  ASSISTANCE.

BUYING SHARES



     BY CHECK
     [CHECK         o    Make out a check for the investment amount, payable to
     GRAPHIC]            "The Hartford Mutual Funds."

                    o Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered.

                         Deliver the check and your investment slip or note to your financial representative, plan administrator or mail to the address listed below.

     BY EXCHANGE

                    o    Call your financial representative, plan administrator
     [ARROW              or the transfer agent at the number below to request
     GRAPHIC]            an exchange. The minimum exchange amount is $500 per
                         fund.

     BY WIRE

                    o    Instruct your bank to wire the amount of your
     [WIRE               investment to:
     GRAPHIC]
                         State Street Bank and Trust Company
                         Account # 9905-205-2
                    o    Routing # 011000028

                         Specify the fund name, your share class, your account number and the name(s) in which the
                    o account is registered. Your bank may charge a fee to wire funds.







     BY PHONE

                    o Verify that your bank or credit union is a [PHONE member of the Automated Clearing House (ACH) GRAPHIC] system.

                         Complete the "Telephone Exchanges and Telephone Redemption" and "Bank Account or Credit Union Information" sections on your account application.

                         Call the transfer agent at the number below to verify that these features are in place on your account.

                         Tell the transfer agent representative the fund name, your share class, your account number, the name(s) in which the account is registered and the amount of your investment.

                ADDRESS:                         PHONE NUMBER:
        THE HARTFORD FUND FAMILY                1-888-843-7824
            P.O. BOX 64387
         ST. PAUL, MN 55164-0387            OR CONTACT YOUR FINANCIAL
                                             REPRESENTATIVE OR PLAN
                                        ADMINISTRATOR FOR INSTRUCTIONS AND
                                                  ASSISTANCE.

SELLING SHARES


     BY LETTER

                    o    Write a letter of instruction or complete a power of
     [LETTER             attorney indicating the fund name, your share class,
     GRAPHIC]            your account number, the name(s) in which the account
                         is registered and the dollar value or number of shares you wish to sell.

                    o Include all signatures and any additional documents that may be required (see next page).


                    o Mail the materials to the address below or to your plan administrator.

                    o A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.


     BY PHONE

                    o    Restricted to sales of up to $50,000 in any 7-day
                         period.
     [PHONE
     GRAPHIC]       o    To place your order with a representative, call the
                         transfer agent at the number below between 8 A.M. and 6
                         P.M. Eastern Time on most business days. Generally, orders received after 4 P.M. Eastern Time will receive the next business day's offering price.

                    o For automated service 24 hours a day using your touch-tone phone, call the number below.

     BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

                    o Fill out the "Telephone Exchanges and Telephone Redemption" and "Bank Account or Credit Union Information" sections of your new account application.
     [COMPUTER
     GRAPHIC]
                    o Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

                    o Generally, amounts of $1,000 or more will be wired on the next business day. Your bank may charge a fee for this service.

                    o Amounts of less than $1,000 may be sent by EFT or by check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service.

                    o Phone requests are limited to amounts up to $50,000 in a 7-day period.

     BY EXCHANGE

                    o Obtain a current prospectus for the fund into which you are exchanging by calling your financial representative or the transfer agent at the number below.
     [ARROW
     GRAPHIC]
                    o Call your financial representative or the transfer agent to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services".

                ADDRESS:                         PHONE NUMBER:
        THE HARTFORD FUND FAMILY                1-888-843-7824
            P.O. BOX 64387
         ST. PAUL, MN 55164-0387            OR CONTACT YOUR FINANCIAL
                                             REPRESENTATIVE OR PLAN
                                        ADMINISTRATOR FOR INSTRUCTIONS AND
                                                  ASSISTANCE.


SELLING SHARES IN WRITING

     BY LETTER

          In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

[LETTER             o    your address of record has changed within the past 30
GRAPHIC]                 days

                    o    you are selling more than $50,000 worth of shares

                    o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)


          Please note that a notary public CANNOT provide a signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a signature guarantee.

REQUIREMENTS FOR WRITTEN REQUESTS BY SELLER

     OWNERS OF INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP, UGMA/UTMA (CUSTODIAL ACCOUNTS FOR MINORS OR GENERAL PARTNER ACCOUNTS.

                    o    Letter of instruction.

                    o On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

                    o    Signature guarantee if applicable (see above).

     OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS.

                    o    Letter of instruction.

                    o Corporate resolution, certified within the past twelve months.

                    o On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

                    o    Signature guarantee if applicable (see above).

     OWNERS OR TRUSTEES OF TRUST ACCOUNTS.

                    o    Letter of instruction.

                    o    On the letter, the signature(s) of the trustee(s).

                    o Provide a copy of the trust document certified within the past twelve months.

                    o    Signature guarantee if applicable (see above).

     JOINT TENANCY SHAREHOLDERS WHOSE CO-TENANTS ARE DECEASED.

                    o    Letter of instruction signed by surviving tenant.

                    o    Copy of death certificate.

                    o    Signature guarantee if applicable (see above).

     EXECUTORS OF SHAREHOLDER ESTATES.

                    o    Letter of instruction signed by executor.

                    o Copy of order appointing executor, certified within the past twelve months.

                    o    Signature guarantee if applicable (see above).

     ADMINISTRATORS, CONSERVATORS, GUARDIANS AND OTHER SELLERS OR ACCOUNT TYPES NOT LISTED ABOVE.

                    o    Call 1-888-843-7824 for instructions.






                ADDRESS:                         PHONE NUMBER:
        THE HARTFORD FUND FAMILY                1-888-843-7824
            P.O. BOX 64387
         ST. PAUL, MN 55164-0387            OR CONTACT YOUR FINANCIAL
                                             REPRESENTATIVE OR PLAN
                                        ADMINISTRATOR FOR INSTRUCTIONS AND
                                                  ASSISTANCE.

TRANSACTION POLICIES

VALUATION OF SHARES

The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4 p.m. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates, as determined by HIFSCO under the direction of the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities (other than short-term obligations) held by each fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments of the funds that will mature in 60 days or less, are valued at amortized cost, which approximates market value.

Certain funds may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of the fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received, if your order is complete (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

o    The fund name and account number.

o    The amount of the transaction (in dollars or shares).

o Signatures of all owners exactly as registered on the account (for mail requests).

o    Signature guarantees (if required).

o    Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES

You may exchange shares of one fund for shares of the same class of any other. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange.

RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING

Because excessive account transactions can disrupt the management of the funds and increase transaction costs for all shareholders, the funds limit account activity as follows:

o you may make no more than two substantive exchanges out of the same fund in any 90 day period (excluding automatic programs);

o    the funds may refuse a share purchase at any time, for any reason;

o the funds may revoke an investor's exchange privilege at any time, for any reason.

"Substantive" means a dollar amount that the funds determine, in their sole discretion, could adversely affect the management of the funds.

CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)

If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 15 calendar days after the purchase.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, Inc., or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

o after every transaction (except a dividend or distribution reinvestment) that affects your account balances

o    after any changes of name or address of the registered owner(s)

o    in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If you are a participant in an employer-sponsored retirement plan you will receive statements from your plan administrator.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income of the funds are normally declared and paid annually. Dividends from the net investment income of Tax-Free Minnesota Fund, Tax- Free National Fund and U.S. Government Securities Fund are declared and paid monthly. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you currently elect to receive monthly/quarterly dividends in cash, beginning October 15, 2001, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to continue receiving cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as capital gains and distributions from short-term capital gains and income are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. Tax rates may vary depending on how long a fund investment is held. See your application for distribution options.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $100 or as much as $50,000 between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o    Complete the appropriate parts of your account application.

o If you are using AIP to open an account, make out a check ($25 minimum) for your first investment amount payable to "The Hartford Mutual Funds." Deliver your check and application to your financial representative or the transfer agent.

SYSTEMATIC WITHDRAWAL PLAN This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o SPECIFY THE PAYEE(S). The payee may be yourself or any other party and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. A signature guarantee is required if the payee is someone other than the registered owner.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o FILL OUT THE RELEVANT PART OF THE ACCOUNT APPLICATION. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

o    Fill out the relevant part of the account application.

o    Be sure that the amount is for $50 or more.

o    Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

o    Fill out the relevant portion of the account application.

o    Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Fund Family offers a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds, Inc. Minimum investment amounts may apply. To find out more, call
1-888-843-7824.

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS L

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


           CLASS L -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized  and  unrealized gain
             (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
            assets after waivers and
            Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)


---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS M

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS M -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized  and  unrealized gain
             (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)

---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS N

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS N -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized gain
             (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)


---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS H

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS H -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)


---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS L

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS L -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized  and  unrealized gain
             (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)


---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS M

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS M -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions  from capital gains
             Return of capital
           Total distributions
           Net  asset value, end  of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)


---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS N

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS N -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net
           investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of  expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)

---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS H

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS H -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized  and  unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)


---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS Z

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS Z -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized  and  unrealized gain
             (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)


---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS L

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS L -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions  from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)


---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS M

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS M -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
           thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)


---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS N

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS N -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)


---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS H

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS H -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)


---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS L

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS L -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             Thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)


---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS M

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS M -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized gain
             (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)


---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS N

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS N -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)



---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS H

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS H -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)



---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS E

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS E -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)



---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS L

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS L -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized gain
             (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)



---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS M

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS M -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)



---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS N

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS N -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)



---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS H

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS H -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)



---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS E

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS E -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized  and  unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)


---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS L

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS L -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)



---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS M

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS M -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized gain
             (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)



---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS N

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS N -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)



---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS H

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS H -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)



---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS E

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS E -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)



---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS L

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS L -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized gain
             (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)



---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS M

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS M -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)



---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS N

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS N -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)




---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS H

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



           CLASS H -- PERIOD ENDED:
           PER SHARE OPERATING PERFORMANCE
           Net asset value, beginning of period
           Income from Investment Operations:
           Net investment income (loss)
           Net realized and unrealized
           gain (loss) on investments
           Total from investment operations
           Less distributions:
             Dividends from net investment income
             Distributions from capital gains
             Return of capital
           Total distributions
           Net asset value, end of period
           TOTAL RETURN(1)
           RATIOS AND SUPPLEMENTAL DATA:
           Net assets, end of period (in
             thousands)
           Ratio of expenses to average net
             assets before waivers and
             Reimbursements
           Ratio of expenses to average net
             assets after waivers and
             Reimbursements
           Ratio of net investment income (loss)
             to average net assets
           Portfolio turnover rate(2)



---------------

(1)  Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                         PRIVACY POLICY AND PRACTICES OF
                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                        AND ITS AFFILIATES (THE HARTFORD)

              Applicable to The Hartford's United States Customers

WE AT THE HARTFORD value our customers' trust and are committed to the responsible management, use and protection of personal information. All insurance companies must collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection and disclosure of personal information.

   1) Personal information, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes personal financial information such as credit history, income, financial benefits, policy or claim information. It also includes personal health information such as individual medical records or information about an illness, disability or injury.

   2) We collect personal information to support our normal business operations. We may obtain personal information directly from the customer, from customer-related transactions and from third parties, such as a consumer reporting agency. Personal information such as name, address, income, payment history or credit history are gathered from sources such as applications, transactions and consumer reports.

   3) The Hartford's employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

   4) We may share personal financial information with our affiliates, such as insurance companies, banks, agents, brokerage firms and administrators.

   5) To service our customers and administer our business, we may also share information with unaffiliated third parties, including agents, brokerage firms, insurance companies, administrators and service providers and as otherwise permitted or required by law. In addition, we may share personal financial information with other unaffiliated third parties who are assisting us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

      PRIOR TO SHARING PERSONAL FINANCIAL INFORMATION WITH UNAFFILIATED THIRD PARTIES, EXCEPT AS DESCRIBED IN THIS POLICY, WE WILL GIVE AFFECTED CUSTOMERS AN OPPORTUNITY TO DIRECT THAT SUCH INFORMATION NOT BE DISCLOSED.

   6) We may disclose personal health information with proper written authorization or as otherwise permitted or required by law.

   7) We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include locked files, user authentication, encryption, firewall technology and the use of detection software.

      We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

   8) We will continue to follow this policy regarding personal information even when a customer relationship no longer exists.

The Hartford will notify customers of our Privacy Policy at the inception of our business relationship and annually thereafter. The Privacy Policy is subject to change at any time. We will notify customers of any modifications at least annually.

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Fund Family:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report and/or the SAI or for shareholder inquiries, please contact the funds at:

BY MAIL:

The Hartford Fund Family
P.O. Box 64387
St. Paul, MN 55164-0387

BY PHONE:

1-888-843-7824

ON THE INTERNET:

www.thehartfordmutualfunds.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-800-732-0330.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

ON THE INTERNET OR BY E-MAIL:

Internet:  www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.






SEC FILE NUMBERS:
        Hartford-Fortis Series Fund, Inc.          811-00558

                            THE HARTFORD FUND FAMILY

                                             CLASS A, CLASS B AND CLASS C SHARES
                                             PROSPECTUS
                                             FEBRUARY _____, 2002


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THE HARTFORD RESEARCH FUNDS

The Hartford Global Communications Fund

The Hartford Global Financial Services Fund

The Hartford Global Health Fund

The Hartford Global Technology Fund


THE HARTFORD GLOBAL/INTERNATIONAL FUNDS

The Hartford International Small Company Fund

The Hartford International Capital Appreciation Fund

The Hartford International Opportunities Fund

The Hartford Global Leaders Fund


THE HARTFORD DOMESTIC EQUITY FUNDS

The Hartford Focus Fund

The Hartford SmallCap Growth Fund

The Hartford Small Company Fund

The Hartford Capital Appreciation Fund

The Hartford Growth Opportunities Fund

The Hartford MidCap Value Fund

The Hartford MidCap Fund (NOT CURRENTLY AVAILABLE)

The Hartford Value Opportunities Fund

The Hartford Growth Fund

The Hartford Stock Fund

The Hartford Growth and Income Fund

The Hartford Value Fund

The Hartford Dividend and Growth Fund

The Hartford Advisers Fund


THE HARTFORD INCOME FUNDS

The Hartford High Yield Fund

The Hartford Tax-Free Minnesota Fund

The Hartford Tax-Free National Fund

The Hartford U.S. Government Securities Fund

The Hartford Bond Income Strategy Fund

The Hartford Money Market Fund

                                  THE HARTFORD FUND FAMILY
                                  P.O. BOX 64387
                                  ST. PAUL, MN 55164-0387

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

INTRODUCTION

Each fund in The Hartford Fund Family has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, B and C shares of the funds.

Each fund, except the Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund and Focus Fund, is a diversified fund. The Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund and Focus Fund are non-diversified funds. The non-diversified funds other than the Focus Fund are sometimes known as "sector funds."

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("HIMCO(R)"). Information regarding HIFSCO, Wellington Management and HIMCO is included under the section entitled "Management of the Funds" in this prospectus.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

CONTENTS

                A summary of each fund's goals,       The Hartford Global Communications Fund
                strategies, risks, performance and    The Hartford Global Financial Services Fund
                expenses.                             The Hartford Global Health Fund
                                                      The Hartford Global Technology Fund
                                                      The Hartford International Small Company Fund
                                                      The Hartford International Capital Appreciation Fund
                                                      The Hartford International Opportunities Fund
                                                      The Hartford Global Leaders Fund
                                                      The Hartford Focus Fund
                                                      The Hartford SmallCap Growth Fund
                                                      The Hartford Small Company Fund
                                                      The Hartford Capital Appreciation Fund
                                                      The Hartford Growth Opportunities Fund
                                                      The Hartford MidCap Value Fund
                                                      The Hartford MidCap Fund
                                                      The Hartford Value Opportunities Fund
                                                      The Hartford Growth Fund
                                                      The Hartford Stock Fund
                                                      The Hartford Growth and Income Fund
                                                      The Hartford Value Fund
                                                      The Hartford Dividend and Growth Fund
                                                      The Hartford Advisers Fund
                                                      The Hartford High Yield Fund
                                                      The Hartford Tax-Free Minnesota Fund
                                                      The Hartford Tax-Free National Fund
                                                      The Hartford U.S. Government Securities Fund
                                                      The Hartford Bond Income Strategy Fund
                                                      The Hartford Money Market Fund
                                                      Prior performance of similar funds

                Description of other investment       Investment strategies and investment matters
                strategies and investment risks.

                Investment manager and management     Management of the funds
                fee information.

                Information on your account.          About your account
                                                      Choosing a share class
                                                      How sales charges are calculated

                                                      Sales charge reductions and waivers
                                                      Opening an account
                                                      Buying shares
                                                      Selling shares
                                                      Transaction policies
                                                      Dividends and account policies
                                                      Additional investor services

                Further information on the funds.     Financial Highlights
                                                      Privacy policy
                                                      For more information                                  back cover

THE HARTFORD GLOBAL COMMUNICATIONS FUND

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of communications companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; companies that provide traditional local and long-distance telephone service and equipment; companies that provide cellular, paging and local and wide area product networks or equipment; companies that provide satellite, microwave and cable television or equipment; and companies developing new communications technologies.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis involves assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures and indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies with the following attributes:

     o The current market price of its stock is at the low end of its historical relative valuation range

     o A positive change in operating results is anticipated but not yet reflected in the price of its stock

     o    Unrecognized or undervalued assets

     o Management that demonstrates that it can convert the above factors into shareholder value

The fund will consider selling a security when:

     o    Its target price is achieved

     o Expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects

     o Equity securities of other comparable issuers in an industry are available at more attractive prices

The fund's portfolio is heavily concentrated in the industries comprising the communications sector and is not considered diversified. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. Except for temporary defensive purposes, the fund remains substantially fully invested. The fund may invest in securities of companies of any size capitalization.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

The fund's investments are concentrated in the industries comprising the communications sector. This means that the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio by investing across a variety of sectors. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund may take larger positions in individual issuers than most mutual funds, it is subject to greater financial risk.

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares would be substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares would be lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares. The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2001
(EXCLUDES SALES CHARGES)

                 [Hartford Global Communications Fund Bar Graph]

                                       01

    During the period shown in the bar chart, the highest quarterly return was _______% (_____ quarter, _____) and the lowest quarterly return was _____% (______ quarter, _____)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)


                                                             LIFE OF FUND

                                                1 YEAR      (SINCE 10/31/00)

Class A Return Before Taxes                            %                   %

Class A Return After Taxes on Distributions            %                   %

Class A Return After Taxes on
Distributions and Sale of Fund Shares                  %                   %

Class B Return Before Taxes                            %                   %

Class C Return Before Taxes                            %                   %

MSCI Broad Telecom Index (reflects no
deduction for fees, expenses or taxes)                 %                   %

INDEX: The MSCI Broad Telecommunications Index ("MSCI Broad Telecom") is comprised of telecom companies as defined by MSCI Global Industry Classifications Standard. The index is capitalization weighted and only includes securities with at least a 500 million USD market capitalization. The constituents of the index include securities from the MSCI All Country index as well as securities in the MSCI coverage universe. This index is reconstituted on a quarterly basis. This is a custom index developed for Wellington Management.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                                                 CLASS A  CLASS B  CLASS C
                         SHAREHOLDER FEES
                            (fees paid directly from your investment)
                            Maximum sales charge as a percentage of offering
                               price (load)                                      5.50%    5.00%    2.00%
                            Maximum load imposed on purchases as a percentage
                               of offering price                                 5.50%    None     1.00%
                            Maximum deferred sales charge (load) (as a
                               percentage of redemption proceeds)(1)             None     5.00%    1.00%
                            Exchange fees                                        None     None     None

                         ANNUAL OPERATING EXPENSES
                            (expenses that are deducted from the fund's assets)
                            Management fees                                      1.00%    1.00%    1.00%
                            Distribution and service (12b-1) fees(2)             0.35%    1.00%    1.00%
                            Other expenses
                            Total annual operating expenses
                            Fee waiver
                            Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [        ]. This waiver may be discontinued at
     any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [     %,   %
     and       %], respectively, through at least [                     ]. This
     policy may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                     EXPENSES (WITH REDEMPTION)           CLASS A    CLASS B    CLASS C
                                        Year 1                            $          $          $
                                        Year 3                            $          $          $
                                        Year 5                            $          $          $
                                        Year 10                           $          $          $

You would pay the following expenses if you did not redeem your shares:



                                     EXPENSES (WITHOUT REDEMPTION)        CLASS A    CLASS B    CLASS C

                                        Year 1                            $          $          $
                                        Year 3                            $          $          $
                                        Year 5                            $          $          $
                                        Year 10                           $          $          $

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of financial services companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, leasing companies and consumer and industrial finance companies.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America and western Europe. Therefore the fund invests most of its assets in companies located in these two geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks with favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

     o    Management focuses on rewarding shareholders

     o    Market expectations of future earnings are too low

     o Market value does not reflect the fact that earnings are understated due to conservative accounting

     o Market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist

     o It is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality

     o Its strength in a distinct product or geographic area makes it attractive to potential acquirers

The fund will consider selling a security when:

     o    Its issuer's management no longer appears to promote shareholder value

     o    Market expectations of future earnings are too high

     o It can sell the security of an outstanding company at a significant premium due to the market's temporary overemphasis on quality

     o Market value exceeds the true value of the issuer's component businesses

     o Market value does not reflect the fact that earnings are overstated due to aggressive accounting

     o Market value does not reflect the risk of potential problems in an important business component

     o Equity securities of other comparable issuers in an industry are available at more attractive prices

The fund's portfolio is heavily concentrated in the industries comprising the financial services sector and is not considered diversified. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. Except for temporary defensive purposes, the fund remains substantially fully invested. The fund may invest in securities of companies of any size capitalization.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

The fund's investments are concentrated in the industries comprising the financial services sector. This means that the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio by investing across a variety of sectors. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effect on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the Fund may take larger positions in individual issuers than most mutual funds, it is subject to greater financial risk.

Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions between financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares would be substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares would be lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2001
(EXCLUDES SALES CHARGES)

               [Hartford Global Financial Services Fund Bar Graph]

                                       01

    During the period shown in the bar chart, the highest quarterly return was _______% (_____ quarter, _____) and the lowest quarterly return was _____% (______ quarter, _____)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)



                                                             LIFE OF FUND

                                                1 YEAR      (SINCE 10/31/00)

Class A Return Before Taxes                            %                   %

Class A Return After Taxes on Distributions            %                   %

Class A Return After Taxes on Distributions
and Sale of Fund Shares                                %                   %

Class B Return Before Taxes                            %                   %

Class C Return Before Taxes                            %                   %

MSCI Finance ex Real Estate Index (reflects no
deduction for fees, expenses or taxes)                 %                   %

INDEX: The MSCI All Country Sector indices provide thousands of possible index permutations as 49 countries and 76 regions are combined with 10 sectors, 23 industry groups and 59 industries. Specifically, the MSCI Finance ex Real Estate Index ("MSCI Finance ex Real Estate") includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. This index is reconstituted on a quarterly basis.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                                                CLASS A  CLASS B  CLASS C
                         SHAREHOLDER FEES
                            (fees paid directly from your investment)
                            Maximum sales charge as a percentage of offering
                                price (load)                                     5.50%    5.00%    2.00%
                            Maximum load imposed on purchases as a percentage
                                of offering price                                5.50%    None     1.00%
                            Maximum deferred sales charge (load) (as a
                                percentage of redemption proceeds)(1)            None     5.00%    1.00%
                            Exchange fees                                        None     None     None

                         ANNUAL OPERATING EXPENSES
                            (expenses that are deducted from the fund's assets)
                            Management fees                                      1.00%    1.00%    1.00%
                            Distribution and service (12b-1) fees(2)             0.35%    1.00%    1.00%
                            Other expenses
                            Total annual operating expenses
                            Fee waiver
                            Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [       ]. This waiver may be discontinued at any
     time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [     %,   %
     and         %], respectively, through at least [                    ]. This
     policy may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                     EXPENSES (WITH REDEMPTION)           CLASS A    CLASS B    CLASS C
                                        Year 1                            $          $          $
                                        Year 3                            $          $          $
                                        Year 5                            $          $          $
                                        Year 10                           $          $          $

You would pay the following expenses if you did not redeem your shares:


                                     EXPENSES (WITHOUT REDEMPTION)        CLASS A    CLASS B    CLASS C
                                        Year 1                            $          $          $
                                        Year 3                            $          $          $
                                        Year 5                            $          $          $
                                        Year 10                           $          $          $

THE HARTFORD GLOBAL HEALTH FUND

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in the equity securities of health care companies worldwide.

INVESTMENT STRATEGY. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products and services, managed health care, health information services and emerging health-related subsectors. The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The portfolio will seek to exploit favorable macro trends for the health care sector including demographics.

The portfolio will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental research is focused on direct contact with company management, suppliers and competitors.

Investments in the portfolio will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the healthcare sector.

Stocks considered for purchase in the portfolio typically share the following attributes:

     o    The company's business franchise is temporarily mispriced

     o    The company has under-appreciated new product pipelines

     o The company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad)

     o    The company is a target of opportunity due to industry consolidation

Stocks will be considered for sale from the portfolio when:

     o    Target prices are achieved

     o    Fundamental expectations are not met

     o    A company's prospects become less appealing

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors. Accordingly, Wellington Management seeks to be early, not late in recognizing opportunity.

The portfolio will be relatively concentrated both with regard to position size and the industries comprising the health care sector. The fund may invest in companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund concentrates on small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

The fund's investments are focused in the health care sector. This means that the fund may have greater market fluctuation and price volatility than a fund which invests in a more broadly diversified portfolio of securities across sectors. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services.

Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares would be substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares would be lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2001
(EXCLUDES SALES CHARGES)

                     [Hartford Global Health Fund Bar Graph]

                                       01


    During the period shown in the bar chart, the highest quarterly return was _______% (_____ quarter, _____) and the lowest quarterly return was _____% (______ quarter, _____)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)


                                                             LIFE OF FUND

                                              1 YEAR       (SINCE 05/01/00)
Class A Return Before Taxes                            %                   %

Class A Return After Taxes on Distributions            %                   %

Class A Return After Taxes on Distributions
and Sale of Fund Shares                                %                   %

Class B Return Before Taxes                            %                   %

Class C Return Before Taxes                            %                   %

Goldman Sachs Health Index (reflects no
deduction for fees, expenses or taxes)                 %                   %

INDEX: The Goldman Sachs Healthcare Index ("Goldman Sachs Health") is a modified-Capitalization weighted index based on United States headquartered healthcare companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, the NASDAQ or the New York Stock Exchange and meet certain established market capitalization levels. This index is reconstituted on a semiannual basis.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                 CLASS A  CLASS B  CLASS C
                         SHAREHOLDER FEES
                            (fees paid directly from your investment)
                            Maximum sales charge as a percentage of offering
                               price (load)                                      5.50%    5.00%    2.00%
                            Maximum load imposed on purchases as a percentage
                               of offering price                                 5.50%    None     1.00%
                            Maximum deferred sales charge (load) (as a
                               percentage of redemption proceeds)(1)             None     5.00%    1.00%
                            Exchange fees                                        None     None     None
                         ANNUAL OPERATING EXPENSES
                            (expenses that are deducted from the fund's assets)
                            Management fees                                      1.00%    1.00%    1.00%
                            Distribution and service (12b-1) fees(2)             0.35%    1.00%    1.00%
                            Other expenses
                            Total annual operating expenses
                            Fee waiver
                            Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [       ]. This waiver may be discontinued at any
     time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and           %], respectively, through at least [                 ]. This
     policy may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                      EXPENSES (WITH REDEMPTION)     CLASS A  CLASS B  CLASS C
                                         Year 1                      $        $        $
                                         Year 3                      $        $        $
                                         Year 5                      $        $        $
                                         Year 10                     $        $        $

You would pay the following expenses if you did not redeem your shares:



                                    EXPENSES (WITHOUT REDEMPTION)     CLASS A  CLASS B  CLASS C
                                       Year 1                         $        $        $
                                       Year 3                         $        $        $
                                       Year 5                         $        $        $
                                       Year 10                        $        $        $

THE HARTFORD GLOBAL TECHNOLOGY FUND

INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in the equity securities of technology companies worldwide.

INVESTMENT STRATEGY. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet and news media, and emerging technology-related subsectors. The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental research is focused on direct contact with company management, suppliers and competitors.

Sector allocation within the portfolio reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, near term macroeconomic events that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase in the portfolio typically share the following attributes:

     o    A positive change in operating results is anticipated

     o    Unrecognized or undervalued capabilities are present

     o The quality of management indicates that these factors will be converted to shareholder value

Stocks will be considered for sale from the portfolio when:

     o    Target prices are achieved

     o Earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook

     o    More attractive value in a comparable company is available.

The portfolio will be relatively concentrated both with regard to position size and the industries comprising the technology sector. The fund may invest in companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets. For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 250%.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund concentrates on small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

The fund's investments are focused in the technology sector. This means that the fund may have greater market fluctuation and price volatility than a fund which invests in a more broadly diversified portfolio of securities across sectors. Financial, business and economic factors may have a greater impact on this kind of fund than on a broadly diversified fund.

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and increases your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares would be substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares would be lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2001
(EXCLUDES SALES CHARGES)

                   [Hartford Global Technology Fund Bar Graph]

                                       01


    During the period shown in the bar chart, the highest quarterly return was _______% (_____ quarter, _____) and the lowest quarterly return was _____% (______ quarter, _____)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)



                                                             LIFE OF FUND

                                              1 YEAR       (SINCE 05/01/00)
Class A Return Before Taxes                            %                   %

Class A Return After Taxes on Distributions            %                   %

Class A Return After Taxes on
Distributions and Sale of Fund Shares                  %                   %

Class B Return Before Taxes                            %                   %

Class C Return Before Taxes                            %                   %

Goldman Sachs Technology Index (reflects
no deduction for fees, expenses or taxes)              %                   %

INDEX: The Goldman Sachs Technology Composite Index ("Goldman Sachs Technology") is a modified-Capitalization weighted index based on United States headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, the NASDAQ or the New York Stock Exchange and meet certain established market capitalization levels. This index is reconstituted on a semiannual basis.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                                                 CLASS A  CLASS B  CLASS C

                         SHAREHOLDER FEES
                            (fees paid directly from your investment)
                            Maximum sales charge as a percentage of offering
                               price (load)                                      5.50%    5.00%    2.00%
                            Maximum load imposed on purchases as a percentage
                               of offering price                                 5.50%    None     1.00%
                            Maximum deferred sales charge (load) (as a
                               percentage of redemption proceeds)(1)             None     5.00%    1.00%
                            Exchange fees                                        None     None     None
                         ANNUAL OPERATING EXPENSES
                            (expenses that are deducted from the fund's assets)
                            Management fees                                      1.00%    1.00%    1.00%
                            Distribution and service (12b-1) fees(2)             0.35%    1.00%    1.00%
                            Other expenses
                            Total annual operating expenses
                            Fee waiver
                            Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [       ]. This waiver may be discontinued at any
     time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and        %], respectively, through at least [                     ]. This
     policy may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                      EXPENSES (WITH REDEMPTION)     CLASS A  CLASS B  CLASS C

                                         Year 1                      $        $        $
                                         Year 3                      $        $        $
                                         Year 5                      $        $        $
                                         Year 10                     $        $        $


You would pay the following expenses if you did not redeem your shares:


                                    EXPENSES (WITHOUT REDEMPTION)     CLASS A  CLASS B  CLASS C
                                       Year 1                         $        $        $
                                       Year 3                         $        $        $
                                       Year 5                         $        $        $
                                       Year 10                        $        $        $

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of foreign issuers, including non-dollar securities, with market capitalizations of under $8 billion. Under normal circumstances, the fund diversifies its investments among at least ten countries. The fund may invest up to 15% of its total assets in non-investment grade debt securities and 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets. Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds."

The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, quantitative screens, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis to include review of the following factors:

     o    a well-articulated business plan

     o    experienced management

     o    a sustainable competitive advantage

     o    strong financial characteristics

In addition, valuation analysis, including relevant industry valuations, are used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

The annual portfolio turnover rate is expected to be in excess of 200%.

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund focuses on small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Non-investment grade debt securities (securities rated "Ba" or lower by Moody's Investors Service, Inc. ("Moody's") or "BB" or lower by Standard and Poor's Corporation ("S&P"), or securities which, if unrated, are determined by Wellington Management to be of comparable quality) entail greater credit risk and greater interest rate risk than do investment grade debt securities. In addition such securities could become harder to value and less liquid than investment grade debt securities.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and increases your taxable distributions.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                 CLASS A  CLASS B  CLASS C

                         SHAREHOLDER FEES
                            (fees paid directly from your investment)
                            Maximum sales charge as a percentage of offering
                               price (load)                                       5.50%    5.00%    2.00%
                            Maximum load imposed on purchases as a percentage
                               of offering price                                  5.50%    None     1.00%
                            Maximum deferred sales charge (load) (as a
                               percentage of redemption proceeds)(1)              None     5.00%    1.00%
                            Exchange fees                                         None     None     None
                         ANNUAL OPERATING EXPENSES
                            (expenses that are deducted from the fund's
                            assets)
                            Management fees                                       1.00%    1.00%    1.00%
                            Distribution and service (12b-1) fees(2)              0.35%    1.00%    1.00%
                            Other expenses
                            Total annual operating expenses
                            Fee waiver
                            Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [     ]. This waiver may be discontinued at any
     time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [     %,   %
     and           %], respectively, through at least [                  ]. This
     policy may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                     EXPENSES (WITH REDEMPTION)           CLASS A    CLASS B    CLASS C
                                        Year 1                            $          $          $
                                        Year 3                            $          $          $
                                        Year 5                            $          $          $
                                        Year 10                           $          $          $

You would pay the following expenses if you did not redeem your shares:


                                     EXPENSES (WITHOUT REDEMPTION)        CLASS A    CLASS B    CLASS C
                                        Year 1                            $          $          $
                                        Year 3                            $          $          $
                                        Year 5                            $          $          $
                                        Year 10                           $          $          $

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of foreign issuers, including non-dollar securities. Under normal circumstances, the fund diversifies its investments among at least five countries. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment strategy is to invest in high quality growth companies in various sectors around the world. The fund's investment approach is two-tiered:
"top-down" analysis and "bottom-up" security selection. In a "top down" analysis economic data is examined to identify sectors and industries that are expected to grow faster than average over the next twelve to eighteen months. In addition, long-term, broad themes are identified that are based on demographic trends, technological changes, and political and social developments around the world. Through "bottom-up" security selection, the portfolio manager identifies high quality, large capitalization and mid capitalization growth companies. The key characteristics of high quality growth companies are:

     o strong earnings and revenue growth or the potential for strong earnings and revenue growth

     o    good management teams

     o    strong balance sheets

     o attractive relative valuations within a global or regional market or the security's primary trading market

The annual portfolio turnover rate is expected to be in excess of 200%.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization (above $5 billion) and mid-capitalization (between $2 billion and $20 billion) growth companies significantly influences its performance. Large and mid-capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on small capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and increases your taxable distributions.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                 CLASS A  CLASS B  CLASS C
                         SHAREHOLDER FEES
                            (fees paid directly from your investment)
                            Maximum sales charge as a percentage of offering
                               price (load)                                       5.50%    5.00%    2.00%
                            Maximum  load imposed on purchases as a percentage
                               of offering price                                  5.50%    None     1.00%
                            Maximum deferred sales charge (load) (as a
                               percentage of redemption proceeds)(1)              None     5.00%    1.00%
                            Exchange fees                                         None     None     None
                         ANNUAL OPERATING EXPENSES
                            (expenses that are deducted from the fund's assets)
                            Management fees                                       1.00%    1.00%    1.00%
                            Distribution and service (12b-1) fees(2)              0.35%    1.00%    1.00%
                            Other expenses
                            Total annual operating expenses
                            Fee waiver
                            Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [       ]. This waiver may be discontinued at any
     time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [     %,   %
     and       %], respectively, through at least [               ]. This policy
     may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                     EXPENSES (WITH REDEMPTION)           CLASS A    CLASS B    CLASS C

                                        Year 1                            $          $          $
                                        Year 3                            $          $          $
                                        Year 5                            $          $          $
                                        Year 10                           $          $          $

You would pay the following expenses if you did not redeem your shares:

                                     EXPENSES (WITHOUT REDEMPTION)        CLASS A    CLASS B    CLASS C
                                        Year 1                            $          $          $
                                        Year 3                            $          $          $
                                        Year 5                            $          $          $
                                        Year 10                           $          $          $

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks growth of capital by investing primarily in stocks issued by non-U.S. companies.

INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. Under normal market conditions the fund diversifies its investments among at least three countries other than the United States. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets.

Wellington Management uses a three-pronged investment strategy:

     o Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

     o Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

     o Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value.

In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares would be substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares would be lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

              [Hartford International Opportunities Fund Bar Graph]

                                       97
                                       98
                                       99
                                       00
                                       01


    During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was
    _______% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)


                                                                                 LIFE OF FUND

                                              1 YEAR            5 YEAR         (SINCE 07/22/96)

Class A Return Before Taxes                            %                   %                   %

Class A Return After Taxes on Distributions            %                   %                   %

Class A Return After Taxes on
Distributions and Sale of Fund Shares                  %                   %                   %

Class B Return Before Taxes                            %                   %                   %

Class C Return Before Taxes                            %                   %              % (1)]

EAFE GDP Index (reflects no deduction
for fees, expenses or taxes)                           %                                       %

INDEX: The Morgan Stanley Europe, Australia, Far East GDP ("EAFE GDP") Index is an unmanaged index of stocks of companies representing stock markets in Europe, Australia, New Zealand and the Far East.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

(2)  Return is from 7/31/1996-- 12/31/2001

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                 CLASS A  CLASS B  CLASS C

                         SHAREHOLDER FEES
                            (fees paid directly from your investment)
                            Maximum sales charge as a percentage of offering
                               price (load)                                       5.50%    5.00%    2.00%
                            Maximum load imposed on purchases as a percentage
                               of offering price                                  5.50%    None     1.00%
                            Maximum deferred sales charge (load) (as a
                               percentage of redemption proceeds)(1)              None     5.00%    1.00%
                            Exchange fees                                         None     None     None
                         ANNUAL OPERATING EXPENSES
                            (expenses that are deducted from the fund's assets)
                            Management fees                                       0.85%    0.85%    0.85%
                            Distribution and service (12b-1) fees(2)              0.35%    1.00%    1.00%
                            Other expenses
                            Total annual operating expenses
                            Fee waiver
                            Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [            ]. This waiver may be discontinued
     at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and           %], respectively, through at least [                  ]. This
     policy may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                      EXPENSES (WITH REDEMPTION)              CLASS A  CLASS B  CLASS C

                                         Year 1                               $        $        $
                                         Year 3                               $        $        $
                                         Year 5                               $        $        $
                                         Year 10                              $        $        $

You would pay the following expenses if you did not redeem your shares:


                                     EXPENSES (WITHOUT REDEMPTION)            CLASS A  CLASS B  CLASS C
                                       Year 1                                 $        $        $
                                       Year 3                                 $        $        $
                                       Year 5                                 $        $        $
                                       Year 10                                $        $        $

THE HARTFORD GLOBAL LEADERS FUND

INVESTMENT GOAL. The Hartford Global Leaders Fund seeks growth of capital by investing primarily in stocks issued by companies worldwide.

INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among at least five countries, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country.

The fund uses a two-tiered investment strategy:

     o Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the global macro-economic and investment environments. This includes an evaluation of U.S. and non-U.S. economic and political conditions, fiscal and monetary policies, demographic trends and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in the markets and economy to identify companies which offer significant potential for capital appreciation given current and projected global and local economic and market conditions.

     o Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statements, anticipated earnings, revenues and other related measures of value.

The fund emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a strong balance sheet, a high return on equity, a strong management team, and attractive relative value within the context of the global marketplace or a security's primary trading market.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 350%.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth if wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and increases your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares would be substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares would be lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                    [HARTFORD GLOBAL LEADERS FUND BAR GRAPH]

                                       99
                                       00
                                       01

    During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was
    _______% (_____ quarter, _______)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)


                                                             LIFE OF FUND

                                              1 YEAR       (SINCE 09/30/98)
Class A Return Before Taxes                            %                   %

Class A Return After Taxes on Distributions            %                   %

Class A Return After Taxes on
Distributions and Sale of Fund Shares                  %                   %

Class B Return Before Taxes                            %                   %

Class C Return Before Taxes                            %                   %

Morgan  Stanley Capital International
World Index (reflects no deduction for
fees, expenses or taxes)                               %                   %

INDEX: The Morgan Stanley Capital International World Index is a broad based unmanaged market capitalization weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                 CLASS A  CLASS B  CLASS C
                         SHAREHOLDER FEES
                            (fees paid directly from your investment)
                            Maximum sales charge as a percentage of offering
                               price (load)                                       5.50%    5.00%    2.00%
                            Maximum load imposed on purchases as a percentage
                               of offering price                                  5.50%    None     1.00%
                            Maximum deferred sales charge (load) (as a
                               percentage of redemption proceeds)(1)              None     5.00%    1.00%
                            Exchange fees                                         None     None     None
                         ANNUAL OPERATING EXPENSES
                            (expenses that are deducted from the fund's assets)
                            Management fees                                       0.85%    0.85%    0.85%
                            Distribution and service (12b-1) fees(2)              0.35%    1.00%    1.00%
                            Other expenses                                        0.33%    0.37%    0.34%
                            Total annual operating expenses
                            Fee waiver
                            Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [                     ]. This waiver may be
     discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [    %,    %
     and          %], respectively, through at least [                   ]. This
     policy may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                      EXPENSES (WITH REDEMPTION)            CLASS A  CLASS B  CLASS C
                                         Year 1                             $        $        $
                                         Year 3                             $        $        $
                                         Year 5                             $        $        $
                                         Year 10                            $        $        $

You would pay the following expenses if you did not redeem your shares:


                                     EXPENSES (WITHOUT REDEMPTION)          CLASS A  CLASS B  CLASS C
                                       Year 1                               $        $        $
                                       Year 3                               $        $        $
                                       Year 5                               $        $        $
                                       Year 10                              $        $        $

THE HARTFORD FOCUS FUND

INVESTMENT GOAL. The Hartford Focus Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies (stocks comprising the S&P 500 Index). The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

Wellington Management uses a two phase investment strategy. Using what is sometimes called a "top down" approach, Wellington Management analyzes the general economic and investment environment by evaluating such things as economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this process Wellington Management tries to anticipate trends and changes in various markets and in the overall economy to identify industries and sectors that will outperform the U.S. economy.

The "top down" analysis is followed by what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from industries and sectors identified in the top down analysis. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures or indicators of value.

The key characteristics of companies in which the fund typically invests include:

     o    Accelerating earnings and earnings per share growth

     o    A strong balance sheet combined with a high return on equity

     o    Unrecognized or undervalued assets

     o    A strong management team

     o    A leadership position within an industry

     o    Sustainable or increasing dividends

     o    Positive investor sentiment

The fund will consider selling a security when:

     o    Downside risk equals upside potential

     o    Decreasing trend of earnings growth is exhibited

     o    Excessive valuations are reached

Annual portfolio turnover is expected to be in excess of 100%.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than most mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the top down, bottom up strategy and fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                                              CLASS A  CLASS B  CLASS C
                             SHAREHOLDER FEES
                                (fees paid directly from your investment)
                                Maximum sales charge (load) as a percentage of
                                  offering price                               5.50%    5.00%    2.00%
                                Maximum load imposed on purchases as a
                                  percentage of offering price                 5.50%    None     1.00%
                                Maximum deferred sales charge (load) (as a
                                  percentage of redemption proceeds)(1)        None     5.00%    1.00%
                                Exchange fees                                  None     None     None

                             ANNUAL OPERATING EXPENSES
                                (expenses that are deducted from the fund's
                                  assets)
                                Management fees                                1.00%    1.00%    1.00%
                                Distribution and service (12b-1) fees(2)       0.35%    1.00%    1.00%
                                Other expenses
                                Total annual operating expenses
                                Fee waiver
                                Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply only on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [                  ]. This waiver may be
     discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [     %,   %
     and        %], respectively, through at least [                     ]. This
     policy may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                     EXPENSES (WITH REDEMPTION)           CLASS A    CLASS B    CLASS C
                                        Year 1                            $          $          $
                                        Year 3                            $          $          $
                                        Year 5                            $          $          $
                                        Year 10                           $          $          $

You would pay the following expenses if you did not redeem your shares:


                                     EXPENSES (WITHOUT REDEMPTION)        CLASS A    CLASS B    CLASS C
                                        Year 1                            $          $          $
                                        Year 3                            $          $          $
                                        Year 5                            $          $          $
                                        Year 10                           $          $          $

THE HARTFORD SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short and long term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of small capitalization companies that Wellington Management believes have superior growth potential. Small capitalization companies are defined as companies with market capitalizations within the range of the Russell 2000 Index. As of December 31, 2001 this range was between approximately ______ and _____. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class A, B and C shares have not been offered prior to the date of this prospectus, information in the chart and table is for the fund's Class L shares, which are offered through another prospectus. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class A, B and C shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class A, B and

C shares would be lower than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS L TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                        [SmallCap Growth Fund Bar Graph]


                                               CLASS L TOTAL RETURNS
                                               ---------------------
                                       92
                                       93
                                       94
                                       95
                                       96
                                       97
                                       98
                                       99
                                       00
                                       01

    During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was
    _______% (_____ quarter, _______)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)


                                              1 YEAR            5 YEAR             10 YEARS
Class L Return Before Taxes                            %                   %                   %

Class L Return After Taxes on Distributions            %                   %                   %

Class L Return After Taxes on
Distributions and Sale of Fund Shares                  %                   %                   %

Russell 2000 Index (reflects no
deduction for fees, expenses or taxes)                 %                   %                   %

Russell 2000 Growth Index (reflects no
deduction for fees, expenses or taxes)                 %                   %                   %

INDICES The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 growth companies with higher price-to-book ratios and higher forecasted growth values. Going forward, the fund will use the Russell 2000 Growth Index because it is better suited for the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                    CLASS A    CLASS B    CLASS C
               SHAREHOLDER FEES
                  (fees paid directly from your investment)
                  Maximum sales charge as a percentage of offering price (load)
                  Maximum load imposed on purchases as a percentage of
                    offering price
                  Maximum deferred sales charge (load) (as a percentage of
                    redemption proceeds)(1)
                  Exchange fees
               ANNUAL OPERATING EXPENSES
                  (expenses that are deducted from the fund's assets)
                  Management fees
                  Distribution and service (12b-1) fees(2)
                  Other expenses
                  Total annual operating expenses
                  Fee waiver
                  Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [              ]. This waiver may be discontinued
     at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and          %], respectively, through at least [                   ]. This
     policy may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                    EXPENSES (WITH REDEMPTION)        CLASS A  CLASS B  CLASS C
                                       Year 1                         $        $        $
                                       Year 3                         $        $        $
                                       Year 5                         $        $        $
                                       Year 10                        $        $        $

You would pay the following expenses if you did not redeem your shares:


                                    EXPENSES (WITHOUT REDEMPTION)     CLASS A  CLASS B  CLASS C
                                       Year 1                         $        $        $
                                       Year 3                         $        $        $
                                       Year 5                         $        $        $
                                       Year 10                        $        $        $

THE HARTFORD SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford Small Company Fund seeks growth of capital by investing primarily in stocks selected on the basis of potential for capital appreciation.

INVESTMENT STRATEGY. The fund normally invests at least 80% of its net assets in common stocks of companies with market capitalizations within the range represented by the Russell 2000 Index. As of December 31, 2001 this range was between approximately $____ million and $____ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:

     o    have potential for above-average earnings growth,

     o    are undervalued in relation to their investment potential,

     o have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     o are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value.

For its most recent fiscal year, the fund's annual portfolio turnover exceeded 200%.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund concentrates on small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and increases your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares would be substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares would be lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                         [Small Company Fund Bar Graph]


                                                  CLASS A TOTAL RETURNS
                                                  ---------------------
                                       97
                                       98
                                       99
                                       00
                                       01

    During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was
    _______% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)


                                                      1 YEAR            5 YEAR         (SINCE 07/22/96)

Class A Return Before Taxes                                    %                   %                   %

Class A Return After Taxes on Distributions                    %                   %                   %

Class A Return After Taxes on Distributions
and Sale of Fund Shares                                        %                   %                   %

Class B Return Before Taxes                                    %                   %                   %

Class C Return Before Taxes                                    %                   %                %(1)

Russell 2000 Index (reflects no deduction for
fees, expenses or taxes)                                       %                                       %

INDEX: The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                         CLASS A    CLASS B    CLASS C
               SHAREHOLDER FEES
                  (fees paid directly from your investment)
                  Maximum sales charge as a percentage of offering price (load)           5.50%      5.00%     2.00%
                  Maximum load imposed on purchases as a percentage of offering price     5.50%      None      1.00%
                  Maximum deferred sales charge (load) (as a percentage of redemption     None       5.00%     1.00%
                    proceeds)(1)
                  Exchange fees                                                           None       None      None
               ANNUAL OPERATING EXPENSES
                  (expenses that are deducted from the fund's assets)
                  Management fees                                                         0.85%      0.85%     0.85%
                  Distribution and service (12b-1) fees(2)                                0.35%      1.00%     1.00%
                  Other expenses
                  Total annual operating expenses
                  Fee waiver
                  Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [                    ]. This waiver may be
     discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and         %], respectively, through at least [                    ]. This
     policy may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                    EXPENSES (WITH REDEMPTION)        CLASS A       CLASS B        CLASS C
                                       Year 1                         $             $              $
                                       Year 3                         $             $              $
                                       Year 5                         $             $              $
                                       Year 10                        $             $              $


You would pay the following expenses if you did not redeem your shares:


                                    EXPENSES (WITHOUT REDEMPTION)     CLASS A       CLASS B        CLASS C
                                       Year 1                         $             $              $
                                       Year 3                         $             $              $
                                       Year 5                         $             $              $
                                       Year 10                        $             $              $

THE HARTFORD CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital by investing primarily in stocks selected on the basis of potential for capital appreciation.

INVESTMENT STRATEGY. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund concentrates on small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares would be substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares would be lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                      [Capital Appreciation Fund Bar Graph]

                                       97
                                       98
                                       99
                                       00
                                       01

    During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was
    _______% (_____ quarter, _______)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)


                                               1 YEAR            5 YEAR         (SINCE 07/22/96)
Class A Return Before Taxes                            %                   %                   %

Class A Return After Taxes on Distributions            %                   %                   %

Class A Return After Taxes on Distributions
and Sale of Fund Shares                                %                   %                   %

Class B Return Before Taxes                            %                   %                   %

Class C Return Before Taxes                            %                   %                %(1)

S&P 500 Index (reflects no deduction for fees,
expenses or taxes)                                     %                                       %

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                                                               CLASS A     CLASS B      CLASS C
                       SHAREHOLDER FEES
                          (fees paid directly from your investment)
                          Maximum sales charge as a  percentage of offering price (load)         5.50%       5.00%       2.00%
                          Maximum load imposed on purchases as a percentage of offering price    5.50%       None        1.00%
                          Maximum deferred sales charge (load) (as a percentage of redemption
                            proceeds)(1)                                                         None        5.00%       1.00%
                          Exchange fees                                                          None        None        None
                       ANNUAL OPERATING EXPENSES
                          (expenses that are deducted from the fund's assets)
                          Management fees                                                        0.69%       0.69%       0.69%
                          Distribution and service (12b-1) fees(2)                               0.35%       1.00%       1.00%
                          Other expenses
                          Total annual operating expenses
                          Fee waiver
                          Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least [ ]. This waiver may be discontinued at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and         %], respectively, through at least [             ]. This policy
     may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                    EXPENSES (WITH REDEMPTION)        CLASS A     CLASS B     CLASS C
                                       Year 1                         $           $           $
                                       Year 3                         $           $           $
                                       Year 5                         $           $           $
                                       Year 10                        $           $           $

You would pay the following expenses if you did not redeem your shares:


                                    EXPENSES (WITHOUT REDEMPTION)     CLASS A     CLASS B     CLASS C
                                       Year 1                         $           $           $
                                       Year 3                         $           $           $
                                       Year 5                         $           $           $
                                       Year 10                        $           $           $

THE HARTFORD GROWTH OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks short- and long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalization that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Wellington Management looks for a strong management team that has a clearly articulated business strategy, a history of earnings growth and the potential for that growth to be sustained, and attractive stock valuation based on multiple valuation tools.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund concentrates on small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class A, B and C shares have not been offered prior to the date of this prospectus, information in the chart and table is for the fund's Class L shares, which are offered through another prospectus. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class A, B and C shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class A, B and C shares would be lower than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS L TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                      [Growth Opportunities Fund Bar Graph]


                                              CLASS L TOTAL RETURNS
                                              ---------------------
                                       92
                                       93
                                       94
                                       95
                                       96
                                       97
                                       98
                                       99
                                       00
                                       01

    During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was
    _______% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)



                                              1 YEAR            5 YEAR             10 YEARS
Class L Return Before Taxes                            %                   %                   %

Class L Return After Taxes on Distributions            %                   %                   %

Class L Return After Taxes on Distributions
and Sale of Fund Shares                                %                   %                   %

S&P MidCap 400 Index (reflects no
deduction for fees, expenses or taxes)                 %                   %                   %

Russell 3000 Growth Index (reflects no
deduction for fees, expenses or taxes)                 %                   %                   %


INDICES: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by Standard & Poor's designed to represent price movements in the midcap U.S. equity market. The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Growth Index companies with higher price-to-book ratios and higher forecasted values. Going forward, the fund will use the Russell 3000 Growth Index because it is better suited for the investment strategy of the fund.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                                                           CLASS A  CLASS B  CLASS C
                   SHAREHOLDER FEES
                      (fees paid directly from your investment)
                      Maximum sales charge as a percentage of offering price (load)         5.50%    5.00%    2.00%
                      Maximum load imposed on purchases as a percentage of offering price   5.50%    None     1.00%
                      Maximum deferred sales charge (load) (as a percentage of redemption   None     5.00%    1.00%
                        proceeds)(1)
                      Exchange fees                                                         None     None     None
                   ANNUAL OPERATING EXPENSES
                      (expenses that are deducted from the fund's assets)
                      Management fees                                                       0.83%    0.83%    0.83%
                      Distribution and service (12b-1) fees(2)                              0.35%    1.00%    1.00%
                      Other expenses
                      Total annual operating expenses
                      Fee waiver
                      Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [              ]. This waiver may be discontinued
     at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and         %], respectively, through at least [                    ]. This
     policy may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                    EXPENSES (WITH REDEMPTION)        CLASS A  CLASS B  CLASS C
                                       Year 1                         $        $        $
                                       Year 3                         $        $        $
                                       Year 5                         $        $        $
                                       Year 10                        $        $        $

You would pay the following expenses if you did not redeem your shares:


                                    EXPENSES (WITHOUT REDEMPTION)     CLASS A  CLASS B  CLASS C
                                       Year 1                         $        $        $
                                       Year 3                         $        $        $
                                       Year 5                         $        $        $
                                       Year 10                        $        $        $

THE HARTFORD MIDCAP VALUE FUND

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its net assets in mid capitalization companies. Mid capitalization companies are defined by the fund as companies with market capitalizations equaling or exceeding $500 million but not exceeding the largest market capitalization of the Russell Mid-Cap Index. The fund may invest up to 20% of its total assets in securities of foreign issuers.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers have the most compelling blend of the following attributes:

     o    high fundamental investment value

     o    strong management team

     o    strong industry position

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund concentrates on mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked, or otherwise undervalued securities entail a significant risk of never attaining higher value. For a variety of reasons, many undervalued companies never realize their potential and the market value of their equity securities remains low. In addition, even when undervalued companies realize their potential as economic enterprises, the market value of their securities may not reflect their success.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                          CLASS A     CLASS B     CLASS C
                   SHAREHOLDER FEES
                      (fees paid directly from your investment)
                      Maximum sales charge as a percentage of offering price (load)         5.50%      5.00%      2.00%
                      Maximum load imposed on purchases as a percentage of offering price   5.50%      None       1.00%
                      Maximum deferred sales charge (load) (as a percentage of redemption
                        proceeds)(1)                                                        None       5.00%      1.00%
                      Exchange fees                                                         None       None       None
                   ANNUAL OPERATING EXPENSES
                      (expenses that are deducted from the fund's assets)
                      Management fees                                                       0.85%      0.85%      0.85%
                      Distribution and service (12b-1) fees(2)                              0.35%      1.00%      1.00%
                      Other expenses
                      Total annual operating expenses
                      Fee waiver
                      Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [              ]. This waiver may be discontinued
     at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and          %], respectively, through at least [                   ]. This
     policy may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                     EXPENSES (WITH REDEMPTION)           CLASS A    CLASS B    CLASS C

                                        Year 1                            $          $          $
                                        Year 3                            $          $          $
                                        Year 5                            $          $          $
                                        Year 10                           $          $          $

You would pay the following expenses if you did not redeem your shares:


                                     EXPENSES (WITHOUT REDEMPTION)        CLASS A    CLASS B    CLASS C

                                        Year 1                            $          $          $
                                        Year 3                            $          $          $
                                        Year 5                            $          $          $
                                        Year 10                           $          $          $

THE HARTFORD MIDCAP FUND

SHARES OF THIS FUND WILL NOT BE OFFERED TO NEW INVESTORS AFTER JUNE 29, 2001. NEVERTHELESS, INVESTORS HOLDING SHARES OF THE FUND ON THAT DATE MAY PURCHASE ADDITIONAL SHARES THEREAFTER.

INVESTMENT GOAL. The Hartford MidCap Fund seeks long-term growth of capital by investing primarily in stocks selected on the basis of potential for capital appreciation.

INVESTMENT STRATEGY. The fund normally invests at least 80% of its net assets in common stocks of companies with market capitalizations within the range represented by the Standard & Poor's MidCap 400 Index. As of December 31, 2001 this range was between approximately $_____ million and $______ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a two-tiered investment strategy:

     o Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, and demographic trends. Through top down analysis, Wellington Management anticipates trends and changes in markets and the economy overall and identifies industries and sectors that are expected to outperform.

     o Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund concentrates on mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares would be substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares would be lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                        [Hartford MidCap Fund Bar Graph]

                                               CLASS A TOTAL RETURNS
                                               ---------------------
                                       98
                                       99
                                       00
                                       01

    During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was
    _______% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)


                                                             LIFE OF FUND

                                              1 YEAR       (SINCE 12/31/97)
Class A Return Before Taxes                            %                   %

Class A Return After Taxes on Distributions            %                   %

Class A Return After Taxes on Distributions
and Sale of Fund Shares                                %                   %

Class B Return Before Taxes                            %                   %

Class C Return Before Taxes                            %                %(1)

S&P MidCap 400 Index (reflects no
deduction for fees, expenses or taxes)                 %                   %



INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by Standard & Poor's designed to represent price movements in the midcap U.S. equity market.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                           CLASS A  CLASS B  CLASS C
                   SHAREHOLDER FEES
                      (fees paid directly from your investment)
                      Maximum sales charge as a percentage of offering price (load)          5.50%    5.00%    2.00%
                      Maximum load imposed on purchases as a percentage of offering price    5.50%    None     1.00%
                      Maximum deferred sales charge (load) (as a percentage of redemption    None     5.00%    1.00%
                        proceeds)(1)
                      Exchange fees                                                          None     None     None
                   ANNUAL OPERATING EXPENSES
                      (expenses that are deducted from the fund's assets)
                      Management fees                                                        0.83%    0.83%    0.83%
                      Distribution and service (12b-1) fees(2)                               0.35%    1.00%    1.00%
                      Other expenses
                      Total annual operating expenses
                      Fee waiver
                      Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [              ]. This waiver may be discontinued
     at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and          %], respectively, through at least [                   ]. This
     policy may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                    EXPENSES (WITH REDEMPTION)        CLASS A  CLASS B  CLASS C
                                       Year 1                         $        $        $
                                       Year 3                         $        $        $
                                       Year 5                         $        $        $
                                       Year 10                        $        $        $

You would pay the following expenses if you did not redeem your shares:


                                    EXPENSES (WITHOUT REDEMPTION)     CLASS A  CLASS B  CLASS C
                                       Year 1                         $        $        $
                                       Year 3                         $        $        $
                                       Year 5                         $        $        $
                                       Year 10                        $        $        $

THE HARTFORD VALUE OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks short- and long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalization, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

     o    high fundamental investment value,

     o    strong management team, and

     o    strong industry position.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund concentrates on small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class A, B and C shares have not been offered prior to the date of this prospectus, information in the chart and table is for the fund's Class L shares, which are offered through another prospectus. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class A, B and C shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class A, B and C shares would be lower than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS L TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                  [Hartford Value Opportunities Fund Bar Graph]


                                                 CLASS L TOTAL RETURNS
                                                 ---------------------
                                       96
                                       97
                                       98
                                       99
                                       00
                                       01

    During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was
    _______% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)



                                              1 YEAR            5 YEAR         SINCE INCEPTION
                                                                                     (1)
Class L Return Before Taxes                            %                   %                   %

Class L Return After Taxes on Distributions            %                   %                   %

Class L Return After Taxes on Distributions
and Sale of Fund Shares                                %                   %                   %

S&P Barra Value Index (reflects no deduction
for fees, expenses or taxes)                           %                   %                   %

Russell 3000 Value Index (reflects no
deduction for fees, expenses or taxes)                 %                   %                   %

INDICES: The S&P Barra Value Index is an unmanaged capitalization weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios. The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. Going forward, the fund will use the Russell 3000 Value Index because it is better suited for the investment strategy of the fund.

(1) Inception date was January 2, 1996.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                            CLASS A   CLASS B  CLASS C
                   SHAREHOLDER FEES
                      (fees paid directly from your investment)
                      Maximum sales charge as a percentage of offering price (load)           5.50%    5.00%    2.00%
                      Maximum load imposed on purchases as a percentage of offering price     5.50%    None     1.00%
                      Maximum deferred sales charge (load) (as a percentage of
                        redemption proceeds)(1)                                               None     5.00%    1.00%
                      Exchange fees                                                           None     None     None
                   ANNUAL OPERATING EXPENSES
                      (expenses that are deducted from the fund's assets)
                      Management fees                                                         0.83%    0.83%    0.83%
                      Distribution and service (12b-1) fees(2)                                0.35%    1.00%    1.00%
                      Other expenses
                      Total annual operating expenses
                      Fee waiver
                      Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [              ]. This waiver may be discontinued
     at any time thereafter.

(2) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and       %], respectively, through at least [               ]. This policy
     may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                    EXPENSES (WITH REDEMPTION)        CLASS A  CLASS B  CLASS C
                                       Year 1                         $        $        $
                                       Year 3                         $        $        $
                                       Year 5                         $        $        $
                                       Year 10                        $        $        $

You would pay the following expenses if you did not redeem your shares:


                                    EXPENSES (WITHOUT REDEMPTION)     CLASS A  CLASS B  CLASS C
                                       Year 1                         $        $        $
                                       Year 3                         $        $        $
                                       Year 5                         $        $        $
                                       Year 10                        $        $        $

THE HARTFORD GROWTH FUND

INVESTMENT GOAL. The Hartford Growth Fund seeks short and long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of growth companies that Wellington Management believes have superior growth potential. The key characteristics of growth companies favored by the fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets and a strong management team. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a two-tiered investment strategy:

o Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this top down analysis, Wellington Management anticipates trends and changes in various markets and in the economy overall and identifies industries and sectors that are expected to outperform.

o Concurrent with top down analysis, Wellington Management utilizes the "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class A, B and C shares have not been offered prior to the date of this prospectus, information in the chart and table is for the fund's Class L shares, which are offered through another prospectus. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class A, B and C shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class A, B and C shares would be lower than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS L TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                        [Hartford Growth Fund Bar Graph]


                                               CLASS L TOTAL RETURNS
                                               ---------------------
                                       92
                                       93
                                       94
                                       95
                                       96
                                       97
                                       98
                                       99
                                       00
                                       01

    During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was
    _______% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)


                                              1 YEAR            5 YEAR             10 YEARS
Class L Return Before Taxes                           %                   %                   %

Class L Return After Taxes on Distributions           %                   %                   %

Class L Return After Taxes on Distributions
and Sale of Fund Shares                               %                   %                   %

S&P 500 Index (reflects no deduction for
fees, expenses or taxes)                              %                   %                   %

Russell 1000 Growth Index (reflects no
deduction for fees, expenses or taxes)                %                   %                   %

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. The Russell 1000 Growth Index is an unmanaged index of the largest 1000 companies within the Russell 3000 Index, measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Going forward, the fund will use the Russell 1000 Growth Index because it is better suited for the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                          CLASS A   CLASS B  CLASS C
                   SHAREHOLDER FEES
                      (fees paid directly from your investment)
                      Maximum sales charge as a percentage of offering price (load)         5.50%    5.00%    2.00%
                      Maximum load imposed on purchases as a percentage of offering price   5.50%    None     1.00%
                      Maximum deferred sales charge (load) (as a percentage of
                        redemption proceeds)(1)                                             None     5.00%    1.00%
                      Exchange fees                                                         None     None     None
                   ANNUAL OPERATING EXPENSES
                      (expenses that are deducted from the fund's assets)
                      Management fees                                                       0.83%    0.83%    0.83%
                      Distribution and service (12b-1) fees(2)                              0.35%    1.00%    1.00%
                      Other expenses
                      Total annual operating expenses
                      Fee waiver
                      Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [              ]. This waiver may be discontinued
     at any time thereafter.

(2) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and        %], respectively, through at least [              ]. This policy
     may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                    EXPENSES (WITH REDEMPTION)        CLASS A  CLASS B  CLASS C
                                       Year 1                         $        $        $
                                       Year 3                         $        $        $
                                       Year 5                         $        $        $
                                       Year 10                        $        $        $

You would pay the following expenses if you did not redeem your shares:


                                    EXPENSES (WITHOUT REDEMPTION)     CLASS A  CLASS B  CLASS C
                                       Year 1                         $        $        $
                                       Year 3                         $        $        $
                                       Year 5                         $        $        $
                                       Year 10                        $        $        $

THE HARTFORD STOCK FUND

INVESTMENT GOAL. The Hartford Stock Fund seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in stocks.

INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's net assets in the common stocks of high-quality companies. Many of the companies in which the fund invests have a history of paying dividends and are expected to continue paying dividends in the future. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment strategy:

     o Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in markets in the economy overall and identifies industries and sectors that are expected to outperform.

     o Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value.

The key characteristics of high-quality companies favored by the fund include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares would be substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares would be lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)



                             [Stock Fund Bar Graph]


                                       97
                                       98
                                       99
                                       00
                                       01

    During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was
    _______% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)


                                                                                 LIFE OF FUND

                                              1 YEAR            5 YEAR         (SINCE 07/22/96)
Class A Return Before Taxes                            %                   %                   %

Class A Return After Taxes on Distributions            %                   %                   %

Class A Return After Taxes on Distributions
and Sale of Fund Shares                                %                   %                   %

Class B Return Before Taxes                            %                   %                   %

Class C Return Before Taxes                            %                   %                %(1)

S&P 500 Index (reflects no deduction for
fees, expenses or taxes)                               %                                       %

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                      CLASS A  CLASS B   CLASS C
                   SHAREHOLDER FEES
                      (fees paid directly from your investment)
                      Maximum sales charge as a percentage of offering price (load)     5.50%    5.00%    2.00%
                      Maximum load imposed on purchases as a percentage of
                        offering price                                                  5.50%    None     1.00%
                      Maximum deferred sales charge (load) (as a percentage
                        of redemption proceeds)(1)                                      None     5.00%    1.00%
                      Exchange fees                                                     None     None     None
                   ANNUAL OPERATING EXPENSES
                      (expenses that are deducted from the fund's assets)
                      Management fees                                                   0.70%    0.70%    0.70%
                      Distribution and service (12b-1) fees(2)                          0.35%    1.00%    1.00%
                      Other expenses
                      Total annual operating expenses
                      Fee waiver
                      Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [              ]. This waiver may be discontinued
     at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and        %], respectively, through at least [              ]. This policy
     may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                    EXPENSES (WITH REDEMPTION)        CLASS A  CLASS B  CLASS C

                                       Year 1                         $        $        $
                                       Year 3                         $        $        $
                                       Year 5                         $        $        $
                                       Year 10                        $        $        $

You would pay the following expenses if you did not redeem your shares:


                                    EXPENSES (WITHOUT REDEMPTION)     CLASS A  CLASS B  CLASS C

                                       Year 1                         $        $        $
                                       Year 3                         $        $        $
                                       Year 5                         $        $        $
                                       Year 10                        $        $        $

THE HARTFORD GROWTH AND INCOME FUND

INVESTMENT GOAL. The Hartford Growth and Income Fund seeks growth of capital and current income by investing primarily in stocks with earnings growth potential and steady or rising dividends.

INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have steady or rising dividends and whose prospects for capital appreciation are considered favorable by Wellington Management. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is broadly diversified by industry and company.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares would be substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares would be lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                        [Growth & Income Fund Bar Graph]

                                       99
                                       00
                                       01

    During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was
    _______% (_____ quarter, _______)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)


                                                             LIFE OF FUND

                                              1 YEAR       (SINCE 04/30/98)
Class A Return Before Taxes                           %                   %

Class A Return After Taxes on Distributions           %                   %

Class A Return After Taxes on Distributions
and Sale of Fund Shares                               %                   %

Class B Return Before Taxes                           %                   %

Class C Return Before Taxes                           %                %(1)

S&P 500 Index (reflects no deduction for
fees, expenses or taxes)                              %                   %

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                              CLASS A  CLASS B   CLASS C
                    SHAREHOLDER FEES
                       (fees paid directly from your investment)
                       Maximum sales charge as a percentage of offering price (load)            5.50%    5.00%    2.00%
                       Maximum load imposed on purchases as a percentage of offering price      5.50%    None     1.00%
                       Maximum deferred sales charge (load) (as a percentage of redemption
                         proceeds)(1)                                                           None     5.00%    1.00%
                       Exchange fees                                                            None     None     None
                    ANNUAL OPERATING EXPENSES
                       (expenses that are deducted from the fund's assets)
                       Management fees                                                          0.80%    0.80%    0.80%
                       Distribution and service (12b-1) fees(2)                                 0.35%    1.00%    1.00%
                       Other expenses
                       Total annual operating expenses
                       Fee waiver
                       Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [              ]. This waiver may be discontinued
     at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and       %], respectively, through at least [               ]. This policy
     may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                    EXPENSES (WITH REDEMPTION)        CLASS A  CLASS B  CLASS C
                                       Year 1                         $        $        $
                                       Year 3                         $        $        $
                                       Year 5                         $        $        $
                                       Year 10                        $        $        $

You would pay the following expenses if you did not redeem your shares:


                                    EXPENSES (WITHOUT REDEMPTION)     CLASS A  CLASS B  CLASS C
                                       Year 1                         $        $        $
                                       Year 3                         $        $        $
                                       Year 5                         $        $        $
                                       Year 10                        $        $        $

THE HARTFORD VALUE FUND

INVESTMENT GOAL. The Hartford Value Fund seeks long-term total return.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers.

The fund's investment approach is based on the fundamental analysis of companies with large market capitalizations and estimated below-average price-to-earnings ratio. Fundamental analysis involves the assessment of company-specific factors such as its business environment, management, balance sheet, income statement, cash flow, anticipated earnings, hidden or undervalued assets, dividends, and other related measures of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings. The portfolio employs what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures or indicators of value.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked, or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                               CLASS A    CLASS B   CLASS C
                      SHAREHOLDER FEES
                         (fees paid directly from your investment)
                         Maximum sales charge as a percentage of offering price (load)           5.50%      5.00%    2.00%
                         Maximum load imposed on purchases as a percentage of offering price     5.50%      None     1.00%
                         Maximum deferred sales charge (load) (as a percentage of redemption
                           proceeds)(1)                                                          None       5.00%    1.00%
                         Exchange fees                                                           None       None     None
                      ANNUAL OPERATING EXPENSES
                         (expenses that are deducted from the fund's assets)
                         Management fees                                                         0.80%      0.80%    0.80%
                         Distribution and service (12b-1) fees(2)                                0.35%      1.00%    1.00%
                         Other expenses
                         Total annual operating expenses
                         Fee waiver
                         Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [              ]. This waiver may be discontinued
     at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and         %], respectively, through at least [             ]. This policy
     may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                     EXPENSES (WITH REDEMPTION)           CLASS A    CLASS B    CLASS C
                                        Year 1                            $          $          $
                                        Year 3                            $          $          $
                                        Year 5                            $          $          $
                                        Year 10                           $          $          $

You would pay the following expenses if you did not redeem your shares:


                                     EXPENSES (WITHOUT REDEMPTION)        CLASS A    CLASS B    CLASS C
                                        Year 1                            $          $          $
                                        Year 3                            $          $          $
                                        Year 5                            $          $          $
                                        Year 10                           $          $          $

THE HARTFORD DIVIDEND AND GROWTH FUND

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital by investing primarily in stocks.

INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average income yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and dividends.

As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments.

The fund's portfolio is broadly diversified by industry and company.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares would be substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares would be lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                       [Dividend & Growth Fund Bar Graph]

                                       97
                                       98
                                       99
                                       00
                                       01

    During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was
    _______% (_____ quarter, _______)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)



                                                                                 LIFE OF FUND

                                              1 YEAR            5 YEAR         (SINCE 07/22/96)
Class A Return Before Taxes                            %                   %                   %

Class A Return After Taxes on Distributions            %                   %                   %

Class A Return After Taxes on Distributions
and Sale of Fund Shares                                %                   %                   %

Class B Return Before Taxes                            %                   %                   %

Class C Return Before Taxes                            %                   %                %(1)

S&P 500 Index (reflects no deduction for
fees, expenses or taxes)                               %                                       %

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                       CLASS A   CLASS B  CLASS C
                         SHAREHOLDER FEES
                            (fees paid directly from your investment)
                            Maximum sales charge as a percentage of offering price
                              (load)                                                      5.50%    5.00%    2.00%
                            Maximum  load imposed on purchases as a percentage of
                              offering price                                              5.50%    None     1.00%
                            Maximum deferred sales charge (load) (as a percentage of
                              redemption proceeds)(1)                                     None     5.00%    1.00%
                            Exchange fees                                                 None     None     None
                         ANNUAL OPERATING EXPENSES
                            (expenses that are deducted from the fund's assets)
                            Management fees                                               0.75%    0.75%    0.75%
                            Distribution and service (12b-1) fees(2)                      0.35%    1.00%    1.00%
                            Other expenses
                            Total annual operating expenses
                            Fee waiver
                            Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [              ]. This waiver may be discontinued
     at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and         %], respectively, through at least [                    ]. This
     policy may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                    EXPENSES (WITH REDEMPTION)        CLASS A  CLASS B  CLASS C
                                       Year 1                         $        $        $
                                       Year 3                         $        $        $
                                       Year 5                         $        $        $
                                       Year 10                        $        $        $

You would pay the following expenses if you did not redeem your shares:


                                    EXPENSES (WITHOUT REDEMPTION)     CLASS A  CLASS B  CLASS C
                                       Year 1                         $        $        $
                                       Year 3                         $        $        $
                                       Year 5                         $        $        $
                                       Year 10                        $        $        $

THE HARTFORD ADVISERS FUND

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

INVESTMENT STRATEGY. The fund allocates its assets among three categories:

     o    stocks,

     o    debt securities, and

     o    money market instruments.

The fund favors stocks issued by high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position.

The debt securities (other than money market instruments) in which the fund primarily invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc., or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

Asset allocation decisions are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund will normally have some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category and the allocation is in Wellington Management's discretion.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, manager allocation risk, credit risk, income risk and prepayment risk. You could lose money as a result of your investment.

Stock market risk means the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares would be substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares would be lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


                            [Advisers Fund Bar Graph]

                                       97
                                       98
                                       99
                                       00
                                       01

    During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was
    _______% (_____ quarter, _______)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)


                                                                                 LIFE OF FUND

                                              1 YEAR            5 YEAR         (SINCE 07/22/96)
Class A Return Before Taxes                            %                   %                   %

Class A Return After Taxes on Distributions            %                   %                   %

Class A Return After Taxes on Distributions
and Sale of Fund Shares                                %                   %                   %

Class B Return Before Taxes                            %                   %                   %

Class C Return Before Taxes                            %                   %                %(1)

S&P 500 Index (reflects no deduction for
fees, expenses or taxes)                               %                   %                   %

LGCB Index (reflects no deduction for
fees, expenses or taxes)                               %                   %                   %

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                    CLASS A   CLASS B   CLASS C
                  SHAREHOLDER FEES
                     (fees paid directly from your investment)
                     Maximum sales charge as a percentage of offering price (load)    5.50%    5.00%    2.00%
                     Maximum load imposed on purchases as a percentage of offering
                       price                                                          5.50%    None     1.00%
                     Maximum deferred sales charge (load) (as a percentage of
                       redemption proceeds)(1)                                        None     5.00%    1.00%
                     Exchange fees                                                    None     None     None
                  ANNUAL OPERATING EXPENSES
                     (expenses that are deducted from the fund's assets)
                     Management fees                                                  0.66%    0.66%    0.66%
                     Distribution and service (12b-1) fees(2)                         0.35%    1.00%    1.00%
                     Other expenses
                     Total annual operating expenses
                     Fee waiver
                     Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [              ]. This waiver may be discontinued
     at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and         %], respectively, through at least [             ]. This policy
     may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                    EXPENSES (WITH REDEMPTION)        CLASS A  CLASS B  CLASS C
                                       Year 1                         $        $        $
                                       Year 3                         $        $        $
                                       Year 5                         $        $        $
                                       Year 10                        $        $        $

You would pay the following expenses if you did not redeem your shares:


                                    EXPENSES (WITHOUT REDEMPTION)     CLASS A  CLASS B  CLASS C
                                       Year 1                         $        $        $
                                       Year 3                         $        $        $
                                       Year 5                         $        $        $
                                       Year 10                        $        $        $

THE HARTFORD HIGH YIELD FUND

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income by investing in non-investment grade debt securities. Growth of capital is a secondary objective.

INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its net assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's Investors Service, Inc. ("Moody's") or "BB" or lower by Standard and Poor's Corporation ("S&P"), or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". The fund will invest no more than 10% of its total assets in securities rated below B3 by Moody's or B- by S&P, or, if unrated, determined to be of comparable quality by HIMCO. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, HIMCO uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities within selected industries that appear from a yield perspective to be attractive. HIMCO assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that HIMCO expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as HIMCO expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares would be substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares would be lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

[CLASS A CHART]

                                       99
                                       00
                                       01

    During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was
    _______% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)


                                                             LIFE OF FUND

                                              1 YEAR       (SINCE 09/30/98)

Class A Return Before Taxes                            %                   %

Class A Return After Taxes on Distributions            %                   %

Class A Return After Taxes on Distributions
and Sale of Fund Shares                                %                   %

Class B Return Before Taxes                            %                   %

Class C Return Before Taxes                            %                   %

Corporate Index (reflects no deduction
for fees, expenses or taxes)                            %                   %

INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                    CLASS A   CLASS B   CLASS C
                         SHAREHOLDER FEES
                            (fees paid directly from your investment)
                            Maximum sales charge as a percentage of offering price
                              (load)                                                  4.50%    5.00%    2.00%
                            Maximum load imposed on purchases as a percentage of
                              offering price                                          4.50%    None     1.00%
                            Maximum deferred sales charge (load) (as a percentage of
                              redemption proceeds)(1)                                 None     5.00%    1.00%
                            Exchange fees                                             None     None     None
                         ANNUAL OPERATING EXPENSES
                            (expenses that are deducted from the fund's assets)
                            Management fees                                           0.75%    0.75%    0.75%
                            Distribution and service (12b-1) fees(2)                  0.35%    1.00%    1.00%
                            Other expenses
                            Total annual operating expenses
                            Fee waiver
                            Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [              ]. This waiver may be discontinued
     at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and      %], respectively, through at least [                ]. This policy
     may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                    EXPENSES (WITH REDEMPTION)       CLASS A  CLASS B  CLASS C
                                    Year 1                           $        $        $
                                    Year 3                           $        $        $
                                    Year 5                           $        $        $
                                    Year 10                          $        $        $

You would pay the following expenses if you did not redeem your shares:


                                    EXPENSES (WITHOUT REDEMPTION)     CLASS A  CLASS B  CLASS C
                                    Year 1                            $        $        $
                                    Year 3                            $        $        $
                                    Year 5                            $        $        $
                                    Year 10                           $        $        $

THE HARTFORD TAX-FREE MINNESOTA FUND

This fund is intended for Minnesota residents only. Please consult with your financial representative or tax advisor before investing in this fund.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to maximize total return, to be derived primarily from current income exempt from both federal and Minnesota income tax (at a level consistent with prudent investment risk) and from change in the market value of the securities held by the fund.

INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its net assets in securities that generate interest that is not includable in federal gross income or in taxable net income of individuals, estates, and trusts for Minnesota income tax purposes and is not an item of tax preference for purposes of the federal or State of Minnesota alternative minimum tax.

The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 90% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A, BBB) or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within these four highest grades. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity within the range represented by the Lehman Brothers Municipal Bond Index. As of ___________, 2001 this range was between _____ and _____ years.

The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize fund performance.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class A, B and C shares have not been offered prior to the date of this prospectus, information in the chart and table is for the fund's Class E shares, which are offered through another prospectus. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class A, B and C shares would be substantially similar to that shown for Class E shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class A, B and C shares would be lower than the annual returns shown for the fund's Class E shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS E TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                       [Hartford Tax-Free Minnesota Chart]

                                       92
                                       93
                                       94
                                       95
                                       96
                                       97
                                       98
                                       99
                                       00
                                       01

    During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was
    _______% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)


                                               1 YEAR            5 YEAR             10 YEARS
Class E Return Before Taxes                            %                   %                   %

Class E Return After Taxes on Distributions            %                   %                   %

Class E Return After Taxes on Distributions
and Sale of Fund Shares                                %                   %                   %

Lehman Brothers Municipal Bond Index (reflects
no deduction for fees, expenses or taxes)              %                   %                   %



INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                     CLASS A  CLASS B  CLASS C
                         SHAREHOLDER FEES
                            (fees paid directly from your investment)
                            Maximum sales charge as a percentage of offering price
                              (load)                                                   4.50%    5.00%    2.00%
                            Maximum load imposed on purchases as a percentage of
                              offering price                                           4.50%    None     1.00%
                            Maximum deferred sales charge (load) (as a percentage of
                              redemption proceeds)(1)                                  None     5.00%    1.00%
                            Exchange fees                                              None     None     None
                         ANNUAL OPERATING EXPENSES
                            (expenses that are deducted from the fund's assets)
                            Management fees                                            0.65%    0.65%    0.65%
                            Distribution and service (12b-1) fees(2)                   0.35%    1.00%    1.00%
                            Other expenses
                            Total annual operating expenses
                            Fee waiver
                            Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [              ]. This waiver may be discontinued
     at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and           %], respectively, through at least [                 ]. This
     policy may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                   EXPENSES (WITH REDEMPTION)       CLASS A  CLASS B  CLASS C
                                   Year 1                           $        $        $
                                   Year 3                           $        $        $
                                   Year 5                           $        $        $
                                   Year 10                          $        $        $

You would pay the following expenses if you did not redeem your shares:


                                   EXPENSES (WITHOUT REDEMPTION)      CLASS A  CLASS B  CLASS C
                                   Year 1                             $        $        $
                                   Year 3                             $        $        $
                                   Year 5                             $        $        $
                                   Year 10                            $        $        $

THE HARTFORD TAX-FREE NATIONAL FUND

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to maximize total return, to be derived primarily from current income exempt from federal income tax (at a level consistent with prudent investment risk) and from change in the market value of the securities held by the fund.

INVESTMENT STRATEGY. The fund pursues its objective by primarily investing in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its net assets in securities that generate interest that is not includable in gross income for federal income tax purposes and is not an item of tax preference for purposes of the federal alternative minimum tax.

The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 90% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by either Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A, BBB) or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within the four highest grades. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity within the range represented by the Lehman Brothers Municipal Bond Index. As of _______________, 2001 this range was between _____ and _____ years.

The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize fund performance.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class A, B and C shares have not been offered prior to the date of this prospectus, information in the chart and table is for the fund's Class E shares, which are offered through another prospectus. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class A, B and C shares would be substantially similar to that shown for Class E shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class A, B and C shares would be lower than the annual returns shown for the fund's Class E shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS E TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                       [Hartford Tax-Free National Chart]

                                       92
                                       93
                                       94
                                       95
                                       96
                                       97
                                       98
                                       99
                                       00
                                       01

    During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was
    _______% (_____ quarter, _______)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)


                                              1 YEAR            5 YEAR             10 YEARS
Class E Return Before Taxes                            %                   %                   %

Class E Return After Taxes on Distributions            %                   %                   %

Class E Return After Taxes on Distributions
and Sale of Fund Shares                                %                   %                   %

Lehman Brothers Municipal Bond Index (reflects
no deduction for fees, expenses or taxes)              %                   %                   %

INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                     CLASS A  CLASS B  CLASS C
                         SHAREHOLDER FEES
                            (fees paid directly from your investment)
                            Maximum sales charge as a percentage of offering price
                              (load)                                                   4.50%    5.00%    2.00%
                            Maximum load imposed on purchases as a percentage of
                              offering price                                           4.50%    None     1.00%
                            Maximum deferred sales charge (load) (as a percentage of
                              redemption proceeds)(1)                                  None     5.00%    1.00%
                            Exchange fees                                              None     None     None
                         ANNUAL OPERATING EXPENSES
                            (expenses that are deducted from the fund's assets)
                            Management fees                                            0.65%    0.65%    0.65%
                            Distribution and service (12b-1) fees(2)                   0.35%    1.00%    1.00%
                            Other expenses
                            Total annual operating expenses
                            Fee waiver
                            Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [              ]. This waiver may be discontinued
     at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and          %], respectively, through at least [                   ]. This
     policy may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                   EXPENSES (WITH REDEMPTION)       CLASS A  CLASS B  CLASS C
                                   Year 1                           $        $        $
                                   Year 3                           $        $        $
                                   Year 5                           $        $        $
                                   Year 10                          $        $        $

You would pay the following expenses if you did not redeem your shares:


                                   EXPENSES (WITHOUT REDEMPTION)      CLASS A  CLASS B  CLASS C
                                   Year 1                             $        $        $
                                   Year 3                             $        $        $
                                   Year 5                             $        $        $
                                   Year 10                            $        $        $

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to maximize total return while providing shareholders with a level of current income consistent with prudent investment risk.

INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the fund also seeks to invest in securities that HIMCO expects to appreciate in value as a result of declines in long-term interest rates.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class A, B and C shares have not been offered prior to the date of this prospectus, information in the chart and table is for the fund's Class E shares, which are offered through another prospectus. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class A, B and C shares would be substantially similar to that shown for Class E shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class A, B and C shares would be lower than the annual returns shown for the fund's Class E shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS E TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                [Hartford U.S. Government Securities Fund Chart]

                                       92
                                       93
                                       94
                                       95
                                       96
                                       97
                                       98
                                       99
                                       00
                                       01

    During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was
    _______% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)


                                                        1 YEAR             5 YEAR           10 YEARS
Class E Return Before Taxes                                      %                   %                   %

Class E Return After Taxes on Distributions                      %                   %                   %

Class E Return After Taxes on Distributions
and Sale of Fund Shares                                          %                   %                   %

Lehman Brothers Intermediate Government Index (reflects
no deduction  for fees, expenses or taxes)                       %                   %                   %

INDEX: The Lehman Brothers Intermediate Government Index is an unmanaged index of government bonds with maturities of between one and ten years.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                  CLASS A  CLASS B  CLASS C
                         SHAREHOLDER FEES
                            (fees paid directly from your investment)
                            Maximum sales charge as a percentage of offering price
                              (load)                                                4.50%    5.00%    2.00%
                            Maximum load imposed on purchases as a percentage of
                              offering price                                        4.50%    None     1.00%
                            Maximum deferred sales charge (load) (as a percentage
                              of redemption proceeds)(1)                            None     5.00%    1.00%
                            Exchange fees                                           None     None     None
                         ANNUAL OPERATING EXPENSES
                            (expenses that are deducted from the fund's assets)
                            Management fees                                         0.65%    0.65%    0.65%
                            Distribution and service (12b-1) fees(2)                0.35%    1.00%    1.00%
                            Other expenses
                            Total annual operating expenses
                            Fee waiver
                            Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [              ]. This waiver may be discontinued
     at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and         %], respectively, through at least [             ]. This policy
     may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                   EXPENSES (WITH REDEMPTION)       CLASS A  CLASS B  CLASS C
                                   Year 1                           $        $        $
                                   Year 3                           $        $        $
                                   Year 5                           $        $        $
                                   Year 10                          $        $        $

You would pay the following expenses if you did not redeem your shares:


                                   EXPENSES (WITHOUT REDEMPTION)      CLASS A  CLASS B  CLASS C
                                   Year 1                             $        $        $
                                   Year 3                             $        $        $
                                   Year 5                             $        $        $
                                   Year 10                            $        $        $

THE HARTFORD BOND INCOME STRATEGY FUND

INVESTMENT GOAL. The Hartford Bond Income Strategy Fund seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies, by investing primarily in debt securities.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its net assets in debt securities. Debt securities in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 30% of its total assets in securities rated in the highest category of below investment grade bonds or securities which, if unrated, are determined by HIMCO to be of comparable quality. Securities rated below investment grade are commonly referred to as "junk bonds".

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity within the intermediate-term range which is typically defined as between approximately 5 to 10 years. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in securities denominated in foreign currencies.

HIMCO uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. HIMCO assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares would be substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares would be lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                      [Hartford Bond Income Strategy Chart]

                                       97
                                       98
                                       99
                                       00
                                       01

    During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was
    _______% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)


                                                                                 LIFE OF FUND

                                                1 YEAR            5 YEAR         (SINCE 07/22/96)
Class A Return Before Taxes                             %                   %                   %

Class A Return After Taxes on Distributions             %                   %                   %

Class A Return After Taxes on Distributions
and Sale of Fund Shares                                 %                   %                   %

Class B Return Before Taxes                             %                   %                   %

Class C Return Before Taxes                             %                   %                %(1)

Lehman Government Corporate Bond Index (reflects
no deduction for fees, expenses or taxes)               %                   %                   %

INDEX: The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                  CLASS A  CLASS B  CLASS C
                         SHAREHOLDER FEES
                            (fees paid directly from your investment)
                            Maximum sales charge as a percentage of offering price
                              (load)                                                4.50%    5.00%    2.00%
                            Maximum load imposed on purchases as a percentage of
                              offering price                                        4.50%    None     1.00%
                            Maximum deferred sales charge (load) (as a percentage
                              of redemption proceeds)(1)                            None     5.00%    1.00%
                            Exchange fees                                           None     None     None
                         ANNUAL OPERATING EXPENSES
                            (expenses that are deducted from the fund's assets)
                            Management fees                                         0.65%    0.65%    0.65%
                            Distribution and service (12b-1) fees(2)                0.35%    1.00%    1.00%
                            Other expenses
                            Total annual operating expenses
                            Fee waiver
                            Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [              ]. This waiver may be discontinued
     at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and          %], respectively, through at least [            ]. This policy
     may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                   EXPENSES (WITH REDEMPTION)       CLASS A  CLASS B  CLASS C
                                   Year 1                           $        $        $
                                   Year 3                           $        $        $
                                   Year 5                           $        $        $
                                   Year 10                          $        $        $

You would pay the following expenses if you did not redeem your shares:


                                   EXPENSES (WITHOUT REDEMPTION)     CLASS A   CLASS B  CLASS C
                                   Year 1                             $        $        $
                                   Year 3                             $        $        $
                                   Year 5                             $        $        $
                                   Year 10                            $        $        $

THE HARTFORD MONEY MARKET FUND

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by HIMCO. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund purchases securities which HIMCO believes offer attractive returns relative to the risks undertaken. In addition, HIMCO adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk and manager risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if HIMCO does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares less than what you paid for them.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares would be substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares would be lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                [Hartford Chart]

                                       97
                                       98
                                       99
                                       00
                                       01

    During the period shown in the bar chart, the highest quarterly return was _______% (______ quarter, _____) and the lowest quarterly return was
    _______% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001
(INCLUDES SALES CHARGES)


                                                                                          LIFE OF FUND
                                                                  1 YEAR     5 YEARS     (SINCE 7/22/96)
                                              Class A                  %              %              %
                                              Class B                  %              %              %
                                              Class C(1)               %              %              %
                                              60-Day Treasury
                                              Bill Index               %              %              %

INDEX: 60-Day Treasury Bill Index, an unmanaged index of short-term treasury bills.

Please call 1-888-843-7824 for the most recent current and effective yield information.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                     CLASS A   CLASS B   CLASS C
                         SHAREHOLDER FEES
                            (fees paid directly from your investment)
                            Maximum sales charge as a percentage of offering price
                              (load)                                                   None     5.00%    2.00%
                            Maximum load imposed on purchases as a percentage of
                              offering price                                           None     None     1.00%
                            Maximum deferred sales charge (load) (as a percentage
                              of redemption proceeds)(1)                               None     5.00%    1.00%
                            Exchange fees                                              None     None     None
                         ANNUAL OPERATING EXPENSES
                            (expenses that are deducted from the fund's assets)
                            Management fees                                            0.50%    0.50%    0.50%
                            Distribution and service (12b-1) fees(2)                   0.35%    1.00%    1.00%
                            Other expenses
                            Total annual operating expenses
                            Fee waiver
                            Net expenses(2)(3)

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee
     to 0.30% through at least [              ]. This waiver may be discontinued
     at any time thereafter.

(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes,
     interest, brokerage commissions and extraordinary expenses, to [      %,  %
     and          %], respectively, through at least [                   ]. This
     policy may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                    EXPENSES (WITH REDEMPTION)       CLASS A  CLASS B  CLASS C
                                       Year 1                        $        $        $
                                       Year 3                        $        $        $
                                       Year 5                        $        $        $
                                       Year 10                       $        $        $

You would pay the following expenses if you did not redeem your shares:


                                    EXPENSES (WITHOUT REDEMPTION)     CLASS A  CLASS B  CLASS C
                                       Year 1                         $        $        $
                                       Year 3                         $        $        $
                                       Year 5                         $        $        $
                                       Year 10                        $        $        $

PRIOR PERFORMANCE OF SIMILAR FUNDS

Because the mutual funds that are the subject of this prospectus (the "Retail Funds") began operations in July, 1996, or later, they have limited operating and performance histories. However, the Advisers Fund, Capital Appreciation Fund, Dividend and Growth Fund, International Opportunities Fund and Stock Fund are modeled after existing funds (the "HLS Funds") that are managed by the same portfolio managers at Wellington Management and have investment objectives, policies and strategies substantially similar to those of the corresponding funds. Depending on the fund involved, similarity of investment characteristics may involve factors such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets, equity/non-equity mixes, and individual holdings. The HLS Funds are used as investment vehicles for the assets of variable annuity and variable life insurance contracts issued by The Hartford affiliates and for certain qualified retirement plans. The HLS Funds listed below are ones advised by The Hartford's affiliates and sub-advised by Wellington Management with substantially similar investment objectives, policies and strategies to their Retail Fund counterparts. Below you will find information about the performance of these HLS Funds.

The table below sets forth each fund, its corresponding HLS Fund, and their respective inception dates and asset sizes as of December 31, 2001. Any fund's future performance may be greater or less than the performance of the corresponding HLS Fund due to, among other things, differences in inception dates, expenses, asset sizes and cash flows.

                        FUND, INCEPTION DATE, ASSET SIZE   CORRESPONDING HLS FUND, INCEPTION DATE, ASSET SIZE
                        --------------------------------   --------------------------------------------------
                        Advisers                           Hartford Advisers HLS Fund, Inc.
                        (July 22, 1996)                    (March 31, 1983)
                         $                                  $

                        Capital Appreciation               Hartford Capital Appreciation HLS Fund, Inc.
                        (July 22, 1996)                    (April 2, 1984)
                         $                                  $

                        Dividend and Growth                Hartford Dividend and Growth HLS Fund, Inc.
                        (July 22, 1996)                    (March 8, 1994)
                         $                                  $

                        International Opportunities        Hartford International  Opportunities HLS Fund,
                                                           Inc.
                        (July 22, 1996)                    (July 2, 1990)
                         $                                  $

                        Stock                              Hartford Stock HLS Fund, Inc.
                        (July 22, 1996)                    (August 31, 1977)
                         $                                  $

The following table shows the average annualized total returns for the HLS Funds for the one, three, five and ten year (or life of the HLS Fund, if shorter) periods ended December 31, 2001. These figures are based on the actual gross investment performance of the HLS Funds. From the gross investment performance figures, the maximum Total Fund Operating Expenses for each corresponding Retail Fund are deducted to arrive at the net return. Please remember that past performance is not indicative of future returns.

                                                                                                           10 YEARS OR
                                       HLS FUND                              1 YEAR   3 YEARS   5 YEARS  SINCE INCEPTION
                                       --------                             -------- --------- --------  ---------------
            HARTFORD ADVISERS HLS FUND, INC. (INCEPTION 3/31/83)
               Class A expenses plus maximum load                                  %         %        %              %
               Class A expenses with no load(1)                                    %         %        %              %
               Class B expenses with redemption                                    %         %        %              %
               Class B expenses without redemption                                 %         %        %              %
               Class C expenses with maximum load and redemption                   %         %        %              %
               Class C expenses without load or redemption                         %         %        %              %

            HARTFORD CAPITAL APPRECIATION
            HLS FUND, INC. (INCEPTION 4/2/84)
               Class A expenses plus maximum load                                  %         %        %              %
               Class A expenses with no load(1)                                    %         %        %              %
               Class B expenses with redemption                                    %         %        %              %
               Class B expenses without redemption                                 %         %        %              %
               Class C expenses with maximum load and redemption                   %         %        %              %
               Class C expenses without load or redemption                         %         %        %              %

            HARTFORD DIVIDEND AND GROWTH HLS FUND, INC. (INCEPTION 3/8/94)
               Class A expenses plus maximum load                                  %         %        %              %
               Class A expenses with no load(1)                                    %         %        %              %
               Class B expenses with redemption                                    %         %        %              %
               Class B expenses without redemption                                 %         %        %              %
               Class C expenses with maximum load and redemption                   %         %        %              %
               Class C expenses without load or redemption                         %         %        %              %

            HARTFORD INTERNATIONAL OPPORTUNITIES
            HLS FUND, INC. (INCEPTION 7/2/90)
               Class A expenses plus maximum load                                  %         %        %              %
               Class A expenses with no load(1)                                    %         %        %              %
               Class B expenses with redemption                                    %         %        %              %
               Class B expenses without redemption                                 %         %        %              %
               Class C expenses with maximum load and redemption                   %         %        %              %
               Class C expenses without load or redemption                         %         %        %              %

            HARTFORD STOCK HLS FUND, INC. (INCEPTION 8/31/77)
               Class A expenses plus maximum load                                  %         %        %              %
               Class A expenses with no load(1)                                    %         %        %              %
               Class B expenses with redemption                                    %         %        %              %
               Class B expenses without redemption                                 %         %        %              %
               Class C expenses with maximum load and redemption                   %         %        %              %
               Class C expenses without load or redemption                         %         %        %              %

----------
(1) Certain persons may purchase Class A Shares that are not subject to the Class A Initial Sales Charge and certain other persons may purchase Class A Shares subject to less than the maximum Initial Sales Charge (see "Sales Charge Reductions and Waivers" in this Prospectus).

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists the risk, among other risks, that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments, securities of small capitalization companies, or securities of issuers in the same industry.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its primary investment strategy, each fund (other than the Money Market Fund) may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective. For Tax-Free Minnesota Fund and Tax-Free National Fund, being in a defensive position could result in a portion of the funds' regular income distribution being federally taxable.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, each fund (other than the Money Market Fund) may purchase and sell options, enter into futures contracts or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance.

FOREIGN INVESTMENTS

The funds, other than the Money Market Fund, U.S. Government Securities Fund, Tax-Free National Fund and Tax-Free Minnesota Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The Money Market Fund may invest in securities of foreign issuers, but not in non-dollar securities, as part of its principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

FOREIGN INVESTMENTS AND EMERGING MARKETS

The funds whose investment strategy discloses that they may invest in foreign investments and emerging markets do so as part of their principal investment strategy. Certain other funds may invest in foreign investments and emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

The funds whose investment strategy discloses that they may invest in securities of small capitalization companies do so as part of their principal strategy. Certain other funds may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

THE FINANCIAL SERVICES SECTOR

The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service industries and can be significantly affected by availability and cost of capital, changes in interest rates and price competition. In addition, various industries of this sector are subject to risks specific to their businesses.

The banking industry will be significantly affected by the recent adoption of federal legislation that has diminished the separation between commercial and investment banking businesses and changed the laws governing capitalization and the savings and loan industry. While providing diversification, this legislation could expose banks to well-financed competitors, particularly as the historical distinctions between banks and other financial institutions erode. Increased competition can also result from the broadening of regional and national interstate banking powers, which has already reduced the number of publicly traded banks. In addition, general economic conditions greatly impact banks that face exposure to credit losses and banks can be significantly affected by interest rate changes.

The brokerage and investment management industry (and certain segments of the life insurance industry) is significantly affected by changes in government regulations, brokerage commission structure, large capital requirements and a very competitive environment. The performance of companies in the brokerage and investment management businesses can be closely tied to the performance of the securities markets and can suffer substantially during market declines. Revenues can also depend on overall market activity.

The insurance industry can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Property and casualty insurance profits can be affected by weather catastrophes and other natural disasters. Life and health insurance profits can be affected by mortality and morbidity rates. Insurance companies can be adversely affected by inadequacy of reserves and cash flows, the inability of reinsurance carriers to pay claims, liability for coverage of environmental clean-up costs from past years and unidentified liabilities. Also, insurance companies are subject to extensive government regulation, including the imposition of maximum rate levels and can be adversely affected by proposed or potential tax law changes. For example, possible changes in government regulations affecting the health care system could have a dramatic impact on the health insurance industry in the future.

The residential finance and mortgage industry can be significantly affected by changes in government regulation, interest rate movements, home mortgage demand, refinancing activity and residential delinquency trends. The residential real estate finance industry has changed rapidly over the last decade. Regulatory changes at federally insured institutions (in response to high failure rates) have mandated higher capital ratios and more prudent lending. Reduced capacity among insured institutions has created growth opportunities for uninsured companies and secondary market products to fulfill unmet demand for home finance. Change continues in the origination, packaging, selling, holding and insuring of home finance products.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

Global Financial Services Fund, Global Technology Fund, International Small Company Fund, International Capital Appreciation Fund, International Opportunities Fund, Global Leaders Fund, Focus Fund, SmallCap Growth Fund, Small Company Fund, Capital Appreciation Fund, Growth Opportunities Fund, MidCap Fund, Value Opportunities Fund, Growth Fund and Bond Income Strategy Fund are expected to have relatively high portfolio turnover. The other funds may at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS

Equity Securities: Equity Securities include common stock, preferred stock, securities convertible into common stock and warrants or rights to acquire common stock.

Foreign Issuers: (1) Companies organized outside the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States.

Non-Dollar Securities: Securities denominated or quoted in foreign currency or paying income in foreign currency.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Statement of Additional Information which may be obtained free of charge by contacting the fund (see back cover for address and phone number).

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER

Hartford Investment Financial Services, LLC is the investment manager to each fund. HIFSCO is a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $[ ] billion in assets as of December 31, 2001. At the same time, HIFSCO had over $[ ] billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06070.

THE INVESTMENT SUB-ADVISERS

Wellington Management Company, LLP is the investment sub-adviser to each of the funds, other than those subadvised by HIMCO. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2001 Wellington Management had investment management authority over approximately $[ ] billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

The Hartford Investment Management Company ("HIMCO(R)") is the investment sub-adviser to the Bond Income Strategy Fund, High Yield Fund, Money Market Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 2001 HIMCO and its wholly-owned subsidiary had investment management authority over approximately $[ ] billion in assets. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL SERVICES FUND, GLOBAL HEALTH FUND, GLOBAL TECHNOLOGY FUND AND FOCUS FUND

                    NET ASSET VALUE           ANNUAL RATE
                    ---------------           -----------
                    First $500,000,000           1.00%
                    Next $500,000,000            0.95%
                    Amount Over $1 Billion       0.90%

INTERNATIONAL SMALL COMPANY FUND AND INTERNATIONAL CAPITAL APPRECIATION FUND

                    NET ASSET VALUE           ANNUAL RATE
                    ---------------           -----------
                    First $500,000,000           1.00%
                    Next $500,000,000            0.90%
                    Amount Over $1 Billion       0.85%

SMALLCAP GROWTH FUND, GROWTH OPPORTUNITIES FUND, VALUE OPPORTUNITIES FUND AND GROWTH FUND

                    NET ASSET VALUE           ANNUAL RATE
                    ---------------           -----------
                    First $100,000,000           1.00%
                    Next $150,000,000            0.80%
                    Amount Over $250 Million     0.70%

INTERNATIONAL OPPORTUNITIES FUND, GLOBAL LEADERS FUND, SMALL COMPANY FUND, MIDCAP VALUE FUND AND MIDCAP FUND

                    NET ASSET VALUE           ANNUAL RATE
                    ---------------           -----------
                    First $500,000,000           0.85%
                    Next $500,000,000            0.75%
                    Amount Over $1 Billion       0.70%

U.S. GOVERNMENT SECURITIES FUND AND TAX-FREE NATIONAL FUND

                    NET ASSET VALUE           ANNUAL RATE
                    ---------------           -----------
                    First $50,000,000            0.80%
                    Amount Over $50,000,000      0.70%

CAPITAL APPRECIATION FUND, STOCK FUND, GROWTH AND INCOME FUND AND VALUE FUND

                    NET ASSET VALUE           ANNUAL RATE
                    ---------------           -----------
                    First $500,000,000           0.80%
                    Next $500,000,000            0.70%
                    Amount Over $1 Billion       0.65%

DIVIDEND AND GROWTH FUND, ADVISERS FUND AND HIGH YIELD FUND

                    NET ASSET VALUE           ANNUAL RATE
                    ---------------           -----------
                    First $500,000,000            0.75%
                    Next $500,000,000             0.65%
                    Amount Over $1 Billion        0.60%

TAX-FREE MINNESOTA FUND

                    NET ASSET VALUE           ANNUAL RATE
                    ---------------           -----------
                    First $50,000,000            0.72%
                    Amount Over $50,000,000      0.70%

BOND INCOME STRATEGY FUND

                    NET ASSET VALUE           ANNUAL RATE
                    ---------------           -----------
                    First $500,000,000           0.65%
                    Next $500,000,000            0.55%
                    Amount Over $1 Billion       0.50%

MONEY MARKET FUND

                    NET ASSET VALUE           ANNUAL RATE
                    ---------------           -----------
                    First $500,000,000           0.50%
                    Next $500,000,000            0.45%
                    Amount Over $1 Billion       0.40%

For each fund's fiscal year ended October 31, 2001, the investment advisory fees paid to HIFSCO, expressed as a percentage of net assets, were as follows:

                         FUND NAME                                             10/31/2001
                         ---------                                            -----------
                         The Hartford Global Communications Fund
                         The Hartford Global Financial Services Fund
                         The Hartford Global Health Fund
                         The Hartford Global Technology Fund
                         The Hartford International Small Company Fund(2)
                         The Hartford International Capital Appreciation Fund(2)
                         The Hartford International Opportunities Fund
                         The Hartford Global Leaders Fund
                         The Hartford Focus Fund(1)
                         The Hartford SmallCap Growth Fund (3)
                         The Hartford Small Company Fund
                         The Hartford Capital Appreciation Fund
                         The Hartford Growth Opportunities Fund (3)
                         The Hartford MidCap Value Fund(2)
                         The Hartford MidCap Fund
                         The Hartford Value Opportunities Fund (3)
                         The Hartford Growth Fund (3)
                         The Hartford Stock Fund
                         The Hartford Growth and Income Fund
                         The Hartford Value Fund(2)
                         The Hartford Dividend and Growth Fund
                         The Hartford Advisers Fund
                         The Hartford High Yield Fund
                         The Hartford Tax-Free Minnesota Fund (3)
                         The Hartford Tax-Free National Fund (3)
                         The Hartford U.S. Government Securities Fund (3)
                         The Hartford Bond Income Strategy Fund
                         The Hartford Money Market Fund

(1) Fund commenced operations              .
(2) Fund commenced operations April 30, 2001.
(3) Does not include an amount received by the funds's previous investment adviser.

PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below.

GLOBAL COMMUNICATIONS FUND This fund is managed by Wellington Management using a team of its global industry analysts that specialize in the communications industry.

GLOBAL FINANCIAL SERVICES FUND This fund is managed by Wellington Management using a team of its global industry analysts that specialize in the financial services industry.

GLOBAL HEALTH FUND This fund is managed by Wellington Management using a team of its global industry analysts that specialize in the health care sector.

GLOBAL TECHNOLOGY FUND This fund is managed by Wellington Management using a team of its global industry analysts that specialize in the technology sector.

INTERNATIONAL SMALL COMPANY FUND This fund is managed by Edward L. Makin. Edward
L. Makin is a Vice President of Wellington Management. He joined Wellington Management in 1994, and has been an investment professional since 1987.

INTERNATIONAL CAPITAL APPRECIATION FUND This fund is managed by Andrew S. Offit. Andrew S. Offit is a senior Vice President of Wellington Management. He joined Wellington Management in 1997, and has been an investment professional since 1987.

INTERNATIONAL OPPORTUNITIES FUND Trond Skramstad, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception (1996). Mr. Skramstad joined Wellington Management in 1993 and has been an investment professional since 1990. Andrew S. Offit, Vice President of Wellington Management, has served as associate portfolio manager of the fund since 1997. Mr. Offit joined Wellington Management in 1997 and has been an investment professional since 1987.

GLOBAL LEADERS FUND Andrew S. Offit, Senior Vice President of Wellington Management, has served as portfolio manager or co-portfolio manager of the fund since its inception in 1998. Mr. Offit joined Wellington Management in 1997 and has been an investment professional since 1987.

FOCUS FUND The fund is managed by Rand L. Alexander, with Maya K. Bittar as associate portfolio manager.

Mr. Alexander is Senior Vice President of Wellington Management and has served as portfolio manager of the fund since its inception in 1996. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.

Ms. Bittar is Vice President of Wellington Management and has been associate portfolio manager of the fund since July, 2001. She joined Wellington Management in 1998 and has been an investment professional since 1986. Previously she was employed by Firstar Investment Research and Management Company from 1993-1998, McMahan Securities Company, L.P. from 1992-1993 and by Firstar Corporation from 1986-1988.

SMALLCAP GROWTH FUND James A. Rullo and David J. Elliott have been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Rullo, Senior Vice President of Wellington Management, joined Wellington Management in 1994 and has been an investment professional since that time. Mr. Elliott, Vice President of Wellington Management, joined Wellington Management in 1995.

SMALL COMPANY FUND Steven C. Angeli, Vice President of Wellington Management, has served as portfolio manager of the fund since January 2, 2000. Mr. Angeli joined Wellington Management in 1994 and has been an investment professional since 1990.

CAPITAL APPRECIATION FUND Saul J. Pannell, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1996). Mr. Pannell joined Wellington Management in 1979 and has been an investment professional since 1974.

GROWTH OPPORTUNITIES FUND Michael Carmen has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Carmen, Vice President of Wellington Management, joined Wellington Management in 1999. Prior to joining Wellington Management, he was an equity portfolio manager at Kobrick Funds (1997-1999), State Street Research and Management (1992-1996, 1997) and Montgomery Asset Management (1996).

MIDCAP VALUE FUND The fund is managed by Wellington Management using a team of analysts led by James N. Mordy that specialize in value oriented investing. Mr. Mordy is Senior Vice President of Wellington Management and has led the team since April, 2001. He joined Wellington Management in 1985 and has been an investment professional since that time.

MIDCAP FUND Phillip H. Perelmuter, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1997). Mr. Perelmuter joined Wellington Management in 1995 and has been an investment professional since 1983.

VALUE OPPORTUNITIES FUND James H. Averill, David R. Fassnacht and James N. Mordy have been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Averill, Senior Vice President of Wellington Management, joined Wellington Management in 1986. Mr. Fassnacht, Vice President of Wellington Management, joined Wellington Management in 1991 and has been an investment professional since 1988. Mr. Mordy, Senior Vice President of Wellington Management, joined Wellington Management in 1985.

GROWTH FUND Andrew J. Shilling has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Shilling, Vice President of Wellington Management, joined Wellington Management in 1994.

STOCK FUND The fund is managed by Rand L. Alexander, with Maya K. Bittar as associate portfolio manager.

Mr. Alexander is Senior Vice President of Wellington Management and has served as portfolio manager of the fund since its inception in 1996. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.

Ms. Bittar is Vice President of Wellington Management and has been associate portfolio manager of the fund since July, 2001. She joined Wellington Management in 1998 and has been an investment professional since 1986. Previously she was employed by Firstar Investment Research and Management Company from 1993-1998, McMahan Securities Company, L.P. from 1992-1993 and by Firstar Corporation from 1986-1988.

GROWTH AND INCOME FUND James A. Rullo, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1998). Mr. Rullo joined Wellington Management in 1994 and has been an investment professional since 1987.

VALUE FUND This fund is managed by Wellington Management using a team of analysts led by John R. Ryan that specialize in value oriented investing. John
R. Ryan is a Senior Vice President and Managing Partner of Wellington Management. He joined Wellington Management in 1981 and has been an investment professional since 1981.

DIVIDEND AND GROWTH FUND  The fund is managed by Edward P. Bousa.

Mr. Bousa is Vice President of Wellington Management and has served as portfolio manager of the fund since July, 2001. Mr. Bousa joined Wellington Management in 2000 and has been an investment professional since 1980. Previously Mr. Bousa was employed by

Putnam Investments from 1992-2000, Fidelity Management Trust Company from 1984-1992, and Louis Dreyfus Corporation from 1980-1982.

ADVISERS FUND Paul D. Kaplan and Rand L. Alexander, Senior Vice Presidents of Wellington Management, have served as co-portfolio managers of the fund since its inception (1996). Mr. Kaplan joined Wellington Management in 1982 and has been an investment professional since 1974. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.

HIGH YIELD FUND The fund is managed by Alison D. Granger, with Christine Mozonski as associate portfolio manager.

Alison D. Granger, Senior Vice President of HIMCO, has served as portfolio manager of the fund since its inception (1998). Ms. Granger joined HIMCO in 1993 and has been an investment professional since 1981.

Christine Mozonski, Vice President of HIMCO, has served as associate portfolio manager of the fund since July 2000. Ms. Mozonski joined HIMCO in June 1992 and has been an investment professional since 1992.

TAX-FREE MINNESOTA FUND Charles Grande has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, Vice President of HIMCO, joined HIMCO in June 1995. Prior to joining HIMCO, he was Assistant Vice President responsible for municipal credit analysis at MBIA and a senior analyst and Deputy Group Head at Credit Suisse Financial Products Co.

TAX-FREE NATIONAL FUND Charles Grande has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, Vice President of HIMCO, joined HIMCO in June 1995. Prior to joining HIMCO, he was Assistant Vice President responsible for municipal credit analysis at MBIA and a senior analyst and Deputy Group Head at Credit Suisse Financial Products Co.

U.S. GOVERNMENT SECURITIES FUND Peter Perrotti has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Perrotti, Senior Vice President of HIMCO, joined HIMCO in 1992 and has managed debt securities since that time.

BOND INCOME STRATEGY FUND Alison D. Granger, Senior Vice President of HIMCO, has served as portfolio manager of the fund since its inception (1996). Ms. Granger joined HIMCO in 1993 and has been an investment professional since 1981.

MONEY MARKET FUND William H. Davison, Jr., Senior Vice President of HIMCO, has served as portfolio manager of the fund since its inception (1996). Mr. Davison joined HIMCO in 1990 and has been an investment professional since 1981.

ABOUT YOUR ACCOUNT

CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, purchase requests for Class B shares in excess of $500,000 or Class C shares in excess of $1,000,000 will be processed as purchases of Class A shares.

CLASS A

o Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

o Distribution and service (12b-1) fees of 0.35% (currently 0.30% due to waiver by the distributor).

CLASS B

o No front-end sales charge; all your money goes to work for you right away.

o Distribution and service (12b-1) fees of 1.00%.

o A deferred sales charge, as described on the following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

o 1% front-end sales charge.

o Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front end sales load.

ALL FUNDS EXCEPT FOR THE HARTFORD INCOME FUNDS

                                                                                         DEALER
                                                            AS A % OF     AS A %      COMMISSION AS
                                                            OFFERING      OF NET      PERCENTAGE OF
                                   YOUR INVESTMENT            PRICE     INVESTMENT   OFFERING PRICE
                                   Less than $50,000          5.50%         5.82%         4.75%
                                   $ 50,000-- $ 99,999        4.50%         4.71%         4.00%
                                   $100,000-- $249,999        3.50%         3.63%         3.00%
                                   $250,000-- $499,999        2.50%         2.56%         2.00%
                                   $500,000-- $999,999        2.00%         2.04%         1.75%
                                   $1 million or more(1)         0%           0%             0%

THE HARTFORD INCOME FUNDS, EXCEPT FOR THE HARTFORD MONEY MARKET FUND

                                                                                         DEALER
                                                            AS A % OF     AS A %      COMMISSION AS
                                                            OFFERING      OF NET      PERCENTAGE OF
                                   YOUR INVESTMENT            PRICE     INVESTMENT   OFFERING PRICE
                                   Less than $50,000          4.50%         4.71%         3.75%
                                   $ 50,000-- $ 99,999        4.00%         4.17%         3.50%
                                   $100,000-- $249,999        3.50%         3.63%         3.00%
                                   $250,000-- $499,999        2.50%         2.56%         2.00%
                                   $500,000-- $999,999        2.00%         2.04%         1.75%
                                   $1 million or more(1)         0%           0%             0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".

CLASS B shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

                                 YEARS AFTER
                                 PURCHASE          CDSC
                                 1st year          5.00%
                                 2nd year          4.00%
                                 3rd year          3.00%
                                 4th year          3.00%
                                 5th year          2.00%
                                 6th year          1.00%

CLASS C sales charges for all funds, regardless of the amount that is being purchased are as follows:


                             FRONT-END SALES CHARGE

                                                                 DEALER
                                                               COMMISSION
                                AS A % OF        AS A % OF    AS PERCENTAGE
                                OFFERING            NET        OF OFFERING
                                  PRICE         INVESTMENT        PRICE
                                 1.00%             1.01%          1.00%


                                YEARS AFTER
                                PURCHASE                   CDSC
                                1st year                   1.00%
                                After 1 year               None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies the fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner:

o ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge. In addition, if you are a natural person who owns certain annuities or variable life insurance products that are issued by affiliates of The Hartford, the current account value of your contract or policy will be included. The eligible annuity and life insurance products are discussed in the funds' Statement of Additional Information. Participants in retirement plans receive breakpoints at the plan level. You must notify your broker, and your broker must notify the funds, that you are eligible for this privilege each time you make a purchase.

o LETTER OF INTENTION -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o COMBINATION PRIVILEGE -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

o  because of shareholder death or disability,

o  because of the death or disability of the grantor of a living trust,

o under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

o  for retirement plans under the following circumstances:

    (1)  to return excess contributions,

    (2)  hardship withdrawals as defined in the plan,

    (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

    (4)  to meet minimum distribution requirements under the Internal Revenue
         Code,

    (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

    (6)  after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

o  selling brokers and their employees and sales representatives,

o financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

o present or former officers, directors and employees (and their families) of the funds, The Hartford, Wellington Management, the transfer agent, and their affiliates,

o individuals purchasing shares with the proceeds from shares redeemed from another fund complex within the last 60 days on which an initial or contingent deferred sales charge was paid (1% CDSC applies if redeemed within 18 months),

o participants in certain retirement plans not administered by Hartford Life Insurance Company or an affiliate with at least 100 eligible employees or if the total amount invested is $500,000 or more (1% CDSC applies if redeemed within 18 months),

o participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

o one or more members of a group (including spouses and dependent children) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months).

The 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CLASS C shares may be purchased without a front-end sales charge when purchased through a broker-dealer that has entered into an agreement with the distributor to waive this charge.

ADDITIONAL COMPENSATION TO BROKERS In addition to the commissions described above, the distributor pays additional compensation to dealers based on a number of factors described in the fund's statement of additional information. This additional compensation is not paid by you.

OPENING AN ACCOUNT

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES.

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1  Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for each fund is as follows:

    o non-retirement accounts: $500

    o retirement accounts: $250

    o Automatic Investment Plans: $25 to open; you must invest at least $25 a month

    o subsequent investments: $25

   Minimum investment amounts may be waived for certain retirement accounts including IRAs and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates.

3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4 Make your initial investment selection. You, your financial representative or plan administrator can initiate any purchase, exchange or sale of shares.




        ADDRESS:                                 PHONE NUMBER:
THE HARTFORD FUND FAMILY                        1-888-843-7824
     P.O. BOX 64387
 ST. PAUL, MN 55164-0387        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
                             PLAN ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

BUYING SHARES

                      OPENING AN ACCOUNT                                   ADDING TO AN ACCOUNT
BY CHECK
                      o  Make out a check for the investment amount,       o   Make out a check for the investment amount,
[CHECK                   payable to "The Hartford Mutual Funds."               payable to "The Hartford Mutual Funds."
GRAPHIC]
                      o  Deliver the check and your completed application  o   Fill out the detachable investment slip from an
                         to your financial representative, plan                account statement. If no slip is available,
                         administrator or mail to the address listed           include a note specifying the fund name, your
                         below.                                                share class, your account number and the name(s)
                                                                               in which the account is registered.

                                                                           o   Deliver the check and your investment slip or
                                                                               note to your financial representative, plan
                                                                               administrator or mail to the address listed below.

BY EXCHANGE
                      o  Call your financial representative, plan          o   Call your financial representative, plan
[ARROW                   administrator or the transfer agent at the            administrator or the transfer agent at the
GRAPHIC]                 number below to request an exchange. The minimum      number below to request an exchange. The minimum
                         exchange amount is $500 per fund.                     exchange amount is $500 per fund.

BY WIRE
                      o  Deliver your completed application to your        o   Instruct your bank to wire the amount of your
[WIRE GRAPHIC]           financial representative, or mail it to the           investment to:
                         address below.                                              State Street Bank and Trust Company
                                                                                     Account # 9905-205-2
                      o  Obtain your account number by calling your                  Routing # 011000028
                         financial representative or the phone number
                         below.                                                Specify the fund name, your share class, your
                                                                               account number and the name(s) in which the
                      o  Instruct your bank to wire the amount of your         account is registered. Your bank may charge a
                         investment to:                                        fee to wire funds.
                             State Street Bank and Trust Company
                             Account # 9905-205-2
                             Routing # 011000028

                         Specify the fund name, your choice of share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

BY PHONE
                      o  See "By Wire" and "By Exchange"                   o   Verify that your bank or credit union is a
[PHONE                                                                         member of the Automated Clearing House (ACH)
GRAPHIC]                                                                       system.

                                                                           o   Complete the "Telephone Exchanges and Telephone
                                                                               Redemption" and "Bank Account or Credit Union
                                                                               Information" sections on your account application.

                                                                           o   Call the transfer agent at the number below to
                                                                               verify that these features are in place on your
                                                                               account.

                                                                           o   Tell the transfer agent representative the fund
                                                                               name, your share class, your account number, the
                                                                               name(s) in which the account is registered and
                                                                               the amount of your investment.

To open or add to an account using the Automatic Investment Plan, see "Additional Investor Services".


        ADDRESS:                                 PHONE NUMBER:
THE HARTFORD FUND FAMILY                        1-888-843-7824
     P.O. BOX 64387
 ST. PAUL, MN 55164-0387        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
                             PLAN ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

SELLING SHARES

                      BY LETTER

                                           o Write a letter of instruction or complete a power of attorney indicating the fund name, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

                      [LETTER
                      GRAPHIC]

                                           o Include all signatures and any additional documents that may be required (see next page).


                                           o Mail the materials to the address below or to your plan administrator.

                                           o A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.


                      BY PHONE

                                           o Restricted to sales of up to $50,000 in any 7-day period.
                      [PHONE
                      GRAPHIC]             o To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 6 P.M. Eastern Time on most business days. Generally, orders received after 4 P.M.
                                             Eastern Time will receive the next business day's offering price.

                                           o For automated service 24 hours a day using your touch-tone phone, call the number below.


                      BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

                                           o Fill out the "Telephone Exchanges and Telephone Redemption" and
                                             "Bank Account or Credit Union Information" sections of your new account application.
                      [COMPUTER
                      GRAPHIC]

                                           o Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.


                                           o Generally, amounts of $1,000 or more will be wired on the next business day. Your bank may charge a fee for this service.


                                           o Amounts of less than $1,000 may be sent by EFT or by check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service.



                                           o Phone requests are limited to amounts up to $50,000 in a 7-day period.

                      BY EXCHANGE

                                           o Obtain a current prospectus for the fund into which you are exchanging by calling your financial representative or the transfer agent at the number below.
                      [ARROW
                      GRAPHIC]
                                           o Call your financial representative or the transfer agent to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services".


        ADDRESS:                                 PHONE NUMBER:
THE HARTFORD FUND FAMILY                        1-888-843-7824
     P.O. BOX 64387
 ST. PAUL, MN 55164-0387        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
                             PLAN ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

SELLING SHARES IN WRITING

                   BY LETTER

                      In certain circumstances, you will need to make your request to sell shares in writing.
                      You may need to include additional items with your request, as shown in the table below.
                      You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

                   [LETTER             o  your address of record has changed within the past 30 days
                   GRAPHIC]
                                       o  you are selling more than $50,000 worth of shares

                                       o  you are requesting  payment other than by a check mailed to the address of record and payable to the registered owner(s)


                      Please note that a notary public CANNOT provide a signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a signature guarantee.

                   REQUIREMENTS FOR WRITTEN REQUESTS BY SELLER

                      OWNERS OF INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP,
                      UGMA/UTMA (CUSTODIAL ACCOUNTS FOR MINORS OR GENERAL
                      PARTNER ACCOUNTS.

                                       o  Letter of instruction.

                                       o  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

                                       o  Signature guarantee if applicable (see above).

                      OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS.

                                       o  Letter of instruction.

                                       o  Corporate resolution, certified within the past twelve months.

                                       o  On the letter and the resolution, the signature of the person(s)
                                          authorized to sign for the account.

                                       o  Signature guarantee if applicable (see above).

                      OWNERS OR TRUSTEES OF TRUST ACCOUNTS.

                                       o  Letter of instruction.

                                       o  On the letter, the signature(s) of the trustee(s).

                                       o  Provide a copy of the trust document certified within the past twelve months.

                                       o  Signature guarantee if applicable (see above).

                      JOINT TENANCY SHAREHOLDERS WHOSE CO-TENANTS ARE DECEASED.

                                       o  Letter of instruction signed by surviving tenant.

                                       o  Copy of death certificate.

                                       o  Signature guarantee if applicable (see above).

                      EXECUTORS OF SHAREHOLDER ESTATES.

                                       o  Letter of instruction signed by executor.

                                       o  Copy of order appointing executor, certified within the past twelve months.

                                       o  Signature guarantee if applicable (see above).

                      ADMINISTRATORS,  CONSERVATORS, GUARDIANS AND OTHER SELLERS OR ACCOUNT TYPES NOT
                      LISTED ABOVE.

                                       o  Call 1-888-843-7824 for instructions.


        ADDRESS:                                 PHONE NUMBER:
THE HARTFORD FUND FAMILY                        1-888-843-7824
     P.O. BOX 64387
 ST. PAUL, MN 55164-0387        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
                             PLAN ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

TRANSACTION POLICIES

VALUATION OF SHARES

The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4 p.m. Eastern Time). Except for the Money Market Fund, the funds use market prices in valuing portfolio securities, but may use fair-value estimates, as determined by HIFSCO under the direction of the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities (other than short-term obligations) held by each fund other than the Money Market Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's assets, and investment of the other funds that will mature in 60 days or less, are valued at amortized cost, which approximates market value.

Certain funds may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of the fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received, if your order is complete (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

o The fund name and account number.

o The amount of the transaction (in dollars or shares).

o Signatures of all owners exactly as registered on the account (for mail requests).

o Signature guarantees (if required).

o Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES

You may exchange shares of one fund for shares of the same class of any other. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange.

RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING

Because excessive account transactions can disrupt the management of the funds and increase transaction costs for all shareholders, the funds limit account activity as follows:

o you may make no more than two substantive exchanges out of the same fund in any 90 day period (excluding automatic programs);

o  the funds may refuse a share purchase at any time, for any reason;

o the funds may revoke an investor's exchange privilege at any time, for any reason.

"Substantive" means a dollar amount that the funds determine, in their sole discretion, could adversely affect the management of the funds.

CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)

If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 15 calendar days after the purchase.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, Inc., or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

o after every transaction (except a dividend or distribution reinvestment) that affects your account balances

o  after any changes of name or address of the registered owner(s)

o  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If you are a participant in an employer-sponsored retirement plan you will receive statements from your plan administrator.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income of the funds are normally declared and paid annually. Dividends from the net investment income of the Growth and Income Fund, Dividend and Growth Fund and Advisers Fund are declared and paid quarterly. Dividends from the net investment income of the Bond Income Strategy Fund, High Yield Fund, Tax-Free Minnesota Fund, Tax- Free National Fund and U.S. Government Securities Fund are declared and paid monthly. Dividends from net investment income of the Money Market Fund are declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you currently elect to receive monthly/quarterly dividends in cash, beginning October 15, 2001, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to continue receiving cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as capital gains and distributions from short-term capital gains and income are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. Tax rates may vary depending on how long a fund investment is held. See your application for distribution options.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $100 or as much as $50,000 between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o  Complete the appropriate parts of your account application.

o If you are using AIP to open an account, make out a check ($25 minimum) for your first investment amount payable to "The Hartford Mutual Funds." Deliver your check and application to your financial representative or the transfer agent.

SYSTEMATIC WITHDRAWAL PLAN This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o SPECIFY THE PAYEE(S). The payee may be yourself or any other party and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. A signature guarantee is required if the payee is someone other than the registered owner.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o FILL OUT THE RELEVANT PART OF THE ACCOUNT APPLICATION. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

o  Fill out the relevant part of the account application.

o  Be sure that the amount is for $50 or more.

o  Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

o  Fill out the relevant portion of the account application.

o  Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Fund Family offers a range of retirement plans, including traditional and Roth IRA's SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds, Inc. Minimum investment amounts may apply. To find out more, call
1-888-843-7824.

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL COMMUNICATIONS FUND

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                      CLASS A--     CLASS B--     CLASS C--
                                                                     YEAR ENDED:   YEAR ENDED:   YEAR ENDED:
                                                                     10/31/2000    10/31/2000    10/31/2000
                                                                     -----------   -----------   -----------
                        PER SHARE OPERATING PERFORMANCE
                        Net asset value, beginning of period         $             $             $
                        Income from investment operations:
                        Net investment income (loss)
                        Net realized and unrealized gain (loss) on
                          investments
                        Total from investment operations
                        Less distributions:
                          Dividends from net investment income
                          Distributions from capital gains
                          Return of capital
                        Total distributions
                        Net asset value, end of period               $             $             $
                        TOTAL RETURN(1)
                        RATIOS AND SUPPLEMENTAL DATA:
                        Net assets, end of period (in thousands)     $             $             $
                        Ratio of expenses to average net assets
                          before waivers and reimbursements              %(3)          %(3)           %(3)
                        Ratio of expenses to average net assets
                          after waivers and reimbursements               %(3)          %(3)           %(3)
                        Ratio of net investment income (loss) to
                          average net assets                             %(3)          %(3)           %(3)
                        Portfolio turnover rate(2)                        %              %             %

(1) Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(3) Annualized.

(4) Not annualized.

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                      CLASS A--     CLASS B--     CLASS C--
                                                                     YEAR ENDED:   YEAR ENDED:   YEAR ENDED:
                                                                     10/31/2000    10/31/2000    10/31/2000
                                                                     -----------   -----------   -----------
                        PER SHARE OPERATING PERFORMANCE
                        Net asset value, beginning of period         $             $             $
                        Income from investment operations:
                        Net investment income (loss)
                        Net realized and unrealized gain (loss) on
                          investments
                        Total from investment operations
                        Less distributions:
                          Dividends from net investment income
                          Distributions from capital gains
                          Return of capital
                        Total distributions
                        Net asset value, end of period               $             $             $
                        TOTAL RETURN(1)
                        RATIOS AND SUPPLEMENTAL DATA:
                        Net assets, end of period (in thousands)     $             $             $
                        Ratio of expenses to average net assets
                          before waivers and reimbursements              %(3)          %(3)           %(3)
                        Ratio of expenses to average net assets
                          after waivers and reimbursements               %(3)          %(3)           %(3)
                        Ratio of net investment income (loss) to
                          average net assets                             %(3)          %(3)           %(3)
                        Portfolio turnover rate(2)                        %              %             %

(1) Does not include sales charges.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(3) Annualized.

(4) Not annualized.

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL HEALTH FUND

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                              CLASS A--      CLASS A--    CLASS B--      CLASS B--     CLASS C--     CLASS C--
                                                 YEAR      PERIOD ENDED:    YEAR       PERIOD ENDED:     YEAR       PERIOD ENDED:
                                                ENDED:       5/1/2000-      ENDED:       5/1/2000-       ENDED:       5/1/2000-
                                              10/31/2001   10/31/2000(1)  10/31/2001   10/31/2000(1)   10/31/2001   10/31/2000(1)
                                              ----------   -------------  ----------   -------------   ----------   -------------
        PER SHARE OPERATING PERFORMANCE
        Net asset value, beginning of period  $    13.86   $   10.00      $   13.81    $   10.00       $   13.81    $   10.00
        Income from investment operations:
        Net investment income (loss)                           (0.01)                      (0.04)                       (0.04)
        Net realized and unrealized gain
        (loss) on investments                                   3.87                        3.85                         3.85
                                                           ---------                    --------                    ---------
        Total from investment operations                        3.86                        3.81                         3.81
        Less distributions:
          Dividends from net investment
            income                                              0.00                        0.00                         0.00
          Distributions from capital gains                      0.00                        0.00                         0.00
            Return of capital                                   0.00                        0.00                         0.00
                                                           ---------                    --------                    ---------
        Total distributions                                     0.00                        0.00                         0.00
                                                           ---------                    --------                    ---------
        Net asset value, end of period                     $   13.86                    $  13.81                    $   13.81
                                                           =========                    ========                    =========
        TOTAL RETURN(2)                                        38.74%(5)                   38.24%(5)                    38.24%(5)
        RATIOS AND SUPPLEMENTAL DATA:
        Net assets, end of period (in
        thousands)                                         $  44,917                    $ 20,574                    $  26,830
        Ratio of expenses to average net assets
          before waivers and reimbursements                     1.72%(4)                    2.43%(4)                     2.40%(4)
        Ratio of expenses to average net assets
          after waivers and reimbursements                      1.65%(4)                    2.35%(4)                     2.35%(4)
        Ratio of net investment income (loss) to
          average net assets                                   (0.33%)(4)                   1.03%(4)                    (1.03%)(4)
        Portfolio turnover rate(3)                              92.0%                       92.0%                        92.0%

(1) The fund became effective and open for investment on May 1, 2000.

(2) Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(4) Annualized.

(5) Not annualized.

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL TECHNOLOGY FUND

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                              CLASS A--      CLASS A--    CLASS B--      CLASS B--     CLASS C--     CLASS C--
                                                 YEAR      PERIOD ENDED:    YEAR       PERIOD ENDED:     YEAR       PERIOD ENDED:
                                                ENDED:       5/1/2000-      ENDED:       5/1/2000-       ENDED:       5/1/2000-
                                              10/31/2001   10/31/2000(1)  10/31/2001   10/31/2000(1)   10/31/2001   10/31/2000(1)
                                              ----------   -------------  ----------   -------------   ----------   -------------
      PER SHARE OPERATING PERFORMANCE
      Net asset value, beginning of period    $   8.72     $   10.00      $   8.68     $     10.00     $    8.68    $    10.00
      Income from Investment Operations:
      Net investment income (loss)                             (0.05)                        (0.07)                      (0.06)
      Net realized and unrealized gain (loss)
        on investments                                         (1.23)                        (1.25)                      (1.26)
                                                           ---------                   -----------                  ----------
      Total from investment operations                         (1.28)                        (1.32)                      (1.32)
      Less distributions:
        Dividends from net investment income                    0.00                          0.00                        0.00
        Distributions from capital gains                        0.00                          0.00                        0.00
        Return of capital                                       0.00                          0.00                        0.00
                                                           ---------                   -----------                  ----------
      Total distributions                                       0.00                          0.00                        0.00
                                                           ---------                   -----------                  ----------
      Net asset value, end of period                       $    8.72                   $      8.68                  $     8.68
                                                           =========                   ===========                  ==========
      TOTAL RETURN(2)                                         (14.26%)(5)                   (14.65%)(5)                 (14.65%)(5)
      RATIOS AND SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)             $  33,221                   $    15,676                  $   21,615
      Ratio of expenses to average net assets
        before waivers and reimbursements                       1.77%(4)                      2.46%(4)                    2.43%(4)
      Ratio of expenses to average net assets
        after waivers and reimbursements                        1.66%(4)                      2.35%(4)                    2.35%(4)
      Ratio of net investment income (loss) to
        average net assets                                     (1.37%)(4)                    (2.07%)(4)                  (2.07%)(4)
      Portfolio turnover rate(3)                              103.69%                       103.69%                     103.69%

(1) The fund became effective and open for investment on May 1, 2000.

(2) Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(4) Annualized.

(5) Not annualized.

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                       CLASS A--       CLASS B--       CLASS C--
                                                                     PERIOD ENDED:   PERIOD ENDED:    PERIOD ENDED:
                                                                      4/30/2000-      4/30/2000-       4/30/2000-
                                                                     10/31/2000(1)   10/31/2000(1)    10/31/2000(1)
                                                                     -------------   -------------    -------------
                        PER SHARE OPERATING PERFORMANCE
                        Net asset value, beginning of period         $               $                $
                        Income from investment operations:
                        Net investment income (loss)
                        Net realized and unrealized gain (loss) on
                          investments
                        Total from investment operations
                        Less distributions:
                          Dividends from net investment income
                          Distributions from capital gains
                          Return of capital
                        Total distributions
                        Net asset value, end of period               $               $                $
                                                                     =======         =======          =======
                        TOTAL RETURN(2)                                   (5)             (5)              (5)
                        RATIOS AND SUPPLEMENTAL DATA:
                        Net assets, end of period (in thousands)     $               $                $
                        Ratio of expenses to average net assets
                          before waivers and reimbursements               (4)             (4)              (4)
                        Ratio of expenses to average net assets
                          after waivers and reimbursements                (4)             (4)              (4)
                        Ratio of net investment income (loss) to
                          average net assets                              (4)             (4)              (4)
                        Portfolio turnover rate(3)                          %               %                %

(1) The fund became effective and open for investment on April 30, 2001.

(2) Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(4) Annualized.

(5) Not annualized.

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                       CLASS A--       CLASS B--       CLASS C--
                                                                     PERIOD ENDED:   PERIOD ENDED:    PERIOD ENDED:
                                                                      4/30/2000-      4/30/2000-       4/30/2000-
                                                                     10/31/2000(1)   10/31/2000(1)    10/31/2000(1)
                                                                     -------------   -------------    -------------
                        PER SHARE OPERATING PERFORMANCE
                        Net asset value, beginning of period         $               $                $
                        Income from investment operations:
                        Net investment income (loss)
                        Net realized and unrealized gain (loss) on
                          investments
                        Total from investment operations
                        Less distributions:
                          Dividends from net investment income
                          Distributions from capital gains
                          Return of capital
                        Total distributions
                        Net asset value, end of period               $               $                $
                                                                     =======         =======          =======
                        TOTAL RETURN(2)                                   (5)             (5)              (5)
                        RATIOS AND SUPPLEMENTAL DATA:
                        Net assets, end of period (in thousands)     $               $                $
                        Ratio of expenses to average net assets
                          before waivers and reimbursements               (4)             (4)              (4)
                        Ratio of expenses to average net assets
                          after waivers and reimbursements                (4)             (4)              (4)
                        Ratio of net investment income (loss) to
                          average net assets                              (4)             (4)              (4)
                        Portfolio turnover rate(3)                          %               %                %

(1) The fund became effective and open for investment on April 30, 2001.

(2) Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(4) Annualized.

(5) Not annualized.

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                YEAR ENDED:    PERIOD ENDED:                YEAR ENDED:
                                                -----------    -------------                -----------
                                                                 1/1/2000-                                             7/1/1996-
   CLASS A -- PERIOD ENDED:                     10/31/2001     10/31/2000(6)   12/31/1999   12/31/1998   12/31/1997  12/31/1996(1)
                                                               -------------   ----------   ----------   ----------  -------------
   PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period         $   13.03      $   15.43       $  11.89     $  10.58     $  10.72    $  10.00
   Income from Investment Operations:
   Net investment income (loss)                                     0.08           0.06         0.07         0.09        0.02
   Net realized and unrealized gain (loss) on
     investments                                                   (2.42)          4.46         1.26        (0.01)       0.79
                                                               ---------       --------     --------     --------    --------
   Total from investment operations                                (2.34)          4.52         1.33         0.08        0.81
   Less distributions:
     Dividends from net investment income                          (0.01)         (0.15)       (0.02)       (0.05)      (0.06)
     Distributions from capital gains                              (0.05)         (0.83)        0.00        (0.17)      (0.03)
     Return of capital                                              0.00           0.00         0.00         0.00        0.00
                                                               ---------       --------     --------     --------    --------
   Total distributions                                             (0.06)         (0.98)       (0.02)       (0.22)      (0.09)
                                                               ---------       --------     --------     --------    --------
   Net asset value, end of period                              $   13.03       $  15.43     $  11.89     $  10.58    $  10.72
                                                               =========       ========     ========     ========    ========
   TOTAL RETURN(2)                                                (15.18%)(3)     39.13%       12.53%        0.84%       8.14%(3)
   RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                    $  89,309       $ 63,281     $ 32,014     $ 15,701    $  4,294
   Ratio of expenses to average net assets
   before waivers and reimbursements                                1.60%(4)       1.61%        1.89%        2.30%       5.40%(4)
   Ratio of expenses to average net assets
     after waivers and reimbursements                               1.55%(4)       1.56%        1.65%        1.65%       1.65%(4)
   Ratio of net investment income (loss) to
     average net assets                                             0.64%(4)       0.61%        0.69%        0.88%       0.51%(4)
   Portfolio turnover rate(5)                                     120.85%        128.26%      148.58%       59.16%      21.51%

(1) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.

(2) Does not include sales charges.

(3) Not annualized.

(4) Annualized.

(5) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                YEAR ENDED:    PERIOD ENDED:                YEAR ENDED:
                                                -----------    -------------                -----------
                                                                 1/1/2000-                                             7/1/1996-
   CLASS B -- PERIOD ENDED:                     10/31/2001     10/31/2000(6)   12/31/1999   12/31/1998   12/31/1997  12/31/1996(1)
                                                               -------------   ----------   ----------   ----------  -------------
   PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period          $   12.74     $   15.17      $   11.73     $  10.49     $ 10.69     $ 10.00
   Income from Investment Operations:
   Net investment income (loss)                                     0.01           0.01         0.01        0.07       (0.01)
   Net realized and unrealized gain (loss) on
     investments                                                   (2.39)          4.32         1.23       (0.06)       0.80
                                                               ---------      ---------     --------     -------     -------
   Total from investment operations                                (2.38)          4.33         1.24        0.01        0.79
   Less distributions:
     Dividends from net investment income                           0.00          (0.06)        0.00       (0.04)      (0.07)
     Distributions from capital gains                              (0.05)         (0.83)        0.00       (0.17)      (0.03)
     Return of capital                                              0.00           0.00         0.00        0.00        0.00
                                                               ---------      ---------     --------     -------     -------
   Total distributions                                             (0.05)         (0.89)        0.00       (0.21)      (0.10)
                                                               ---------      ---------     --------     -------     -------
   Net asset value, end of period                              $   12.74      $   15.17     $  11.73     $ 10.49     $ 10.69
                                                               =========      =========     ========     =======     =======
   TOTAL RETURN(2)                                                (15.70%)(3)     38.11%       11.82%       0.12%       7.86%(3)
   RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                    $  25,872       $ 22,835     $ 11,767     $ 7,188     $   163
   Ratio of expenses to average net assets
     before waivers and reimbursements                              2.29%(4)       2.26%        2.56%       3.03%      32.61%(4)
   Ratio of expenses to average net assets
     after waivers and reimbursements                               2.29%(4)       2.26%        2.35%       2.35%       2.35%(4)
   Ratio of net investment income (loss) to
     average net assets                                            (0.09)%(4)     (0.09%)       0.01%      (0.05)%     (0.86)%(4)
   Portfolio turnover rate(5)                                     120.85%        128.26%      148.58%      59.16%      21.51%

(1) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.

(2) Does not include sales charges.

(3) Not annualized.

(4) Annualized.

(5) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                  YEAR ENDED:   PERIOD ENDED:           YEAR ENDED:
                                                  -----------   -------------    ---------------------------
                                                                  1/1/2000-                     7/31/1998-
    CLASS C -- PERIOD ENDED:                      10/31/2001    10/31/2000(6)    12/31/1999    12/31/1998(1)
                                                                -------------    ----------    -------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period          $   12.68     $   15.10        $  11.74      $   12.26
    Income from Investment Operations:
    Net investment income (loss)                                     0.07           (0.02)         (0.01)
    Net realized and unrealized gain (loss) on
      investments                                                   (2.44)           4.33          (0.49)
                                                                ---------        --------      ---------
    Total from investment operations                                (2.37)           4.31          (0.50)
    Less distributions:
      Dividends from net investment income                           0.00           (0.12)         (0.03)
      Distributions from capital gains                              (0.05)          (0.83)          0.00
      Return of capital                                              0.00            0.00           0.00
                                                                ---------        --------      ---------
    Total distributions                                             (0.05)          (0.95)         (0.03)
                                                                ---------        --------      ---------
    Net asset value, end of period                              $   12.68        $  15.10      $   11.74
                                                                =========        ========      =========
    TOTAL RETURN(2)                                                (15.70%)(4)      37.98%         (4.05)%(4)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                    $  26,912        $ 13,514      $   1,379
    Ratio of expenses to average net assets
      before waivers and reimbursements                              2.27%(5)        2.31%          2.83%(5)
    Ratio of expenses to average net assets
      after waivers and reimbursements                               2.27%(5)        2.31%          2.35%(5)
    Ratio of net investment income (loss) to
      average net assets                                            (0.07)%(5)      (0.13%)        (0.71)%(5)
    Portfolio turnover rate(3)                                     120.85%         128.26%        148.58%

(1) Class C shares were first offered on July 31, 1998. Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.

(2) Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4) Not annualized.

(5) Annualized.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL LEADERS FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                  YEAR ENDED:   PERIOD ENDED:           YEAR ENDED:
                                                  -----------   -------------    ---------------------------
                                                                   1/1/2000-                    9/30/1998-
    CLASS A -- PERIOD ENDED:                      10/31/2001    10/31/2000(6)    12/31/1999    12/31/1998(1)
                                                                -------------    ----------    -------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period          $  17.55      $  18.56         $  12.67      $  10.00
    Income from Investment Operations:
    Net investment income (loss)                                    0.00             0.00         (0.01)
    Net realized and unrealized gain (loss) on                     (0.92)            6.01          3.03
                                                                --------         --------      --------
    investments
    Total from investment operations                               (0.92)            6.01          3.02
    Less distributions:
      Dividends from net investment income                          0.00             0.00          0.00
      Distributions from capital gains                             (0.09)           (0.12)        (0.35)
      Return of capital                                             0.00             0.00          0.00
                                                                --------         --------      --------
    Total distributions                                            (0.09)           (0.12)        (0.35)
                                                                --------         --------      --------
    Net asset value, end of period                              $  17.55         $  18.56      $  12.67
                                                                ========         ========      ========
    TOTAL RETURN(2)                                                (4.98)%(4)       47.68%        30.36%(4)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                    $255,959         $ 84,632      $  3,771
    Ratio of expenses to average net assets
      before waivers and reimbursements                             1.53%(5)         1.62%         2.71%(5)
    Ratio of expenses to average net assets
      after waivers and reimbursements                              1.48%(5)         1.57%         1.65%(5)
    Ratio of net investment income (loss) to
      average net assets                                           (0.06)%(5)       (0.15)%       (0.19)%(5)
    Portfolio turnover rate(3)                                    290.04%          203.74%        49.04%

(1) The Fund was declared effective by the Securities and Exchange Commission on September 30, 1998.

(2) Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4) Not annualized.

(5) Annualized.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL LEADERS FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                  YEAR ENDED:   PERIOD ENDED:           YEAR ENDED:
                                                  -----------   -------------    ---------------------------
                                                                   1/1/2000-                    9/30/1998-
    CLASS B -- PERIOD ENDED:                      10/31/2001    10/31/2000(6)    12/31/1999    12/31/1998(1)
                                                  ----------    -------------    ----------    -------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period          $  17.29      $   18.40        $  12.65      $  10.00
    Income from Investment Operations:
    Net investment income (loss)                                    (0.06)          (0.02)        (0.02)
    Net realized and unrealized gain (loss) on
      investments                                                   (0.96)           5.89          3.02
                                                                ---------        --------      --------
    Total from investment operations                                (1.02)           5.87          3.00
    Less distributions:
      Dividends from net investment income                           0.00            0.00          0.00
      Distributions from capital gains                              (0.09)          (0.12)        (0.35)
      Return of capital                                              0.00            0.00          0.00
                                                                ---------        --------      --------
    Total distributions                                             (0.09)          (0.12)        (0.35)
                                                                ---------        --------      --------
    Net asset value, end of period                              $   17.29        $  18.40      $  12.65
                                                                =========        ========      ========
    TOTAL RETURN(2)                                                 (5.56)%(4)      46.64%        30.16%(4)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                    $  75,702        $ 24,588      $    486
    Ratio of expenses to average net assets
      before waivers and reimbursements                              2.22%(5)        2.29%         3.55%(5)
    Ratio of expenses to average net assets
      after waivers and reimbursements                               2.22%(5)        2.29%         2.35%(5)
    Ratio of net investment income (loss) to
      average net assets                                            (0.80)%(5)      (0.86)%       (0.92)%(5)
    Portfolio turnover rate(3)                                     290.04%         203.74%        49.04%

(1) The Fund was declared effective by the Securities and Exchange Commission on September 30, 1998.

(2) Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4) Not annualized.

(5) Annualized.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL LEADERS FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                  YEAR ENDED:   PERIOD ENDED:           YEAR ENDED:
                                                  -----------   -------------    ---------------------------
                                                                  1/1/2000-                     9/30/1998-
    CLASS C -- PERIOD ENDED:                      10/31/2001    10/31/2000(6)    12/31/1999    12/31/1998(1)
                                                  ----------    -------------    ----------    -------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period          $    17.30     $    18.40      $  12.65      $ 10.00
    Income from Investment Operations:
    Net investment income (loss)                                      (0.06)        (0.02)       (0.02)
    Net realized and unrealized gain (loss) on
      investments                                                     (0.95)         5.89         3.02
                                                                 ----------      --------      -------
    Total from investment operations                                  (1.01)         5.87         3.00
    Less distributions:
      Dividends from net investment income                             0.00          0.00         0.00
      Distributions from capital gains                                (0.09)        (0.12)       (0.35)
      Return of capital                                                0.00          0.00         0.00
                                                                 ----------      --------      -------
    Total distributions                                               (0.09)        (0.12)       (0.35)
                                                                 ----------      --------      -------
    Net asset value, end of period                               $    17.30      $  18.40      $ 12.65
                                                                 ==========      ========      =======
    TOTAL RETURN(2)                                                   (5.51)%(4)    46.64%       30.16%(4)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                     $  142,549      $ 43,012      $   517
    Ratio of expenses to average net assets
      before waivers and reimbursements                                2.19%(5)      2.33%        3.57%(5)
    Ratio of expenses to average net assets
      after waivers and reimbursements                                 2.19%(5)      2.33%        2.35%(5)
    Ratio of net investment income (loss) to
      average net assets                                              (0.77)%(5)    (0.89)%      (0.90)%(5)
    Portfolio turnover rate(3)                                       290.04%       203.74%       49.04%

(1) The Fund was declared effective by the Securities and Exchange Commission on September 30, 1998.

(2) Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4) Not annualized.

(5) Annualized.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD FOCUS FUND

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                       CLASS A--       CLASS B--       CLASS C--
                                                                     PERIOD ENDED:   PERIOD ENDED:    PERIOD ENDED:
                                                                       4/2/2000-       4/2/2000-        4/2/2000-
                                                                     10/31/2000(1)   10/31/2000(1)    10/31/2000(1)
                                                                     -------------   -------------    -------------
                        PER SHARE OPERATING PERFORMANCE
                        Net asset value, beginning of period         $               $                $
                        Income from investment operations:
                        Net investment income (loss)
                        Net realized and unrealized gain (loss) on
                          investments
                        Total from investment operations
                        Less distributions:
                          Dividends from net investment income
                          Distributions from capital gains
                          Return of capital
                        Total distributions
                        Net asset value, end of period               $               $                $
                                                                     =======         =======          =======
                        TOTAL RETURN(2)                                   (5)             (5)              (5)
                        RATIOS AND SUPPLEMENTAL DATA:
                        Net assets, end of period (in thousands)     $               $                $
                        Ratio of expenses to average net assets
                          before waivers and reimbursements               (4)             (4)              (4)
                        Ratio of expenses to average net assets
                          after waivers and reimbursements                (4)             (4)              (4)
                        Ratio of net investment income (loss) to
                          average net assets                              (4)             (4)              (4)
                        Portfolio turnover rate(3)                          %               %                %


(1) The fund became effective and open for investment on April 2, 2001.

(2) Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(4) Annualized.

(5) Not annualized.

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS L

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



             CLASS L -- PERIOD ENDED:
             PER SHARE OPERATING PERFORMANCE
             Net asset value, beginning of period
             Income from Investment Operations:
             Net investment income (loss)
             Net realized and unrealized gain
               (loss) on investments
             Total from investment operations
             Less distributions:
               Dividends from net investment income
               Distributions from capital gains
               Return of capital
             Total distributions
             Net asset value, end of period
             TOTAL RETURN(2)
             RATIOS AND SUPPLEMENTAL DATA:
             Net assets, end of period (in
               thousands)
             Ratio of expenses to average net
               assets before waivers and
               reimbursements
             Ratio of expenses to average net
               assets after waivers and
               reimbursements
             Ratio of net investment income (loss)
               to average net assets
             Portfolio turnover rate(5)

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALL COMPANY FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                              YEAR ENDED:   PERIOD ENDED:                  YEAR ENDED:
                                              -----------   -------------                  -----------
                                                              1/1/2000-                                                7/1/1996-
     CLASS A -- PERIOD ENDED:                 10/31/2001     10/31/2000(6)   12/31/1999    12/31/1998   12/31/1997   12/31/1996(1)
                                              ----------    --------------   ----------    ----------   ----------   -------------
     PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $   18.08     $    20.48       $   13.31     $  12.16     $  10.68     $ 10.00
     Income from Investment Operations:
     Net investment income (loss)                                (0.04)          (0.05)       (0.06)       (0.02)      (0.02)
     Net realized and unrealized gain (loss)
       on investments                                            (1.47)           8.52         1.33         2.05        1.42
                                                            ----------       ---------     --------     --------     -------
     Total from investment operations                            (1.51)           8.47         1.27         2.03        1.40
     Less distributions:
       Dividends from net investment income                       0.00            0.00         0.00         0.00        0.00
       Distributions from capital gains                          (0.89)          (1.30)       (0.12)       (0.55)      (0.72)
       Return of capital                                          0.00            0.00         0.00         0.00        0.00
                                                            ----------      ----------     --------     --------     -------
     Total distributions                                         (0.89)          (1.30)       (0.12)       (0.55)      (0.72)
                                                            ----------      ----------     --------     --------     -------
     Net asset value, end of period                         $    18.08      $    20.48     $  13.31     $  12.16     $ 10.68
                                                            ==========      ==========     ========     ========     =======
     TOTAL RETURN(2)                                             (7.70)%(3)      65.66%       10.46%       19.28%      14.11%(3)
     RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)               $  164,280      $  109,559     $ 37,623     $ 19,391     $ 4,673
     Ratio of expenses to average net assets
       before waivers and reimbursements                          1.50%(4)        1.51%        1.57%        1.82%       4.29%(4)
     Ratio of expenses to average net assets
       after waivers and reimbursements                           1.45(4)         1.45%        1.45%        1.45%       1.45%(4)
     Ratio of net investment income (loss)
       to average net assets                                     (0.72)%(4)      (0.92)%      (0.79)%      (0.61)%     (0.60)%(4)
     Portfolio turnover rate(5)                                 158.15%         176.74%      266.82%      255.37%      69.92%

(1) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.

(2) Does not include sales charges.

(3) Not annualized.

(4) Annualized.

(5) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALL COMPANY FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                              YEAR ENDED:   PERIOD ENDED:                  YEAR ENDED:
                                              -----------   -------------                  -----------
                                                              1/1/2000-                                                7/1/1996-
     CLASS A -- PERIOD ENDED:                 10/31/2001     10/31/2000(6)   12/31/1999    12/31/1998   12/31/1997   12/31/1996(1)
                                              ----------    --------------   ----------    ----------   ----------   -------------
     PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $   17.49     $   19.96        $   13.09     $  12.04     $  10.65     $  10.00
     Income from Investment Operations:
     Net investment income (loss)                               (0.11)           (0.09)       (0.12)       (0.03)       (0.02)
     Net realized and unrealized gain (loss)
       on investments                                           (1.47)            8.26         1.29         1.97         1.39
                                                            ---------        ---------     --------     --------     --------
     Total from investment operations                           (1.58)            8.17         1.17         1.94         1.37
     Less distributions:
       Dividends from net investment income                      0.00             0.00         0.00         0.00         0.00
       Distributions from capital gains                         (0.89)           (1.30)       (0.12)       (0.55)       (0.72)
       Return of capital                                         0.00             0.00         0.00         0.00         0.00
                                                            ---------        ---------     --------     --------     --------
     Total distributions                                        (0.89)           (1.30)       (0.12)       (0.55)       (0.72)
                                                            ---------        ---------     --------     --------     --------
     Net asset value, end of period                         $   17.49        $   19.96     $  13.09     $  12.04     $  10.65
                                                            =========        =========     ========     ========     ========
     TOTAL RETURN(2)                                            (8.26)%(3)       64.46%        9.73%       18.49%       13.81%(3)
     RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)               $  71,323        $  53,358     $ 18,345     $  9,694     $    241
     Ratio of expenses to average net assets
       before waivers and reimbursements                         2.16%(4)         2.15%        2.22%        2.53%       20.03%(4)
     Ratio of expenses to average net
       assets after waivers and reimbursements                   2.15%(4)         2.15%        2.15%        2.15%        2.15%(4)
     Ratio of net investment income (loss)
       to average net assets                                    (1.42)%(4)       (1.61)%      (1.49)%      (1.30)%      (1.30)%(4)
     Portfolio turnover rate(5)                                158.15%          176.74%      266.82%      255.37%       69.92%

(1) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.

(2) Does not include sales charges.

(3) Not annualized.

(4) Annualized.

(5) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALL COMPANY FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                    YEAR ENDED:   PERIOD ENDED:           YEAR ENDED:
                                                    -----------   -------------    ---------------------------
                                                                    1/1/2000-                     7/31/1998-
    CLASS C -- PERIOD ENDED:                        10/31/2001    10/31/2000(6)    12/31/1999    12/31/1998(1)
                                                    ----------    -------------    ----------    -------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period            $   17.51     $   19.97        $  13.09      $  12.49
    Income from Investment Operations:
    Net investment income (loss)                                      (0.12)          (0.08)        (0.02)
    Net realized and unrealized gain (loss) on
      investments                                                     (1.45)           8.26          0.62
                                                                  ---------        --------      --------
    Total from investment operations                                  (1.57)           8.18          0.60
    Less distributions:
      Dividends from net investment income                             0.00            0.00          0.00
      Distributions from capital gains                                (0.89)          (1.30)         0.00
      Return of capital                                                0.00            0.00          0.00
                                                                  ---------        --------      --------
    Total distributions                                               (0.89)          (1.30)         0.00
                                                                  ---------        --------      --------
    Net asset value, end of period                                $   17.51        $  19.97      $  13.09
                                                                  =========        ========      ========
    TOTAL RETURN(2)                                                   (8.21)%(3)      64.58%         4.80%(3)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                      $  77,337        $ 37,672      $  2,765
    Ratio of expenses to average net assets
      before waivers and reimbursements                                2.16%(4)        2.20%         2.46%(4)
    Ratio of expenses to average net assets
      after waivers and reimbursements                                 2.15%(4)        2.15%         2.15%(4)
    Ratio of net investment income (loss) to
      average net assets                                              (1.42)%(4)      (1.61)%       (1.49)%(4)
    Portfolio turnover rate(5)                                       158.15%         176.74%       266.82%

(1) Class C shares were first offered on July 31, 1998. Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.

(2) Does not include sales charges.

(3) Not annualized.

(4) Annualized.

(5) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                              YEAR ENDED:   PERIOD ENDED:                  YEAR ENDED:
                                              -----------   -------------                  -----------
                                                              1/1/2000-                                                7/1/1996-
     CLASS A -- PERIOD ENDED:                 10/31/2001     10/31/2000(6)   12/31/1999    12/31/1998   12/31/1997   12/31/1996(1)
                                              ----------    --------------   ----------    ----------   ----------   -------------
     PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $   33.20     $     31.72      $    20.42    $  19.90     $   13.36   $   10.00
     Income from Investment Operations:
     Net investment income (loss)                                 (0.01)          (0.07)      (0.10)        (0.03)      (0.03)
     Net realized and unrealized gain
       (loss) on investments                                       3.15           13.28        0.75          7.34        3.80
                                                            -----------      ----------   ---------     ---------   ---------
     Total from investment operations                              3.14           13.21        0.65          7.31        3.77
     Less distributions:
       Dividends   from  net   investment                          0.00            0.00        0.00          0.00        0.00
     income
       Distributions from capital gains                           (1.66)          (1.91)      (0.13)        (0.77)      (0.41)
       Return of capital                                           0.00            0.00        0.00          0.00        0.00
                                                            -----------      ----------   ---------     ---------   ---------
     Total distributions                                          (1.66)          (1.91)      (0.13)        (0.77)      (0.41)
                                                            -----------      ----------   ---------     ---------   ---------
     Net asset value, end of period                         $     33.20      $    31.72   $   20.42     $   19.90   $   13.36
                                                            ===========      ==========   =========     =========   =========
     TOTAL RETURN(2)                                              10.18%(3)       66.76%       3.26%        55.11%      37.75%(3)
     RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)               $ 1,309,836      $  797,656   $ 364,951     $ 233,601   $   9,028
     Ratio of expenses to average net assets
       before waivers and reimbursements                           1.32%(4)        1.38%       1.49%         1.69%       4.15%(4)
     Ratio of expenses to average net assets
       after waivers and reimbursements                            1.27%(4)        1.33%       1.44%         1.45%       1.45%(4)
     Ratio of net investment income (loss)
       to average net assets                                      (0.42)%(4)      (0.61)%     (0.70)%       (0.80)%     (0.70)%(4)
     Portfolio turnover rate(5)                                  129.79%         168.97%     123.42%       119.62%     149.99%

(1) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.

(2) Does not include sales charges.

(3) Not annualized.

(4) Annualized.

(5) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                              YEAR ENDED:   PERIOD ENDED:                  YEAR ENDED:
                                              -----------   -------------                  -----------
                                                              1/1/2000-                                                7/1/1996-
     CLASS B -- PERIOD ENDED:                 10/31/2001     10/31/2000(6)   12/31/1999    12/31/1998   12/31/1997   12/31/1996(1)
                                              ----------    --------------   ----------    ----------   ----------   -------------
     PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $  32.14      $    30.92       $   20.08     $   19.71    $   13.32    $   10.00
     Income from Investment Operations:
     Net investment income (loss)                                (0.12)          (0.19)        (0.21)       (0.06)       (0.02)
     Net realized and unrealized gain
       (loss) on investments                                      3.00           12.94          0.71         7.22         3.75
                                                            ----------       ---------     ---------    ---------    ---------
     Total from investment operations                             2.88           12.75          0.50         7.16         3.73
     Less distributions:
       Dividends from net investment income                       0.00            0.00          0.00         0.00         0.00
       Distributions from capital gains                          (1.66)          (1.91)        (0.13)       (0.77)       (0.41)
       Return of capital                                          0.00            0.00          0.00         0.00         0.00
                                                            ----------       ---------     ---------    ---------    ---------
     Total distributions                                         (1.66)          (1.91)        (0.13)       (0.77)       (0.41)
                                                            ----------       ---------     ---------    ---------    ---------
     Net asset value, end of period                         $    32.14       $   30.92     $   20.08    $   19.71    $   13.32
                                                            ==========       =========     =========    =========    =========
     TOTAL RETURN(2)                                              9.59%(3)       65.58%         2.52%       54.15%       37.35%(3)
     RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)               $  826,495       $ 569,201     $ 290,756    $ 174,392    $     889
     Ratio of expenses to average net assets
       before waivers and reimbursements                          1.97%(4)       2.02%          2.15%        2.38%        9.05%(4)
     Ratio of expenses to average net assets
       after waivers and reimbursements                           1.97%(4)       2.02%          2.15%        2.15%        2.15%(4)
     Ratio of net investment income (loss)
       to average net assets                                     (1.12)%(4)     (1.31)%        (1.39)%      (1.46)%      (1.53)%(4)
     Portfolio turnover rate(5)                                 129.79%        168.97%        123.42%      119.62%      149.99%

(1) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.

(2) Does not include sales charges.

(3) Not annualized.

(4) Annualized.

(5) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                    YEAR ENDED:   PERIOD ENDED:           YEAR ENDED:
                                                    -----------   -------------    ---------------------------
                                                                    1/1/2000-                     7/31/1998-
    CLASS C -- PERIOD ENDED:                        10/31/2001    10/31/2000(6)    12/31/1999    12/31/1998(1)
                                                    ----------    -------------    ----------    -------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period            $  32.10      $    30.89       $   20.08     $  19.67
    Income from Investment Operations:
    Net investment income (loss)                                       (0.15)          (0.12)       (0.06)
    Net realized and unrealized gain (loss) on
      investments                                                       3.02           12.84         0.47
                                                                  ----------       ---------     --------
    Total from investment operations                                    2.87           12.72         0.41
    Less distributions:
      Dividends from net investment income                              0.00            0.00         0.00
      Distributions from capital gains                                 (1.66)          (1.91)        0.00
      Return of capital                                                 0.00            0.00         0.00
                                                                  ----------       ---------     --------
    Total distributions                                                (1.66)          (1.91)        0.00
                                                                  ----------       ---------     --------
    Net asset value, end of period                                $    32.10       $   30.89     $  20.08
                                                                  ==========       =========     ========
    TOTAL RETURN(2)                                                     9.56%(4)       65.44%        2.10%(4)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                      $  494,391       $ 191,466     $ 15,231
    Ratio of expenses to average net assets
      before waivers and reimbursements                                 1.99%(5)        2.09%        2.29%(5)
    Ratio of expenses to average net assets after
      waivers and reimbursements                                        1.99%(5)        2.09%        2.15%(5)
    Ratio of net investment income (loss) to
      average net assets                                               (1.14)%(5)      (1.37)%      (1.34)%(5)
    Portfolio turnover rate(3)                                        129.79%         168.97%      123.42%

(1) Class C shares were first offered on July 31, 1998. Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.

(2) Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4) Not annualized.

(5) Annualized.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS L

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



             CLASS L -- PERIOD ENDED:
             PER SHARE OPERATING PERFORMANCE
             Net asset value, beginning of period
             Income from Investment Operations:
             Net investment income (loss)
             Net realized and unrealized gain
               (loss) on investments
             Total from investment operations
             Less distributions:
               Dividends from net investment income
               Distributions from capital gains
               Return of capital
             Total distributions
             Net asset value, end of period
             TOTAL RETURN(2)
             RATIOS AND SUPPLEMENTAL DATA:
             Net assets, end of period (in
               thousands)
             Ratio of expenses to average net
               assets before waivers and
               reimbursements
             Ratio of expenses to average net
               assets after waivers and
               reimbursements
             Ratio of net investment income (loss)
               to average net assets
             Portfolio turnover rate(5)

 FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP VALUE FUND

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                      CLASS A --       LASS B --       CLASS C --
                                                                     PERIOD ENDED:   PERIOD ENDED:    PERIOD ENDED:
                                                                      4/30/2000-      4/30/2000-       4/30/2000-
                                                                     10/31/2000(1)   10/31/2000(1)    10/31/2000(1)
                                                                     -------------   -------------    -------------
                        PER SHARE OPERATING PERFORMANCE
                        Net asset value, beginning of period         $               $                $
                        Income from investment operations:
                        Net investment income (loss)
                        Net realized and unrealized gain (loss) on
                          investments
                        Total from investment operations
                        Less distributions:
                          Dividends from net investment income
                          Distributions from capital gains
                          Return of capital
                        Total distributions
                        Net asset value, end of period               $               $                $
                                                                     =======         =======          =======
                        TOTAL RETURN(2)                                   (5)             (5)              (5)
                        RATIOS AND SUPPLEMENTAL DATA:
                        Net assets, end of period (in thousands)     $               $                $
                        Ratio of expenses to average net assets
                          before waivers and reimbursements               (4)             (4)              (4)
                        Ratio of expenses to average net assets
                          after waivers and reimbursements                (4)             (4)              (4)
                        Ratio of net investment income (loss) to
                          average net assets                              (4)             (4)              (4)
                        Portfolio turnover rate(3)                          %               %                %

(1) The fund became effective and open for investment on April 30, 2001.

(2) Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(4) Annualized.

(5) Not annualized.

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                            YEAR ENDED:   PERIOD ENDED:           YEAR ENDED:
                                                            -----------   -------------    ---------------------------
                                                                            1/1/2000-
            CLASS A -- PERIOD ENDED:                        10/31/2001    10/31/2000(4)    12/31/1999    12/31/1998(1)
                                                            ----------    -------------    ----------    -------------
            PER SHARE OPERATING PERFORMANCE
            Net asset value, beginning of period            $  22.42      $   17.78        $   12.30     $  10.00
            Income from Investment Operations:
            Net investment income (loss)                                      (0.03)           (0.03)       (0.05)
            Net realized and unrealized gain (loss) on
              investments                                                      5.37             6.08         2.35
                                                                         ----------        ---------     --------
            Total from investment operations                                   5.34             6.05         2.30
            Less distributions:
              Dividends from net investment income                             0.00             0.00         0.00
              Distributions from capital gains                                (0.70)           (0.57)        0.00
              Return of capital                                                0.00             0.00         0.00
                                                                         ----------        ---------     --------
            Total distributions                                               (0.70)           (0.57)        0.00
                                                                         ----------        ---------     --------
            Net asset value, end of period                               $    22.42        $   17.78     $  12.30
                                                                         ==========        =========     ========
            TOTAL RETURN(2)                                                   30.50%(6)        50.17%       23.12%
            RATIOS AND SUPPLEMENTAL DATA:
            Net assets, end of period (in thousands)                     $  425,686        $ 118,194     $ 24,294
            Ratio of expenses to average net assets before
              waivers and reimbursements                                       1.48%(5)         1.51%        1.62%
            Ratio of expenses to average net assets after
              waivers and reimbursements                                       1.43%(5)         1.45%        1.45%
            Ratio of net investment income (loss) to
              average net assets                                              (0.80)%(5)       (0.79)%      (0.78)%
            Portfolio turnover rate(3)                                       110.37%          122.52%      139.02%

(1) The Fund was declared effective by the Securities and Exchange Commission on December 31, 1997.

(2) Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4) The Funds' fiscal year end has been changed to October 31st.

(5) Annualized.

(6) Not annualized.

FINANCIAL HIGHLIGHTS

 THE HARTFORD MIDCAP FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                            YEAR ENDED:   PERIOD ENDED:           YEAR ENDED:
                                                            -----------   -------------    ---------------------------
                                                                            1/1/2000-
            CLASS B -- PERIOD ENDED:                        10/31/2001    10/31/2000(4)    12/31/1999    12/31/1998(1)
                                                            ----------    -------------    ----------    -------------
            PER SHARE OPERATING PERFORMANCE
            Net asset value, beginning of period            $  21.96      $    17.54        $  12.22     $  10.00
            Income from Investment Operations:
            Net investment income (loss)                                       (0.07)          (0.03)       (0.10)
            Net realized and unrealized gain (loss) on
              investments                                                       5.19            5.92         2.32
                                                                          ----------        --------     --------
            Total from investment operations                                    5.12            5.89         2.22
            Less distributions:
              Dividends from net investment income                              0.00            0.00         0.00
              Distributions from capital gains                                 (0.70)          (0.57)        0.00
              Return of capital                                                 0.00            0.00         0.00
                                                                          ----------        --------     --------
            Total distributions                                                (0.70)          (0.57)        0.00
                                                                          ----------        --------     --------
            Net asset value, end of period                                $    21.96        $  17.54     $  12.22
                                                                          ==========        ========     ========
            TOTAL RETURN(2)                                                    29.72%(6)       49.10%       22.32%
            RATIOS AND SUPPLEMENTAL DATA:
            Net assets, end of period (in thousands)                      $  185,830        $ 50,301     $  8,403
            Ratio of expenses to average net assets
              before waivers and reimbursements                                 2.15%(5)        2.17%        2.31%
            Ratio of expenses to average net assets
              after waivers and reimbursements                                  2.15%(5)        2.15%        2.15%
            Ratio of net investment income (loss) to
              average net assets                                               (1.52)%(5)      (1.48%)      (1.48)%
            Portfolio turnover rate(3)                                        110.37%         122.52%      139.02%

(1) The Fund was declared effective by the Securities and Exchange Commission on December 31, 1997.

(2) Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4) The Funds' fiscal year end has been changed to October 31st.

(5) Annualized.

(6) Not annualized.

FINANCIAL HIGHLIGHTS

 THE HARTFORD MIDCAP FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                    YEAR ENDED:   PERIOD ENDED:           YEAR ENDED:
                                                    -----------   -------------    ---------------------------
                                                                    1/1/2000-                     7/31/1998-
    CLASS C -- PERIOD ENDED:                        10/31/2001    10/31/2000(6)    12/31/1999    12/31/1998(1)
                                                    ----------    -------------    ----------    -------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period            $  21.96      $    17.53       $  12.21      $  11.23
    Income from Investment Operations:
    Net investment income (loss)                                       (0.10)         (0.04)        (0.03)
    Net realized and unrealized gain (loss) on
      investments                                                       5.23           5.93          1.01
                                                                  ----------       --------      --------
    Total from investment operations                                    5.13           5.89          0.98
    Less distributions:
      Dividends from net investment income                              0.00           0.00          0.00
      Distributions from capital gains                                 (0.70)         (0.57)         0.00
      Return of capital                                                 0.00           0.00          0.00
                                                                  ----------       --------      --------
    Total distributions                                                (0.70)         (0.57)         0.00
                                                                  ----------       --------      --------
    Net asset value, end of period                                $    21.96       $  17.53      $  12.21
                                                                  ==========       ========      ========
    TOTAL RETURN(2)                                                    29.72%(4)      49.22%         8.70%(4)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                      $  217,965       $ 48,310      $  1,077
    Ratio of expenses to average net assets
      before waivers and reimbursements                                 2.14%(5)       2.22%         2.57%(5)
    Ratio of expenses to average net assets
      after waivers and reimbursements                                  2.14%(5)       2.15%         2.15%(5)
    Ratio of net investment income (loss) to
      average net assets                                               (1.51)%(5)     (1.48)%       (1.45)%(5)
    Portfolio turnover rate(3)                                        110.37%        122.52%       139.02%

(1) Class C shares were first offered on July 31, 1998. Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.

(2) Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4) Not annualized.

(5) Annualized.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS L

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


             CLASS L -- PERIOD ENDED:
             PER SHARE OPERATING PERFORMANCE
             Net asset value, beginning of period
             Income from Investment Operations:
             Net investment income (loss)
             Net realized and unrealized gain
               (loss) on investments
             Total from investment operations
             Less distributions:
               Dividends from net investment income
               Distributions from capital gains
               Return of capital
             Total distributions
             Net asset value, end of period
             TOTAL RETURN(2)
             RATIOS AND SUPPLEMENTAL DATA:
             Net assets, end of period (in
               thousands)
             Ratio of expenses to average net
               assets before waivers and
               reimbursements
             Ratio of expenses to average net
               assets after waivers and
               reimbursements
             Ratio of net investment income (loss)
               to average net assets
             Portfolio turnover rate(5)

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS L


The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

             CLASS L -- PERIOD ENDED:
             PER SHARE OPERATING PERFORMANCE
             Net asset value, beginning of period
             Income from Investment Operations:
             Net investment income (loss)
             Net realized and unrealized gain
               (loss) on investments
             Total from investment operations
             Less distributions:
               Dividends from net investment income
               Distributions from capital gains
               Return of capital
             Total distributions
             Net asset value, end of period
             TOTAL RETURN(2)
             RATIOS AND SUPPLEMENTAL DATA:
             Net assets, end of period (in
               thousands)
             Ratio of expenses to average net
               assets before waivers and
               reimbursements
             Ratio of expenses to average net
               assets after waivers and
               reimbursements
             Ratio of net investment income (loss)
               to average net assets
             Portfolio turnover rate(5)

FINANCIAL HIGHLIGHTS

THE HARTFORD STOCK FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                YEAR ENDED:  PERIOD ENDED:                 YEAR ENDED:
                                                -----------  -------------                 -----------
                                                               1/1/2000-                                               7/1/1996-
   CLASS B -- PERIOD ENDED:                     10/31/2001   10/31/2000(6)    12/31/1999    12/31/1998   12/31/1997  12/31/1996(1)
                                                ----------   -------------    ----------    ----------   ----------  -------------
   PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period         $  23.40     $    23.64       $    19.70    $    15.16   $  11.53    $ 10.00
   Income from Investment Operations:
   Net investment income (loss)                                   (0.03)            0.00         (0.01)      0.00       0.02
   Net realized and unrealized gain (loss)
     on investments                                                0.00             4.36          4.75       3.66       1.53
                                                             ----------       ----------    ----------   --------    -------
   Total from investment operations                               (0.03)            4.36          4.74       3.66       1.55
   Less distributions:
     Dividends from net investment income                          0.00             0.00          0.00       0.00       0.00
     Distributions from capital gains                             (0.21)           (0.42)        (0.19)     (0.03)     (0.02)
     Return of capital                                             0.00             0.00         (0.01)      0.00      0.000
                                                             ----------       ----------    -----------  --------    -------
   Total distributions                                            (0.21)           (0.42)        (0.20)     (0.03)     (0.02)
                                                             ----------       ----------    ----------   --------    -------
   Net asset value, end of period                            $    23.40       $    23.64    $    19.70   $  15.16    $ 11.53
                                                             ==========       ==========    ==========   ========    =======
   TOTAL RETURN(2)                                                (0.14)%(3)       22.31%        31.33%     31.78%     15.50%(3)
   RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                  $1,067,970       $  752,763     $ 268,226   $ 65,763    $ 6,273
   Ratio of expenses to average net assets
     before waivers and reimbursements                             1.32%(4)         1.38%         1.49%      1.69%      4.01%(4)
   Ratio of expenses to average net assets
     after waivers and reimbursements                              1.27%(4)         1.33%         1.44%      1.45%      1.45%(4)
   Ratio of net investment income (loss)
     to average net assets                                        (0.19)%(4)       (0.06)%       (0.07)%     0.06%      0.71%(4)
   Portfolio turnover rate(5)                                     37.85%           33.62%        37.03%     42.83%     11.87%

(1) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.

(2) Does not include sales charges.

(3) Not annualized.

(4) Annualized.

(5) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD STOCK FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                YEAR ENDED:  PERIOD ENDED:                 YEAR ENDED:
                                                -----------  -------------                 -----------
                                                               1/1/2000-                                               7/1/1996-
   CLASS B -- PERIOD ENDED:                     10/31/2001   10/31/2000(6)    12/31/1999    12/31/1998   12/31/1997  12/31/1996(1)
                                                ----------   -------------    ----------    ----------   ----------  -------------
   PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period         $  22.69     $    23.06       $  19.36      $   15.01    $  11.50    $ 10.00
   Income from Investment Operations:
   Net investment income (loss)                                   (0.12)         (0.07)         (0.05)      (0.02)      0.00
   Net realized and unrealized gain (loss)
     on investments                                               (0.04)          4.19           4.60        3.56       1.52
                                                             ----------       --------      ---------    --------    -------
   Total from investment operations                               (0.16)          4.12           4.55        3.54       1.52
   Less distributions:
     Dividends from net investment income                          0.00           0.00           0.00        0.00      (0.02)
     Distributions from capital gains                             (0.21)         (0.42)         (0.19)      (0.03)      0.00
     Return of capital                                             0.00           0.00          (0.01)       0.00       0.00
                                                             ----------       --------      ---------    --------    -------
   Total distributions                                            (0.21)         (0.42)         (0.20)      (0.03)     (0.02)
                                                             ----------       --------      ---------    --------    -------
   Net asset value, end of period                            $    22.69       $  23.06      $   19.36    $  15.01    $ 11.50
                                                             ==========       ========      =========    ========    =======
   TOTAL RETURN(2)                                                (0.71)%(3)     21.46%         30.38%      30.82%     15.20%(3)
   RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                  $  578,402       $462,318      $ 185,205    $ 35,294    $ 1,254
   Ratio of expenses to average net assets
     before waivers and reimbursements                             1.99%(4)       2.03%          2.16%       2.38%      7.76%(4)
   Ratio of expenses to average net assets
     after waivers and reimbursements                              1.99%(4)       2.03%          2.15%       2.15%      2.15%(4)
   Ratio of net investment income (loss)
     to average net assets                                        (0.90)%(4)     (0.75)%        (0.77)%     (0.66)%    (0.12)%(4)
   Portfolio turnover rate(5)                                     37.85%         33.62%         37.03%      42.83%     11.87%

(1) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.

(2) Does not include sales charges.

(3) Not annualized.

(4) Annualized.

(5) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD STOCK FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                    YEAR ENDED:   PERIOD ENDED:           YEAR ENDED:
                                                    -----------   -------------    ---------------------------
                                                                    1/1/2000-                     7/31/1998-
    CLASS C -- PERIOD ENDED:                        10/31/2001    10/31/2000(6)    12/31/1999    12/31/1998(1)
                                                    ----------    -------------    ----------    -------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period            $  22.68      $   23.05        $   19.36     $  18.53
    Income from Investment Operations:
    Net investment income (loss)                                      (0.11)           (0.08)       (0.02)
    Net realized and unrealized gain (loss) on
      investments                                                     (0.05)            4.19         1.22
                                                                  ---------        ---------     --------
    Total from investment operations                                  (0.16)            4.11         1.20
    Less distributions:
      Dividends from net investment income                             0.00             0.00         0.00
      Distributions from capital gains                                (0.21)           (0.42)       (0.35)
      Return of capital                                                0.00             0.00        (0.02)
                                                                  ---------        ---------     --------
    Total distributions                                               (0.21)           (0.42)       (0.37)
                                                                  ---------        ---------     --------
    Net asset value, end of period                                $   22.68        $   23.05     $  19.36
                                                                  =========        =========     ========
    TOTAL RETURN(2)                                                   (0.71)%(4)       21.40%        6.60%(4)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                      $ 492,996        $ 305,566     $ 36,039
    Ratio of expenses to average net assets
      before waivers and reimbursements                                1.98%(5)         2.07%        2.24%(5)
    Ratio of expenses to average net assets
      after waivers and reimbursements                                 1.98%(5)         2.07%        2.15%(5)
    Ratio of net investment income (loss) to
      average net assets                                              (0.90)%(5)       (0.78)%      (0.76)%(5)
    Portfolio turnover rate(3)                                        37.85%           33.62%       37.03%

(1) Class C shares were first offered on July 31, 1998. Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.

(2) Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4) Not annualized.

(5) Annualized.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH AND INCOME FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                    YEAR ENDED:   PERIOD ENDED:           YEAR ENDED:
                                                    -----------   -------------    ---------------------------
                                                                    1/1/2000-                    4/30/1998-
    CLASS A -- PERIOD ENDED:                        10/31/2001    10/31/2000(6)    12/31/1999    12/31/1998(1)
                                                    ----------    -------------    ----------    -------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period            $  13.63      $   13.72        $  11.45      $  10.00
    Income from Investment Operations:
    Net investment income (loss)                                      (0.02)           0.01          0.02
    Net realized and unrealized gain (loss)
      on investments                                                   0.04            2.36          1.45
                                                                  ---------        --------      --------
    Total from investment operations                                  (0.02)           2.37          1.47
    Less distributions:
      Dividends from net investment income                             0.00            0.00          0.00
      Distributions from capital gains                                (0.11)          (0.10)         0.00
      Return of capital                                                0.00            0.00         (0.02)
                                                                  ---------        --------      --------
    Total distributions                                               (0.11)          (0.10)        (0.02)
                                                                  ---------        --------      --------
    Net asset value, end of period                                $   13.63        $  13.72      $  11.45
                                                                  =========        ========      ========
    TOTAL RETURN(2)                                                   (0.15)%(4)      20.80%        14.78%(4)
    RATIOS AND SUPPLEMENTAL DATA:
    NET ASSETS, END OF PERIOD (IN THOUSANDS)                      $ 197,176        $ 74,764      $ 11,120
    RATIO OF EXPENSES TO AVERAGE NET ASSETS
      BEFORE WAIVERS AND REIMBURSEMENTS                                1.43%(5)        1.49%         1.63%(5)
    RATIO OF EXPENSES TO AVERAGE NET ASSETS
      AFTER WAIVERS AND REIMBURSEMENTS                                 1.38%(5)        1.44%         1.45%(5)
    RATIO OF NET INVESTMENT  INCOME (LOSS) TO
      AVERAGE NET ASSETS                                              (0.17)%(5)       0.01%         0.23%(5)
    PORTFOLIO TURNOVER RATE(3)                                        62.61%          52.98%        35.10%

(1) The Fund was declared effective by the Securities and Exchange Commission on April 30, 1998.

(2) Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4) Not annualized.

(5) Annualized.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH AND INCOME FUND -- CLASS B


The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                    YEAR ENDED:   PERIOD ENDED:           YEAR ENDED:
                                                                      1/1/2000-                     4/30/1998-
     CLASS B -- PERIOD ENDED:                       10/31/2001    10/31/2000(6)    12/31/1999    12/31/1998(1)

    PER SHARE OPERATING PERFORMANCE
    NET ASSET VALUE, BEGINNING OF PERIOD            $  13.40      $   13.58        $   11.41     $  10.00
    INCOME FROM INVESTMENT OPERATIONS:
    NET INVESTMENT INCOME (LOSS)                                      (0.06)           (0.02)       (0.01)
    NET REALIZED AND UNREALIZED GAIN (LOSS) ON                        (0.01)            2.29         1.43
    INVESTMENTS
    TOTAL FROM INVESTMENT OPERATIONS                                  (0.07)            2.27         1.42
    Less distributions:
      Dividends from net investment income                             0.00             0.00         0.00
      Distributions from capital gains                                (0.11)           (0.10)        0.00
      Return of capital                                                0.00             0.00        (0.01)
                                                                  ---------         --------      -------
    Total distributions                                               (0.11)           (0.10)       (0.01)
                                                                  ---------         --------      -------
    Net asset value, end of period                                $   13.40         $  13.58      $ 11.41
                                                                  =========         ========      =======
    TOTAL RETURN(2)                                                   (0.51)%(4)       20.00%       14.21%(4)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                      $  41,126         $ 20,375      $ 3,538
    Ratio of expenses to average net assets
      before waivers and reimbursements                                2.11%(5)         2.13%        2.32%(5)
    Ratio of expenses to average net assets after
      waivers and reimbursements                                       2.11%(5)         2.13%        2.15%(5)
    Ratio of net investment income (loss) to
      average net assets                                              (0.90)%(5)       (0.68)%      (0.47)%(5)
    Portfolio turnover rate(3)                                        62.61%           52.98%       35.10%

(1) The Fund was declared effective by the Securities and Exchange Commission on April 30, 1998.

(2) Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4) Not annualized.

(5) Annualized.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH AND INCOME FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                    YEAR ENDED:   PERIOD ENDED:           YEAR ENDED:
                                                    -----------   -------------    ---------------------------
                                                                    1/1/2000-                     7/31/1998-
    CLASS C -- PERIOD ENDED:                        10/31/2001    10/31/2000(6)    12/31/1999    12/31/1998(1)
                                                    ----------    -------------    ----------    -------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period            $  13.41      $   13.58        $  11.41      $ 10.14
    Income from Investment Operations:
    Net investment income (loss)                                      (0.06)          (0.03)        0.01
    Net realized and unrealized gain (loss)
      on investments                                                   0.00            2.30         1.29
                                                                  ---------        --------      -------
    Total from investment operations                                  (0.06)           2.27         1.30
    Less distributions:
      Dividends from net investment income                             0.00            0.00         0.00
      Distributions from capital gains                                (0.11)          (0.10)        0.00
      Return of capital                                                0.00            0.00        (0.03)
                                                                  ---------        --------      -------
    Total distributions                                               (0.11)          (0.10)       (0.03)
                                                                  ---------        --------      -------
    Net asset value, end of period                                $   13.41        $  13.58      $ 11.41
                                                                  =========        ========      =======
    TOTAL RETURN(2)                                                   (0.44)%(4)      19.98%       12.80%(4)
    RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)                      $  63,650        $ 29,265      $ 3,726
    Ratio of expenses to average net assets
      before waivers and reimbursements                                2.09%(5)        2.16%        2.38%(5)
    Ratio of expenses to average net assets
      after waivers and reimbursements                                 2.09%(5)        2.15%        2.15%(5)
    Ratio of net investment  income (loss)
      to average net assets                                           (0.88)%(5)      (0.69)%      (0.53)%(5)
    Portfolio turnover rate(3)                                        62.61%          52.98%       35.10%

(1) Class C shares were first offered on July 31, 1998. Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.

(2) Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4) Not annualized.

(5) Annualized.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE FUND

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                       CLASS A --      CLASS B --      CLASS C --
                                                                     PERIOD ENDED:   PERIOD ENDED:    PERIOD ENDED:
                                                                      4/30/2000-      4/30/2000-       4/30/2000-
                                                                     10/31/2000(1)   10/31/2000(1)    10/31/2000(1)
                                                                     -------------   -------------    -------------
                        PER SHARE OPERATING PERFORMANCE
                        Net asset value, beginning of period         $               $                $
                        Income from investment operations:
                        Net investment income (loss)
                        Net realized and unrealized gain (loss) on
                          investments
                        Total from investment operations
                        Less distributions:
                          Dividends from net investment income
                          Distributions from capital gains
                          Return of capital
                        Total distributions
                        Net asset value, end of period               $               $                $
                                                                     =======         =======          =======
                        TOTAL RETURN(2)                                   (5)             (5)              (5)
                        RATIOS AND SUPPLEMENTAL DATA:
                        Net assets, end of period (in thousands)     $               $                $
                        Ratio of expenses to average net assets
                          before waivers and reimbursements               (4)             (4)              (4)
                        Ratio of expenses to average net assets
                          after waivers and reimbursements                (4)             (4)              (4)
                        Ratio of net investment income (loss) to
                          average net assets                              (4)             (4)              (4)
                        Portfolio turnover rate(3)                          %               %                %

(1) The fund became effective and open for investment on April 30, 2001.

(2) Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(4) Annualized.

(5) Not annualized.

FINANCIAL HIGHLIGHTS

THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                YEAR ENDED:  PERIOD ENDED:                 YEAR ENDED:
                                                -----------  -------------                 -----------
                                                               1/1/2000-                                               7/1/1996-
   CLASS A -- PERIOD ENDED:                     10/31/2001   10/31/2000(6)    12/31/1999    12/31/1998   12/31/1997  12/31/1996(1)
                                                ----------   -------------    ----------    ----------   ----------  -------------
   PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period         $  17.78     $   16.85        $  16.62      $   14.72    $  11.45    $  10.00
   Income from Investment Operations:
   Net investment income (loss)                                   0.15            0.15           0.15        0.13        0.07
   Net realized and unrealized gain
     (loss) on investments                                        0.98            0.60           1.97        3.40        1.46
                                                             ---------        --------      ---------    --------    --------
   Total from investment operations                               1.13            0.75           2.12        3.53        1.53
   Less distributions:
     Dividends from net investment income                        (0.12)          (0.17)         (0.15)      (0.12)      (0.06)
     Distributions from capital gains                            (0.08)          (0.35)         (0.07)      (0.14)      (0.02)
     Return of capital                                            0.00            0.00           0.00        0.00        0.00
                                                             ---------        --------      ---------    --------    --------
   Total distributions                                           (0.20)          (0.52)         (0.22)      (0.26)      (0.08)
                                                             ---------        --------      ---------    --------    --------
   Net asset value, end of period                            $   17.78        $  16.85      $   16.62    $  14.72    $  11.45
                                                             =========        ========      =========    ========    ========
   TOTAL RETURN(2)                                                6.77%(3)        4.57%         14.47%      30.99%      15.29%(3)
   RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                  $ 294,903        $242,054      $ 182,495    $ 67,861    $  6,083
   Ratio of expenses to average net assets
     before waivers and reimbursements                            1.36%(4)        1.38%          1.43%       1.64%       4.17%(4)
   Ratio of expenses to average net assets
     after waivers and reimbursements                             1.31%(4)        1.33%          1.38%       1.40%       1.40%(4)
   Ratio of net investment income
     (loss) to average net assets                                 0.99%(4)        0.94%          1.08%       1.42%       1.95%(4)
   Portfolio turnover rate(5)                                    56.24%          50.21%         46.43%      28.75%      29.80%

(1) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.

(2) Does not include sales charges.

(3) Not annualized.

(4) Annualized.

(5) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.




                                            YEAR ENDED: PERIOD ENDED:                YEAR ENDED:
                                            ----------- -------------                -----------
                                                          1/1/2000-                                                  7/1/1996-
CLASS B -- PERIOD ENDED:                    10/31/2001  10/31/2000(6)   12/31/1999    12/31/1998     12/31/1997    12/31/1996(1)
                                            ----------  -------------   -----------   -----------    -----------   -------------

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period        $    17.60  $     16.69      $     16.47   $     14.61    $     11.40   $     10.00
Income from Investment Operations:
Net investment income (loss)                                   0.04             0.04          0.06           0.13          0.01
Net realized and unrealized gain
  (loss) on investments                                        0.98             0.58          1.92           3.30          1.48
                                                        -----------      -----------   -----------    -----------   -----------
Total from investment operations                               1.02             0.62          1.98           3.43          1.49
Less distributions:
  Dividends from net investment
    income                                                    (0.04)           (0.05)        (0.05)         (0.08)        (0.07)
  Distributions from capital gains                            (0.08)           (0.35)        (0.07)         (0.14)        (0.02)
  Return of capital                                            0.00             0.00          0.00           0.00          0.00
                                                        -----------      -----------   -----------    -----------   -----------
Total distributions                                           (0.11)           (0.40)        (0.12)         (0.22)        (0.09)
                                                        -----------      -----------   -----------    -----------   -----------
Net asset value, end of period                          $     17.60      $     16.69   $     16.47    $     14.61   $     11.40
                                                        ===========      ===========   ===========    ===========   ===========
TOTAL RETURN(2)                                                6.17%(3)         3.82%        13.62%         30.20%        14.82%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $   118,936      $   121,977   $   108,344    $    33,730   $    33,741
Ratio of expenses to average net assets
  before waivers and reimbursements                            2.03%(4)         2.02%         2.10%          2.34%        12.97%(4)
Ratio of  expenses  to average net assets
  after waivers and reimbursements                             2.03%(4)         2.02%         2.10%          2.10%         2.10%(4)
Ratio of net investment income
  (loss) to average net assets                                 0.27%(4)         0.25%         0.39%          0.69%         0.82%(4)
Portfolio turnover rate(5)                                    56.24%           50.21%        46.43%         28.75%        29.80%



(1) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.

(2) Does not include sales charges.

(3) Not annualized.

(4) Annualized.

(5) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.




                                                           YEAR ENDED:  PERIOD ENDED:                   YEAR ENDED:
                                                           -----------  -------------          --------------------------------
                                                                          1/1/2000-                                 7/31/1998-
CLASS C -- PERIOD ENDED:                                   10/31/2001   10/31/2000(6)           12/31/1999        12/31/1998(1)
                                                           ----------   -------------          ------------       -------------

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $    17.57   $      16.67          $      16.48       $      15.94
Income from Investment Operations:
Net investment income (loss)                                                    0.07                  0.04               0.05
Net realized and unrealized gain (loss) on investments                          0.95                  0.58               0.70
                                                                        ------------          ------------       ------------
Total from investment operations                                                1.02                  0.62               0.75
Less distributions:
  Dividends from net investment income                                         (0.04)                (0.08)             (0.10)
  Distributions from capital gains                                             (0.08)                (0.35)             (0.11)
  Return of capital                                                             0.00                  0.00               0.00
                                                                        ------------          ------------       ------------
Total distributions                                                            (0.12)                (0.43)             (0.21)
                                                                        ------------          ------------       ------------
Net asset value, end of period                                          $      17.57          $      16.67       $      16.48
                                                                        ============          ============       ============
TOTAL RETURN(2)                                                                 6.17%(4)              3.76%              4.82%(4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                $     63,503          $     42,869       $      9,682
Ratio of expenses to average net assets before waivers and
  reimbursements                                                                2.03%(5)              2.07%              2.20%(5)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                                2.03%(5)              2.07%              2.10%(5)
Ratio of net investment income (loss) to average net assets                     0.27%(5)              0.21%              0.23%(5)
Portfolio turnover rate(3)                                                     56.24%                50.21%             46.43%



(1) Class C shares were first offered on July 31, 1998. Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.

(2) Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4) Not annualized.

(5) Annualized.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD ADVISERS FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



                                          YEAR ENDED:  PERIOD ENDED:                   YEAR ENDED:
                                          -----------  -------------                   -----------
                                                         1/1/2000-                                                     7/1/1996-
CLASS A -- PERIOD ENDED:                  10/31/2001   10/31/2000(6)    12/31/1999     12/31/1998     12/31/1997   12/31/1996(1)
                                          ----------   -------------    ----------     ----------     ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $     17.07   $     17.02     $     15.71    $     13.41    $     11.08     $  10.00
Income from Investment Operations:
Net investment income (loss)                                   0.24            0.27           0.23           0.16         0.09
Net realized and unrealized gain (loss)
  on investments                                               0.19            1.60           2.58           2.41         1.07
                                                        -----------     -----------    -----------    -----------     --------
Total from investment operations                               0.43            1.87           2.81           2.57         1.16
Less distributions:
  Dividends from net investment income                        (0.22)          (0.25)         (0.25)         (0.17)       (0.08)
  Distributions from capital gains                            (0.16)          (0.31)         (0.26)         (0.07)        0.00
  Return of capital                                            0.00            0.00           0.00           0.00         0.00
                                                        -----------     -----------    -----------    -----------     --------
Total distributions                                           (0.38)          (0.56)         (0.51)         (0.24)       (0.08)
                                                        -----------     -----------    -----------    -----------     --------
Net asset value, end of period                          $     17.07     $     17.02    $     15.71    $     13.41     $  11.08
                                                        ===========     ===========    ===========    ===========     ========
TOTAL RETURN(2)                                                2.52%(3)       12.08%         21.09%         23.30%       11.56%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in                           $   893,954     $   693,136    $   316,435    $    98,633     $ 14,347
 thousands)
Ratio of expenses to average net
 assets before waivers and reimbursements                      1.26%(4)        1.31%          1.43%          1.60%        2.99%(4)
Ratio of expenses to average net
 assets after waivers and reimbursements                       1.21%(4)        1.26%          1.38%          1.40%        1.40%(4)
Ratio of net investment income
 (loss) to average net assets                                  1.76%(4)        1.72%          1.67%          1.54%        2.13%(4)
Portfolio turnover rate(5)                                    38.37%          34.63%         40.24%         38.62%

(1) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.

(2)    Does not include sales charges.

(3)    Not annualized.

(4)    Annualized.

(5) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6)    The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD ADVISERS FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                         YEAR ENDED:   PERIOD ENDED:                           YEAR ENDED:
                                         -----------   -------------                  --------------------------
                                                       1/1/2000-                                                        7/1/1996-
CLASS B -- PERIOD ENDED:                 10/31/2001  10/31/2000(6)     12/31/1999      12/31/1998     12/31/1997      12/31/1996(1)
                                         ----------- -------------    -----------     -----------     ----------      -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period     $   16.90   $     16.87      $     15.59     $     13.33     $     11.05       $  10.00
Income from Investment Operations:
Net investment income (loss)                                0.15             0.16            0.15            0.16           0.02
Net realized and unrealized gain (loss)
  on investments                                            0.17             1.58            2.54            2.31           1.11
                                                     -----------      -----------     -----------     -----------       --------
Total from investment operations                            0.32             1.74            2.69            2.47           1.13
Less distributions:
 Dividends from net investment income                      (0.13)           (0.15)          (0.17)          (0.12)         (0.08)
 Distributions from capital gains                          (0.16)           (0.31)          (0.26)          (0.07)          0.00
 Return of capital                                          0.00             0.00            0.00            0.00           0.00
                                                     -----------      -----------     -----------     -----------       --------
Total distributions                                        (0.29)           (0.46)          (0.43)          (0.19)         (0.08)
                                                     -----------      -----------     -----------     -----------       --------
Net asset value, end of period                       $     16.90         $  16.87     $     15.59     $     13.33    $     11.05
                                                     ===========      ===========     ===========     ===========       ========
TOTAL RETURN(2)                                             1.89%(3)        11.29%          20.27%          22.44%         11.28%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)             $   631,930      $   555,338     $   237,959     $    39,334    $     1,499
Ratio of expenses to average net assets
  before waivers and reimbursements                         1.92%(4)         1.97%           2.11%           2.31%          6.71%(4)
Ratio of expenses to average net assets
  after waivers and reimbursements                          1.92%(4)         1.97%           2.10%           2.10%          2.10%(4)
Ratio of net investment income (loss)
  to average net assets                                     1.05%(4)         1.00%           0.98%           0.80%          1.24%(4)
Portfolio turnover rate(5)                                 38.37%           34.63%          40.24%          38.62%         19.75%


(1) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996

(2)  Does not include sales charges.

(3)  Not annualized.

(4)  Annualized.

(5) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD ADVISERS FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                              YEAR ENDED:    PERIOD ENDED:           YEAR ENDED:
                                              -----------    -------------    ---------------------------
                                                               1/1/2000-                     7/31/1998-
CLASS C -- PERIOD ENDED:                      10/31/2001     10/31/2000(6)    12/31/1999    12/31/1998(1)
                                              ----------     -------------    ----------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $    17.05     $    17.02       $   15.73     $  15.56
Income from Investment Operations:
Net investment income (loss)                                       0.15            0.17         0.16
Net realized and unrealized gain (loss) on
  investments                                                      0.17            1.58         0.64
                                                             ----------       ---------     --------
Total from investment operations                                   0.32            1.75         0.80
Less distributions:
  Dividends from net investment income                            (0.13)          (0.15)       (0.22)
  Distributions from capital gains                                (0.16)          (0.31)       (0.40)
  Return of capital                                                0.00            0.00         0.00
                                                             ----------       ---------     --------
Total distributions                                               (0.29)          (0.46)       (0.62)
                                                             ----------       ---------     --------
Net asset value, end of period                               $    17.05       $   17.02     $  15.73
                                                             ==========       =========     ========
TOTAL RETURN(2)                                                    1.89%(4)       11.29%        5.25%(4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $  432,171       $ 323,631     $ 54,907
Ratio of expenses to average net assets before
  waivers and reimbursements                                       1.92%(5)        1.99%        2.18%(5)
Ratio of expenses to average net assets after
  waivers and reimbursements                                       1.92%(5)        1.99%        2.10%(5)
Ratio of net investment income (loss) to
  average net assets                                               1.05%(5)        0.99%        1.06%(5)
Portfolio turnover rate(3)                                        38.37%          34.63%       40.24%

(1) Class C shares were first offered on July 31, 1998. Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.

(2)  Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4)  Not annualized.

(5)  Annualized.

(6)  The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD HIGH YIELD FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                             YEAR ENDED:    PERIOD ENDED:        YEAR ENDED:
                                             -----------    -------------   --------------------------
                                                              1/1/2000-                   9/30/1998-
CLASS A -- PERIOD ENDED:                     10/31/2001     10/31/2000(6)   12/31/1999   12/31/1998(1)
                                             ----------     ------------    ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $    9.06      $    9.75        $  10.15      $ 10.00
Income from Investment Operations:
Net investment income (loss)                                      0.66            0.75         0.19
Net realized and unrealized gain (loss) on
  investments                                                    (0.69)          (0.40)        0.13
                                                             ---------        --------      -------
Total from investment operations                                 (0.03)           0.35         0.32
Less distributions:
  Dividends from net investment income                           (0.66)          (0.75)       (0.17)
  Distributions from capital gains                                0.00            0.00         0.00
  Return of capital                                               0.00            0.00         0.00
                                                             ---------        --------      -------
Total distributions                                              (0.66)          (0.75)       (0.17)
                                                             ---------        --------      -------
Net asset value, end of period                               $    9.06        $   9.75      $ 10.15
                                                             =========        ========      =======
TOTAL RETURN(2)                                                  (0.35%)(4)       3.47%        3.33%(4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $  23,214        $ 17,465      $ 8,507
Ratio of expenses to average net assets before
  waivers and reimbursements                                      1.38%(5)        1.41%        1.58%(5)
Ratio of expenses to average net assets after
  waivers and reimbursements                                      1.33%(5)        1.36%        1.40%(5)
Ratio of net investment income (loss) to average
  net assets                                                      8.55%(5)        7.74%        7.06%(5)
Portfolio turnover rate(3)                                       57.19%          52.96%       10.85%

(1) The Fund was declared effective by the Securities and Exchange Commission on September 30, 1998.

(2) Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4) Not annualized.

(5) Annualized.

(6) The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD HIGH YIELD FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                YEAR ENDED:           PERIOD ENDED:               YEAR ENDED:
                                                -----------           -------------      ----------------------------------
                                                                        1/1/2000-                              9/30/1998-
CLASS B -- PERIOD ENDED:                        10/31/2001            10/31/2000(6)      12/31/1999           12/31/1998(1)
                                                ----------            -------------      ----------           -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $    9.054            $     9.74         $    10.14            $ 10.00
Income from Investment Operations:
Net investment income (loss)                                                0.62               0.68               0.16
Net realized and unrealized gain (loss)
 on investments                                                            (0.71)             (0.40)              0.14
                                                                      ----------         ----------            -------
Total from investment operations                                           (0.09)              0.28               0.30
Less distributions:
  Dividends from net investment income                                     (0.60)             (0.68)             (0.16)
  Distributions from capital gains                                          0.00               0.00               0.00
  Return of capital                                                         0.00               0.00               0.00
                                                                      ----------         ----------            -------
Total distributions                                                        (0.60)             (0.68)             (0.16)
                                                                      ----------         ----------            -------
Net asset value, end of period                                        $     9.05            $  9.74         $    10.14
                                                                      ==========         ==========            =======
TOTAL RETURN(2)                                                            (0.92%)(4)          2.80%              3.09%(4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                              $    7,929         $    7,436         $    2,322
Ratio of expenses to average net assets
 before waivers and reimbursements                                          2.04%(5)           2.08%              2.31%(5)
Ratio of expenses to average net assets
 after waivers and reimbursements                                           2.04%(5)           2.08%              2.10%(5)
Ratio of net investment  income (loss) to
 average net assets                                                         7.84%(5)           7.03%              6.50%(5)
Portfolio turnover rate(3)                                                 57.19%             52.96%             10.85%

(1) The Fund was declared effective by the Securities and Exchange Commission on September 30, 1998.

(2)  Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4)  Not annualized.

(5)  Annualized.

(6)  The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD HIGH YIELD FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                 YEAR ENDED:         PERIOD ENDED:              YEAR ENDED:
                                                 -----------         -------------     -------------------------------
                                                                       1/1/2000-                          9/30/1998-
CLASS C -- PERIOD ENDED:                         10/31/2001          10/31/2000(6)     12/31/1999        12/31/1998(1)
                                                 ----------          -------------     ----------        -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $    9.05            $    9.74         $   10.14            $   10.00
Income from Investment Operations:
Net investment income (loss)                                               0.61              0.68                 0.16
Net realized and unrealized gain (loss) on
  investments                                                             (0.70)            (0.40)                0.14
                                                                      ---------        ---------             ---------
Total from investment operations                                          (0.09)             0.28                 0.30
Less distributions:
  Dividends from net investment income                                    (0.60)            (0.68)               (0.16)
  Distributions from capital gains                                         0.00              0.00                 0.00
  Return of capital                                                        0.00              0.00                 0.00
                                                                      ---------         ---------            ---------
Total distributions                                                       (0.60)            (0.68)               (0.16)
                                                                      ---------         ---------            ---------
Net asset value, end of period                                        $    9.05          $   9.74            $   10.14
                                                                      =========         =========            =========
TOTAL RETURN(2)                                                           (0.90%)(4)         2.81%                3.08%(4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                              $   9,534         $   8,573            $   2,278
Ratio of expenses to average net assets
 before waivers and reimbursements                                         2.04%(5)          2.09%                2.31%(5)
Ratio of expenses to average  net assets
 after waivers and reimbursements                                          2.04%(5)          2.09%                2.10%(5)
Ratio of net investment income (loss) to
 average net assets                                                        7.83%(5)          7.01%                6.49%(5)
Portfolio turnover rate(3)                                                57.19%            52.96%               10.85%

(1) The Fund was declared effective by the Securities and Exchange Commission on September 30, 1998.

(2)  Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4)  Not annualized.

(5)  Annualized.

(6)  The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS E

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



CLASS E -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
Income from Investment Operations:
Net investment income (loss)
Net realized and unrealized gain
  (loss) on investments
Total from investment operations
Less distributions:
  Dividends from net investment income
  Distributions from capital gains
  Return of capital
Total distributions
Net asset value, end of period
TOTAL RETURN(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)
Ratio of expenses to average net
  assets before waivers and
  reimbursements
Ratio of expenses to average net
  assets after waivers and
  reimbursements
Ratio of net investment income (loss)
  to average net assets
Portfolio turnover rate(5)

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS E

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



CLASS E -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
Income from Investment Operations:
Net investment income (loss)
Net realized and unrealized gain
  (loss) on investments
Total from investment operations
Less distributions:
  Dividends from net investment income
  Distributions from capital gains
  Return of capital
Total distributions
Net asset value, end of period
TOTAL RETURN(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)
Ratio of expenses to average net
  assets before waivers and
  reimbursements
Ratio of expenses to average net
  assets after waivers and
  reimbursements
Ratio of net investment income (loss)
  to average net assets
Portfolio turnover rate(5)

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS E


The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



CLASS E -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
Income from Investment Operations:
Net investment income (loss)
Net realized and unrealized gain
  (loss) on investments
Total from investment operations
Less distributions:
  Dividends from net investment income
  Distributions from capital gains
  Return of capital
Total distributions
Net asset value, end of period
TOTAL RETURN(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)
Ratio of expenses to average net
  assets before waivers and
  reimbursements
Ratio of expenses to average net
  assets after waivers and
  reimbursements
Ratio of net investment income (loss)
  to average net assets
Portfolio turnover rate(5)

FINANCIAL HIGHLIGHTS

THE HARTFORD BOND INCOME STRATEGY FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                          YEAR ENDED:  PERIOD ENDED:                    YEAR ENDED:
                                          -----------  -------------   --------------------------------------------
                                                         1/1/2000-                                                    7/1/1996-
CLASS A -- PERIOD ENDED:                  10/31/2001   10/31/2000(6)   12/31/1999       12/31/1998       12/31/1997   12/31/1996(1)
                                          ----------   -------------   ----------       ----------       ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $    10.14   $     9.93      $    10.76       $    10.61       $    10.26      $ 10.00
Income from Investment Operations:
Net investment income (loss)                                 0.50            0.54             0.54             0.57         0.26
Net realized and unrealized gain
  (loss) on investments                                      0.19           (0.83)            0.23             0.50         0.31
                                                       ----------      ----------       ----------       ----------      -------
Total from investment operations                             0.69           (0.29)            0.77             1.07         0.57
Less distributions:
  Dividends from net investment income                      (0.48)          (0.52)           (0.54)           (0.56)       (0.25)
  Distributions from capital gains                           0.00           (0.02)           (0.08)           (0.16)       (0.06)
  Return of capital                                          0.00            0.00             0.00             0.00         0.00
                                                       ----------      ----------       ----------       ----------      --------
Total distributions                                         (0.48)          (0.54)           (0.62)           (0.72)       (0.31)
                                                       ----------      ----------       ----------       ----------      --------
Net asset value, end of period                         $    10.14      $     9.93       $    10.76       $    10.61      $ 10.26
                                                       ==========      ==========       ==========       ==========      ========
TOTAL RETURN(2)                                              7.17%(3)       (2.71%)           7.48%           10.80%        5.73%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)               $   37,290      $   57,320       $   47,143       $   28,589      $10,925
Ratio of expenses to average net
  assets before waivers and reimbursements                   1.29%(4)        1.29%            1.32%            1.49%        2.77%(4)
Ratio of expenses to average net
  assets after waivers and reimbursements                    1.24%(4)        1.24%            1.25%            1.25%        1.25%(4)
Ratio of net investment income (loss)
  to average net assets                                      5.88%(4)        5.32%            5.04%            5.59%        5.72%(4)
Portfolio turnover rate(5)                                 139.94%         113.37%          135.01%          220.45%       75.52%


(1) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.

(2)  Does not include sales charges.

(3)  Not annualized.

(4)  Annualized.

(5) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6)  The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD BOND INCOME STRATEGY FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                      YEAR ENDED:  PERIOD ENDED:                 YEAR ENDED:
                                      ----------   -------------   -----------------------------------------
                                                     1/1/2000-                                                        7/1/1996-
CLASS B -- PERIOD ENDED:              10/31/2001   10/31/2000(6)   12/31/1999      12/31/1998    12/31/1997         12/31/1996(1)
                                      ----------   -------------   ------------    -----------   ------------      --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period  $   10.10    $     9.90        $    10.72     $    10.58     $    10.25      $    10.00
Income from Investment Operations:
Net investment income (loss)                             0.43              0.47           0.47           0.53            0.20
Net realized and unrealized gain
  (loss) on investments                                  0.20             (0.82)          0.22           0.46            0.34
                                                   ----------        ----------     ----------     ----------      ----------
Total from investment operations                         0.63             (0.35)          0.69           0.99            0.54
Less distributions:
  Dividends from net investment income                  (0.43)            (0.45)         (0.47)         (0.50)          (0.23)
  Distributions from capital gains                       0.00             (0.02)         (0.08)         (0.16)          (0.06)
  Return of capital                                      0.00              0.00           0.00           0.00            0.00
                                                   ----------        ----------     ----------     ----------      ----------
Total distributions                                     (0.43)            (0.47)         (0.55)         (0.66)          (0.29)
                                                   ----------        ----------     ----------     ----------      ----------
Net asset value, end of period                     $    10.10        $     9.90     $    10.72     $    10.58      $    10.25
                                                   ==========        ==========     ==========     ==========      ==========
TOTAL RETURN(2)                                          6.48%(3)         (3.30%)         6.70%          9.96%           5.38%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)           $   22,197        $   21,442     $   16,772     $    5,745      $      124
Ratio of expenses to average net
  assets before waivers and reimbursements               1.95%(4)          1.94%          2.01%          2.19%          22.36%(4)
Ratio of expenses to average net
  assets after waivers and reimbursements                1.95%(4)          1.94%          1.95%          1.95%           1.95%(4)
Ratio of net investment income (loss)
  to average net assets                                  5.17%(4)          4.62%          4.32%          4.85%           5.22%(4)
Portfolio turnover rate(5)                             139.94%           113.37%        135.01%        220.45%          75.52%

(1) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.

(2)  Does not include sales charges.

(3)  Not annualized.

(4)  Annualized.

(5) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6)  The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

 THE HARTFORD BOND INCOME STRATEGY FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                       YEAR ENDED:           PERIOD ENDED:             YEAR ENDED:
                                                       -----------           -------------     ----------------------------------
                                                                               1/1/2000-                             7/31/1998-
CLASS C -- PERIOD ENDED:                               10/31/2001            10/31/2000(6)     12/31/1999           12/31/1998(1)
                                                       ----------            -------------     ----------           -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $    10.14            $     9.93         $    10.76            $    10.70
Income from Investment Operations:
Net investment income (loss)                                                       0.44               0.47                  0.19
Net realized and unrealized gain (loss) on
  investments                                                                      0.20              (0.82)                 0.15
                                                                             ----------         ----------            ----------
Total from investment operations                                                   0.64              (0.35)                 0.34
Less distributions:
  Dividends from net investment income                                            (0.43)             (0.46)                (0.21)
  Distributions from capital gains                                                 0.00              (0.02)                (0.07)
  Return of capital                                                                0.00               0.00                  0.00
                                                                             ----------         ----------            ----------
Total distributions                                                               (0.43)             (0.48)                (0.28)
                                                                             ----------         ----------            ----------
Net asset value, end of period                                               $    10.14            $  9.93            $    10.76
                                                                             ==========         ==========            ==========
TOTAL RETURN(2)                                                                    6.55%(4)          (3.36%)                3.19%(4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                     $   16,886         $   18,136            $    5,420
Ratio of expenses to average net assets
  before waivers and reimbursements                                                1.94%(5)           1.97%                 2.13%(5)
Ratio of expenses to average net assets after
  waivers and reimbursements                                                       1.94%(5)           1.95%                 1.95%(5)
Ratio of net investment income (loss) to average
  net assets                                                                       5.18%(5)           4.62%                 4.13%(5)
Portfolio turnover rate(3)                                                       139.94%            113.37%               135.01%

(1) Class C shares were first offered on July 31, 1998. Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.

(2)  Does not include sales charges.

(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4)  Not annualized.

(5)  Annualized.

(6)  The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

 THE HARTFORD MONEY MARKET FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                             YEAR ENDED:  PERIOD ENDED:              YEAR ENDED:
                                             -----------  -------------   -----------------------------------
                                                            1/1/2000-                                             7/1/1996-
CLASS A -- PERIOD ENDED:                     10/31/2001   10/31/2000(5)   12/31/1999  12/31/1998    12/31/1997  12/31/1996(1)
                                             ----------   -------------   ---------- -----------   -----------  -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $   1.00     $     1.00      $    1.00   $     1.00   $     1.00   $     1.00
Income from Investment Operations:
Net investment income (loss)                                    0.04           0.04         0.50         0.05         0.02
Net realized and unrealized gain
  (loss) on investments                                         0.00           0.00         0.00         0.00         0.00
                                                          ----------      ---------   ----------   ----------   ----------
Total from investment operations                                0.04           0.04         0.50         0.05         0.02
Less distributions:
  Dividends from net investment income                         (0.04)         (0.04)       (0.50)       (0.05)       (0.02)
  Distributions from capital gains                              0.00           0.00         0.00         0.00         0.00
  Return of capital                                             0.00           0.00         0.00         0.00         0.00
                                                          ----------      ---------   ----------   ----------   ----------
Total distributions                                            (0.04)         (0.04)       (0.50)       (0.05)       (0.02)
                                                          ----------      ---------   ----------   ----------   ----------
Net asset value, end of period                            $     1.00      $    1.00   $     1.00   $     1.00   $     1.00
                                                          ==========      =========   ==========   ==========   ==========
TOTAL RETURN(2)                                                 4.54%(3)       4.32%        4.69%        4.73%        2.01%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                                              $   43,897      $  44,663   $   29,424   $   22,578   $   10,754
Ratio of expenses to average net
  assets before waivers and reimbursements                      1.20%(4)       1.15%        1.25%        1.28%        2.75%(4)
Ratio of expenses to average net
  assets after waivers and reimbursements                       1.00%(4)       1.00%        1.00%        1.00%        1.00%(4)
Ratio of net investment income
  (loss) to average net assets                                  5.35%(4)       4.25%        4.57%        4.67%        4.49%(4)
Portfolio turnover rate                                          N/A            N/A          N/A          N/A          N/A

(1) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.

(2)  Does not include sales charges.

(3)  Not annualized.

(4)  Annualized.

(5)  The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

 THE HARTFORD MONEY MARKET FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                            YEAR ENDED:   PERIOD ENDED:                 YEAR ENDED:
                                            ----------    -------------   --------------------------------------
                                                            1/1/2000-                               8/22/1997-
CLASS B -- PERIOD ENDED:                    10/31/2001    10/31/2000(5)   12/31/1999  12/31/1998   12/31/1997(1)
                                            ----------    -------------   ----------  ----------   -------------

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period        $   1.00       $   1.00        $   1.00    $    1.00     $     1.00

Income from Investment Operations:
Net investment income (loss)                                   0.04            0.04         0.04           0.01
Net realized and unrealized gain (loss)
on investments                                                 0.00            0.00         0.00           0.00
                                                           --------        --------    ---------     ----------
Total from investment operations                               0.04            0.04         0.04           0.01
Less distributions:
  Dividends from net investment income                        (0.04)          (0.04)       (0.04)         (0.01)
  Distributions from capital gains                             0.00            0.00         0.00           0.00
  Return of capital                                            0.00            0.00         0.00           0.00
                                                           --------        --------    ---------     ----------
Total distributions                                           (0.04)          (0.04)       (0.04)         (0.01)
                                                           --------        --------    ---------     ----------
Net asset value, end of period                             $   1.00        $   1.00    $    1.00     $     1.00
                                                           ========        ========    =========     ==========
TOTAL RETURN(2)                                                3.94%(3)        3.59%        3.97%          1.45%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $ 14,974        $ 25,762    $  11,936     $    4,449
Ratio of expenses to average net assets
  before waivers and reimbursements                            1.85%(4)        1.81%        1.86%          3.63%(4)
Ratio of expenses to average net assets
  after waivers and reimbursements                             1.70%(4)        1.70%        1.70%          1.70%(4)
Ratio of net investment  income (loss) to
  average net assets                                           4.65%(4)        3.55%        3.83%          3.92%(4)
Portfolio turnover rate                                         N/A             N/A          N/A            N/A

(1)  Class B shares were first offered on August 22, 1997.

(2)  Does not include sales charges.

(3)  Not annualized.

(4)  Annualized.

(5)  The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

 THE HARTFORD MONEY MARKET FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                           YEAR ENDED:   PERIOD ENDED:        YEAR ENDED:
                                           -----------   -------------   --------------------------
                                                           1/1/2000-                    7/31/1998-
CLASS C -- PERIOD ENDED:                   10/31/2001    10/31/2000(5)   12/31/1999    12/31/1998(1)
                                           ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $   1.00      $    1.00       $    1.00         $    1.00
Income from Investment Operations:
Net investment income (loss)                                  0.04            0.04              0.02
Net realized and unrealized gain (loss)
on investments                                                0.00            0.00              0.00
                                                         ---------       ---------         ---------
Total from investment operations                              0.04            0.04              0.02
Less distributions:
  Dividends from net investment income                       (0.04)          (0.04)            (0.02)
  Distributions from capital gains                            0.00            0.00              0.00
  Return of capital                                           0.00            0.00              0.00
                                                         ---------       ---------         ---------
Total distributions                                          (0.04)          (0.04)            (0.02)
                                                         ---------       ---------         ---------
Net asset value, end of period                           $    1.00       $    1.00         $    1.00
                                                         =========       =========         =========
TOTAL RETURN(2)                                               3.93%(3)        3.59%             1.58%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $   6,842       $   9,904         $   1,203
Ratio of expenses to average net assets
 before waivers and reimbursements                            1.85%(4)        1.84%             2.02%(4)
Ratio of  expenses to average net assets
 after waivers and reimbursements                             1.70%(4)        1.70%             1.70%(4)
Ratio of net  investment  income  (loss)
 to average net assets                                        4.65%(4)        3.56%             3.57%(4)
Portfolio turnover rate                                        N/A             N/A               N/A

(1) Class C shares were first offered on July 31, 1998. Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.

(2)  Does not include sales charges.

(3)  Not annualized.

(4)  Annualized.

(5)  The Funds' fiscal year end has been changed to October 31st.

                         PRIVACY POLICY AND PRACTICES OF
                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                        AND ITS AFFILIATES (THE HARTFORD)

              Applicable to The Hartford's United States Customers

WE AT THE HARTFORD value our customers' trust and are committed to the responsible management, use and protection of personal information. All insurance companies must collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection and disclosure of personal information.

         1) Personal information, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes personal financial information such as credit history, income, financial benefits, policy or claim information. It also includes personal health information such as individual medical records or information about an illness, disability or injury.

         2) We collect personal information to support our normal business operations. We may obtain personal information directly from the customer, from customer-related transactions and from third parties, such as a consumer reporting agency. Personal information such as name, address, income, payment history or credit history are gathered from sources such as applications, transactions and consumer reports.

         3) The Hartford's employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

         4) We may share personal financial information with our affiliates, such as insurance companies, banks, agents, brokerage firms and administrators.

         5) To service our customers and administer our business, we may also share information with unaffiliated third parties, including agents, brokerage firms, insurance companies, administrators and service providers and as otherwise permitted or required by law. In addition, we may share personal financial information with other unaffiliated third parties who are assisting us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

            PRIOR TO SHARING PERSONAL FINANCIAL INFORMATION WITH UNAFFILIATED THIRD PARTIES, EXCEPT AS DESCRIBED IN THIS POLICY, WE WILL GIVE AFFECTED CUSTOMERS AN OPPORTUNITY TO DIRECT THAT SUCH INFORMATION NOT BE DISCLOSED.

         6) We may disclose personal health information with proper written authorization or as otherwise permitted or required by law.

         7) We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include locked files, user authentication, encryption, firewall technology and the use of detection software.

            We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

         8) We will continue to follow this policy regarding personal information even when a customer relationship no longer exists.


The Hartford will notify customers of our Privacy Policy at the inception of our business relationship and annually thereafter. The Privacy Policy is subject to change at any time. We will notify customers of any modifications at least annually.

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Fund Family:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report and/or the SAI or for shareholder inquiries, please contact the funds at:

BY MAIL:

The Hartford Fund Family
P.O. Box 64387
St. Paul, MN 55164-0387

BY PHONE:

1-888-843-7824

ON THE INTERNET:

www.thehartfordmutualfunds.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-800-732-0330.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

ON THE INTERNET OR BY E-MAIL:

Internet: www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.






SEC FILE NUMBERS:
    The Hartford Mutual Funds, Inc.             811-07589
    Hartford-Fortis Series Fund, Inc.           811-00558

                            THE HARTFORD FUND FAMILY




                                                 CLASS Y SHARES

                                                 PROSPECTUS
                                                 FEBRUARY     , 2002


AS WITH ALL MUTUAL FUNDS, THE          THE HARTFORD RESEARCH FUNDS
SECURITIES AND EXCHANGE COMMISSION     The Hartford Global Communications Fund
HAS NOT APPROVED OR DISAPPROVED        The Hartford Global Financial Services Fund
THESE SECURITIES OR PASSED UPON        The Hartford Global Health Fund
THE ADEQUACY OF THIS PROSPECTUS.       The Hartford Global Technology Fund
ANY REPRESENTATION TO THE CONTRARY     THE HARTFORD GLOBAL/INTERNATIONAL FUNDS
IS A CRIMINAL OFFENSE.                 The Hartford International Small Company Fund
                                       The Hartford International Capital Appreciation Fund
                                       The Hartford International Opportunities Fund
                                       The Hartford Global Leaders Fund
                                       THE HARTFORD DOMESTIC EQUITY FUNDS
                                       The Hartford Focus Fund
                                       The Hartford SmallCap Growth Fund
                                       The Hartford Small Company Fund
                                       The Hartford Capital Appreciation Fund
                                       The Hartford Growth Opportunities Fund
                                       The Hartford MidCap Value Fund
                                       The Hartford MidCap Fund (NOT CURRENTLY AVAILABLE)
                                       The Hartford Value Opportunities Fund
                                       The Hartford Growth Fund
                                       The Hartford Stock Fund
                                       The Hartford Growth and Income Fund
                                       The Hartford Value Fund
                                       The Hartford Dividend and Growth Fund
                                       The Hartford Advisers Fund
                                       THE HARTFORD INCOME FUNDS
                                       The Hartford High Yield Fund
                                       The Hartford Tax-Free Minnesota Fund
                                       The Hartford Tax-Free National Fund
                                       The Hartford U.S. Government Securities Fund
                                       The Hartford Bond Income Strategy Fund
                                       The Hartford Money Market Fund

                                                 THE HARTFORD FUND FAMILY
                                                 P.O. BOX 64387
                                                 ST. PAUL, MN 55164-0387

CONTENTS

         A summary of each fund's goals,      Introduction
         strategies, risks, performance and   The Hartford Global Communications Fund
         expenses.                            The Hartford Global Financial Services Fund
                                              The Hartford Global Health Fund
                                              The Hartford Global Technology Fund
                                              The Hartford International Small Company Fund
                                              The Hartford International Capital Appreciation Fund
                                              The Hartford International Opportunities Fund
                                              The Hartford Global Leaders Fund
                                              The Hartford Focus Fund
                                              The Hartford SmallCap Growth Fund
                                              The Hartford Small Company Fund
                                              The Hartford Capital Appreciation Fund
                                              The Hartford Growth Opportunities Fund
                                              The Hartford MidCap Value Fund
                                              The Hartford MidCap Fund
                                              The Hartford Value Opportunities Fund
                                              The Hartford Growth Fund
                                              The Hartford Stock Fund
                                              The Hartford Growth and Income Fund
                                              The Hartford Value Fund
                                              The Hartford Dividend and Growth Fund
                                              The Hartford Advisers Fund
                                              The Hartford High Yield Fund
                                              The Hartford Tax-Free Minnesota Fund
                                              The Hartford Tax-Free National Fund
                                              The Hartford U.S. Government Securities Fund
                                              The Hartford Bond Income Strategy Fund
                                              The Hartford Money Market Fund
                                              Prior performance of similar funds

         Description of other investment      Investment strategies and investment matters
         strategies and investment risks.

         Investment manager and management    Management of the funds
         fee information.

         Information on your                  About your account
         account.                             Class Y share investor requirements
                                              Opening an account
                                              Buying shares
                                              Selling shares
                                              Transaction policies
                                              Dividends and account policies
                                              Additional investor services

         Further information on the funds.    Financial highlights
                                              Privacy policy
                                              For more information                                       back cover

INTRODUCTION

Each fund in [The Hartford Fund Family] has its own investment strategy and risk/reward profile. This prospectus relates to the Class Y shares of the funds.

Each fund, except the Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund and Focus Fund, is a diversified fund. The Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund and Focus Fund are non-diversified funds. The non-diversified funds other than the Focus Fund are sometimes known as "sector funds." (Class Y shares are not currently available for the Focus Fund.)

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("HIMCO(R)"). Information regarding HIFSCO, Wellington Management and HIMCO is included under the section entitled "Management of the Funds" in this prospectus.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

THE HARTFORD GLOBAL COMMUNICATIONS FUND

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of communications companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; companies that provide traditional local and long-distance telephone service and equipment; companies that provide cellular, paging and local and wide area product networks or equipment; companies that provide satellite, microwave and cable television or equipment; and companies developing new communications technologies.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis involves assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures and indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies with the following attributes:

     o The current market price of its stock is at the low end of its historical relative valuation range

     o A positive change in operating results is anticipated but not yet reflected in the price of its stock

     o    Unrecognized or undervalued assets

     o Management that demonstrates that it can convert the above factors into shareholder value

The fund will consider selling a security when:

     o    Its target price is achieved

     o Expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects

     o Equity securities of other comparable issuers in an industry are available at more attractive prices

The fund's portfolio is heavily concentrated in the industries comprising the communications sector and is not considered diversified. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. Except for temporary defensive purposes, the fund remains substantially fully invested. The fund may invest in securities of companies of any size capitalization.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

The fund's investments are concentrated in the industries comprising the communications sector. This means that the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio by investing across a variety of sectors. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund may take larger positions in individual issuers than most mutual funds, it is subject to greater financial risk.

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURN
FOR CALENDAR YEAR 2001

                 [Hartford Global Communications Fund Bar Graph]

                                       01

During the period show in the bar chart, the highest quarterly return was _____% (_____ quarter, ______) and the lowest quarterly return was _____% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001

                                                                                  LIFE OF FUND
                                                                  1 YEAR        (SINCE 12/27/00)
                                                                        %                       %
                 Class Y Return Before Taxes

                 Class Y Return After Taxes on Distributions

                 Class Y Return After Taxes on Distributions and Sale of Fund Shares

                 MSCI Broad Telecom Index (reflects no
                 deduction for fees, expenses or taxes)

INDEX: The MSCI Broad Telecommunications Index ("MSCI Broad Telecom") is comprised of telecom companies as defined by MSCI Global Industry Classifications Standard. The index is capitalization weighted and only includes securities with at least a 500 million USD market capitalization. The constituents of the index include securities from the MSCI All Country index as well as securities in the MSCI coverage universe. This index is reconstituted on a quarterly basis. This is a custom index developed for Wellington Management.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                               CLASS Y
               SHAREHOLDER FEES
                  (fees paid directly from your investment)
                  Maximum sales charge as a percentage  of offering price
                  (load)                                                         None
                  Maximum deferred sales charge (load)                           None
                  Exchange fees                                                  None
               ANNUAL OPERATING EXPENSES
                  (expenses that are deducted from the fund's assets)
                  Management fees                                                1.00%
                  Distribution and service (12b-1) fees                          None
                  Other expenses
                  Total annual operating expenses(1)
                  Fee waiver
                  Net expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

                EXPENSES (WITH OR WITHOUT REDEMPTION)         CLASS Y
                   Year 1
                   Year 3
                   Year 5
                   Year 10

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of financial services companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, leasing companies and consumer and industrial finance companies.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America and western Europe. Therefore the fund invests most of its assets in companies located in these two geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks with favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

     o    Management focuses on rewarding shareholders

     o    Market expectations of future earnings are too low

     o Market value does not reflect the fact that earnings are understated due to conservative accounting

     o Market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist

     o It is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality

     o Its strength in a distinct product or geographic area makes it attractive to potential acquirers

The fund will consider selling a security when:

     o    Its issuer's management no longer appears to promote shareholder value

     o    Market expectations of future earnings are too high

     o It can sell the security of an outstanding company at a significant premium due to the market's temporary overemphasis on quality

     o Market value exceeds the true value of the issuer's component businesses

     o Market value does not reflect the fact that earnings are overstated due to aggressive accounting

     o Market value does not reflect the risk of potential problems in an important business component

     o Equity securities of other comparable issuers in an industry are available at more attractive prices

The fund's portfolio is heavily concentrated in the industries comprising the financial services sector and is not considered diversified. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. Except for temporary defensive purposes, the fund remains substantially fully invested. The fund may invest in securities of companies of any size capitalization.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

The fund's investments are concentrated in the industries comprising the financial services sector. This means that the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio by investing across a variety of sectors. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effect on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the Fund may take larger positions in individual issuers than most mutual funds, it is subject to greater financial risk.

Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions between financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURN
FOR CALENDAR YEAR 2001

               [Hartford Global Financial Services Fund Bar Graph]

                                       01

During the period show in the bar chart, the highest quarterly return was _____% (_____ quarter, ______) and the lowest quarterly return was _____% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001

                                                                         LIFE OF FUND
                                                         1 YEAR        (SINCE 12/27/00)
                                                               %                       %
        Class Y Return Before Taxes

        Class Y Return After Taxes on Distributions

        Class Y Return After Taxes on Distributions and Sale of Fund Shares

        MSCI Finance ex Real Estate Index (reflects no deduction for fees, expenses or taxes)

INDEX: The MSCI All Country Sector indices provide thousands of possible index permutations as 49 countries and 76 regions are combined with 10 sectors, 23 industry groups and 59 industries. Specifically, the MSCI Finance ex Real Estate Index ("MSCI Finance ex Real Estate") includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. This index is reconstituted on a quarterly basis.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                   CLASS Y
          SHAREHOLDER FEES
             (fees paid directly from your investment)
             Maximum sales charge as a percentage of offering price (load)          None
             Maximum deferred sales charge (load)                                   None
             Exchange fees                                                          None
          ANNUAL OPERATING EXPENSES
             (expenses that are deducted from the fund's assets)
             Management fees                                                        1.00%
             Distribution and service (12b-1) fees                                  None
             Other expenses
             Total annual operating expenses(1)
             Fee waiver
             Net expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

                   EXPENSES (WITH OR WITHOUT REDEMPTION)              CLASS Y
                      Year 1
                      Year 3
                      Year 5
                      Year 10

THE HARTFORD GLOBAL HEALTH FUND

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in the equity securities of health care companies worldwide.

INVESTMENT STRATEGY. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products and services, managed health care, health information services and emerging health-related subsectors. The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The portfolio will seek to exploit favorable macro trends for the health care sector including demographics.

The portfolio will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental research is focused on direct contact with company management, suppliers and competitors.

Investments in the portfolio will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the healthcare sector.

Stocks considered for purchase in the portfolio typically share the following attributes:

     o    The company's business franchise is temporarily mispriced

     o    The company has under-appreciated new product pipelines

     o The company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad)

     o    The company is a target of opportunity due to industry consolidation

Stocks will be considered for sale from the portfolio when:

     o    Target prices are achieved

     o    Fundamental expectations are not met

     o    A company's prospects become less appealing

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors. Accordingly, Wellington Management seeks to be early, not late in recognizing opportunity.

The portfolio will be relatively concentrated both with regard to position size and the industries comprising the health care sector. The fund may invest in companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund concentrates on small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

The fund's investments are focused in the health care sector. This means that the fund may have greater market fluctuation and price volatility than a fund which invests in a more broadly diversified portfolio of securities across sectors. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services.

Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If the Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURN
FOR CALENDAR YEAR 2001

                     [Hartford Global Health Fund Bar Graph]

                                       01

During the period show in the bar chart, the highest quarterly return was _____% (_____ quarter, ______) and the lowest quarterly return was _____% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001

                                                                                    LIFE OF FUND
                                                                      1 YEAR       (SINCE 5/1/00)
                                                                            %                    %
          Class Y Return Before Taxes

          Class Y Return After Taxes on Distributions

          Class Y Return After Taxes on Distributions and Sale of Fund Shares

          Goldman Sachs Health Index (reflects no deduction for fees, expenses or taxes)

INDEX: The Goldman Sachs Healthcare Index ("Goldman Sachs Health") is a modified-Capitalization weighted index based on United States headquartered healthcare companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, the NASDAQ or the New York Stock Exchange and meet certain established market capitalization levels. This index is reconstituted on a semiannual basis.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                             CLASS Y
                   SHAREHOLDER FEES
                      (fees paid directly from your investment)
                      Maximum sales charge (load)                              None
                      Maximum deferred sales charge (load)                     None
                      Exchange fees                                            None
                   ANNUAL OPERATING EXPENSES
                      (expenses that are deducted from the fund's assets)
                      Management fees                                          1.00%
                      Distribution and service (12b-1) fees                    None
                      Other expenses
                      Total annual operating expenses(1)
                      Fee waiver
                      Net expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
                        Year 1
                        Year 3
                        Year 5
                        Year 10

THE HARTFORD GLOBAL TECHNOLOGY FUND

INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in the equity securities of technology companies worldwide.

INVESTMENT STRATEGY. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet and news media, and emerging technology-related subsectors. The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental research is focused on direct contact with company management, suppliers and competitors.

Sector allocation within the portfolio reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, near term macroeconomic events that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase in the portfolio typically share the following attributes:

     o    A positive change in operating results is anticipated

     o    Unrecognized or undervalued capabilities are present

     o The quality of management indicates that these factors will be converted to shareholder value

Stocks will be considered for sale from the portfolio when:

     o    Target prices are achieved

     o Earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook

     o    More attractive value in a comparable company is available.

The portfolio will be relatively concentrated both with regard to position size and the industries comprising the technology sector. The fund may invest in companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets. For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 250%.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund concentrates on small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

The fund's investments are focused in the technology sector. This means that the fund may have greater market fluctuation and price volatility than a fund which invests in a more broadly diversified portfolio of securities across sectors. Financial, business and economic factors may have a greater impact on this kind of fund than on a broadly diversified fund.

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and increases your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not be limited by HIFSCO.

CLASS Y TOTAL RETURN
FOR CALENDAR YEAR 2001

                   [Hartford Global Technology Fund Bar Graph]

                                       01

During the period show in the bar chart, the highest quarterly return was _____% (_____ quarter, ______) and the lowest quarterly return was _____% (_____ quarter, _______)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2001

                                                                                     LIFE OF FUND
                                                                      1 YEAR        (SINCE 5/1/00)
                                                                            %                     %
          Class Y Return Before Taxes

          Class Y Return After Taxes on Distributions

          Class Y Return After Taxes on Distributions and Sale of Fund Shares

          Goldman Sachs Technology Index (reflects no deduction for fees, expenses or taxes)

INDEX: The Goldman Sachs Technology Composite Index ("Goldman Sachs Technology") is a modified-Capitalization weighted index based on United States headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, the NASDAQ or the New York Stock Exchange and meet certain established market capitalization levels. This index is reconstituted on a semiannual basis.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                          CLASS Y
                SHAREHOLDER FEES
                   (fees paid directly from your investment)
                   Maximum sales charge (load)                              None
                   Maximum deferred sales charge (load)                     None
                   Exchange fees                                            None
                ANNUAL OPERATING EXPENSES
                   (expenses that are deducted from the fund's assets)
                   Management fees                                          1.00%
                   Distribution and service (12b-1) fees                    None
                   Other expenses
                   Total annual operating expenses(1)
                   Fee waiver
                   Net expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    EXPENSES (WITH OR WITHOUT REDEMPTION)             CLASS Y
                       Year 1
                       Year 3
                       Year 5
                       Year 10

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of foreign issuers, including non-dollar securities, with market capitalizations of under $8 billion. Under normal circumstances, the fund diversifies its investments among at least ten countries. The fund may invest up to 15% of its total assets in non-investment grade debt securities and 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets. Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds."

The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, quantitative screens, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis to include review of the following factors:

     o    a well-articulated business plan

     o    experienced management

     o    a sustainable competitive advantage

     o    strong financial characteristics

In addition, valuation analysis, including relevant industry valuations, are used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

The annual portfolio turnover rate is expected to be in excess of 200%.

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund focuses on small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Non-investment grade debt securities (securities rated "Ba" or lower by Moody's Investors Service, Inc. ("Moody's") or "BB" or lower by Standard and Poor's Corporation ("S&P"), or securities which, if unrated, are determined by Wellington to be of comparable quality) entail greater credit risk and greater interest rate risk than do investment grade debt securities. In addition such securities could become harder to value and less liquid than investment grade debt securities.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and increases your taxable distributions.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                                  CLASS Y
                                SHAREHOLDER FEES
                                   (fees paid directly from your investment)
                                   Maximum sales charge as a percentage of offering price (load)    None
                                   Maximum deferred sales charge (load)                             None
                                   Exchange fees                                                    None
                                ANNUAL OPERATING EXPENSES
                                   (expenses that are deducted from the fund's assets)
                                   Management fees                                                  1.00%
                                   Distribution and service (12b-1) fees                            None
                                   Other expenses
                                   Total annual operating expenses(1)
                                   Fee waiver
                                   Net expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

                    EXPENSES (WITH OR WITHOUT REDEMPTION)             CLASS Y
                       Year 1
                       Year 3
                       Year 5
                       Year 10

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of foreign issuers, including non-dollar securities. Under normal circumstances, the fund diversifies its investments among at least five countries. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment strategy is to invest in high quality growth companies in various sectors around the world. The fund's investment approach is two-tiered:
"top-down" analysis and "bottom-up" security selection. In a "top down" analysis economic data is examined to identify sectors and industries that are expected to grow faster than average over the next twelve to eighteen months. In addition, long-term, broad themes are identified that are based on demographic trends, technological changes, and political and social developments around the world. Through "bottom-up" security selection, the portfolio manager identifies high quality, large capitalization and mid capitalization growth companies. The key characteristics of high quality growth companies are:

     o strong earnings and revenue growth or the potential for strong earnings and revenue growth

     o    good management teams

     o    strong balance sheets

     o attractive relative valuations within a global or regional market or the security's primary trading market

The annual portfolio turnover rate is expected to be in excess of 200%.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization (above $5 billion) and mid-capitalization (between $2 billion and $20 billion) growth companies significantly influences its performance. Large and mid-capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on small capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and increases your taxable distributions.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                   CLASS Y
           SHAREHOLDER FEES
              (fees paid directly from your investment)
              Maximum sales charge as a percentage of offering price (load)          None
              Maximum deferred sales charge (load)                                   None
              Exchange fees                                                          None
           ANNUAL OPERATING EXPENSES
              (expenses that are deducted from the fund's assets)
              Management fees                                                        1.00%
              Distribution and service (12b-1) fees                                  None
              Other expenses
              Total annual operating expenses(1)
              Fee waiver
              Net expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

                  EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS Y
                     Year 1
                     Year 3
                     Year 5
                     Year 10

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks growth of capital by investing primarily in stocks issued by non-U.S. companies.

INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. Under normal market conditions the fund diversifies its investments among at least three countries other than the United States. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets.

Wellington Management uses a three-pronged investment strategy:

     o Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

     o Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

     o Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value.

In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR GRAPH]

                                       97
                                       98
                                       99
                                       00
                                       01

     During the period shown in the bar chart, the highest quarterly return was
               % (       quarter,       ) and the lowest quarterly return was
               % (       quarter,       ).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001

                                                                            LIFE OF FUND
                                                                  1 YEAR   (SINCE 7/22/96)
          Class Y Return Before Taxes

          Class Y Return After Taxes on Distributions

          Class Y Return After Taxes on Distributions and Sale
          of Fund Shares
                                                                            (1)
          EAFE GDP Index (reflects no deduction for fees,
          expenses or taxes)

INDEX: The Morgan Stanley Europe, Australia, Far East GDP ("EAFE GDP") Index is an unmanaged index of stocks of companies representing stock markets in Europe, Australia, New Zealand and the Far East.

(1) Return is from 7/31/1996-- 12/31/2001

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                   CLASS Y
            SHAREHOLDER FEES
               (fees paid directly from your investment)
               Maximum sales charge (load) as a percentage of offering price         None
               Maximum deferred sales charge (load)                                  None
               Exchange fees                                                         None
            ANNUAL OPERATING EXPENSES
               (expenses that are deducted from the fund's assets)
               Management fees                                                       0.85%
               Distribution and service (12b-1) fees                                 None
               Other expenses
               Total annual operating expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    EXPENSES (WITH OR WITHOUT REDEMPTION)             CLASS Y
                       Year 1
                       Year 3
                       Year 5
                       Year 10

THE HARTFORD GLOBAL LEADERS FUND

INVESTMENT GOAL. The Hartford Global Leaders Fund seeks growth of capital by investing primarily in stocks issued by companies worldwide.

INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among at least five countries, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country.

The fund uses a two-tiered investment strategy:

     o Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the global macro-economic and investment environments. This includes an evaluation of U.S. and non-U.S. economic and political conditions, fiscal and monetary policies, demographic trends and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in the markets and economy to identify companies which offer significant potential for capital appreciation given current and projected global and local economic and market conditions.

     o Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statements, anticipated earnings, revenues and other related measures of value.

The fund emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a strong balance sheet, a high return on equity, a strong management team, and attractive relative value within the context of the global marketplace or a security's primary trading market.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 350%.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth if wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and increases your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR GRAPH]

                                       99
                                       00
                                       01

During the period shown in the bar chart, the highest quarterly return was
          % (       quarter,       ) and the lowest quarterly return was       %
(         quarter,         ).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001

                                                                             LIFE OF FUND
                                                                1 YEAR     (SINCE 9/30/98)
                 Class Y Return Before Taxes

                 Class Y Return After Taxes on Distributions

                 Class Y Return After Taxes on Distributions and Sale of Fund Shares

                 MSCIW Index (reflects no deduction for
                 fees, expenses or taxes)

INDEX: The Morgan Stanley Capital International World Index ("MSCIW") is a broad based unmanaged market capitalization weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                   CLASS Y
              SHAREHOLDER FEES
                 (fees paid directly from your investment)
                 Maximum sales charge (load) as a percentage of offering price       None
                 Maximum deferred sales charge (load)                                None
                 Exchange fees                                                       None
              ANNUAL OPERATING EXPENSES
                 (expenses that are deducted from the fund's assets)
                 Management fees                                                     0.85%
                 Distribution and service (12b-1) fees                               None
                 Other expenses
                 Total annual operating expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     EXPENSES (WITH OR WITHOUT REDEMPTION)                 CLASS Y
                        Year 1
                        Year 3
                        Year 5
                        Year 10

THE HARTFORD FOCUS FUND

INVESTMENT GOAL. The Hartford Focus Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies (stocks comprising the S&P 500 Index). The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

Wellington Management uses a two phase investment strategy. Using what is sometimes called a "top down" approach, Wellington Management analyzes the general economic and investment environment by evaluating such things as economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this process Wellington Management tries to anticipate trends and changes in various markets and in the overall economy to identify industries and sectors that will outperform the U.S. economy.

The "top down" analysis is followed by what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from industries and sectors identified in the top down analysis. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures or indicators of value.

The key characteristics of companies in which the fund typically invests include:

     o    Accelerating earnings and earnings per share growth

     o    A strong balance sheet combined with a high return on equity

     o    Unrecognized or undervalued assets

     o    A strong management team

     o    A leadership position within an industry

     o    Sustainable or increasing dividends

     o    Positive investor sentiment

The fund will consider selling a security when:

     o    Downside risk equals upside potential

     o    Decreasing trend of earnings growth is exhibited

     o    Excessive valuations are reached

Annual portfolio turnover is expected to be in excess of 100%.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than most mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the top down, bottom up strategy and fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                   CLASS Y
          SHAREHOLDER FEES
             (fees paid directly from your investment)
             Maximum sales charge (load) as a percentage of offering price           None
             Maximum deferred sales charge (load)                                    None
             Exchange fees                                                           None
          ANNUAL OPERATING EXPENSES
             (expenses that are deducted from the fund's assets)
             Management fees                                                         1.00%
             Distribution and service (12b-1) fees                                   None
             Other expenses
             Total annual operating expenses(1)
             Fee waiver
             Net expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS Y
                     Year 1
                     Year 3
                     Year 5
                     Year 10

THE HARTFORD SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short and long term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of small capitalization companies that Wellington Management believes have superior growth potential. Small capitalization companies are defined as companies with market capitalizations within the range of the Russell 2000 Index. As of December 31, 2001 this range was between approximately _____ and _____. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares have not been offered prior to the date of this prospectus, information in the chart and table is for the fund's Class L shares, which are offered through another prospectus. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares. The annual return variability of the fund's Y shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class Y shares would be higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

CLASS L TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR CHART]

                                       92
                                       93
                                       94
                                       95
                                       96
                                       97
                                       98
                                       99
                                       00
                                       01

     During the period shown in the bar chart, the highest quarterly return was
               % (       quarter,       ) and the lowest quarterly return was
               % (       quarter,       ).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001

                                                                           1 YEAR   5 YEARS   10 YEARS
                 Class L Return Before Taxes                                    %         %          %

                 Class L Return After Taxes on Distributions                    %         %          %

                 Class L Return After Taxes on Distributions
                 and Sale of Fund Shares                                        %         %          %

                 Russell 2000 Index (reflects no deduction for
                 fees, expenses or taxes)                                       %         %          %

                 Russell 2000 Growth Index (reflects no deduction for
                 fees, expenses or taxes)                                       %         %          %

INDICES: The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 growth companies with higher price-to-book ratios and higher forecasted growth values. Going forward, the fund will use the Russell 2000 Growth Index because it is better suited for the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                         CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price           None
   Maximum deferred sales charge (load)                                    None
   Exchange fees                                                           None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.85%
   Distribution and service (12b-1) fees                                   None
   Other expenses
   Total annual operating expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                EXPENSES (WITH OR WITHOUT REDEMPTION)                 CLASS Y
                   Year 1
                   Year 3
                   Year 5
                   Year 10

THE HARTFORD SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford Small Company Fund seeks growth of capital by investing primarily in stocks selected on the basis of potential for capital appreciation.

INVESTMENT STRATEGY. The fund normally invests at least 80% of its net assets in common stocks of companies with market capitalizations within the range represented by the Russell 2000 Index. As of December 31, 2001 this range was
between approximately $     million and $     billion. The fund may invest up to
20% of its total assets in securities of foreign issuers and non-dollar securities.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:

     o    have potential for above-average earnings growth,

     o    are undervalued in relation to their investment potential,

     o have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     o are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

For its most recent fiscal year, the fund's annual portfolio turnover exceeded 200%.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund concentrates on small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and increases your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR CHART]

                                       97
                                       98
                                       99
                                       00
                                       01

     During the period shown in the bar chart, the highest quarterly return was
               % (       quarter,       ) and the lowest quarterly return was
               % (       quarter,       ).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001

                                                             LIFE OF FUND
                                                   1 YEAR   (SINCE 7/22/96)
Class Y Return Before Taxes

Class Y Return After Taxes on Distributions

Class Y Return After Taxes on Distributions and
Sale of Fund Shares

Russell 2000 Index (reflects no deduction for fees, expenses or taxes)

INDEX: The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                   CLASS Y
               SHAREHOLDER FEES
                  (fees paid directly from your investment)
                  Maximum sales charge (load) as a percentage of offering price      None
                  Maximum deferred sales charge (load)                               None
                  Exchange fees                                                      None
               ANNUAL OPERATING EXPENSES
                  (expenses that are deducted from the fund's assets)
                  Management fees                                                    0.85%
                  Distribution and service (12b-1) fees                              None
                  Other expenses
                  Total annual operating expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS Y
                     Year 1
                     Year 3
                     Year 5
                     Year 10

THE HARTFORD CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital by investing primarily in stocks selected on the basis of potential for capital appreciation.

INVESTMENT STRATEGY. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment Wellington Management looks at a number of factors, such as business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund concentrates on small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR CHART]

                                       97
                                       98
                                       99
                                       00
                                       01

     During the period shown in the bar chart, the highest quarterly return was
               % (       quarter,       ) and the lowest quarterly return was
               % (       quarter,       ).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001

                                                                          LIFE OF FUND
                                                                 1 YEAR  (SINCE 7/22/96)
                 Class Y Return Before Taxes

                 Class Y Return After Taxes on Distributions

                 Class Y Return After Taxes on Distributions and Sale of Fund Shares

                 S&P 500 Index (reflects no deduction for fees, expenses or taxes)

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS Y
          SHAREHOLDER FEES
             (fees paid directly from your investment)
             Maximum sales charge (load) as a percentage of offering price          None
             Maximum deferred sales charge (load)                                   None
             Exchange fees                                                          None
          ANNUAL OPERATING EXPENSES
             (expenses that are deducted from the fund's assets)
             Management fees                                                        0.69%
             Distribution and service (12b-1) fees                                  None
             Other expenses
             Total annual operating expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
                        Year 1
                        Year 3
                        Year 5
                        Year 10

THE HARTFORD GROWTH OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks short- and long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalization that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Wellington Management looks for a strong management team that has a clearly articulated business strategy, a history of earnings growth and the potential for that growth to be sustained, and attractive stock valuation based on multiple valuation tools.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund concentrates on small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares have not been offered prior to the date of this prospectus, information in the chart and table is for the fund's Class L shares, which are offered through another prospectus. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares. The annual return variability of the fund's Y shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class Y shares would be higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

CLASS L TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR CHART]

                                       92
                                       93
                                       94
                                       95
                                       96
                                       97
                                       98
                                       99
                                       00
                                       01

     During the period shown in the bar chart, the highest quarterly return was
               % (       quarter,       ) and the lowest quarterly return was
               % (       quarter,       ).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001

                                                                      1 YEAR   5 YEARS   10 YEARS

                 Class L Return Before Taxes                               %         %          %

                 Class L Return After Taxes on Distributions               %         %          %

                 Class L Return After Taxes on Distributions and
                 Sale of Fund Shares                                       %         %          %

                 S&P MidCap 400 Index (reflects no deduction for
                 fees, expenses or taxes)                                  %         %          %

                 Russell 3000 Growth Index (reflects no deduction for
                 fees, expenses or taxes)                                  %         %          %

INDICES: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by Standard & Poor's designed to represent price movements in the midcap U.S. equity market. The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Growth Index companies with higher price-to-book ratios and higher forecasted values. Going forward, the fund will use the Russell 3000 Growth Index because it is better suited for the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price      None
   Maximum deferred sales charge (load)                               None
   Exchange fees                                                      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                    0.85%
   Distribution and service (12b-1) fees                              None
   Other expenses
   Total annual operating expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 EXPENSES (WITH OR WITHOUT REDEMPTION)           CLASS Y
                    Year 1
                    Year 3
                    Year 5
                    Year 10

THE HARTFORD MIDCAP VALUE FUND

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its net assets in mid capitalization companies. Mid capitalization companies are defined by the fund as companies with market capitalizations equaling or exceeding $500 million but not exceeding the largest market capitalization of the Russell Mid-Cap Index. The fund may invest up to 20% of its total assets in securities of foreign issuers.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers have the most compelling blend of the following attributes:

     o    high fundamental investment value

     o    strong management team

     o    strong industry position

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund concentrates on mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked, or otherwise undervalued securities entail a significant risk of never attaining higher value. For a variety of reasons, many undervalued companies never realize their potential and the market value of their equity securities remains low. In addition, even when undervalued companies realize their potential as economic enterprises, the market value of their securities may not reflect their success.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                   CLASS Y
           SHAREHOLDER FEES
              (fees paid directly from your investment)
              Maximum sales charge as a percentage of offering price (load)          None
              Maximum deferred sales charge (load)                                   None
              Exchange fees                                                          None
           ANNUAL OPERATING EXPENSES
              (expenses that are deducted from the fund's assets)
              Management fees                                                        0.85%
              Distribution and service (12b-1) fees                                  None
              Other expenses
              Total annual operating expenses(1)
              Fee waiver
              Net expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

                  EXPENSES (WITH OR WITHOUT REDEMPTION)               CLASS Y
                     Year 1
                     Year 3
                     Year 5
                     Year 10

THE HARTFORD MIDCAP FUND

SHARES OF THIS FUND WILL NOT BE OFFERED TO NEW INVESTORS AFTER JUNE 29, 2001. NEVERTHELESS, INVESTORS HOLDING SHARES OF THE FUND ON THAT DATE MAY PURCHASE ADDITIONAL SHARES THEREAFTER.

INVESTMENT GOAL. The Hartford MidCap Fund seeks long-term growth of capital by investing primarily in stocks selected on the basis of potential for capital appreciation.

INVESTMENT STRATEGY. The fund normally invests at least 80% of its net assets in common stocks of companies with market capitalizations within the range represented by the Standard & Poor's MidCap 400 Index. As of December 31, 2001 this range was between approximately $ million and $ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a two-tiered investment strategy:

    o Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, and demographic trends. Through top down analysis, Wellington Management anticipates trends and changes in markets and the economy overall and identifies industries and sectors that are expected to outperform.

    o Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity and a strong management team.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund concentrates on mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR CHART]

                                       98
                                       99
                                       00
                                       01

     During the period shown in the bar chart, the highest quarterly return was
               % (       quarter,       ) and the lowest quarterly return was
               % (       quarter,       ).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001

                                                                               LIFE OF FUND
                                                                     1 YEAR  (SINCE 12/30/97)
                 Class Y Return Before Taxes

                 Class Y Return After Taxes on Distributions

                 Class Y Return After Taxes on Distributions and
                 Sale of Fund Shares

                 S&P MidCap Index (reflects no deduction for fees, expenses or taxes)

INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by Standard & Poor's designed to represent price movements in the midcap U.S. equity market.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                        CLASS Y
                   SHAREHOLDER FEES
                      (fees paid directly from your investment)
                      Maximum sales charge (load) as a percentage of offering price       None
                      Maximum deferred sales charge (load)                                None
                      Exchange fees                                                       None
                   ANNUAL OPERATING EXPENSES
                      (expenses that are deducted from the fund's assets)
                      Management fees                                                     0.83%
                      Distribution and service (12b-1) fees                               None
                      Other expenses
                      Total annual operating expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               EXPENSES (WITH OR WITHOUT REDEMPTION)             CLASS Y
                  Year 1
                  Year 3
                  Year 5
                  Year 10

THE HARTFORD VALUE OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks short- and long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalization, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

     o    high fundamental investment value,

     o    strong management team, and

     o    strong industry position.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund concentrates on small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares have not been offered prior to the date of this prospectus, information in the chart and table is for the fund's Class L shares, which are offered through another prospectus. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares. The annual return variability of the fund's Y shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class Y shares would be higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

CLASS L TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR CHART]

                                       96
                                       97
                                       98
                                       99
                                       00
                                       01

     During the period shown in the bar chart, the highest quarterly return was
               % (       quarter,       ) and the lowest quarterly return was
               % (       quarter,       ).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001

                                                                                                 SINCE
                                                                           1 YEAR   5 YEARS   INCEPTION(1)
                 Class L Return Before Taxes                                    %         %           %

                 Class L Return After Taxes on Distributions                    %         %           %

                 Class L Return After Taxes on Distributions and
                 Sale of Fund Shares                                            %         %           %

                 S&P Barra Value Index (reflects no deduction for
                 fees, expenses or taxes)                                       %         %           %

                 Russell 3000 Value Index (reflects no deduction for
                 fees, expenses or taxes)                                       %         %           %

INDICES: The S&P Barra Value Index is an unmanaged capitalization weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios. The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. Going forward, the fund will use the Russell 3000 Value Index because it is better suited for the investment strategy of the fund.

(1) Inception date was January 2, 1996.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price      None
   Maximum deferred sales charge (load)                               None
   Exchange fees                                                      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                    0.85%
   Distribution and service (12b-1) fees                              None
   Other expenses
   Total annual operating expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  EXPENSES (WITH OR WITHOUT REDEMPTION)               CLASS Y
                     Year 1
                     Year 3
                     Year 5
                     Year 10

THE HARTFORD GROWTH FUND

INVESTMENT GOAL. The Hartford Growth Fund seeks short and long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of growth companies that Wellington Management believes have superior growth potential. The key characteristics of growth companies favored by the fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets and a strong management team. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a two-tiered investment strategy:

o Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this top down analysis, Wellington Management anticipates trends and changes in various markets and in the economy overall and identifies industries and sectors that are expected to outperform.

o Concurrent with top down analysis, Wellington Management utilizes the "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares have not been offered prior to the date of this prospectus, information in the chart and table is for the fund's Class L shares, which are offered through another prospectus. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares. The annual return variability of the fund's Y shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class Y shares would be higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

CLASS L TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR CHART]

                                       92
                                       93
                                       94
                                       95
                                       96
                                       97
                                       98
                                       99
                                       00
                                       01

     During the period shown in the bar chart, the highest quarterly return was
               % (       quarter,       ) and the lowest quarterly return was
               % (       quarter,       ).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001

                                                                           1 YEAR    5 YEARS  10 YEARS
                 Class L Return Before Taxes                                    %         %          %

                 Class L Return After Taxes on Distributions                    %         %          %

                 Class L Return After Taxes on Distributions and
                 Sale of Fund Shares

                 S&P 500 Index (reflects no deduction for fees, expenses or taxes)

                 Russell 1000 Growth Index (reflects no deduction for
                 fees, expenses or taxes)                                       %         %          %

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. The Russell 1000 Growth Index is an unmanaged index of the largest 1000 companies within the Russell 3000 Index, measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Going forward, the fund will use the Russell 1000 Growth Index because it is better suited for the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                      CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price        None
   Maximum deferred sales charge (load)                                 None
   Exchange fees                                                        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                      0.85%
   Distribution and service (12b-1) fees                                None
   Other expenses
   Total annual operating expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  EXPENSES (WITH OR WITHOUT REDEMPTION)               CLASS Y
                    Year 1
                    Year 3
                    Year 5
                    Year 10

THE HARTFORD STOCK FUND

INVESTMENT GOAL. The Hartford Stock Fund seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in stocks.

INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's net assets in the common stocks of high-quality companies. Many of the companies in which the fund invests have a history of paying dividends and are expected to continue paying dividends in the future. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment strategy:

    o Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in markets in the economy overall and identifies industries and sectors that are expected to outperform.

    o Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value.

The key characteristics of high-quality companies favored by the fund include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not be limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR GRAPH]

                                       97
                                       98
                                       99
                                       00
                                       01

     During the period shown in the bar chart, the highest quarterly return was
               % (       quarter,       ) and the lowest quarterly return was
               % (       quarter,       ).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001

                                                                               LIFE OF FUND
                                                                      1 YEAR  (SINCE 7/22/96)
                 Class Y Return Before Taxes

                 Class Y Return After Taxes on Distributions

                 Class Y Return After Taxes on Distributions and
                 Sale of Fund Shares

                 S&P 500 Index (reflects no deduction for fees, expenses or taxes)

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                              CLASS Y
         SHAREHOLDER FEES
            (fees paid directly from your investment)
            Maximum sales charge (load) as a percentage of offering price       None
            Maximum deferred sales charge (load)                                None
            Exchange fees                                                       None
         ANNUAL OPERATING EXPENSES
            (expenses that are deducted from the fund's assets)
            Management fees                                                     0.70%
            Distribution and service (12b-1) fees                               None
            Other expenses
            Total annual operating expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 EXPENSES (WITH OR WITHOUT REDEMPTION)           CLASS Y
                    Year 1
                    Year 3
                    Year 5
                    Year 10

THE HARTFORD GROWTH AND INCOME FUND

INVESTMENT GOAL. The Hartford Growth and Income Fund seeks growth of capital and current income by investing primarily in stocks with earnings growth potential and steady or rising dividends.

INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have steady or rising dividends and whose prospects for capital appreciation are considered favorable by Wellington Management. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is broadly diversified by industry and company.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR GRAPH]

                                       99
                                       00
                                       01

     During the period shown in the bar chart, the highest quarterly return was
               % (       quarter,       ) and the lowest quarterly return was
               % (       quarter,       ).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001

                                                                               LIFE OF FUND
                                                                      1 YEAR  (SINCE 4/30/98)
                 Class Y Return Before Taxes

                 Class Y Return After Taxes on Distributions

                 Class Y Return After Taxes on Distributions and
                 Sale of Fund Shares

                 S&P 500 Index (reflects no deduction for fees, expenses or taxes)

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                              CLASS Y
          SHAREHOLDER FEES
             (fees paid directly from your investment)
             Maximum sales charge (load) as a percentage of offering price      None
             Maximum deferred sales charge (load)                               None
             Exchange fees                                                      None
          ANNUAL OPERATING EXPENSES
             (expenses that are deducted from the fund's assets)
             Management fees                                                    0.80%
             Distribution and service (12b-1) fees                              None
             Other expenses
             Total annual operating expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              EXPENSES (WITH OR WITHOUT REDEMPTION)         CLASS Y
                 Year 1
                 Year 3
                 Year 5
                 Year 10

THE HARTFORD VALUE FUND

INVESTMENT GOAL. The Hartford Value Fund seeks long-term total return.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers.

The fund's investment approach is based on the fundamental analysis of companies with large market capitalizations and estimated below-average price-to- earnings ratio. Fundamental analysis involves the assessment of company-specific factors such as its business environment, management, balance sheet, income statement, cash flow, anticipated earnings, hidden or undervalued assets, dividends, and other related measures of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings. The portfolio employs what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures or indicators of value.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked, or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                   CLASS Y
            SHAREHOLDER FEES
               (fees paid directly from your investment)
               Maximum sales charge as a percentage of offering price (load)         None
               Maximum deferred sales charge (load)                                  None
               Exchange fees                                                         None
            ANNUAL OPERATING EXPENSES
               (expenses that are deducted from the fund's assets)
               Management fees                                                       0.80%
               Distribution and service (12b-1) fees                                 None
               Other expenses
               Total annual operating expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

                   EXPENSES (WITH OR WITHOUT REDEMPTION)              CLASS Y
                      Year 1
                      Year 3
                      Year 5
                      Year 10

THE HARTFORD DIVIDEND AND GROWTH FUND

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital by investing primarily in stocks.

INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average income yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and dividends.

As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments.

The fund's portfolio is broadly diversified by industry and company.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR GRAPH]

                                       97
                                       98
                                       99
                                       00
                                       01

     During the period shown in the bar chart, the highest quarterly return was
               % (       quarter,       ) and the lowest quarterly return was
               % (       quarter,       ).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001

                                                                               LIFE OF FUND
                                                                      1 YEAR  (SINCE 7/22/96)
                 Class Y Return Before Taxes

                 Class Y Return After Taxes on Distributions

                 Class Y Return After Taxes on Distributions and
                 Sale of Fund Shares

                 S&P 500 Index (reflects no deduction for fees, expenses or taxes)

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                   CLASS Y
           SHAREHOLDER FEES
              (fees paid directly from your investment)
              Maximum sales charge (load) as a percentage of offering price          None
              Maximum deferred sales charge (load)                                   None
              Exchange fees                                                          None
           ANNUAL OPERATING EXPENSES
              (expenses that are deducted from the fund's assets)
              Management fees                                                        0.75%
              Distribution and service (12b-1) fees                                  None
              Other expenses
              Total annual operating expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             EXPENSES (WITH OR WITHOUT REDEMPTION)               CLASS Y
                Year 1
                Year 3
                Year 5
                Year 10

THE HARTFORD ADVISERS FUND

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

INVESTMENT STRATEGY. The fund allocates its assets among three categories:

     o    stocks,

     o    debt securities, and

     o    money market instruments.

The fund favors stocks issued by high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position.

The debt securities (other than money market instruments) in which the fund primarily invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc., or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

Asset allocation decisions are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund will normally have some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category and the allocation is in Wellington Management's discretion.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, manager allocation risk, credit risk, income risk and prepayment risk. You could lose money as a result of your investment.

Stock market risk means the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR GRAPH]

                                       97
                                       98
                                       99
                                       00
                                       01

     During the period shown in the bar chart, the highest quarterly return was
               % (       quarter,       ) and the lowest quarterly return was
               % (       quarter,       ).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001

                                                                LIFE OF FUND
                                                       1 YEAR  (SINCE 7/22/96)
Class Y Return Before Taxes

Class Y Return After Taxes on Distributions

Class Y Return After Taxes on Distributions and
Sale of Fund Shares

S&P 500 Index (reflects no deduction for fees, expenses or taxes)

LGCB Index (reflects no deduction for fees, expenses or taxes)

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                   CLASS Y
           SHAREHOLDER FEES
              (fees paid directly from your investment)
              Maximum sales charge (load) as a percentage of offering price          None
              Maximum deferred sales charge (load)                                   None
              Exchange fees                                                          None
           ANNUAL OPERATING EXPENSES
              (expenses that are deducted from the fund's assets)
              Management fees                                                        0.66%
              Distribution and service (12b-1) fees                                  None
              Other expenses
              Total annual operating expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 EXPENSES (WITH OR WITHOUT REDEMPTION)               CLASS Y
                    Year 1
                    Year 3
                    Year 5
                    Year 10

THE HARTFORD HIGH YIELD FUND

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income by investing in non-investment grade debt securities. Growth of capital is a secondary objective.

INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its net assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's Investors Service, Inc. ("Moody's") or "BB" or lower by Standard and Poor's Corporation ("S&P"), or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". The fund will invest no more than 10% of its total assets in securities rated below B3 by Moody's or B- by S&P, or, if unrated, determined to be of comparable quality by HIMCO. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, HIMCO uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities within selected industries that appear from a yield perspective to be attractive. HIMCO assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that HIMCO expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as HIMCO expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR GRAPH]

                                       99
                                       00
                                       01

     During the period shown in the bar chart, the highest quarterly return was
               % (       quarter,       ) and the lowest quarterly return was
               % (       quarter,       ).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001

                                                                                    LIFE OF FUND
                                                                           1 YEAR  (SINCE 9/30/98)
                 Class Y Return Before Taxes

                 Class Y Return After Taxes on Distributions

                 Class Y Return After Taxes on Distributions and
                 Sale of Fund Shares

                 Lehman Brothers High Yield Corporate Index
                 (reflects no deduction for fees, expenses or taxes)

INDEX: The Lehman Brothers High Yield Corporate Index is a broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                   CLASS Y
           SHAREHOLDER FEES
              (fees paid directly from your investment)
              Maximum sales charge (load) as a percentage of offering price          None
              Maximum deferred sales charge (load)                                   None
              Exchange fees                                                          None
           ANNUAL OPERATING EXPENSES
              (expenses that are deducted from the fund's assets)
              Management fees                                                        0.75%
              Distribution and service (12b-1) fees                                  None
              Other expenses
              Total annual operating expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    EXPENSES (WITH OR WITHOUT REDEMPTION)             CLASS Y
                       Year 1
                       Year 3
                       Year 5
                       Year 10

THE HARTFORD TAX-FREE MINNESOTA FUND

This fund is intended for Minnesota residents only. Please consult with your financial representative or tax advisor before investing in this fund.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to maximize total return, to be derived primarily from current income exempt from both federal and Minnesota income tax (at a level consistent with prudent investment risk) and from change in the market value of the securities held by the fund.

INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its net assets in securities that generate interest that is not includable in federal gross income or in taxable net income of individuals, estates, and trusts for Minnesota income tax purposes and is not an item of tax preference for purposes of the federal or State of Minnesota alternative minimum tax.

The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 90% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A, BBB) or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within these four highest grades. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity within the range represented by the Lehman Brothers Municipal Bond Index. As of____________, 2001 this range was between _____ and ______ years.

The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize fund performance.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares have not been offered prior to the date of this prospectus, information in the chart and table is for the fund's Class E shares, which are offered through another prospectus. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares. The annual return variability of the fund's Y shares would be substantially similar to that shown for Class E shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class Y shares would be higher than the annual returns shown for the fund's Class E shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

CLASS E TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR CHART]

                                       92
                                       93
                                       94
                                       95
                                       96
                                       97
                                       98
                                       99
                                       00
                                       01

     During the period shown in the bar chart, the highest quarterly return was
               % (       quarter,       ) and the lowest quarterly return was
               % (       quarter,       ).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001

                                                                   1 YEAR    5 YEARS  10 YEARS
                 Class E Return Before Taxes                            %          %         %

                 Class E Return After Taxes on Distributions            %          %         %

                 Class E Return After Taxes on Distributions and
                 Sale of Fund Shares

                 Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)

INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price      None
   Maximum deferred sales charge (load)                               None
   Exchange fees                                                      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                    0.85%
   Distribution and service (12b-1) fees                              None
   Other expenses
   Total annual operating expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              EXPENSES (WITH OR WITHOUT REDEMPTION)                   CLASS Y
                 Year 1
                 Year 3
                 Year 5
                 Year 10

THE HARTFORD TAX-FREE NATIONAL FUND

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to maximize total return, to be derived primarily from current income exempt from federal income tax (at a level consistent with prudent investment risk) and from change in the market value of the securities held by the fund.

INVESTMENT STRATEGY. The fund pursues its objective by primarily investing in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its net assets in securities that generate interest that is not includable in gross income for federal income tax purposes and is not an item of tax preference for purposes of the federal alternative minimum tax.

The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 90% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by either Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A, BBB) or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within the four highest grades. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity within the range represented by the Lehman Brothers Municipal Bond Index. As of _____________, 2001 this range was between ____ and ____ years.

The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize fund performance.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares have not been offered prior to the date of this prospectus, information in the chart and table is for the fund's Class E shares, which are offered through another prospectus. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares. The annual return variability of the fund's Y shares would be substantially similar to that shown for Class E shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class Y shares would be higher than the annual returns shown for the fund's Class E shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

CLASS E TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR CHART]

                                       92
                                       93
                                       94
                                       95
                                       96
                                       97
                                       98
                                       99
                                       00
                                       01

     During the period shown in the bar chart, the highest quarterly return was
               % (       quarter,       ) and the lowest quarterly return was
               % (       quarter,       ).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001

                                                                      1 YEAR   5 YEARS  10 YEARS
                 Class E Return Before Taxes                               %         %         %

                 Class E Return After Taxes on Distributions               %         %         %

                 Class E Return After Taxes on Distributions and
                 Sale of Fund Shares

                 Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)

INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                        CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price          None
   Maximum deferred sales charge (load)                                   None
   Exchange fees                                                          None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                        0.85%
   Distribution and service (12b-1) fees                                  None
   Other expenses
   Total annual operating expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               EXPENSES (WITH OR WITHOUT REDEMPTION)             CLASS Y
                  Year 1
                  Year 3
                  Year 5
                  Year 10

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to maximize total return while providing shareholders with a level of current income consistent with prudent investment risk.

INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the fund also seeks to invest in securities that HIMCO expects to appreciate in value as a result of declines in long-term interest rates.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares have not been offered prior to the date of this prospectus, information in the chart and table is for the fund's Class E shares, which are offered through another prospectus. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares. The annual return variability of the fund's Y shares would be substantially similar to that shown for Class E shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class Y shares would be higher than the annual returns shown for the fund's Class E shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

CLASS E TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR CHART]

                                       92
                                       93
                                       94
                                       95
                                       96
                                       97
                                       98
                                       99
                                       00
                                       01

     During the period shown in the bar chart, the highest quarterly return was
               % (       quarter,       ) and the lowest quarterly return was
               % (       quarter,       ).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001

                                                                           1 YEAR    5 YEARS  10 YEARS
                 Class E Return Before Taxes                                    %          %         %

                 Class E Return After Taxes on Distributions                    %          %         %

                 Class E Return After Taxes on Distributions and
                 Sale of Fund Shares

                 Lehman Brothers Intermediate Government Index
                 (reflects no deduction for fees, expenses or taxes)

INDEX: The Lehman Brothers Intermediate Government Index is an unmanaged index of government bonds with maturities of between one and ten years.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price      None
   Maximum deferred sales charge (load)                               None
   Exchange fees                                                      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                    0.85%
   Distribution and service (12b-1) fees                              None
   Other expenses
   Total annual operating expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               EXPENSES (WITH OR WITHOUT REDEMPTION)             CLASS Y
                  Year 1
                  Year 3
                  Year 5
                  Year 10

THE HARTFORD BOND INCOME STRATEGY FUND

INVESTMENT GOAL. The Hartford Bond Income Strategy Fund seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies, by investing primarily in debt securities.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its net assets in debt securities. Debt securities in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 30% of its total assets in securities rated in the highest category of below investment grade bonds or securities which, if unrated, are determined by HIMCO to be of comparable quality. Securities rated below investment grade are commonly referred to as "junk bonds".

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity within the intermediate-term range which is typically defined as between approximately 5 to 10 years. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in securities denominated in foreign currencies.

HIMCO uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. HIMCO assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR GRAPH]

                                       97
                                       98
                                       99
                                       00
                                       01

     During the period shown in the bar chart, the highest quarterly return was
               % (       quarter,       ) and the lowest quarterly return was
               % (       quarter,       ).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001

                                                                                    LIFE OF FUND
                                                                           1 YEAR  (SINCE 7/22/96)
                 Class Y Return Before Taxes

                 Class Y Return After Taxes on Distributions

                 Class Y Return After Taxes on Distributions and
                 Sale of Fund Shares

                 Lehman Brothers Government/Corporate Bond Index
                 (reflects no deduction for fees, expenses or taxes)

INDEX: The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS Y
             SHAREHOLDER FEES
                (fees paid directly from your investment)
                Maximum sales charge (load) as a percentage of offering price       None
                Maximum deferred sales charge (load)                                None
                Exchange fees                                                       None
             ANNUAL OPERATING EXPENSES
                (expenses that are deducted from the fund's assets)
                Management fees                                                     0.65%
                Distribution and service (12b-1) fees                               None
                Other expenses
                Total annual operating expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              EXPENSES (WITH OR WITHOUT REDEMPTION)              CLASS Y
                 Year 1
                 Year 3
                 Year 5
                 Year 10

THE HARTFORD MONEY MARKET FUND

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by HIMCO. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund purchases securities which HIMCO believes offer attractive returns relative to the risks undertaken. In addition, HIMCO adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk and manager risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if HIMCO does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   [BAR GRAPH]

                                       97
                                       98
                                       99
                                       00
                                       01

     During the period shown in the bar chart, the highest quarterly return was
               % (       quarter,       ) and the lowest quarterly return was
               % (       quarter,       ).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001

                                                           LIFE OF FUND
                                                  1 YEAR  (SINCE 7/22/96)
               Class Y
               60-Day Treasury Bill Index

INDEX: 60-Day Treasury Bill Index, an unmanaged index of short-term treasury bills.

Please call 1-888-843-7824 for the most recent current and effective yield information.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                              CLASS Y
       SHAREHOLDER FEES
          (fees paid directly from your investment)
          Maximum sales charge (load) as a percentage of offering price         None
          Maximum deferred sales charge (load)                                  None
          Exchange fees                                                         None
       ANNUAL OPERATING EXPENSES
          (expenses that are deducted from the fund's assets)
          Management fees                                                       0.50%
          Distribution and service (12b-1) fees                                 None
          Other expenses
          Total annual operating expenses
          Fee waiver
          Net expenses(1)

(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than _____% through at least [ ]. This policy may be discontinued at any time thereafter.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             EXPENSES (WITH OR WITHOUT REDEMPTION)               CLASS Y
               Year 1
               Year 3
               Year 5
               Year 10

PRIOR PERFORMANCE OF SIMILAR FUNDS

Because the mutual funds that are the subject of this prospectus (the "Retail Funds") began operations in July, 1996, or later, they have limited operating and performance histories. However, the Advisers Fund, Capital Appreciation Fund, Dividend and Growth Fund, International Opportunities Fund and Stock Fund are modeled after existing funds (the "HLS Funds") that are managed by the same portfolio managers at Wellington Management and have investment objectives, policies and strategies substantially similar to those of the corresponding funds. Depending on the fund involved, similarity of investment characteristics may involve factors such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets, equity/non-equity mixes and individual holdings. The HLS Funds are used as investment vehicles for the assets of variable annuity and variable life insurance contracts issued by The Hartford affiliates and for certain qualified retirement plans. The HLS Funds listed below are ones advised by The Hartford's affiliates and sub-advised by Wellington Management with substantially similar investment objectives, policies and strategies to their Retail Fund counterparts. Below you will find information about the performance of these HLS Funds.

The table below sets forth each fund, its corresponding HLS Fund, and their respective inception dates and asset sizes as of December 31, 2001. Any fund's future performance may be greater or less than the performance of the corresponding HLS Fund due to, among other things, differences in inception dates, expenses, asset sizes and cash flows.

         FUND, INCEPTION DATE,
         ASSET SIZE                  CORRESPONDING HLS FUND, INCEPTION DATE, ASSET SIZE
         ---------------------       --------------------------------------------------
         Advisers                    Hartford Advisers HLS Fund, Inc.
         (July 22, 1996)             (March 31, 1983)
         $                           $

         Capital Appreciation        Hartford Capital Appreciation HLS Fund, Inc.
         (July 22, 1996)             (April 2, 1984)
         $                           $

         Dividend and Growth         Hartford Dividend and Growth HLS Fund, Inc.
         (July 22, 1996)             (March 8, 1994)
         $                           $

         International               Hartford  International  Opportunities HLS Fund,
         Opportunities               Inc.
         (July 22, 1996)             (July 2, 1990)
         $                           $

         Stock                       Hartford Stock HLS Fund, Inc.
         (July 22, 1996)             August 31, 1977
         $                           $

The following table shows the average annualized total returns for the HLS Funds for the one, three, five and ten year (or life of the HLS Fund, if shorter) periods ended December 31, 2001. These figures are based on the actual gross investment performance of the HLS Funds. From the gross investment performance figures, the maximum Total Fund Operating Expenses for each corresponding Retail Fund are deducted to arrive at the net return. Please remember that past performance is not indicative of future returns.

                                                                                              10 YEARS OR
                         HLS FUND                                1 YEAR    3 YEARS  5 YEARS  SINCE INCEPTION
                         --------                                ------    -------  -------  ---------------
        Hartford Advisers HLS Fund, Inc.
        Hartford Capital Appreciation HLS Fund, Inc.
        Hartford Dividend and Growth HLS Fund, Inc.
        Hartford International Opportunities HLS Fund, Inc.
        Hartford Stock HLS Fund, Inc.

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective) and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists the risk, among other risks, that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments, securities of small capitalization companies or securities of issuers in the same industry.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its primary investment strategy, each fund (other than the Money Market Fund) may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective. For Tax-Free Minnesota Fund and Tax-Free National Fund, being in a defensive position could result in a portion of the funds' regular income distribution being federally taxable.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, each fund (other than the Money Market Fund) may purchase and sell options, enter into futures contracts or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds; and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance.

FOREIGN INVESTMENTS

The funds, other than the Money Market Fund, U.S. Government Securities Fund, Tax-Free National Fund and Tax-Free Minnesota Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The Money Market Fund may invest in securities of foreign issuers, but not in non-dollar securities, as part of its principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

FOREIGN INVESTMENTS AND EMERGING MARKETS

The funds whose investment strategy discloses that they may invest in foreign investments and emerging markets do so as part of their principal investment strategy. Certain other funds may invest in foreign investments and emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

The funds whose investment strategy discloses that they may invest in securities of small capitalization companies do so as part of their principal strategy. Certain other funds may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

THE FINANCIAL SERVICES SECTOR

The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service industries and can be significantly affected by availability and cost of capital, changes in interest rates and price competition. In addition, various industries of this sector are subject to risks specific to their businesses.

The banking industry will be significantly affected by the recent adoption of federal legislation that has diminished the separation between commercial and investment banking businesses and changed the laws governing capitalization and the savings and loan industry. While providing diversification, this legislation could expose banks to well-financed competitors, particularly as the historical distinctions between banks and other financial institutions erode. Increased competition can also result from the broadening of regional and national interstate banking powers, which has already reduced the number of publicly traded banks. In addition, general economic conditions greatly impact banks that face exposure to credit losses and banks can be significantly affected by interest rate changes.

The brokerage and investment management industry (and certain segments of the life insurance industry) is significantly affected by changes in government regulations, brokerage commission structure, large capital requirements and a very competitive environment. The performance of companies in the brokerage and investment management businesses can be closely tied to the performance of the securities markets and can suffer substantially during market declines. Revenues can also depend on overall market activity.

The insurance industry can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Property and casualty insurance profits can be affected by weather catastrophes and other natural disasters. Life and health insurance profits can be affected by mortality and morbidity rates. Insurance companies can be adversely affected by inadequacy of reserves and cash flows, the inability of reinsurance carriers to pay claims, liability for coverage of environmental clean-up costs from past years, and as yet unidentified liabilities. Also, insurance companies are subject to extensive government regulation, including the imposition of maximum rate levels and can be adversely affected by proposed or potential tax law changes. For example, possible changes in government regulations affecting the health care system could have a dramatic impact on the health insurance industry in the future.

The residential finance and mortgage industry can be significantly affected by changes in government regulation, interest rate movements, home mortgage demand, refinancing activity and residential delinquency trends. The residential real estate finance industry has changed rapidly over the last decade. Regulatory changes at federally insured institutions (in response to high failure rates) have mandated higher capital ratios and more prudent lending. Reduced capacity among insured institutions has created growth opportunities for uninsured companies and secondary market products to fulfill unmet demand for home finance. Change continues in the origination, packaging, selling, holding and insuring of home finance products.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

Global Financial Services Fund, Global Technology Fund, International Small Company Fund, International Capital Appreciation Fund, International Opportunities Fund, Global Leaders Fund, Focus Fund, SmallCap Growth Fund, Small Company Fund, Capital Appreciation Fund, Growth Opportunities Fund, MidCap Fund, Value Opportunities Fund, Growth Fund and Bond Income Strategy Fund are expected to have relatively high portfolio turnover. The other funds may at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS

Equity Securities: Equity Securities include common stock, preferred stock, securities convertible into common stock and warrants or rights to acquire common stock.

Foreign Issuers: (1) Companies organized outside the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States.

Non-Dollar Securities: Securities denominated or quoted in foreign currency or paying income in foreign currency.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Statement of Additional Information which may be obtained free of charge by contacting the fund (see back cover for address and phone number).

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER

Hartford Investment Financial Services, LLC is the investment manager to each fund. HIFSCO is a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company
with over $     billion in assets as of December 31, 2001. At the same time,
HIFSCO had over $     billion in assets under management. HIFSCO is responsible
for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06070.

THE INVESTMENT SUB-ADVISERS

Wellington Management Company, LLP is the investment sub-adviser to each of the funds, other than those subadvised by HIMCO. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2001 Wellington Management had investment management authority over approximately $ billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

The Hartford Investment Management Company (HIMCO(R)) is the investment sub-adviser to the Bond Income Strategy Fund, High Yield Fund, Money Market Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 2001 HIMCO and its wholly-owned subsidiary had investment management
authority over approximately $     billion in assets. HIMCO is principally
located at 55 Farmington Avenue, Hartford, Connecticut 06105.

MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund's average daily net asset value as follows:

MONEY MARKET FUND

                NET ASSET VALUE           ANNUAL RATE
                ---------------           -----------
                First $500,000,000           0.50%
                Next $500,000,000            0.45%
                Amount Over $1 Billion       0.40%

BOND INCOME STRATEGY FUND

                NET ASSET VALUE           ANNUAL RATE
                ---------------           -----------
                First $500,000,000           0.65%
                Next $500,000,000            0.55%
                Amount Over $1 Billion       0.50%

TAX-FREE MINNESOTA FUND

                NET ASSET VALUE           ANNUAL RATE
                ---------------           -----------
                First $50,000,000            0.72%
                Amount Over $50,000,000      0.70%

DIVIDEND AND GROWTH FUND, ADVISERS FUND AND HIGH YIELD FUND

                NET ASSET VALUE           ANNUAL RATE
                ---------------           -----------
                First $500,000,000           0.75%
                Next $500,000,000            0.65%
                Amount Over $1 Billion       0.60%

CAPITAL APPRECIATION FUND, STOCK FUND, GROWTH AND INCOME FUND AND VALUE FUND

                NET ASSET VALUE           ANNUAL RATE
                ---------------           -----------
                First $500,000,000           0.80%
                Next $500,000,000            0.70%
                Amount Over $1 Billion       0.65%

SMALL COMPANY FUND, MIDCAP FUND, INTERNATIONAL OPPORTUNITIES FUND, GLOBAL LEADERS FUND AND MIDCAP VALUE FUND

                NET ASSET VALUE           ANNUAL RATE
                ---------------           -----------
                First $500,000,000           0.85%
                Next $500,000,000            0.75%
                Amount Over $1 Billion       0.70%

U.S. GOVERNMENT SECURITIES FUND AND TAX-FREE NATIONAL FUND

                NET ASSET VALUE           ANNUAL RATE
                ---------------           -----------
                First $50,000,000            0.80%
                Amount Over $50,000,000      0.70%


SMALLCAP GROWTH FUND, GROWTH OPPORTUNITIES FUND, VALUE OPPORTUNITIES FUND AND GROWTH FUND

                NET ASSET VALUE           ANNUAL RATE
                ---------------           -----------
                First $100,000,000           1.00%
                Next $150,000,000            0.80%
                Amount Over $250 million     0.70%

INTERNATIONAL SMALL COMPANY FUND AND INTERNATIONAL CAPITAL APPRECIATION FUND

                NET ASSET VALUE           ANNUAL RATE
                ---------------           -----------
                First $500,000,000           1.00%
                Next $500,000,000            0.90%
                Amount Over $1 Billion       0.85%

GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL SERVICES FUND, GLOBAL HEALTH FUND, GLOBAL TECHNOLOGY FUND AND FOCUS FUND

                NET ASSET VALUE           ANNUAL RATE
                ---------------           -----------
                First $500,000,000           1.00%
                Next $500,000,000            0.95%
                Amount Over $1 Billion       0.90%

For each fund's fiscal year ended October 31, 2001, the investment advisory fees paid to HIFSCO, expressed as a percentage of net assets, were as follows:

       FUND NAME                                                        10/31/2001
       ---------                                                        ----------
       The Hartford Global Communications Fund
       The Hartford Global Financial Services Fund
       The Hartford Global Health Fund
       The Hartford Global Technology Fund
       The Hartford International Small Company Fund(2)
       The Hartford International Capital Appreciation Fund(2)
       The Hartford International Opportunities Fund
       The Hartford Global Leaders Fund
       The Hartford Focus Fund(1)
       The Hartford SmallCap Growth Fund(3)
       The Hartford Small Company Fund
       The Hartford Capital Appreciation Fund
       The Hartford Growth Opportunities Fund(3)
       The Hartford MidCap Value Fund(2)
       The Hartford MidCap Fund
       The Hartford Value Opportunities Fund
       The Hartford Growth Fund(3)
       The Hartford Stock Fund
       The Hartford Growth and Income Fund
       The Hartford Value Fund(2)
       The Hartford Dividend and Growth Fund
       The Hartford Advisers Fund
       The Hartford High Yield Fund
       The Hartford Tax-Free Minnesota Fund(3)
       The Hartford Tax-Free National Fund(3)
       The Hartford U.S. Government Securities Fund(3)
       The Hartford Bond Income Strategy Fund(3)
       The Hartford Money Market Fund

(1) Fund commenced operations               .

(2) Fund commenced operations April 30, 2001.

(3) Does not include an amount received by the fund's previous investment adviser.

PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below.

GLOBAL COMMUNICATIONS FUND This fund is managed by Wellington Management using a team of its global industry analysts that specialize in the communications industry.

GLOBAL FINANCIAL SERVICES FUND This fund is managed by Wellington Management using a team of its global industry analysts that specialize in the financial services industry.

GLOBAL HEALTH FUND This fund is managed by Wellington Management using a team of its global industry analysts that specialize in the health care sector.

GLOBAL TECHNOLOGY FUND This fund is managed by Wellington Management using a team of its global industry analysts that specialize in the technology sector.

INTERNATIONAL SMALL COMPANY FUND This fund is managed by Edward L. Makin. Edward
L. Makin is a Vice President of Wellington Management. He joined Wellington Management in 1994, and has been an investment professional since 1987.

INTERNATIONAL CAPITAL APPRECIATION FUND This fund is managed by Andrew S. Offit. Andrew S. Offit is a senior Vice President of Wellington Management. He joined Wellington Management in 1997, and has been an investment professional since 1987.

INTERNATIONAL OPPORTUNITIES FUND Trond Skramstad, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception (1996). Mr. Skramstad joined Wellington Management in 1993 and has been an investment professional since 1990. Andrew S. Offit, Vice President of Wellington Management, has served as associate portfolio manager of the fund since 1997. Mr. Offit joined Wellington Management in 1997 and has been an investment professional since 1987.

GLOBAL LEADERS FUND Andrew S. Offit, Senior Vice President of Wellington Management, has served as portfolio manager or co-portfolio manager of the fund since its inception in 1998. Mr. Offit joined Wellington Management in 1997 and has been an investment professional since 1987.

FOCUS FUND The fund is managed by Rand L. Alexander, with Maya K. Bittar as associate portfolio manager.

Mr. Alexander is Senior Vice President of Wellington Management and has served as portfolio manager of the fund since its inception in 1996. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.

Ms. Bittar is Vice President of Wellington Management and has been associate portfolio manager of the fund since July, 2001. She joined Wellington Management in 1998 and has been an investment professional since 1986. Previously she was employed by Firstar Investment Research and Management Company from 1993-1998, McMahan Securities Company, L.P. from 1992-1993 and by Firstar Corporation from 1986-1988.

SMALLCAP GROWTH FUND James A. Rullo and David J. Elliott have been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Rullo, Senior Vice President of Wellington Management, joined Wellington Management in 1994 and has been an investment professional since that time. Mr. Elliott, Vice President of Wellington Management, joined Wellington Management in 1995.

SMALL COMPANY FUND Steven C. Angeli, Vice President of Wellington Management, has served as portfolio manager of the fund since January 2, 2000. Mr. Angeli joined Wellington Management in 1994 and has been an investment professional since 1990.

CAPITAL APPRECIATION FUND Saul J. Pannell, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1996). Mr. Pannell joined Wellington Management in 1979 and has been an investment professional since 1974.

GROWTH OPPORTUNITIES FUND Michael Carmen has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Carmen, Vice President of Wellington Management, joined Wellington Management in 1999. Prior to joining

Wellington Management, he was an equity portfolio manager at Kobrick Funds (1997-1999), State Street Research and Management (1992-1996, 1997) and Montgomery Asset Management (1996).

MIDCAP VALUE FUND The fund is managed by Wellington Management using a team of analysts led by James N. Mordy that specialize in value oriented investing. Mr. Mordy is Senior Vice President of Wellington Management and has led the team since April, 2001. He joined Wellington Management in 1985 and has been an investment professional since that time.

MIDCAP FUND Phillip H. Perelmuter, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1997). Mr. Perelmuter joined Wellington Management in 1995 and has been an investment professional since 1983.

VALUE OPPORTUNITIES FUND James H. Averill, David R. Fassnacht and James N. Mordy have been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Averill, Senior Vice President of Wellington Management, joined Wellington Management in 1986. Mr. Fassnacht, Vice President of Wellington Management, joined Wellington Management in 1991 and has been an investment professional since 1988. Mr. Mordy, Senior Vice President of Wellington Management, joined Wellington Management in 1985.

GROWTH FUND Andrew J. Shilling has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Shilling, Vice President of Wellington Management, joined Wellington Management in 1994.

STOCK FUND The fund is managed by Rand L. Alexander, with Maya K. Bittar as associate portfolio manager.

Mr. Alexander is Senior Vice President of Wellington Management and has served as portfolio manager of the fund since its inception in 1996. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.

Ms. Bittar is Vice President of Wellington Management and has been associate portfolio manager of the fund since July, 2001. She joined Wellington Management in 1998 and has been an investment professional since 1986. Previously she was employed by Firstar Investment Research and Management Company from 1993-1998, McMahan Securities Company, L.P. from 1992-1993 and by Firstar Corporation from 1986-1988.

GROWTH AND INCOME FUND James A. Rullo, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1998). Mr. Rullo joined Wellington Management in 1994 and has been an investment professional since 1987.

VALUE FUND This fund is managed by Wellington Management using a team of analysts led by John R. Ryan that specialize in value oriented investing. John
R. Ryan is a Senior Vice President and Managing Partner of Wellington Management. He joined Wellington Management in 1981 and has been an investment professional since 1981.

DIVIDEND AND GROWTH FUND The fund is managed by Edward P. Bousa.

Mr. Bousa is Vice President of Wellington Management and has served as portfolio manager of the fund since July, 2001. Mr. Bousa joined Wellington Management in 2000 and has been an investment professional since 1980. Previously Mr. Bousa was employed by Putnam Investments from 1992-2000, Fidelity Management Trust Company from 1984-1992, and Louis Dreyfus Corporation from 1980-1982.

ADVISERS FUND Paul D. Kaplan and Rand L. Alexander, Senior Vice Presidents of Wellington Management, have served as co-portfolio managers of the fund since its inception (1996). Mr. Kaplan joined Wellington Management in 1982 and has been an investment professional since 1974. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.

HIGH YIELD FUND The fund is managed by Alison D. Granger, with Christine Mozonski as associate portfolio manager.

Alison D. Granger, Senior Vice President of HIMCO, has served as portfolio manager of the fund since its inception (1998). Ms. Granger joined HIMCO in 1993 and has been an investment professional since 1981.

Christine Mozonski, Vice President of HIMCO, has served as associate portfolio manager of the fund since July 2000. Ms. Mozonski joined HIMCO in June 1992 and has been an investment professional since 1992.

TAX-FREE MINNESOTA FUND Charles Grande has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, Vice President of HIMCO, joined HIMCO in June 1995. Prior to joining HIMCO, he was Assistant Vice President responsible for municipal credit analysis at MBIA and a senior analyst and Deputy Group Head at Credit Suisse Financial Products Co.

TAX-FREE NATIONAL FUND Charles Grande has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, Vice President of HIMCO, joined HIMCO in June 1995. Prior to joining HIMCO, he was Assistant Vice President responsible for municipal credit analysis at MBIA and a senior analyst and Deputy Group Head at Credit Suisse Financial Products Co.

U.S. GOVERNMENT SECURITIES FUND Peter Perrotti has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Perrotti, Senior Vice President of HIMCO, joined HIMCO in 1992 and has managed debt securities since that time.

BOND INCOME STRATEGY FUND Alison D. Granger, Senior Vice President of HIMCO, has served as portfolio manager of the fund since its inception (1996). Ms. Granger joined HIMCO in 1993 and has been an investment professional since 1981.

MONEY MARKET FUND William H. Davison, Jr., Senior Vice President of HIMCO, has served as portfolio manager of the fund since its inception (1996). Mr. Davison joined HIMCO in 1990 and has been an investment professional since 1981.

ABOUT YOUR ACCOUNT

CLASS Y SHARE INVESTOR REQUIREMENTS

In order to buy Class Y shares you must qualify as one of the following types of institutional investors: (1) employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; (2) banks and insurance companies or other large institutional investors; (3) investment companies; and (4) employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates.

OPENING AN ACCOUNT

Please note that if you are purchasing shares through your employer's tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity. Although brokers may be compensated for the sale of Class Y shares in certain cases, there will be no cost to you.

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for each fund is $1 million although this minimum may be waived at the discretion of the funds' officers.

3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions, please contact your financial representative or call the transfer agent at the number shown below.

4    Make your initial investment selection.

         ADDRESS:                                PHONE NUMBER:
 THE HARTFORD FUND FAMILY                        1-888-843-7824
      P.O. BOX 64387
  ST. PAUL, MN 55164-0387       OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
                             PLAN ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

BUYING SHARES

                                OPENING AN ACCOUNT                           ADDING TO AN ACCOUNT

         BY CHECK
         [CHECK ICON]           o Make out a check for the investment        o Make out a check for the investment
                                  amount, payable to "The Hartford Mutual      amount, payable to "The Hartford Mutual
                                  Fund."                                       Fund."

                                o Deliver the check and your completed       o Fill out the detachable investment slip
                                  application to your financial                from an account statement. If no slip
                                  representative, or mail to the address       is available, include a note specifying
                                  listed below.                                the fund name, your share class, your
                                                                               account number and the name(s) in which
                                                                               the account is registered.

                                                                             o Deliver the check and your investment
                                                                               slip or note to your financial
                                                                               representative, or mail to the address
                                                                               listed below.

         BY EXCHANGE
         [ARROW ICON]           o Call your financial representative, plan   o Call your financial representative,
                                  administrator or the transfer agent at       plan administrator or the transfer
                                  the number below to request an exchange.     agent at the number below to request an
                                  The minimum exchange amount is $500 per      exchange. The minimum exchange amount
                                  fund.                                        is $500 per fund.

         BY WIRE
         [COMPUTER ICON]        o Deliver your completed application to      o Instruct your bank to wire the amount
                                  your financial representative, or mail       of your investment to:
                                  it to the address below.
                                                                                 State Street Bank and Trust Company
                                o Obtain your account number by calling          Account # 9905-205-2
                                  your financial representative or the           Routing # 011000028
                                  phone number below.

                                o Instruct your bank to wire the amount of     Specify the fund name, your share
                                  your investment to:                          class, your account number and the
                                                                               name(s) in which the account is
                                                                               registered. Your bank may charge a fee
                                                                               to wire funds.
                                     State Street Bank and Trust Company
                                     Account # 9905-205-2
                                     Routing # 011000028

                                  Specify the fund name, your choice of share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

         BY PHONE
         [PHONE ICON]           o See "By Wire" and "By Exchange"            o Verify that your bank or credit union
                                                                               is a member of the Automated Clearing
                                                                               House (ACH) system.

                                                                             o Complete the "Telephone Exchanges and
                                                                               Telephone Redemption" and "Bank Account
                                                                               or Credit Union Information" sections on
                                                                               your account application.

                                                                             o Call the transfer agent at the number
                                                                               below to verify that these features are
                                                                               in place on your account.

                                                                             o Tell the transfer agent representative
                                                                               the fund name, your share class, your
                                                                               account number, the name(s) in which the
                                                                               account is registered and the amount of
                                                                               your investment.

        ADDRESS:                                  PHONE NUMBER:
THE HARTFORD FUND FAMILY                         1-888-843-7824
     P.O. BOX 64387
ST. PAUL, MN 55164-0387            OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
                                     PLAN ADMINISTRATOR FOR INSTRUCTIONS AND
                                                   ASSISTANCE.

SELLING SHARES

BY LETTER

[LETTER ICON]                            o Write a letter of instruction or complete a power of attorney indicating the fund name, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

                                         o Include all signatures and any additional documents that may be required (see next page).

                                         o Mail the materials to the address below.

                                         o A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

BY PHONE

[PHONE ICON]                             o Restricted to sales of up to $50,000 in any 7-day period.

                                         o For automated service 24 hours a day using your touch-tone phone, call the number shown below.

                                         o To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 6 P.M. Eastern Time on most business days. Generally, orders received after 4 P.M. Eastern Time will receive the next business day's offering price.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

[COMPUTER ICON]                          o Fill out the "Telephone Exchanges and Telephone Redemption" and
                                           "Bank Account or Credit Union Information" sections of your new account application.

                                         o Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

                                         o Amounts of $1,000 or more will be wired on the next business day.
                                           Your bank may charge a fee for this service.

                                         o Amounts of less than $1,000 may be sent by EFT or by check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service.

                                         o Phone requests are limited to amounts up to $50,000 in a 7-day period.

BY EXCHANGE

[ARROW ICON]                             o Obtain a current prospectus for the fund into which you are exchanging by calling your financial representative or the transfer agent at the number below.

                                         o Call your financial representative or the transfer agent to request an exchange.

SELLING SHARES IN WRITING

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

                           o your address of record has changed within the past
                             30 days

[LETTER ICON]              o you are selling more than $50,000 worth of shares

                           o you are requesting payment other than by a check
                             mailed to the address of record and payable to the registered owner(s)

Please note that a notary public CANNOT provide a signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a signature guarantee.

        ADDRESS:                                PHONE NUMBER:
THE HARTFORD FUND FAMILY                        1-888-843-7824
     P.O. BOX 64387
ST. PAUL, MN 55164-0387        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

TRANSACTION POLICIES

VALUATION OF SHARES

The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4 p.m. Eastern Time). Except for the Money Market Fund, the funds use market prices in valuing portfolio securities, but may use fair-value estimates, as determined by HIFSCO under the direction of the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities (other than short-term obligations) held by each fund other than the Money Market Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's assets, and investment of the other funds that will mature in 60 days or less, are valued at amortized cost, which approximates market value.

Certain funds may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of the fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

BUY AND SELL PRICES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received, if your order is complete (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares. This transaction fee is separate from any sales charge that the funds may apply.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

o The fund name and account number.

o The amount of the transaction (in dollars or shares).

o Signatures of all owners exactly as registered on the account (for mail requests).

o Signature guarantees (if required).

Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES

You may exchange shares of one fund for shares of the same class of any other. The registration for both accounts involved must be identical. You may be subject to tax liability as a result of your exchange.

RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING

Because excessive account transactions can disrupt the management of the funds and increase transaction costs for all shareholders, the funds limit account activity as follows:

1 you may make no more than two substantive exchanges out of the same fund in any 90 day period (excluding automatic programs);

2    the funds may refuse a share purchase at any time, for any reason;

3 the funds may revoke an investor's exchange privilege at any time, for any reason.

"Substantive" means a dollar amount that the funds determine, in their sole discretion, could adversely affect the management of the funds.

CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 15 calendar days after the purchase.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, Inc., or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

o after every transaction (except a dividend or distribution reinvestment) that affects your account balances

o after any changes of name or address of the registered owner(s)

o in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If you are a participant in an employer-sponsored retirement plan you will receive statements from your plan administrator.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income of the funds are normally declared and paid annually. Dividends from the net investment income of the Growth and Income Fund, Dividend and Growth Fund and Advisers Fund are declared and paid quarterly. Dividends from the net investment income of the Bond Income Strategy Fund, High Yield Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund are declared and paid monthly. Dividends from net investment income of the Money Market Fund are declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you currently elect to receive monthly/quarterly dividends in cash, beginning October 15, 2001, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to continue receiving cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as capital gains and distributions from short-term capital gains and from income are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. Tax rates may vary depending on how long a fund investment is held. See your application for distribution options.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $100 or as much as $50,000 between your bank account and fund account using the ACH network.

If you are a participant in a tax qualified retirement plan, check with your plan administrator for additional investor services.

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL COMMUNICATIONS FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

                                                                YEAR ENDED:
                                                                10/31/2001
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                            $

Income from Investment Operations:

  Net investment income (loss)

  Net realized and unrealized gain (loss) on investments

  Total from investment operations

Less distributions:

  Dividends from net investment income

  Distributions from capital gains

  Return of capital

  Total distributions

Net asset value, end of period

TOTAL RETURN(1)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)

Ratio of expenses to average net assets before waivers and reimbursements(2)

Ratio of expenses to average net assets after waivers and reimbursements(2)

Ratio of net investment income (loss) to average net assets(2)

Portfolio turnover rate(3)

(1) Not annualized.

(2) Annualized.

(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

                                                                 YEAR ENDED:
                                                                 10/31/2001
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                             $

Income from Investment Operations:

  Net investment income (loss)

  Net realized and unrealized gain (loss) on investments

  Total from investment operations

Less distributions:

  Dividends from net investment income

  Distributions from capital gains

  Return of capital

  Total distributions

Net asset value, end of period

TOTAL RETURN(1)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)

Ratio of expenses to average net assets before waivers and reimbursements(2)

Ratio of expenses to average net assets after waivers and reimbursements(2)

Ratio of net investment income (loss) to average net assets(2)

Portfolio turnover rate(3)

(1) Not annualized.

(2) Annualized.

(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL HEALTH FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

                                                              YEAR ENDED:       5/1/2000-
                                                              10/31/2001      10/31/2000(1)
                                                                              -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                         $       13.89    $       10.00

Income from Investment Operations:

  Net investment income (loss)                                                         0.01

  Net realized and unrealized gain (loss) on investments                               3.88
                                                                              -------------

  Total from investment operations                                                     3.89

Less distributions:

  Dividends from net investment income                                                 0.00

  Distributions from capital gains                                                     0.00

  Return of capital                                                                    0.00
                                                                              -------------

  Total distributions                                                                  0.00
                                                                              -------------

Net asset value, end of period                                                $       13.89
                                                                              =============

TOTAL RETURN(2)                                                                       39.04%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                                      $       2,507

Ratio of expenses to average net assets before waivers and
  reimbursements(3)                                                                    1.20%

Ratio of expenses to average net assets after waivers and
  reimbursements(3)                                                                    1.20%

Ratio of net investment income (loss) to average net
  assets(3)                                                                            0.12%

Portfolio turnover rate(4)                                                             92.0%

(1) The Fund was declared effective by the Securities and Exchange Commission on May 1, 2000.

(2)  Not annualized.

(3)  Annualized.

(4) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL TECHNOLOGY FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

                                                              YEAR ENDED:      5/1/2000-
                                                              10/31/2001     10/31/2000(1)
                                                                             -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                         $        8.73   $       10.00

Income from Investment Operations:

  Net investment income (loss)                                                       (0.02)

  Net realized and unrealized gain (loss) on investments                             (1.25)
                                                                             -------------

  Total from investment operations                                                   (1.27)

Less distributions:

  Dividends from net investment income                                                0.00

  Distributions from capital gains                                                    0.00

  Return of capital                                                                   0.00
                                                                             -------------

  Total distributions                                                                 0.00
                                                                             -------------

Net asset value, end of period                                               $        8.73
                                                                             =============

TOTAL RETURN(2)                                                                     (14.16)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                                     $       4,677

Ratio of expenses to average net assets before waivers and
  reimbursements(3)                                                                   1.32%

Ratio of expenses to average net assets after waivers and
  reimbursements(3)                                                                   1.20%

Ratio of net investment income (loss) to average net
  assets(3)                                                                          (0.92)%

Portfolio turnover rate(4)                                                          103.69%

(1) The Fund was declared effective by the Securities and Exchange Commission on May 1, 2000.

(2)  Not annualized

(3)  Annualized

(4) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

                                                                   PERIOD
                                                                   ENDED:
                                                                  4/30/2001 -
                                                                 10/31/2001(1)
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                            $

Income from Investment Operations:

  Net investment income (loss)

  Net realized and unrealized gain (loss) on investments

  Total from investment operations

Less distributions:

  Dividends from net investment income

  Distributions from capital gains

  Return of capital

  Total distributions

Net asset value, end of period

TOTAL RETURN(2)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)

Ratio of expenses to average net assets before waivers and reimbursements(3)

Ratio of expenses to average net assets after waivers and reimbursements(3)

Ratio of net investment income (loss) to average net
  Assets(3)

Portfolio turnover rate(4)

(1)  The fund became effective and open for investment on April 30, 2001.

(2)  Not annualized.

(3)  Annualized.

(4) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

                                                                         PERIOD
                                                                         ENDED:
                                                                       4/30/2001 -
                                                                      10/31/2001(1)
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                  $

Income from Investment Operations:

  Net investment income (loss)

  Net realized and unrealized gain (loss) on investments

  Total from investment operations

Less distributions:

  Dividends from net investment income

  Distributions from capital gains

  Return of capital

  Total distributions

Net asset value, end of period

TOTAL RETURN(2)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)

Ratio of expenses to average net assets before waivers and reimbursements(3)

Ratio of expenses to average net assets after waivers and reimbursements(3)

Ratio of net investment income (loss) to average net
  Assets(3)

Portfolio turnover rate(4)

(1)  The fund became effective and open for investment on April 30, 2001.

(2)  Not annualized.

(3)  Annualized.

(4) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                                                                                  YEAR ENDED:
                                                 YEAR ENDED:  PERIOD:              ----------------------------------------
                                                                1/1/2000-
                                                 10/31/2001   10/31/2000(1)        12/31/1999     12/31/1998     12/31/1997
                                                 ----------   -------------        ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period             $    13.19   $       15.56        $    11.97     $    10.62     $    10.73

Income from investment operations:

Net investment income (loss)                                           0.12              0.09           0.12           0.15

Net realized and unrealized gain (loss) on
  investments                                                         (2.43)             4.51           1.27          (0.02)
                                                              -------------        ----------     ----------     ----------

Total from investment operations                                      (2.31)             4.60           1.39           0.13

Less distributions:

  Dividends from net investment income                                (0.01)            (0.18)         (0.04)         (0.07)

  Distributions from capital gains                                    (0.05)            (0.83)          0.00          (0.17)

  Return of capital                                                   0.000             0.000          0.000          0.000
                                                              -------------        ----------     ----------     ----------

Total distributions                                                   (0.06)            (1.01)         (0.04)         (0.24)
                                                              -------------        ----------     ----------     ----------

Net asset value, end of period                                $       13.19        $    15.56     $    11.97     $    10.62
                                                              =============        ==========     ==========     ==========

TOTAL RETURN                                                         (14.91)%(2)        39.63%         13.11%          1.31%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                      $      22,454        $   25,403     $   10,860     $    6,422

Ratio of expenses to average net assets before
  waivers and reimbursements                                           1.06%(3)          1.11%          1.36%          1.76%

Ratio of expenses to average net assets after
  waivers and reimbursements                                           1.06%(3)          1.11%          1.20%          1.20%

Ratio of net investment income (loss) to
  average net assets                                                   1.13%(3)          1.07%          1.17%          1.33%

Portfolio turnover rate(4)                                           120.85%           128.26%        148.58%         59.16%

(1) The Funds' fiscal year end has been changed to October 31st.

(2) Not annualized.

(3) Annualized.

(4) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL LEADERS FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                                               YEAR ENDED:  PERIOD:              YEAR ENDED:    PERIOD:
                                                                              1/1/2000-                          9/30/1998-
                                                               10/31/2001   10/31/2000(5)        12/31/1999     12/31/1998(1)
                                                               ----------   -------------        ----------     -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                           $    17.73   $       18.68        $    12.69     $       10.00

Income from investment operations:

Net investment income (loss)                                                         0.03              0.03              0.01

Net realized and unrealized gain (loss) on investments                              (0.89)             6.08              3.03
                                                                            -------------        ----------     -------------

Total from investment operations                                                    (0.86)             6.11              3.04

Less distributions:

  Dividends from net investment income                                               0.00              0.00              0.00

  Distributions from capital gains                                                  (0.09)            (0.12)            (0.35)

  Return of capital                                                                 0.000             0.000             0.000
                                                                            -------------        ----------     -------------

Total distributions                                                                 (0.09)            (0.12)            (0.35)
                                                                            -------------        ----------     -------------

Net asset value, end of period                                              $       17.73        $    18.68     $       12.69
                                                                            =============        ==========     =============

TOTAL RETURN                                                                        (4.62)%(3)        48.39%            30.57%(3)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                                    $      10,001        $    4,423     $         392

Ratio of expenses to average net assets before waivers and
  reimbursements                                                                     1.01%(4)          1.10%             2.46%(4)

Ratio of expenses to average net assets after waivers and
  reimbursements                                                                     1.01%(4)          1.10%             1.20%(4)

Ratio of net investment  income (loss) to average net assets                         0.41%(4)          0.32%             0.31%(4)

Portfolio turnover rate(2)                                                         290.04%           203.74%            49.04%

(1) The Fund was declared effective by the Securities and Exchange Commission on September 30, 1998.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(3)  Not annualized.

(4)  Annualized.

(5)  The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD FOCUS FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

                                                                           PERIOD
                                                                           ENDED:
                                                                         4/30/2001 -
                                                                        10/31/2001(1)
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                   $

Income from Investment Operations:

  Net investment income (loss)

  Net realized and unrealized gain (loss) on investments

  Total from investment operations

Less distributions:

  Dividends from net investment income

  Distributions from capital gains

  Return of capital

  Total distributions

Net asset value, end of period

TOTAL RETURN(2)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)

Ratio of expenses to average net assets before waivers and reimbursements(3)

Ratio of expenses to average net assets after waivers and reimbursements(3)

Ratio of net investment income (loss) to average net
  Assets(3)

Portfolio turnover rate(4)

(1)  The fund became effective and open for investment on April 30, 2001.

(2)  Not annualized.

(3)  Annualized.

(4) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND - CLASS L

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALL COMPANY FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                                YEAR ENDED:     PERIOD:                          YEAR ENDED:
                                                                -------           ----------------------------------------
                                                               1/1/2000-
                                                10/31/2001   10/31/2000(1)        12/31/1999     12/31/1998     12/31/1997
                                                ----------   -------------        ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period            $    18.50   $       20.84        $    13.47     $    12.24     $    10.71

Income from investment operations:

Net investment income (loss)                                         (0.02)            (0.03)         (0.03)         (0.01)

Net realized and unrealized gain (loss) on
  investments                                                        (1.43)             8.70           1.38           2.09
                                                             -------------        ----------     ----------     ----------

Total from investment operations                                     (1.45)             8.67           1.35           2.08

Less distributions:

  Dividends from net investment income                                0.00              0.00           0.00           0.00

  Distributions from capital gains                                   (0.89)            (1.30)         (0.12)         (0.55)

  Return of capital                                                   0.00              0.00           0.00           0.00
                                                             -------------        ----------     ----------     ----------

Total distributions                                                  (0.89)            (1.30)         (0.12)         (0.55)
                                                             -------------        ----------     ----------     ----------

Net asset value, end of period                               $       18.50        $    20.84     $    13.47     $    12.24
                                                             =============        ==========     ==========     ==========

TOTAL RETURN                                                         (7.27)%(2)        66.37%         11.05%         19.69%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                     $      46,205        $   39,536     $   13,004     $    9,062

Ratio of expenses to average net assets
  before waivers and reimbursements                                   0.96%(3)          0.99%          1.02%          1.30%

Ratio of expenses to average net assets after
  waivers and reimbursements                                          0.96%(3)          0.99%          1.00%          1.00%

Ratio of net investment income (loss) to
  average net assets                                                 (0.23)%(3)        (0.46)%        (0.33)%        (0.14)%

Portfolio turnover rate(4)                                          158.15%           176.74%        266.82%        255.37%

(1) The Funds' fiscal year end has been changed to October 31st.

(2) Not annualized.

(3) Annualized.

(4) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                                  YEAR ENDED:  PERIOD:                             YEAR ENDED:
                                                                                    ----------------------------------------
                                                                 1/1/2000-
                                                  10/31/2001   10/31/2000(1)        12/31/1999     12/31/1998     12/31/1997
                                                  ----------   -------------        ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period              $    33.94   $       32.27        $    20.66     $    20.05     $    13.38

Income from investment operations:

Net investment income (loss)                                            0.03              0.00          (0.06)         (0.03)

Net realized and unrealized gain (loss) on
  investments                                                           3.30             13.52           0.80           7.47
                                                               -------------        ----------     ----------     ----------

Total from investment operations                                        3.33             13.52           0.74           7.44

Less distributions:

  Dividends from net investment income                                  0.00              0.00           0.00           0.00

  Distributions from capital gains                                     (1.66)            (1.91)         (0.13)         (0.77)

  Return of capital                                                    0.000             0.000          0.000          0.000
                                                               -------------        ----------     ----------     ----------

Total distributions                                                    (1.66)            (1.91)         (0.13)         (0.77)
                                                               -------------        ----------     ----------     ----------

Net asset value, end of period                                 $       33.94        $    32.27     $    20.66     $    20.05
                                                               =============        ==========     ==========     ==========

TOTAL RETURN                                                           10.60%(2)         67.49%          3.68%         56.00%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                       $      89,477        $   64,688     $   27,700     $   26,693

Ratio of expenses to average  net assets before
  waivers and reimbursements                                            0.80%(3)          0.87%          0.96%          1.13%

Ratio of expenses to average net assets after
  waivers and reimbursements                                            0.80%(3)          0.87%          0.96%          1.00%

Ratio of net investment income (loss) to
  average net assets                                                    0.05%(3)         (0.16)%        (0.27)%        (0.35)%

Portfolio turnover rate(4)                                            129.79%           168.97%        123.42%        119.62%

(1) The Funds' fiscal year end has been changed to October 31st.

(2) Not annualized.

(3) Annualized.

(4) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND - CLASS L

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

Financial Highlights

THE HARTFORD MIDCAP VALUE FUND - CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                                             YEAR ENDED:  PERIOD:                       YEAR ENDED:
                                                                                               ----------------------------
                                                                            1/1/2000-
                                                             10/31/2001   10/31/2000(3)        12/31/1999     12/31/1998(1)
                                                             ----------   -------------        ----------     -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                         $    22.72   $       17.94        $    12.35     $       10.00

Income from investment operations:

Net investment income (loss)                                                      (0.01)            (0.02)            (0.02)

Net realized and unrealized gain (loss) on investments                             5.49              6.18              2.37
                                                                          -------------        ----------     -------------

Total from investment operations                                                   5.48              6.16              2.35

Less distributions:

  Dividends from net investment income                                             0.00              0.00              0.00

  Distributions from capital gains                                                (0.70)            (0.57)             0.00

  Return of capital                                                               0.000             0.000             0.000
                                                                          -------------        ----------     -------------

Total distributions                                                               (0.70)            (0.57)             0.00
                                                                          -------------        ----------     -------------

Net asset value, end of period                                            $       22.72        $    17.94     $       12.35
                                                                          =============        ==========     =============

TOTAL RETURN                                                                      31.01%(5)         50.87%            23.62%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                                  $      62,343        $   17,997     $       3,750

Ratio of expenses to average net assets before waivers and
  reimbursements                                                                   0.96%(4)          0.97%             1.12%

Ratio of expenses to average net assets after waivers and
  reimbursements                                                                   0.96%(4)          0.97%             1.00%

Ratio of net investment income (loss) to average net assets                        (0.3)%(4)        (0.31)%           (0.33)%


Portfolio turnover rate(2)                                                       110.37%           122.52%           139.02%

(1) The Fund was declared effective by the Securities and Exchange Commission on December 31, 1997.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(3)  The Funds' fiscal year end has been changed to October 31st.

(4)  Annualized.

(5)  Not annualized.

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND, INC. - CLASS L

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND - CLASS L

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

FINANCIAL HIGHLIGHTS

THE HARTFORD STOCK FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                                   YEAR ENDED:  PERIOD:                             YEAR ENDED:
                                                                                     ----------------------------------------
                                                                  1/1/2000-
                                                   10/31/2001   10/31/2000(1)        12/31/1999     12/31/1998     12/31/1997
                                                   ----------   -------------        ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period               $    23.85   $       23.99        $    19.89     $    15.25     $    11.55

Income from investment operations:

Net investment income (loss)                                             0.05             (0.01)          0.06           0.03

Net realized and unrealized gain (loss) on
  investments                                                            0.02              4.53           4.78           3.70
                                                                -------------        ----------     ----------     ----------

Total from investment operations                                         0.07              4.52           4.84           3.73

Less distributions:

  Dividends from net investment income                                   0.00              0.00           0.00           0.00

  Distributions from capital gains                                      (0.21)            (0.42)         (0.19)         (0.03)

  Return of capital                                                      0.00              0.00          (0.01)         0.000
                                                                -------------        ----------     ----------     ----------

Total distributions                                                     (0.21)            (0.42)         (0.20)         (0.03)
                                                                -------------        ----------     ----------     ----------

Net asset value, end of period                                  $       23.85        $    23.99     $    19.89     $    15.25
                                                                =============        ==========     ==========     ==========

TOTAL RETURN                                                             0.28%(2)         22.91%         31.80%         32.33%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                        $      32,123        $   31,129     $    7,919     $    5,510

Ratio of expenses to average net assets before
  waivers and reimbursements                                             0.80%(3)          0.91%          0.96%          1.11%

Ratio of expenses to average net assets after
  waivers and reimbursements                                             0.80%(3)          0.91%          0.96%          1.00%

Ratio of net investment income (loss) to average
  net assets                                                             0.28%(3)          0.36%          0.36%          0.53%

Portfolio turnover rate(4)                                              37.85%            33.62%         37.03%         42.83%

(1) The Funds' fiscal year end has been changed to October 31st.

(2) Not annualized.

(3) Annualized.

(4) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH AND INCOME FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                                                 YEAR ENDED:  PERIOD:            YEAR ENDED:       PERIOD:
                                                                                1/1/2000-                            4/30/1998-
                                                                 10/31/2001   10/31/2000(5)      12/31/1999        12/31/1998(1)
                                                                 ----------   -------------      ----------        -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                             $    13.78   $       13.83      $    11.48        $       10.00

Income from investment operations:

Net investment income (loss)                                                           0.02            0.06                 0.05

Net realized and unrealized gain (loss) on investments                                 0.04            2.39                 1.46
                                                                              -------------      ----------        -------------

Total from investment operations                                                       0.06            2.45                 1.51

Less distributions:

  Dividends from net investment income                                                 0.00            0.00                 0.00

  Distributions from capital gains                                                    (0.11)          (0.10)                0.00

  Return of capital                                                                    0.00            0.00                (0.03)
                                                                              -------------      ----------        -------------

Total distributions                                                                   (0.11)          (0.10)               (0.03)
                                                                              -------------      ----------        -------------

Net asset value, end of period                                                $       13.78      $    13.83        $       11.48
                                                                              =============      ==========        =============

TOTAL RETURN                                                                           0.44%(3)       21.45%               15.18%(3)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                                      $         490      $      480        $         386

Ratio of expenses to average net assets before waivers and
  reimbursements                                                                       0.95%(4)        0.93%                1.20%(4)

Ratio of expenses to average net assets after waivers and
  reimbursements                                                                       0.95%(4)        0.93%                1.00%(4)

Ratio of net investment income (loss) to average net assets                            0.26%(4)        0.51%                0.76%(4)

Portfolio turnover rate(2)                                                            62.61%          52.98%               35.10%

(1) The Fund was declared effective by the Securities and Exchange Commission on April 30, 1998.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(3)  Not annualized.

(4)  Annualized.

(5)  The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE FUND - CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

FINANCIAL HIGHLIGHTS

THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

                                                                                                 CLASS Y --
                                                 YEAR ENDED:  PERIOD:                            YEAR ENDED:
                                                                                   ----------------------------------------
                                                                1/1/2000-
                                                 10/31/2001   10/31/2000(1)        12/31/1999     12/31/1998     12/31/1997
                                                 ----------   -------------        ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period             $    17.96   $       16.96        $    16.69     $    14.77     $    11.46

Income from investment operations:

Net investment income (loss)                                           0.22              0.21           0.24           0.21

Net realized and unrealized gain (loss) on
  investments                                                          1.01              0.63           1.94           3.39
                                                              -------------        ----------     ----------     ----------

Total from investment operations                                       1.23              0.84           2.18           3.60

Less distributions:

  Dividends from net investment income                                (0.15)            (0.22)         (0.19)         (0.15)

  Distributions from capital gains                                    (0.08)            (0.35)         (0.07)         (0.14)

  Return of capital                                                   0.000             0.000          0.000          0.000
                                                              -------------        ----------     ----------     ----------

Total distributions                                                   (0.23)            (0.57)         (0.26)         (0.29)
                                                              -------------        ----------     ----------     ----------

Net asset value, end of period                                $       17.96        $    16.96     $    16.69     $    14.77
                                                              =============        ==========     ==========     ==========

TOTAL RETURN                                                           7.37%(2)          5.10%         14.86%         31.59%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                      $      22,441        $   23,616     $   17,098     $   13,236

Ratio of expenses to average net assets before
  waivers and reimbursements                                           0.85%(3)          0.87%          0.91%          1.09%

Ratio of expenses to average net assets after
  waivers and reimbursements                                           0.85%(3)          0.87%          0.91%          0.95%

Ratio of net investment income (loss) to
  average net assets                                                   1.45%(3)          1.42%          1.53%          1.83%

Portfolio turnover rate(4)                                            56.24%            50.21%         46.43%         28.75%

(1) The Funds' fiscal year end has been changed to October 31st.

(2) Not annualized.

(3) Annualized.

(4) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD ADVISERS FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                                YEAR ENDED:  PERIOD:                            YEAR ENDED:
                                                                                  ----------------------------------------
                                                               1/1/2000-
                                                10/31/2001   10/31/2000(1)        12/31/1999     12/31/1998     12/31/1997
                                                ----------   -------------        ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period            $    17.24   $       17.16        $    15.80     $    13.46     $    11.10

Income from investment operations:

Net investment income (loss)                                          0.33              0.35           0.29           0.31

Net realized and unrealized gain (loss) on
  investments                                                         0.16              1.61           2.59           2.32
                                                             -------------        ----------     ----------     ----------

Total from investment operations                                      0.49              1.96           2.88           2.63

Less distributions:

  Dividends from net investment income                               (0.25)            (0.29)         (0.28)         (0.20)

  Distributions from capital gains                                   (0.16)            (0.31)         (0.26)         (0.07)

  Return of capital                                                  0.000             0.000          0.000          0.000
                                                             -------------        ----------     ----------     ----------

Total distributions                                                  (0.41)            (0.60)         (0.54)         (0.27)
                                                             -------------        ----------     ----------     ----------

Net asset value, end of period                               $       17.24        $    17.16     $    15.80     $    13.46
                                                             =============        ==========     ==========     ==========

TOTAL RETURN                                                          2.90%(2)         12.62%         21.62%         23.80%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                     $      64,889        $   68,133     $   57,891     $   39,773

Ratio of expenses to average net assets
  before waivers and reimbursements                                   0.75%(3)          0.79%          0.90%          1.03%

Ratio of expenses to average net assets after
  waivers and reimbursements                                          0.75%(3)          0.79%          0.90%          0.95%

Ratio of net investment income (loss) to
  average net assets                                                  2.22%(3)          2.18%          2.09%          2.08%

Portfolio turnover rate(4)                                           38.37%            34.63%         40.24%         38.62%

(1) The Funds' fiscal year end has been changed to October 31st.

(2) Not annualized.

(3) Annualized.

(4) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD HIGH YIELD FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                                              YEAR ENDED:  PERIOD:              YEAR ENDED:    PERIOD:
                                                                             1/1/2000-                           9/30/1998-
                                                              10/31/2001   10/31/2000(5)        12/31/1999     12/31/1998(1)
                                                              ----------   -------------        ----------     -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                          $     9.10   $        9.78        $    10.16     $       10.00

Income from investment operations:

Net investment income (loss)                                                        0.69              0.78              0.21

Net realized and unrealized gain (loss) on investments                             (0.69)            (0.39)             0.13
                                                                           -------------        ----------     -------------

Total from investment operations                                                    0.00              0.39              0.34

Less distributions:

  Dividends from net investment income                                             (0.68)            (0.77)            (0.18)

  Distributions from capital gains                                                  0.00              0.00              0.00

  Return of capital                                                                0.000             0.000             0.000
                                                                           -------------        ----------     -------------

Total distributions                                                                (0.68)            (0.77)            (0.18)
                                                                           -------------        ----------     -------------

Net asset value, end of period                                             $        9.10        $     9.78     $       10.16
                                                                           =============        ==========     =============

TOTAL RETURN                                                                        0.02%(3)          3.98%             3.51%(3)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                                   $       2,955        $    2,314     $       1,034

Ratio of expenses to average net assets before waivers and
  reimbursements                                                                    0.89%(4)          0.90%             1.17%(4)

Ratio of expenses to average net assets after waivers and
  reimbursements                                                                    0.89%(4)          0.90%             0.95%(4)

Ratio of net investment income (loss) to average net assets                         8.99%(4)          8.20%             7.48%(4)

Portfolio turnover rate(2)                                                         57.19%            52.96%            10.85%

(1) The Fund was declared effective by the Securities and Exchange Commission on September 30, 1998.

(2) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(3)  Not annualized.

(4)  Annualized.

(5)  The Funds' fiscal year end has been changed to October 31st.

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND - CLASS E

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND - CLASS E

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND - CLASS E

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

FINANCIAL HIGHLIGHTS

THE HARTFORD BOND INCOME STRATEGY FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                                YEAR ENDED:  PERIOD                             YEAR ENDED:
                                                                                  ----------------------------------------
                                                               1/1/2000-
                                                10/31/2001   10/31/2000(1)        12/31/1999     12/31/1998     12/31/1997
                                                ----------   -------------        ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period            $    10.22   $        9.99        $    10.81     $    10.64     $    10.27

Income from investment operations:

Net investment income (loss)                                          0.54              0.55           0.58           0.58

Net realized and unrealized gain (loss) on
  investments                                                         0.20             (0.80)          0.24           0.54
                                                             -------------        ----------     ----------     ----------

Total from investment operations                                      0.74             (0.25)          0.82           1.12

Less distributions:

  Dividends from net investment income                               (0.51)            (0.55)         (0.57)         (0.59)

  Distributions from capital gains                                    0.00             (0.02)         (0.08)         (0.16)

  Return of capital                                                  0.000             0.000          0.000          0.000
                                                             -------------        ----------     ----------     ----------

Total distributions                                                  (0.51)            (0.57)         (0.65)         (0.75)
                                                             -------------        ----------     ----------     ----------

Net asset value, end of period                               $       10.22        $     9.99     $    10.81     $    10.64
                                                             =============        ==========     ==========     ==========

TOTAL RETURN                                                          7.60%(2)         (2.31)%         7.98%         11.30%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                     $      30,334        $   28,052     $   10,766     $    5,756

Ratio of expenses to average net assets
  before waivers and reimbursements                                   0.77%(3)          0.80%          0.84%          1.01%

Ratio of expenses to average net assets after
  waivers and reimbursements                                          0.77%(3)          0.80%          0.80%          0.80%

Ratio of net investment income (loss) to
  average net assets                                                  6.34%(3)          5.77%          5.48%          5.98%

Portfolio turnover rate(4)                                          139.94%           113.37%        135.01%        220.45%

(1) The Funds' fiscal year end has been changed to October 31st.

(2) Not annualized.

(3) Annualized.

(4) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD MONEY MARKET FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                                YEAR ENDED:  PERIOD:                             YEAR ENDED:
                                                                                  ----------------------------------------
                                                               1/1/2000-
                                                10/31/2001   10/31/2000(1)        12/31/1999     12/31/1998     12/31/1997
                                                ----------   -------------        ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period            $     1.00   $        1.00        $     1.00     $     1.00     $     1.00

Income from investment operations:

Net investment income (loss)                                          0.05              0.05           0.50           0.05

Net realized and unrealized gain (loss) on
  investments                                                         0.00              0.00           0.00           0.00
                                                             -------------        ----------     ----------     ----------

Total from investment operations                                      0.05              0.05           0.50           0.05

Less distributions:

  Dividends from net investment income                               (0.05)            (0.05)         (0.50)         (0.05)

  Distributions from capital gains                                    0.00              0.00           0.00          (0.00)

  Return of capital                                                  0.000             0.000          0.000          0.000
                                                             -------------        ----------     ----------     ----------

Total distributions                                                  (0.05)            (0.05)         (0.50)         (0.05)
                                                             -------------        ----------     ----------     ----------

Net asset value, end of period                               $        1.00        $     1.00     $     1.00     $     1.00
                                                             =============        ==========     ==========     ==========

TOTAL RETURN                                                          4.94%(2)          4.80%          5.16%          5.23%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                     $      18,325        $    8,953     $    5,320     $    2,638

Ratio of expenses to average net assets
  before waivers and reimbursements                                   0.65%(3)          0.64%          0.71%          0.82%

Ratio of expenses to average net assets after
  waivers and reimbursements                                          0.55%(3)          0.55%          0.55%          0.55%

Ratio of net investment income (loss) to
  average net assets                                                  5.80%(3)          4.70%          4.99%          5.13%

Portfolio turnover rate                                                N/A               N/A            N/A            N/A

(1) The Funds' fiscal year end has been changed to October 31st.

(2) Not annualized.

(3) Annualized.

                         PRIVACY POLICY AND PRACTICES OF
                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                        AND ITS AFFILIATES (THE HARTFORD)

              Applicable to The Hartford's United States Customers

WE AT THE HARTFORD value our customers' trust and are committed to the responsible management, use and protection of personal information. All insurance companies must collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection and disclosure of personal information.

    1) Personal information, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes personal financial information such as credit history, income, financial benefits, policy or claim information. It also includes personal health information such as individual medical records or information about an illness, disability or injury.

    2) We collect personal information to support our normal business operations. We may obtain personal information directly from the customer, from customer-related transactions and from third parties, such as a consumer reporting agency. Personal information such as name, address, income, payment history or credit history are gathered from sources such as applications, transactions and consumer reports.

    3) The Hartford's employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

    4) We may share personal financial information with our affiliates, such as insurance companies, banks, agents, brokerage firms and administrators.

    5) To service our customers and administer our business, we may also share information with unaffiliated third parties, including agents, brokerage firms, insurance companies, administrators and service providers and as otherwise permitted or required by law. In addition, we may share personal financial information with other unaffiliated third parties who are assisting us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

    PRIOR TO SHARING PERSONAL FINANCIAL INFORMATION WITH UNAFFILIATED THIRD PARTIES, EXCEPT AS DESCRIBED IN THIS POLICY, WE WILL GIVE AFFECTED CUSTOMERS AN OPPORTUNITY TO DIRECT THAT SUCH INFORMATION NOT BE DISCLOSED.

    6) We may disclose personal health information with proper written authorization or as otherwise permitted or required by law.

    7) We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include locked files, user authentication, encryption, firewall technology and the use of detection software.

    We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

    8) We will continue to follow this policy regarding personal information even when a customer relationship no longer exists.

The Hartford will notify customers of our Privacy Policy at the inception of our business relationship and annually thereafter. The Privacy Policy is subject to change at any time. We will notify customers of any modifications at least annually.

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Fund Family:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report and/or the SAI or for shareholder inquiries, please contact the funds at:

BY MAIL:

The Hartford Fund Family
P.O. Box 64387
St. Paul, MN 55164-0387

BY PHONE:

1-888-843-7824

ON THE INTERNET:

www.thehartfordmutualfunds.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-800-732-0330.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

ON THE INTERNET OR BY E-MAIL:

Internet:

www.sec.gov

E-Mail:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.



SEC FILE NUMBER:
         THE HARTFORD MUTUAL FUNDS, INC.                      811-07589
         HARTFORD-FORTIS SERIES FUND, INC.                    811-00558

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                        THINK MUTUAL FUNDS
                                                                  THINK HARTFORD


                                                                 [HARTFORD LOGO]

MFPROY-5-01    Printed in U.S.A.(C)2001 The Hartford, Hartford, CT 06115

                                     PART B

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION
                          FOR THE HARTFORD FUND FAMILY

                         THE HARTFORD MUTUAL FUNDS, INC.
                  CLASS A, CLASS B, CLASS C AND CLASS Y SHARES

                     THE HARTFORD GLOBAL COMMUNICATIONS FUND
                   THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                         THE HARTFORD GLOBAL HEALTH FUND
                       THE HARTFORD GLOBAL TECHNOLOGY FUND
                  THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                  THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                             THE HARTFORD FOCUS FUND
                         THE HARTFORD SMALL COMPANY FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                         THE HARTFORD MIDCAP VALUE FUND
                            THE HARTFORD MIDCAP FUND
                             THE HARTFORD STOCK FUND
                       THE HARTFORD GROWTH AND INCOME FUND
                             THE HARTFORD VALUE FUND
                      THE HARTFORD DIVIDEND AND GROWTH FUND
                           THE HARTFORD ADVISERS FUND
                          THE HARTFORD HIGH YIELD FUND
                     THE HARTFORD BOND INCOME STRATEGY FUND
                         THE HARTFORD MONEY MARKET FUND

                       HARTFORD-FORTIS SERIES FUND, INC.
                  CLASS A, CLASS B, CLASS C, CLASS E, CLASS H,
                 CLASS L, CLASS M, CLASS N, CLASS Y AND CLASS Z

                        THE HARTFORD SMALLCAP GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                      THE HARTFORD VALUE OPPORTUNITIES FUND
                            THE HARTFORD GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                       THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

                                 P.O. Box 64387
                             St. Paul, MN 55164-0387

This combined Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the corresponding prospectus. The Funds' audited financial statements as of October 31, 2001 appearing in the Companies' Annual Reports to Shareholders are incorporated herein by reference. A free copy of each Annual Report and each prospectus is available upon request by writing to: The Hartford Fund Family, P. O. Box 64387, St. Paul, MN 55164-0387 or by calling 1-888-843-7824.

Date of Prospectuses:  February ____, 2002
Date of Statement of Additional Information: February ____, 2002

TABLE OF CONTENTS                                                                         PAGE
-----------------                                                                         ----
GENERAL INFORMATION...........................................................................
INVESTMENT OBJECTIVES AND POLICIES............................................................
FUND MANAGEMENT...............................................................................
INVESTMENT MANAGEMENT ARRANGEMENTS............................................................
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................................
FUND EXPENSES.................................................................................
DISTRIBUTION ARRANGEMENTS.....................................................................
PURCHASE AND REDEMPTION OF SHARES.............................................................
DETERMINATION OF NET ASSET VALUE..............................................................
CAPITALIZATION AND VOTING RIGHTS..............................................................
INVESTMENT PERFORMANCE........................................................................
TAXES.........................................................................................
PRINCIPAL UNDERWRITER.........................................................................
CUSTODIAN.....................................................................................
TRANSFER AGENT................................................................................
INDEPENDENT PUBLIC ACCOUNTANTS................................................................
OTHER INFORMATION.............................................................................
FINANCIAL STATEMENTS..........................................................................
APPENDIX......................................................................................

                               GENERAL INFORMATION

        The Hartford Mutual Funds, Inc. and Hartford-Fortis Series Fund, Inc. (together, the "Companies") are open-end management investment companies consisting of twenty-two and seven separate investment portfolios or mutual funds (each a "Fund" or together the "Funds"), respectively. This SAI relates to all of the Funds. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. Hartford-Fortis Series Fund, Inc. was organized as a Maryland corporation on March 23, 2001. The Companies issue separate series of shares of stock for each Fund representing a fractional undivided interest in that Fund. Each series of The Hartford Mutual Funds, Inc. (the "Hartford Funds") issues shares in four different classes: Class A, Class B, Class C and Class Y. Each series of Hartford-Fortis Series Fund, Inc. (the "New Hartford Funds") issues shares in those four classes as well as six additional classes: Class E, Class H, Class L, Class M, Class N and Class Z. Class E, H, L, M, N and Z shares are offered through a separate prospectus describing these classes. Class A, B and C shares are offered through one prospectus describing those classes while Class Y shares are offered through another prospectus describing that class. This SAI relates to Class A, B, C, E, H, L, M, N, Y and Z shares.

        Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager and principal underwriter to each Fund. HIFSCO is an indirect majority-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), an insurance holding company with over $[ ] billion in assets. In addition, Wellington Management Company LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO(R)") are sub-advisers to certain Funds and provide the day-to-day investment management of the Funds. HIMCO is a wholly-owned subsidiary of The Hartford.

        The following are the dates that each Fund began operations:

         Advisers Fund                           July 22, 1996
         Bond Income Strategy Fund               July 22, 1996
         Capital Appreciation Fund               July 22, 1996
         Dividend and Growth Fund                July 22, 1996
         Focus Fund                              May 24, 2001
         Global Communications Fund              October 31, 2000
         Global Financial Services Fund          October 31, 2000
         Global Health Fund                      May 1, 2000
         Global Leaders Fund                     September 30, 1998
         Global Technology Fund                  May 1, 2000
         Growth and Income Fund                  April 30, 1998
         Growth Fund**                           June 8, 1949
         Growth Opportunities Fund**             March 31, 1963
         High Yield Fund                         September 30, 1998
         International Capital Appreciation      April 30, 2001
         Fund
         International Opportunities Fund        July 22, 1996
         International Small Company Fund        April 30, 2001
         MidCap Fund*                            December 31, 1997
         MidCap Value Fund                       April 30, 2001
         Money Market Fund                       July 22, 1996
         SmallCap Growth Fund**                  January 4, 1988
         Small Company Fund                      July 22, 1996
         Stock Fund                              July 22, 1996
         Tax-Free Minnesota Fund**               March 17, 1986
         Tax-Free National Fund**                March 17, 1986
         U.S. Government Securities Fund**       February 28, 1973
         Value Fund                              April 30, 2001
         Value Opportunities Fund**              January 2, 1996

* Class A, B and C shares of this Fund will not be offered to new investors after June 29, 2001. Nevertheless, investors holding such shares of the Fund on that date may purchase additional shares thereafter. If you redeem all of your A, B or C Class shares at any time after June 29, 2001, you may not invest in the Fund again while it remains closed.

** Prior to their reorganization as a series of a Maryland corporation on __________________, 2001, these funds were organized as a Minnesota corporation or a portfolio of a Minnesota corporation.

        The Hartford also sponsors a family of mutual funds that are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by Hartford Life Insurance Company ("Hartford Life") and its affiliates and for certain retirement plans. HL Investment Advisors, LLC ("HL Advisors"), an affiliate of The Hartford, is the investment adviser to that family of funds.

                       INVESTMENT OBJECTIVES AND POLICIES

A. FUNDAMENTAL RESTRICTIONS OF THE FUNDS

        Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

        The investment objective and principal investment strategies of each Fund are set forth in the prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each Fund followed by the principal non-fundamental restrictions and policies applicable to each Fund.

        For purposes of the fundamental investment restrictions, the Hartford Funds are divided into two groups: Group A and Group B.

              Group A                                     Group B
              -------                                     -------
        Global Health Fund                             Global Communications Fund
        Global Technology Fund                         Global Financial Services Fund
        Capital Appreciation Fund                      Focus Fund
        Dividend and Growth Fund                       Value Fund
        Global Leaders Fund                            MidCap Value Fund
        Growth and Income Fund                         International Capital Appreciation Fund
        Small Company Fund                             International Small Company Fund
        International Opportunities Fund
        MidCap Fund
        Stock Fund
        Advisers Fund
        High Yield Fund
        Bond Income Strategy Fund
        Money Market Fund

        Each Group A Fund may not:

        1. Issue senior securities.

        2. Borrow money, except from banks and then only if immediately after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act.

        Each Group B Fund may not:

        1. Issue senior securities to the extent such issuance would violate applicable law.

        2. Borrow money, except (a) the Fund may borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33.33% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

        Each Hartford Fund may not:

        3. Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). This restriction does not apply to the Global Health Fund, Global Technology Fund, Global Communications Fund, or Global Financial Services Fund. Nevertheless, the Global Health Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals, medical products, and health services. Likewise, the Global Technology Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: computers and computer equipment, software and computer services, electronics, and communication equipment.

        4. Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and
(c) loans of cash or securities as permitted by applicable law.

        5. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

        6. Purchase or sell real estate, except that an Fund may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein (e.g. real estate investment trusts),
(c) invest in securities that are secured by real estate or interests therein,
(d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) invest in real estate limited partnerships.

        7. Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

        8. With respect to 75% of a Fund's total assets, except the Global Health Fund, Global Technology Fund, Global Communications Fund, Global Financial Services Fund and the Focus Fund, purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if

        (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

        (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

U.S. GOVERNMENT SECURITIES FUND

     U.S. Government Securities Fund will not:

     1. Issue any senior securities as defined in the 1940 Act.

     2. Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.

     3. Mortgage, pledge, or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.

     4. Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable laws.

     5. Purchase or sell real estate.

     6. Purchase or sell commodities or commodity contracts.

     7. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to securities issued, guaranteed, insured, or collateralized by the U.S. Government or its agencies or instrumentalities.

     8. Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers or directors of the Fund or of its investment adviser who individually own beneficially more than 5% of the outstanding securities of such issuer, together owned beneficially more than 5% of such outstanding securities.

     9. Make loans to other persons except to enter into repurchase agreements and except that the Fund may lend its portfolio securities if such loans are secured by collateral equal to at least the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents, and provided further that such loans may not be made if, as a result, the aggregate of such loans would exceed fifty percent of the value of the Fund's total assets excluding collateral securing such loans taken at current value. The purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities will not be considered the making of a loan. Fund assets may be invested in repurchase agreements in connection with interest bearing debt securities which may otherwise be purchased by the Fund, provided that the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's total assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.

     10. Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.

     11. Participate on a joint or a joint and several basis in any securities trading account.

     12. Invest in puts, calls, or combinations thereof.

     13. Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

     14. Purchase from or sell to any officer, director, or employee of the Fund, or its adviser or underwriter, or any of their officers or directors, any securities other than shares of the Fund's common stock.

     15. Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.

TAX-FREE NATIONAL FUND AND TAX-FREE MINNESOTA FUND

     Neither Tax-Free National Fund nor Tax-Free Minnesota Fund will:

     1. Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or options contracts thereon; however, the Funds may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.

     2. Invest directly in real estate or interests in real estate; however, the Funds may invest in interests in debt securities secured by real estate or interests therein, or debt securities issued by companies which invest in real estate or interests therein.

     3. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

     4. Purchase securities on margin or otherwise borrow money or issue senior securities, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery, or forward commitment basis (including the entering into of "roll" transactions). The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank as a temporary measure to facilitate redemptions (but not for leveraging or investment) in an amount that does not exceed 10% of the value of the Fund's total assets. Investment securities will not be purchased while outstanding bank borrowings (including "roll" transactions) exceed 5% of the value of the Fund's total assets.

     5. Make loans to other persons, except that it may lend its portfolio securities in an amount not to exceed 33 1/3 % of the value of its total assets (including the amount lent) if such loans are secured by collateral at least equal to the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents. Loans shall not be deemed to include repurchase agreements or the purchase or acquisition of a portion of an issue of notes, bonds, debentures, or other debt securities, whether or not such purchase or acquisition is made upon the original issuance of the securities. ("Total assets" of a Fund includes the amount lent as well as the collateral securing such loans.)

     6. Invest 25% or more of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry. (Municipal bonds refunded with U.S. Government securities will be treated as investment in U.S. Government securities and are not subject to this requirement.)

     Each of Tax-Free Minnesota Fund and Tax-Free National Fund must invest at least 80% of its net assets in securities that generate interest that is not includable in gross income for federal income tax purposes, or with respect to the Tax-Free Minnesota Fund, is not includable in taxable net income of individuals, estates and trusts for Minnesota income tax purposes, and is not an item of tax preference for purposes of the federal (or stated Minnesota, in the case of Tax-Free Minnesota Fund) alternative minimum tax.

     In addition, as a fundamental policy, at least 90% of the municipal securities purchased by Tax-Free National Fund and Tax-Free Minnesota Fund will be of "investment grade" quality.

GROWTH FUND AND VALUE OPPORTUNITIES FUND


     Neither Growth Fund nor Value Opportunities Fund will:

     1. Concentrate its investments, that is, invest more than 25% of the value of its assets in any particular industry.

     2. Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or options contracts thereon; however, it may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.

     3. Invest directly in real estate or interests in real estate; however, the Fund may invest in interests in real estate investment trusts, debt securities secured by real estate or interests therein, or debt or equity securities issued by companies which invest in real estate or interests therein.

     4. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

     5. Purchase securities on margin or otherwise borrow money, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery, or forward commitment basis, and may make margin deposits in connection with dealing in commodities or options thereon. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of the Fund's total assets. Investment securities will not be purchased while outstanding borrowings (including "roll" transactions) exceed 5% of the value of the Fund's total assets.

     6. Issue senior securities (as defined in the 1940 Act) other than as set forth in restriction #5 above concerning borrowing and except to the extent that using options and futures contracts or purchasing or selling securities on a when issued, delayed delivery, or forward commitment basis (including the entering into of roll transactions) may be deemed to constitute issuing a senior security.

     7. Make loans to other persons, except that it may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund's total assets (including the amount lent) if such loans are secured by collateral at least equal to the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short term obligations or interest-bearing cash equivalents. Loans shall not be deemed to include repurchase agreements or the purchase or acquisition of a portion of an issue of notes, bonds, debentures, or other debt securities, whether or not such purchase or acquisition is made upon the original issuance of the securities. ("Total assets" of the Fund includes the amount lent as well as the collateral securing such loans.)

GROWTH OPPORTUNITIES FUND

     Growth Opportunities Fund will not:

     1. Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry.

     2. Purchase physical commodities or contracts relating to physical commodities.

     3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

     4. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

     5. Make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     6. Borrow money or issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

SMALLCAP GROWTH FUND

SmallCap Growth Fund will not:

     1. Purchase securities on margin or otherwise borrow money or issue senior securities, except that the Funds, in accordance with their investment objectives and policies, may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from banks, for the account of either Fund, as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of a Fund's total assets. No additional investment securities may be purchased by a Fund while outstanding borrowings exceed 5% of the value of such Fund's total assets.

     2. Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.

     3. Invest in commodities or commodity contracts, other than for hedging purposes only.

     4. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

     5. Participate on a joint or a joint and several basis in any securities trading account.

     6. Invest in real estate, except a Fund may invest in securities issued by companies owning real estate or interests therein.

     7. Make loans to other persons. Repurchase agreements, the lending of securities and the acquiring of debt securities in accordance with the Prospectus and Statement of Additional Information are not considered to be "loans" for this purpose.

     8. Concentrate its investments in any particular industry, except that (i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.; (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc.

     9. Purchase from or sell to any officer, director, or employee of the Company, or the Fund's adviser or underwriter, or any of their officers or directors, any securities other than shares of the Fund's common stock.

     10. Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

     Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

B. NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS.

     The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

     Each Fund may not:

     1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.

     2. Purchase any securities on margin (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     3. Purchase securities while outstanding borrowings exceed 5% of a Fund's total assets.

     4. Sell securities short or maintain a short position except for short sales against the box.

     5. Invest more than 20% of the value of its total assets in the securities of foreign issuers (30% for High Yield Fund and Bond Income Strategy Fund) and non-dollar securities (10% for High Yield Fund and Bond Income Strategy Fund). This policy does not apply to the Money Market Fund or to Funds with the words Global or International in their name.

     6. Acquire any security that is not readily marketable if more than 15% of the net assets of the Fund (10% for the Money Market Fund) taken at market value, would be invested in such securities.

     7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of its total assets.

     If the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

C. NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS

     Each Fund must:

     1. Maintain its assets so that, at the close of each quarter of its taxable year,

     (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer,

     (b) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

D. MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

        The investment objective and principal investment strategies for each Fund are discussed in the Fund's prospectuses. A further description of certain investment strategies used by various Funds is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities are purchased.

        Certain descriptions in each prospectus and this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument which the Funds may purchase are meant to describe the spectrum of investments that a Fund's subadviser, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The subadviser, in its discretion, may employ such practice, technique or instrument for one or more Funds, but not for all Funds for which it serves as subadviser. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

        MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES In addition to the Money Market Fund which may hold cash and invest in money market instruments at any time, all other Funds may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by HIMCO or Wellington Management, subject to the overall supervision of HIFSCO. The Funds may invest up to 100% of their total assets in cash or money market instruments only for temporary defensive purposes.

        Money market instruments include: (1) banker's acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.

        REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price by the Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.

        Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's board of directors has delegated to HIMCO and Wellington Management the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements.

        HIMCO or Wellington Management will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.

        REVERSE REPURCHASE AGREEMENTS Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. A Fund will designate liquid assets equal in value to a Fund's obligations in respect of reverse repurchase agreements.

        DEBT SECURITIES Each Fund is permitted to invest in debt securities including: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers), (3) asset-backed securities (Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Advisers Fund, High Yield Fund, International Opportunities Fund, Bond Income Strategy Fund, U.S. Government Securities Fund and Money Market Fund only), (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's") (International Opportunities Fund, Advisers Fund, High Yield Fund, Bond Income Strategy Fund and U.S. Government Securities Fund), and (5) securities issued or guaranteed as to principal or interest by a foreign issuer including supranational entities such as development banks.

        INVESTMENT GRADE DEBT SECURITIES The Money Market Fund is permitted to invest only in high quality, short term instruments as determined by Rule 2a-7 under the 1940 Act. Each of the other Funds is permitted to invest in debt securities rated within the four highest rating categories (e.g., Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P) (or, if unrated, securities of comparable quality as determined by HIMCO or Wellington Management). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by HIMCO or Wellington Management) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics.

        HIGH YIELD-HIGH RISK DEBT SECURITIES Certain of the Funds are permitted to invest up to 5% of their total assets in fixed income securities rated as low as "C" by Moody's or "CC" by S&P or of comparable quality if not rated. Tax-Free National Fund and Tax-Free Minnesota Fund may invest up to 10% of their total assets in securities rated as low as "Caa" by Moody's or "CCC" by S&P or of comparable quality if not rated. The Bond Income Strategy Fund is permitted to invest up to 30% of its total assets in securities rated in the highest level below investment grade (e.g., "Ba" for Moody's or "BB" by S&P), or if unrated, securities determined to be of comparable quality by HIMCO. Although the High Yield Fund is permitted to invest up to 100% of its total assets in securities rated below investment grade, no more than 10% of total assets are invested in securities rated below B3 by Moody's or B- by S&P, or if unrated, determined to be of comparable quality by HIMCO.

        Securities rated below investment grade are commonly referred to as "high yield-high risk debt securities" or "junk bonds". Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-". If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Securities in the highest category below investment grade are considered to be of poor standing and predominantly speculative. Descriptions of the debt securities ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of a Fund's shares. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

        MORTGAGE-RELATED SECURITIES The mortgage-related securities in which the International Opportunities Fund, Advisers Fund, High Yield Fund, Bond Income Strategy Fund and U.S. Government Securities Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. These Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties.

        The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. Evaluating the risks associated with prepayment and determining the rate at which prepayment is influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

        The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

        ASSET-BACKED SECURITIES Certain Funds may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited.

        MUNICIPAL SECURITIES. Tax-Free Minnesota Fund and Tax-Free National Fund invest in municipal securities. Municipal securities include primarily debt obligations of the states, their agencies, universities, boards, authorities and political subdivisions (for example, cities, towns, counties, school districts, authorities and commissions) issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. In addition, certain types of industrial development bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation and, for the Tax-Free Minnesota Fund, State of Minnesota income taxation (excluding excise taxes imposed on corporations and banks and measured by income). Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial, commercial or office facilities constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.

        The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed, pledged to their payment. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors. (See Appendix .) Tax-Free National Fund and Tax-Free Minnesota Fund do not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the moral obligation, meets the investment criteria established for investments by a fund.

        The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general, not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

        As a fundamental policy, neither Tax-Free Minnesota Fund nor Tax-Free National Fund will invest 25% or more of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. For this purpose, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this requirement or the 5% diversification requirement under the 1940 Act. These refunded municipal bonds will however be counted toward the policy that each of Tax-Free Minnesota Fund and Tax-Free National Fund must invest at least 80% of its net assets in securities that generate interest that is not includable in gross income for federal income tax purposes, or with respect to the Tax-Free Minnesota Fund, is not includable in taxable net income of individuals, estates and trusts for Minnesota income tax purposes, and is not an item of tax preference for purposes of the federal (or State of Minnesota, in the case of Tax-Free Minnesota Fund) alternative minimum tax.

        Securities in which the Funds may invest, including municipal securities, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by Congress or the Minnesota legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest on and principal of their municipal securities may be materially affected.

        For the purpose of diversification under the 1940 Act, the identification of the issuer of a municipal security depends on the terms and conditions of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, will be deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality will be deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a fund exceeds 10% of the value of the fund's total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

        SPECIAL CONSIDERATIONS RELATING TO MINNESOTA MUNICIPAL SECURITIES.

         The following information is a brief summary of certain factors affecting the economy and the fiscal situation of the State of Minnesota (the "State"), and it does not purport to be a complete description of such factors. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State and releases issued by the Minnesota Department of Finance; the information has not been updated, however, from that provided by the State, and it will not be updated during the year. Hartford-Fortis Series Fund, Inc. has not independently verified the information.

         Minnesota's constitutionally prescribed fiscal period is a biennium, and the state operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, the state's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the state's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.

         Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in the manufacturing categories of industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national employment growth, in large part due to declining agricultural employment. The rate of non-farm employment growth in Minnesota exceeded the rate of national growth, however, in the period of 1990 to 1996, and since 1996 Minnesota and U.S. employment have expanded at about the same rate. The State's unemployment rate continues to be substantially less than the national unemployment rate, but statewide payroll employment has fallen as a result of the current economic recession and further declines are expected. Since 1980, Minnesota per capita income generally has remained above the national average.

         Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. The current U.S. economic recession has had a disproportionate effect on projected State revenues. The Economic Forecast released by the Minnesota Department of Finance on December 4, 2001 has projected, under current laws, a general fund deficit of $1.953 billion for the current biennium ending June 30, 2003. The deficit is attributable primarily to projected revenue shortfalls, but projected spending increases also are projected. The projected deficit does not take into account the State's $350 million cash flow account balance or the State's $653 million budget reserve. Use of the budget reserve is not triggered automatically when a deficit is forecast. Total General Fund expenditures and transfers for the biennium are now projected to be $27.807 billion. The Department's planning estimates for the biennium ending June 30, 2005, which previously projected a surplus, now show projected spending exceeding projected revenues by $2.534 billion, under current laws. The Department of Finance has asked State departments and agencies to begin work on options to trim their general fund budgets by 5 percent and by 10 percent. In addition, the Commissioner of Finance has directed other commissioners and agency heads temporarily not to enter into any new grant agreements, pending review of budgetary considerations. On a number of occasions in previous years, State legislation has addressed projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments.

         Minnesota is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. The Economic Forecast states that there is a 30 percent chance that economic conditions will be worse than projected. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures. Department of Finance Forecasts have cautioned that the "budget reserve remains well below the recommended long-term goal of 5 percent of biennial spending."

         State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. Accordingly, factors in addition to the State's financial and economic condition will effect the creditworthiness of Minnesota Municipal Bonds that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota Municipal Bonds that are held by Tax-Free Minnesota Fund or Tax-Free National Fund or the value or marketability of such obligations.

         Certain Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota Municipal Bonds that are held by Tax-Free Minnesota Fund and Tax-Free National Fund. See "Taxes."

        EQUITY SECURITIES Each Fund except the Bond Income Strategy Fund and High Yield Fund as described below and except the Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Money Market Fund may invest all or a portion of their assets in equity securities. In addition, these Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Bond Income Strategy Fund and High Yield Fund may each invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Income Strategy Fund and High Yield Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.

        SMALL CAPITALIZATION SECURITIES All Funds except the Money Market Fund may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, Small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

        FOREIGN ISSUERS AND NON-DOLLAR SECURITIES Foreign issuers include (1) companies organized outside of the United States, and (2) foreign governments and agencies or instrumentalities of foreign governments. Non-dollar securities are securities denominated or quoted in foreign currency or paying income in foreign currency.

        Many of the Funds are permitted to invest a portion of their assets in securities of foreign issuers and non-dollar securities, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, HIMCO or Wellington Management will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

        The SmallCap Growth, Small Company, Capital Appreciation, Growth Opportunities, MidCap, Value Opportunities, Growth, Stock, Growth and Income, Dividend and Growth, Advisers, Value, MidCap Valueand Focus Funds may invest up to 20% of their total assets in the securities of foreign issuers and non-dollar securities. The Money Market Fund may invest up to 25% of its total assets (provided such assets are U.S. dollar denominated), the Bond Income Strategy and High Yield Funds are permitted to invest up to 30% of their total assets and the International Opportunities, Global Health, Global Technology, Global Communications, Global Financial Services, International Capital Appreciation, and International Small Company Funds each may invest 100% of their total assets in such securities. Each of the Bond Income Strategy Fund and High Yield Fund may also invest up to 10% of their total assets in non-dollar securities.

        The Global Leaders Fund invests in at least five countries, one of which is the United States, however, the Fund has no limit on the amount of assets that must be invested in each country. The Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund each invest in at least three countries, one of which may be the United States;

however, the Funds have no limit on the amount of assets that must be invested in each country. Under normal circumstances, the International Capital Appreciation Fund invests in at least five countries; the International Small Company Fund in at least ten. The Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund may invest in securities denominated in any currency.

        Investing in securities of foreign issuers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers. Less information may be available about foreign issuers compared with U.S. issuers. For example, foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. In addition, the values of non-dollar securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

        Investing in foreign government debt securities exposes an Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the government authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political CONDITIONS within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

        From time to time, the International Small Company Fund may invest up to 15% of its total assets and each of the International Capital Appreciation Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Global Leaders Fund and International Opportunities Fund may invest up to 25% of their total assets and each of the High Yield Fund and Bond Fund may invest up to 30% of their total assets in securities of issuers located in countries with emerging economies or securities markets. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices in these markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

        CURRENCY TRANSACTIONS Each Fund, except the Money Market Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

        Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

        The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that HIMCO or Wellington Management deems to be creditworthy.

        The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

        OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, for cash flow management, and, to a lesser extent, to enhance returns, each Fund, except the U.S. Government Securities Fund and Money Market Fund, may employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts involving equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices. A Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

        A Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

        The Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on non-dollar securities they hold or intend to purchase. For example, if a Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency. Similarly, if a Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

        Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. A Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices, all for the purpose of protecting against potential changes in the market value of portfolio securities or in interest rates.

        A Fund may only write covered options only. "Covered" means that, so long as a Fund is obligated as the writer of a call option on particular securities or currency, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will designate for the term of the option, liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

        To hedge against fluctuations in currency exchange rates, a Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security. The Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire.

        The Funds also may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with a Fund's investment objectives and policies.

        Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, a Fund will be required to designate liquid assets equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will designate liquid assets equal in value to the deficiency.

        To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for "bona fide hedging" purposes (as defined by regulations of the CFTC), the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund's net asset value, after taking into account the unrealized gains and unrealized losses on any such contracts. However, options which are currently exercisable may be excluded in computing the 5% limit.

        Although any one Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of HIMCO or Wellington Management to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets, (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover, (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests, (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position, (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations, and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, a Fund may have been in a better position had it not used such a strategy.

        SWAP AGREEMENTS Each Fund, except the Money Market Fund, may enter into interest rate swaps, currency swaps (except Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund), and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

        In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

        Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

        The Funds usually enter into interest rate swaps on a net basis. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If a Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by HIMCO or Wellington Management to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

        The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms HIMCO or Wellington Management, as appropriate, believes are advantageous to such Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the SEC to be illiquid.

        The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on HIMCO's or Wellington Management's ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if HIMCO's or Wellington Management's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

        ILLIQUID INVESTMENTS Each Fund is permitted to invest in illiquid securities or other illiquid investments. A Fund will not, however, acquire illiquid securities or investments if 15% of its net assets (10% for the Money Market Fund) would consist of such securities or investments. Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. A Fund may not be able to sell illiquid securities or other investments when HIMCO or Wellington Management considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. A sale of illiquid securities or investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund's net asset value. Each Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the respective Company's board of directors.

        Under current interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid: (1) repurchase agreements maturing in more than seven days, (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions), (3) option contracts, with respect to specific securities, not traded on a national securities exchange that are not readily marketable, and
(4) any other securities or investments in which a Fund may invest that are not readily marketable.

        WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if HIMCO or Wellington Management deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, it records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will designate liquid assets having a value equal to or greater than the Fund's purchase commitments; likewise a Fund will designate securities sold on a delayed-delivery basis.

        DOLLAR ROLLS In connection with their ability to purchase securities on a when-issued or forward commitment basis, certain Funds may enter into "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. Each Fund will designate until the settlement date liquid assets in an amount equal to the value of the when-issued or forward commitment securities. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of HIMCO or Wellington, as appropriate, to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

        OTHER INVESTMENT COMPANIES Each Fund is permitted to invest in other investment companies. The investment companies in which a Fund would invest may or may not be registered under the 1940 Act. Securities in certain countries are currently accessible to the Funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Generally, a Fund will not purchase a security of an investment company if, as a result: (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund's total assets would be invested in any one such investment company.

        LENDING PORTFOLIO SECURITIES Each of the Funds may lend its portfolio securities to broker-dealers and other institutions as a means of earning interest income. The borrower is required to deposit as collateral and maintain in a segregated account, liquid securities that at all times will be at least equal to 100% of the market value of the loaned securities. While the securities are on loan, the borrower will pay the respective Fund any income accruing thereon.

        Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times, and (2) the value of all securities loaned by a Fund is not more than 33.33% of the Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).

        BORROWING Each Fund may borrow money to the extent set forth under "Investment Objectives and Policies." The Funds do not intend to borrow for leverage purposes. Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

        PORTFOLIO TURNOVER The portfolio turnover rate for Global Technology Fund was significantly higher in 2001 than in 2000 primarily because of volatility in the technology sector during 2001.


                                 FUND MANAGEMENT

        Each Company has a separate board of directors, who elect officers who are responsible for the day-to-day operations of the Company and who execute policies formulated by the directors. The following tables set forth various information about the directors and officers of each Company. With respect to each Company, the first table relates to those directors who are deemed not to be "interested persons" of the Company, as that term is defined in the 1940 Act (i.e. "non-interested directors"), while the second table provides information about the Company's "interested" directors and its officers.

       A. MANAGEMENT OF THE HARTFORD MUTUAL FUNDS, INC. (HARTFORD FUNDS)


NON-INTERESTED DIRECTORS

-----------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AGE   POSITION      TERM OF                                         NUMBER OF         OTHER
                        HELD       OFFICE AND       PRINCIPAL                     PORTFOLIOS IN   DIRECTORSHIPS
                      WITH THE     LENGTH OF      OCCUPATION(S)                    FUND COMPLEX      HELD BY
                       COMPANY    TIME SERVED     DURING LAST 5                     OVERSEEN BY       DIRECTOR
                                                      YEARS                         DIRECTOR
--------------------- ---------- --------------- -------------------------------  --------------- ---------------
WINIFRED ELLEN        Director                   Ms. Coleman
COLEMAN (age 69)                 Since 1995      has served as
27 Buckingham Lane                               President of
West Hartford, CT                                Saint Joseph
06117                                            College since
                                                 1991. She is a
                                                 Director of
                                                 LeMoyne College, St.
                                                 Francis Hospital,
                                                 Connecticut Higher
                                                 Education Student Loan
                                                 Administration,
                                                 and The National
                                                 Conference (Greater
                                                 Hartford Board of
                                                 Directors).

NON-INTERESTED DIRECTORS

-----------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AGE   POSITION      TERM OF                                         NUMBER OF         OTHER
                        HELD       OFFICE AND       PRINCIPAL                     PORTFOLIOS IN   DIRECTORSHIPS
                      WITH THE     LENGTH OF      OCCUPATION(S)                    FUND COMPLEX      HELD BY
                       COMPANY    TIME SERVED     DURING LAST 5                     OVERSEEN BY       DIRECTOR
                                                      YEARS                         DIRECTOR
--------------------- ---------- --------------- -------------------------------  --------------- ---------------
DUANE E. HILL         Director                   Mr. Hill is
(age 56)                         Since 2001      Partner
177 Broad Street,                                Emeritus and a
12th Floor                                       founding
Stamford, CT 06901                               partner of TSG
                                                 Capital Group, a private equity
                                                 investment firm that serves as
                                                 sponsor and lead investor in
                                                 leveraged buyouts of middle
                                                 market companies. Mr. Hill is
                                                 also a Partner of TSG Ventures
                                                 L.P., a private equity
                                                 investment company that invests
                                                 primarily in minority-owned
                                                 small businesses. From 1981 to
                                                 1992, he was President and
                                                 Chief Executive Officer of
                                                 Equico Capital Corporation, the
                                                 predecessor company to TSG
                                                 Ventures. He was previously a
                                                 Director of the National
                                                 Association of Small Business
                                                 Investment Companies and is a
                                                 former chairman of the National
                                                 Association of Investment
                                                 Companies. Mr. Hill currently
                                                 serves as Chairman of the City
                                                 of Stamford, CT Planning Board
                                                 and a director of the Stamford
                                                 Cultural Development
                                                 Corporation.

NON-INTERESTED DIRECTORS


-----------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AGE   POSITION      TERM OF                                         NUMBER OF         OTHER
                        HELD       OFFICE AND       PRINCIPAL                     PORTFOLIOS IN   DIRECTORSHIPS
                      WITH THE     LENGTH OF      OCCUPATION(S)                    FUND COMPLEX      HELD BY
                       COMPANY    TIME SERVED     DURING LAST 5                     OVERSEEN BY       DIRECTOR
                                                      YEARS                         DIRECTOR
--------------------- ---------- --------------- -------------------------------  --------------- ---------------
WILLIAM ATCHISON      Director                   The Honorable
O'NEILL (age 71)                 Since 1992      William A.
Box 360                                          O'Neill served
East Hampton, CT                                 as Governor of
06424                                            the State of
                                                 Connecticut from 1980 until
                                                 1991. He is presently retired.

MILLARD HANDLEY       Director                   Mr. Pryor has
PRYOR, JR. (age 68)              Since 1977      served as
695 Bloomfield                                   Managing
Avenue                                           Director of
Bloomfield, CT 06002                             Pryor & Clark
                                                 Company (real
                                                 estate
                                                 investment),
                                                 Hartford,
                                                 Connecticut,
                                                 since June,
                                                 1992. He
                                                 served as
                                                 Chairman and
                                                 Chief
                                                 Executive
                                                 Officer of
                                                 Corcap, Inc.
                                                 from
                                                 1988-1992. In
                                                 addition, Mr.
                                                 Pryor is a
                                                 Director of
                                                 Pryor & Clark
                                                 Company,
                                                 Corcap, Inc.,
                                                 the Wiremold
                                                 Company,
                                                 Hoosier
                                                 Magnetics,
                                                 Inc., Infodata
                                                 Systems, Inc.
                                                 and Pacific
                                                 Scientific
                                                 Corporation.

NON-INTERESTED DIRECTORS


-----------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AGE   POSITION      TERM OF                                         NUMBER OF         OTHER
                        HELD       OFFICE AND       PRINCIPAL                     PORTFOLIOS IN   DIRECTORSHIPS
                      WITH THE     LENGTH OF      OCCUPATION(S)                    FUND COMPLEX      HELD BY
                       COMPANY    TIME SERVED     DURING LAST 5                     OVERSEEN BY       DIRECTOR
                                                      YEARS                         DIRECTOR
--------------------- ---------- --------------- -------------------------------  --------------- ---------------






NON-INTERESTED DIRECTORS


-----------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AGE   POSITION      TERM OF                                         NUMBER OF         OTHER
                        HELD       OFFICE AND       PRINCIPAL                     PORTFOLIOS IN   DIRECTORSHIPS
                      WITH THE     LENGTH OF      OCCUPATION(S)                    FUND COMPLEX      HELD BY
                       COMPANY    TIME SERVED     DURING LAST 5                     OVERSEEN BY       DIRECTOR
                                                      YEARS                         DIRECTOR
--------------------- ---------- --------------- -------------------------------  --------------- ---------------
JOHN KELLEY           Director                   Mr. Springer
SPRINGER (age 70)                Since 1978      currently
225 Asylum Avenue                                serves as
Hartford, CT 06103                               Chairman of
                                                 Medspan, Inc.
                                                 (health
                                                 maintenance
                                                 organization).
                                                 From 1986 to
                                                 1997 he served
                                                 as Chief
                                                 Executive
                                                 Officer of
                                                 Connecticut
                                                 Health System,
                                                 Inc. Formerly,
                                                 he served as
                                                 the Chief
                                                 Executive
                                                 Officer of
                                                 Hartford
                                                 Hospital,
                                                 Hartford,
                                                 Connecticut
                                                 (June, 1976 -
                                                 August, 1989).
                                                 He is also a
                                                 Director of
                                                 Hartford
                                                 Hospital, and
                                                 CHS Insurance
                                                 Ltd.
                                                 (Chairman).

INTERESTED DIRECTORS AND OFFICERS


-----------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AGE   POSITION      TERM OF                                         NUMBER OF         OTHER
                        HELD       OFFICE AND       PRINCIPAL                     PORTFOLIOS IN   DIRECTORSHIPS
                      WITH THE     LENGTH OF      OCCUPATION(S)                    FUND COMPLEX      HELD BY
                       COMPANY    TIME SERVED     DURING LAST 5                     OVERSEEN BY       DIRECTOR
                                                      YEARS                         DIRECTOR
--------------------- ---------- --------------- -------------------------------  --------------- ---------------
LOWNDES ANDREW        Director                   Mr. Smith has
SMITH* (age 62)       and        Since 1990      served as Vice
P.O. Box 2999         Chairman                   Chairman of
Hartford, CT                                     Hartford
06104-2999                                       Financial
                                                 Services
                                                 Group, Inc.
                                                 since
                                                 February,
                                                 1997, as
                                                 President and
                                                 Chief
                                                 Executive
                                                 Officer of
                                                 Hartford Life,
                                                 Inc. since
                                                 February,
                                                 1997, and as
                                                 President and
                                                 Chief
                                                 Operating
                                                 Officer of The
                                                 Hartford Life
                                                 Insurance
                                                 Companies
                                                 since January,
                                                 1989. He was
                                                 formerly
                                                 Senior Vice
                                                 President and
                                                 Group
                                                 Comptroller of
                                                 The Hartford
                                                 Insurance
                                                 Group from
                                                 1987-1989. He
                                                 has been a
                                                 Director of
                                                 Connecticut
                                                 Children's
                                                 Medical Center
                                                 since 1993, a
                                                 Director of
                                                 American
                                                 Counsel of
                                                 Life Insurance
                                                 from 1993-1996
                                                 and
                                                 1998-present,
                                                 and a Director
                                                 of Insurance
                                                 Marketplace
                                                 Standards
                                                 Association
                                                 from 1996 to
                                                 present. Mr.
                                                 Smith is also
                                                 President and
                                                 a Managing
                                                 Member of
                                                 HIFSCO and HL
                                                 Advisors.


INTERESTED DIRECTORS AND OFFICERS


-----------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AGE   POSITION      TERM OF                                         NUMBER OF         OTHER
                        HELD       OFFICE AND       PRINCIPAL                     PORTFOLIOS IN   DIRECTORSHIPS
                      WITH THE     LENGTH OF      OCCUPATION(S)                    FUND COMPLEX      HELD BY
                       COMPANY    TIME SERVED     DURING LAST 5                     OVERSEEN BY       DIRECTOR
                                                      YEARS                         DIRECTOR
--------------------- ---------- --------------- -------------------------------  --------------- ---------------
DAVID M.              President                  Mr.
ZNAMIEROWSKI*         and        Since 1999      Znamierowski
(age 41)              Director                   currently
55 Farmington Avenue                             serves as
Hartford, CT  06105                              Senior Vice
                                                 President,
                                                 Chief
                                                 Investment
                                                 Officer and
                                                 Director of
                                                 Investment
                                                 Strategy for
                                                 Hartford Life,
                                                 Inc. Mr.
                                                 Znamierowski
                                                 previously was
                                                 Vice
                                                 President,
                                                 Investment
                                                 Strategy and
                                                 Policy with
                                                 Aetna Life &
                                                 Casualty
                                                 Company and
                                                 held various
                                                 positions with
                                                 Aetna  from
                                                 1991 to 1996.
                                                 From 1986 to
                                                 1991 he held
                                                 several
                                                 positions with
                                                 Salomon
                                                 Brothers,
                                                 Inc.,
                                                 including Vice
                                                 President,
                                                 Corporate
                                                 Finance. Mr.
                                                 Znamierowski
                                                 is also a
                                                 Managing
                                                 Member and
                                                 Senior Vice
                                                 President of
                                                 HIFSCO and HL
                                                 Advisors.


INTERESTED DIRECTORS AND OFFICERS


-----------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AGE   POSITION      TERM OF                                         NUMBER OF         OTHER
                        HELD       OFFICE AND       PRINCIPAL                     PORTFOLIOS IN   DIRECTORSHIPS
                      WITH THE     LENGTH OF      OCCUPATION(S)                    FUND COMPLEX      HELD BY
                       COMPANY    TIME SERVED     DURING LAST 5                     OVERSEEN BY       DIRECTOR
                                                      YEARS                         DIRECTOR
--------------------- ---------- --------------- -------------------------------  --------------- ---------------

PETER  CUMMINS        Vice                       Mr. Cummins
(age 64)              President                  has served as
P. O. Box 2999                                   Senior Vice
Hartford, CT                                     President
06104-2999                                       since 1997 and
                                                 Vice President since 1989 of
                                                 sales and marketing of the
                                                 Investment Products Division of
                                                 Hartford Life Insurance
                                                 Company. He is also a Managing
                                                 Member and Senior Vice
                                                 President of HIFSCO and HL
                                                 Advisors.

STEPHEN T. JOYCE      Vice                       Mr. Joyce
(age 42)              President                  currently
P. O. Box 2999                                   serves as
Hartford, CT                                     Senior Vice
06104-2999                                       President and
                                                 director of investment products
                                                 management for Hartford Life
                                                 Insurance Company. Previously
                                                 he served as Vice President
                                                 (1997-1999) and Assistant Vice
                                                 President (1994-1997) of
                                                 Hartford Life Insurance
                                                 Company.


INTERESTED DIRECTORS AND OFFICERS


-----------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AGE   POSITION      TERM OF                                         NUMBER OF         OTHER
                        HELD       OFFICE AND       PRINCIPAL                     PORTFOLIOS IN   DIRECTORSHIPS
                      WITH THE     LENGTH OF      OCCUPATION(S)                    FUND COMPLEX      HELD BY
                       COMPANY    TIME SERVED     DURING LAST 5                     OVERSEEN BY       DIRECTOR
                                                      YEARS                         DIRECTOR
--------------------- ---------- --------------- -------------------------------  --------------- ---------------

DAVID N. LEVENSON     Vice                       Mr. Levenson
(age 35)              President                  serves as
P.O. Box 2999                                    Senior Vice
Hartford, CT                                     President of
06104-2999                                       Hartford Life
                                                 Insurance
                                                 Company and is
                                                 responsible
                                                 for the
                                                 Company's
                                                 mutual funds
                                                 line of
                                                 business and
                                                 its corporate
                                                 retirement
                                                 plans line of
                                                 business. Mr.
                                                 Levenson
                                                 joined The
                                                 Hartford in
                                                 1995. Mr.
                                                 Levenson is
                                                 also a senior
                                                 vice president
                                                 of HIFSCO.

THOMAS MICHAEL        Vice                       Mr. Marra has
MARRA (age 43)        President                  served as
P.O. Box 2999                                    Chief
Hartford, CT                                     Operating
06104-2999                                       Officer since
                                                 2000,
                                                 Executive Vice
                                                 President
                                                 since 1996,
                                                 and as Senior
                                                 Vice President
                                                 and Director
                                                 since 1994 of
                                                 the Investment
                                                 Products
                                                 Division of
                                                 Hartford Life
                                                 Insurance
                                                 Company. Mr.
                                                 Marra is also
                                                 a Managing
                                                 Member and
                                                 Executive Vice
                                                 President of
                                                 HIFSCO and HL
                                                 Advisors.


INTERESTED DIRECTORS AND OFFICERS


-----------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AGE   POSITION      TERM OF                                         NUMBER OF         OTHER
                        HELD       OFFICE AND       PRINCIPAL                     PORTFOLIOS IN   DIRECTORSHIPS
                      WITH THE     LENGTH OF      OCCUPATION(S)                    FUND COMPLEX      HELD BY
                       COMPANY    TIME SERVED     DURING LAST 5                     OVERSEEN BY       DIRECTOR
                                                      YEARS                         DIRECTOR
--------------------- ---------- --------------- -------------------------------  --------------- ---------------
JOHN C. WALTERS       Vice                       Mr. Walters
(age 39)              President                  serves as
P.O. Box 2999                                    Executive Vice
Hartford, CT                                     President and
06104-2999                                       Director of
                                                 the Investment
                                                 Products
                                                 Division of
                                                 Hartford Life
                                                 Insurance
                                                 Company.
                                                 Previously Mr.
                                                 Walters was
                                                 with First
                                                 Union
                                                 Securities.
                                                 Mr. Walters is
                                                 also a
                                                 Managing
                                                 Member and
                                                 Executive Vice
                                                 President of
                                                 HIFSCO and HL
                                                 Advisors.

GEORGE RICHARD JAY    Vice                       Mr. Jay has
(age 49)              President,                 served as
P.O. Box 2999         Controller                 Secretary and
Hartford,         CT  and                        Director, Life
06104-2999            Treasurer                  and Equity
                                                 Accounting and
                                                 Financial
                                                 Control, of
                                                 Hartford Life
                                                 Insurance
                                                 Company since
                                                 1987.


INTERESTED DIRECTORS AND OFFICERS


-----------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AGE   POSITION      TERM OF                                         NUMBER OF         OTHER
                        HELD       OFFICE AND       PRINCIPAL                     PORTFOLIOS IN   DIRECTORSHIPS
                      WITH THE     LENGTH OF      OCCUPATION(S)                    FUND COMPLEX      HELD BY
                       COMPANY    TIME SERVED     DURING LAST 5                     OVERSEEN BY       DIRECTOR
                                                      YEARS                         DIRECTOR
--------------------- ---------- --------------- -------------------------------  --------------- ---------------
KEVIN J. CARR         Vice                       Mr. Carr has
(age 47)              President                  served as
55 Farmington Avenue  and                        Assistant
Hartford, CT 06105    Secretary                  General
                                                 Counsel since 1999, Counsel
                                                 since November 1996 and
                                                 Associate Counsel since
                                                 November 1995, of The Hartford
                                                 Financial Services Group, Inc.
                                                 Formerly he served as Counsel
                                                 of Connecticut Mutual Life
                                                 Insurance Company from March
                                                 1995 to November 1995 and
                                                 Associate Counsel of 440
                                                 Financial Group of Worcester
                                                 from 1994 to 1995. Mr. Carr is
                                                 also Counsel and Assistant
                                                 Secretary of HL Advisors and
                                                 HIFSCO and Assistant Secretary
                                                 of HIMCO.


INTERESTED DIRECTORS AND OFFICERS


-----------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AGE   POSITION      TERM OF                                         NUMBER OF         OTHER
                        HELD       OFFICE AND       PRINCIPAL                     PORTFOLIOS IN   DIRECTORSHIPS
                      WITH THE     LENGTH OF      OCCUPATION(S)                    FUND COMPLEX      HELD BY
                       COMPANY    TIME SERVED     DURING LAST 5                     OVERSEEN BY       DIRECTOR
                                                      YEARS                         DIRECTOR
--------------------- ---------- --------------- -------------------------------  --------------- ---------------
DEIRDRE MCGUIRE       Vice                       Ms. McGuire
(age 41)              President                  has served as
55 Farmington Avenue                             a Portfolio
Hartford, CT 06105                               Manager for
                                                 Hartford Life
                                                 Insurance
                                                 Company and
                                                 its affiliates
                                                 since 1992.
                                                 Ms. McGuire
                                                 joined the
                                                 company in
                                                 1983. Ms.
                                                 McGuire is an
                                                 associate in
                                                 the Society of
                                                 Actuaries and
                                                 a Chartered
                                                 Financial
                                                 Analyst.

CHRISTOPHER JAMES     Assistant                  Mr. Costa has
COSTA (age 37)        Secretary                  served as the
P.O. Box 2999                                    Tax Manager of
Hartford, CT                                     The
06104-2999                                       Hartford-Sponsored
                                                 Mutual Funds since July 1996.
                                                 Formerly he served as the Tax
                                                 Manager and Assistant Treasurer
                                                 of The Phoenix Mutual Funds
                                                 from June 1994 to June 1996 and
                                                 as a Tax Consultant with Arthur
                                                 Andersen LLP from September
                                                 1990 to June 1994.


        STANDING COMMITTEES. The board of directors has established an Audit Committee and a Nominating Committee for the Company. Each Committee is made up of those directors who are not "interested persons" of the Company.

        All directors and officers of the Company are also officers and directors of the following investment companies: Hartford Series Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Bond HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., and Hartford Small Company HLS Fund, Inc.

        The following table discloses the dollar range of equity securities beneficially owned by each director (i) in each Hartford Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies as the Company.

                                                                  Aggregate Dollar Range of
Name of Director                  Dollar Range of Equity          Equity Securities in All
                                  Securities in the Fund          Registered Investment
                                                                  Companies Overseen by
                                                                  Director in Family of
                                                                  Investment Companies











        The following table discloses the beneficial or record ownership of the securities of the Company's investment manager, investment sub-advisers or principal underwriter or any entities directly or indirectly controlling, controlled by or under common control with them by each of the Company's non-interested directors and his or her immediate family members.

                  Name of
Name of Director  Owners and      Company         Title of Class  Value of        Percent of
                  Relationships                                   Securities      Class
                  to Director




         B. MANAGEMENT OF HARTFORD-FORTIS SERIES FUND, INC. (NEW HARTFORD FUNDS)


NON-INTERESTED DIRECTORS

-----------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AGE   POSITION      TERM OF                                         NUMBER OF         OTHER
                        HELD       OFFICE AND       PRINCIPAL                     PORTFOLIOS IN   DIRECTORSHIPS
                      WITH THE     LENGTH OF      OCCUPATION(S)                    FUND COMPLEX      HELD BY
                       COMPANY    TIME SERVED     DURING LAST 5                     OVERSEEN BY       DIRECTOR
                                                      YEARS                         DIRECTOR
--------------------- ---------- --------------- -------------------------------  --------------- ---------------
ALLEN R. FREEDMAN     Director                   Director,
(age 60)                                         Fortis, Inc.;
One Chase Manhattan                              prior to July
Plaza                                            2000, Chairman
New York, New York                               & CEO, Fortis,
                                                 Inc., and
                                                 Managing
                                                 Director of
                                                 Fortis
                                                 International,
                                                 N.V.; director
                                                 of Systems and
                                                 Computer
                                                 Technology
                                                 Corporation.

DR. ROBERT M. GAVIN   Director                   Educational
(age 60)                                         consultant;
380 Lone Pine Road                               prior to
Bloomfield, Michigan                             September 1,
                                                 2001,
                                                 President,
                                                 Cranbrook
                                                 Education
                                                 Community;
                                                 prior to July
                                                 1996,
                                                 President,
                                                 Macalester
                                                 College, St.
                                                 Paul, MN.

JEAN L. KING          Director                   President,
(age 56)                                         Communi-King, a
12 Evergreen Lane                                communications
St. Paul, Minnesota                              consulting firm.

PHILLIP O. PETERSON   Director                   Mutual fund
(age 55)                                         industry
11155 Kane Trail                                 consultant;
Northfield,                                      Partner of KPMG
Minnesota                                        LLP, through
                                                 June 1999.
ROBB L. PRINCE        Director                   Financial and
(age 59)                                         employee
5108 Duggan Plaza                                benefit
Edina, Minnesota                                 consultant;
                                                 prior to July
                                                 1995, Vice
                                                 President and
                                                 Treasurer,
                                                 Jostens, Inc.,
                                                 a producer of
                                                 products and
                                                 services for
                                                 youth,
                                                 education,
                                                 sports award,
                                                 and recognition
                                                 markets;
                                                 director of
                                                 Analysts
                                                 International
                                                 Corporation.

NON-INTERESTED DIRECTORS


-----------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AGE   POSITION      TERM OF                                         NUMBER OF         OTHER
                        HELD       OFFICE AND       PRINCIPAL                     PORTFOLIOS IN   DIRECTORSHIPS
                      WITH THE     LENGTH OF      OCCUPATION(S)                    FUND COMPLEX      HELD BY
                       COMPANY    TIME SERVED     DURING LAST 5                     OVERSEEN BY       DIRECTOR
                                                      YEARS                         DIRECTOR
--------------------- ---------- --------------- -------------------------------  --------------- ---------------

LEONARD J. SANTOW     Director                   Principal,
(age 64)                                         Griggs &
75 Wall Street,                                  Santow, Inc.,
21st Floor                                       economic and
New York, New York                               financial
                                                 consultants.

NOEL F. SCHENKER      Director                   Senior Vice
(age 46)                                         President,
1908 W. 49th Street                              Marketing and
Minneapolis,                                     New Business
Minnesota                                        Development,
                                                 Select Comfort Corporation, a
                                                 manufacturer, retailer and
                                                 direct merchant of airbeds and
                                                 sleep-related products; prior
                                                 to 2000, marketing consultant;
                                                 prior to 1996, Senior Vice
                                                 President, Marketing and
                                                 Strategic Planning,
                                                 Rollerblade, Inc., a
                                                 manufacturer of in-line skates
                                                 and related gear and
                                                 accessories.

DR. LEMMA W. SENBET   Director                   The William E.
(age 53)                                         Mayer Professor
4435 Van Munching                                of Finance and
Hall                                             Chair, Finance
College Park,                                    Department,
Maryland                                         University of
                                                 Maryland, College Park, MD;
                                                 consultant, international
                                                 financial institutions.

INTERESTED DIRECTORS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AGE   POSITION      TERM OF                                         NUMBER OF         OTHER
                        HELD       OFFICE AND       PRINCIPAL                     PORTFOLIOS IN   DIRECTORSHIPS
                      WITH THE     LENGTH OF      OCCUPATION(S)                    FUND COMPLEX      HELD BY
                       COMPANY    TIME SERVED     DURING LAST 5                     OVERSEEN BY       DIRECTOR
                                                      YEARS                         DIRECTOR
--------------------- ---------- --------------- -------------------------------  --------------- ---------------

DAVID M.              President                  See
ZNAMIEROWSKI*         and                        biographical
(age 41)              Director                   information
55 Farmington Avenue                             under "MANAGEMENT OF
Hartford,                                        THE HARTFORD MUTUAL
Connecticut                                      FUNDS, INC."
                                                 above.

ROBERT   W.   BELTZ,  Vice                       Vice President,
JR. (age 52)          President                  Securities
500 Bielenberg Drive                             Operations of
Woodbury, Minnesota                              HASCO.

KEVIN J. CARR         Vice                       See
(age 47)              President                  biographical
55 Farmington Avenue  and                        information
Hartford, CT 06105    Assistant                  under "MANAGEMENT OF
                      Secretary                  THE HARTFORD MUTUAL
                                                 FUNDS, INC."
                                                 above.

PETER W. CUMMINS      Vice                       See
(age 64)              President                  biographical
P. O. Box 2999                                   information
Hartford, CT                                     under "MANAGEMENT OF
06104-2999                                       THE HARTFORD MUTUAL
                                                 FUNDS, INC."
                                                 above.


INTERESTED DIRECTORS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AGE   POSITION      TERM OF                                         NUMBER OF         OTHER
                        HELD       OFFICE AND       PRINCIPAL                     PORTFOLIOS IN   DIRECTORSHIPS
                      WITH THE     LENGTH OF      OCCUPATION(S)                    FUND COMPLEX      HELD BY
                       COMPANY    TIME SERVED     DURING LAST 5                     OVERSEEN BY       DIRECTOR
                                                      YEARS                         DIRECTOR
--------------------- ---------- --------------- -------------------------------  --------------- ---------------

TAMARA L. FAGELY      Vice                       Vice President
(age 43)              President                  of HASCO since
500 Bielenberg Drive  and                        1998; prior to
Woodbury, Minnesota   Treasurer                  1998, Second
                                                 Vice President
                                                 of HASCO.
GEORGE RICHARD JAY    Vice                       See
(age 49)              President                  biographical
P.O. Box 2999         and                        information
Hartford, CT          Assistant                  under "MANAGEMENT OF
06104-2999            Treasurer                  THE HARTFORD MUTUAL
                                                 FUNDS, INC."
                                                 above.

STEPHEN T. JOYCE      Vice                       See
(age 42)              President                  biographical
P. O. Box 2999                                   information
Hartford, CT                                     under "MANAGEMENT OF
06104-2999                                       THE HARTFORD MUTUAL
                                                 FUNDS, INC."
                                                 above.

DAVID N. LEVENSON     Vice                       See
(age 35)              President                  biographical
P.O. Box 2999                                    information
Hartford, CT                                     under "MANAGEMENT OF
06104-2999                                       THE HARTFORD MUTUAL
                                                 FUNDS, INC."
                                                 above.

THOMAS MICHAEL        Vice                       See
MARRA (age 43)        President                  biographical
P.O. Box 2999                                    information
Hartford, CT                                     under "MANAGEMENT OF
06104-2999                                       THE HARTFORD MUTUAL
                                                 FUNDS, INC."
                                                 above.

SCOTT R. PLUMMER      Vice                       Vice President,
(age 42)              President                  Associate
500 Bielenberg Drive  and                        General Counsel
Woodbury, Minnesota   Assistant                  and Assistant
                      Secretary                  Secretary of
                                                 HASCO.


INTERESTED DIRECTORS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AGE   POSITION      TERM OF                                         NUMBER OF         OTHER
                        HELD       OFFICE AND       PRINCIPAL                     PORTFOLIOS IN   DIRECTORSHIPS
                      WITH THE     LENGTH OF      OCCUPATION(S)                    FUND COMPLEX      HELD BY
                       COMPANY    TIME SERVED     DURING LAST 5                     OVERSEEN BY       DIRECTOR
                                                      YEARS                         DIRECTOR
--------------------- ---------- --------------- -------------------------------  --------------- ---------------

JOHN C. WALTERS       Vice                       See
(age 39)              President                  biographical
P.O. Box 2999                                    information
Hartford, CT                                     under "MANAGEMENT OF
06104-2999                                       THE HARTFORD MUTUAL
                                                 FUNDS, INC."
                                                 above.

MICHAEL J. RADMER     Secretary                  Partner, Dorsey
(age 56)                                         & Whitney LLP,
220 South 6th Street                             the Company's
Minneapolis,                                     General Counsel.
Minnesota


--------------------- ----------

*Mr. Znamierowski is an interested director because he serves as a Managing Member and Senior Vice President of HIFSCO, the investment adviser and principal underwriter to the New Hartford Funds, and is a Senior Vice President, Chief Investment Officer and Director of Investment Strategy for Hartford Life, the parent of HIFSCO.

     All directors and officers of Hartford-Fortis Series Fund, Inc. are also officers and directors of Fortis Securities Inc., a closed-end investment company, and Fortis Insurance Series Fund, Inc., an open-end investment company. Mr. Znamierowski is also a director of The Hartford Mutual Funds, Inc., and, as noted in the table above, Messrs. Carr, Cummins, Jay, Joyce, Levenson, Marra and Walters also serve as officers of The Hartford Mutual Funds, Inc.

     STANDING COMMITTEES. The board of directors of Hartford-Fortis Series Fund, Inc. has established an Executive Committee and Audit Committee which are authorized to act in the intervals between regular board meetings with full capacity and authority of the board of directors, except as limited by law. The Audit Committee currently consists of Dr. Senbet, ___________ and Mr. Peterson. Each member of the Audit Committee has been determined by the Board of Directors to be "independent" within the meaning of the rules of the New York Stock Exchange. The Audit Committee met ____ times during the fiscal year ended October 31, 2001.

     The functions performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Company for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Company on matters concerning the Company's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Company from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Company's officers and directors.

     The non-interested directors who are members of the Executive Committee (e.g. Messrs. Freedman and Prince, Dr. Gavin and Mss. King and Schenker) comprise the Nominating Committee of the Board of Directors. The Nominating Committee met ____ time(s) during the fiscal year ended October 31, 2001. The function of the Nominating Committee is to screen and select candidates to the Board of Directors. Any recommendations for nominees should be directed to the Secretary of Hartford-Fortis Series Fund, Inc., who will forward them to the nominating committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria. The Company does not have a standing compensation committee of the Board of Directors.

        The following table discloses the dollar range of equity securities beneficially owned by each director (i) in each New Hartford Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies as the Company.

                                                                    AGGREGATE DOLLAR RANGE OF
        NAME OF DIRECTOR              DOLLAR RANGE OF EQUITY         EQUITY SECURITIES IN ALL
                                      SECURITIES IN THE FUND          REGISTERED INVESTMENT
                                                                      COMPANIES OVERSEEN BY
                                                                      DIRECTOR IN FAMILY OF
                                                                       INVESTMENT COMPANIES










        The following table discloses the beneficial or record ownership of the securities of the Company's investment manager, investment sub-advisers or principal underwriter or any entities directly or indirectly controlling, controlled by or under common control with them by each of the Company's non-interested directors and his or her immediate family members.


                     NAME OF
NAME OF DIRECTOR    OWNERS AND       COMPANY      TITLE OF CLASS     VALUE OF       PERCENT OF
                  RELATIONSHIPS                                     SECURITIES        CLASS
                   TO DIRECTOR









        On April 2, 2001, Hartford Life acquired all of the outstanding stock of Fortis Advisers, Inc. ("Fortis Advisers"), which at that time served as investment adviser to the New Hartford Funds. The acquisition by Hartford Life resulted in an "assignment" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the existing investment advisory and management agreements between the New Hartford Funds and Fortis Advisers, resulting in their automatic termination. Upon the termination of the existing advisory agreement, HIFSCO became the investment manager to the New Hartford Funds pursuant to interim investment management agreements with the New Hartford Funds. At the same time, HIFSCO entered into interim sub-advisory agreements with Wellington Management and HIMCO for the day-to-day management of the New Hartford Funds. In approving the interim advisory and sub-advisory agreements, the board of directors of Fortis Series Fund, Inc. determined that the scope and quality of services to be provided to the funds under the interim agreements would be at least equivalent to the scope and quality of services provided under the agreement with Fortis Advisers.

        In addition to their approval of the interim advisory and sub-advisory agreements, the board of directors approved a definitive investment advisory agreement between HIFSCO and the New Hartford Funds, and approved definitive sub-advisory agreements between HIFSCO and Wellington Management or HIMCO. In making its decision, the board of directors considered: (i) the performance records of HIFSCO, HIMCO and Wellington Management; (ii) their resources; (iii) their investment philosophy; (iv) the expertise of their investment personnel;
(v) the steps such firms take to retain top investment management talent; (vi) their intentions to provide appropriate support to the servicing of the funds; and their overall reputation. The directors also considered the facts:

     o that the fees to be paid by each Fund under the advisory agreements would be paid at the same rate as under the agreement with the previous investment adviser, and that their was no intention at that time to propose fee increases;

     o that HIFSCO had agreed to pay the costs of Hartford Administrative Services Company ("HASCO") for its services as transfer agent, registrar, and dividend disbursing agent and that any amendment which would relieve HIFSCO of this obligation and impose such costs on any New Hartford Fund, thereby increasing such fund's expense ratio, would require the approval of a majority of the directors of such fund who are not "interested persons" (as that term is defined in the 1940 Act) of the fund or HIFSCO, and that at the time there was no current intention to amend such agreement;

     o that if a New Hartford Fund was later merged into another Fund, or into a fund currently advised by an entity affiliated with Hartford Life, fund expenses borne by shareholders may change, and that such mergers will only occur following the favorable vote of fund shareholders; and

     o that shareholders of any New Hartford Fund would be able to exchange their fund shares for shares of retail funds offered by The Hartford and its affiliates.

        In arriving at their decision to approve each of the advisory and sub-advisory agreements, the board of directors of Fortis Series Fund, Inc. did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

        COMPENSATION OF OFFICERS AND DIRECTORS Neither Company pays salaries or compensation to any of its officers or directors who are affiliated with The Hartford. The chart below sets forth the compensation paid by each Company to the non-interested directors for the fiscal year ended October 31, 2001.

        A.     HARTFORD FUNDS DIRECTORS

                                                                              Total
                                           Pension Or                         Compensation
                                           Retirement         Estimated       From the Funds
                         Aggregate         Benefits           Annual          And Fund
Name of Person,          Compensation      Accrued As Part    Benefits Upon   Complex Paid To
Position                 From the Funds    Of Fund Expenses   Retirement      Directors*
-----------------------------------------------------------------------------------------------
Robert J. Clark,                $                $0               $0                $
Director

Winifred E. Coleman,            $                $0               $0                $
Director

Duane E. Hill,                  $                $0               $0                $
Director

William A. O'Neill,             $                $0               $0                $
Director

Millard H. Pryor,               $                $0               $0                $
Director

John K. Springer,               $                $0               $0                $
Director

  *As of October 31, 2001, there were _________________ Funds in the Complex.

        B.     NEW HARTFORD FUNDS DIRECTORS

                                                                              Total
                                           Pension Or                         Compensation
                                           Retirement         Estimated       From the Funds
                         Aggregate         Benefits           Annual          And Fund
Name of Person,          Compensation      Accrued As Part    Benefits Upon   Complex Paid To
Position                 From the Funds    Of Fund Expenses   Retirement      Directors*
-----------------------------------------------------------------------------------------------
Allen R. Freedman,              $                $0               $0                $
Director

Richard W. Cutting,             $                $0               $0                $
Director**

Dr. Robert M. Gavin,            $                $0               $0                $
Director

Jean L. King, Director          $                $0               $0                $

Phillip O. Peterson,            $                $0               $0                $
Director

Robb L. Prince, Director        $                $0               $0                $

Leonard J. Santow,              $                $0               $0                $
Director

Noel F. Schenker,               $                $0               $0                $
Director

Dr. Lemma W. Senbet,            $                $0               $0                $
Director

Joseph M. Wikler,               $                $0               $0                $
Director**

      *   As of October 31, 2001 there were 14 funds in the Complex.

     ** Richard W. Cutting resigned from the board of directors effective ______, 2001. Joseph M. Wikler resigned from the board of directors effective ______, 2001.

     The sales load for Class A shares of each Company is waived for present and former officers, directors and employees of the Companies, The Hartford, Wellington Management, the transfer agent and their affiliates.

     Each Company's Articles of Incorporation provide that the Company to the fullest extent permitted by Maryland law and the federal securities laws may indemnify the directors, officers and employees of the Company. Each Company's Bylaws provide that the Company shall indemnify each of its directors, officers and employees against liabilities and expenses reasonably incurred by them, in connection with, or resulting from, any claim, action, suit or proceeding, threatened against or otherwise involving such director, officer or employee, directly or indirectly, by reason of being or having been a director, officer or employee of the Company. Neither the Articles of Incorporation nor the Bylaws authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

     During the fiscal year ended October 31, 2001, each New Hartford Fund paid legal fees and expenses as set forth below to a law firm of which the New Hartford Funds' Secretary is a partner:

        SmallCap Growth Fund                     $
        Growth Opportunities Fund                $
        Value Opportunities Fund                 $
        Growth Fund                              $
        Tax-Free Minnesota Fund                  $
        Tax-Free National Fund                   $
        U.S. Government Securities Fund          $

        As of January 31, 2002, the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of that Company. As of that date, the following persons held an interest in the following Funds equal to 5% or more of outstanding shares of a class:

                                                  Class A    Class B    Class C    Class Y
                                                  -------    -------    -------    -------
 SMALL COMPANY FUND
 ------------------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Bankers Trust Company, Trustee
 The Hartford Investment & Savings Plan
 Jersey City, NJ

 Saxon & Company
 Philadelphia, PA

 Greater Orlando Aviation Authority
 FBO Employees of Greater Orlando Aviation
 Authority
 Orlando, FL

 MLPF&S
 ITS Customers
 Jacksonville, Fl

 Hartford Life Insurance Company
 Simsbury, CT


 CAPITAL APPRECIATION FUND
 -------------------------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Bankers Trust Company, Trustee
 The Hartford Investment & Savings Plan
 Jersey City, NJ

 Greater Orlando Aviation Authority
 FBO Employees of Greater Orlando Aviation
 Authority
 Orlando, FL

                                                  Class A    Class B    Class C    Class Y
                                                  -------    -------    -------    -------
 MIDCAP FUND
 -----------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Bankers Trust Company, Trustee
 The Hartford Investment & Savings Plan
 Jersey City, NJ

 Hartford Life Insurance Company
 Simsbury, CT

 INTERNATIONAL OPPORTUNITIES FUND
 --------------------------------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Bankers Trust Company, Trustee
 The Hartford Investment & Savings Plan
 Jersey City, NJ

 Saxon & Company
 Philadelphia, PA

 Hartford Life Insurance Company
 Simsbury, CT

 GLOBAL LEADERS FUND
 -------------------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Bankers Trust Company, Trustee
 The Hartford Investment & Savings Plan
 Jersey City, NJ

 STOCK FUND
 ----------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Saxon & Company
 Philadelphia, PA

 Greater Orlando Aviation Authority
 FBO Employees of Greater Orlando Aviation
 Authority
 Orlando, FL


                                                  Class A    Class B    Class C    Class Y
                                                  -------    -------    -------    -------

 GROWTH AND INCOME FUND
 ----------------------
 HL Investment Advisors
 Hartford, CT

 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 DIVIDEND AND GROWTH FUND
 ------------------------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Bankers Trust Company, Trustee
 The Hartford Investment & Savings Plan
 Jersey City, NJ

 Hartford Life Insurance Company
 Simsbury, CT

 ADVISERS FUND
 -------------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Bankers Trust Company, Trustee
 The Hartford Investment & Savings Plan
 Jersey City, NJ

 HIGH YIELD FUND
 ---------------
 HL Investment Advisors
 Hartford, CT

 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Bankers Trust Company, Trustee
 The Hartford Investment & Savings Plan
 Jersey City, NJ

                                                  Class A    Class B    Class C    Class Y
                                                  -------    -------    -------    -------
 BOND INCOME STRATEGY FUND
 -------------------------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Saxon & Company
 Philadelphia. PA

 Bankers Trust Company, Trustee
 The Hartford Investment & Savings Plan
 Jersey City, NJ

 Hartford Life Insurance Company
 Simsbury, CT

 MONEY MARKET FUND
 -----------------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Bankers Trust Company, Trustee
 The Hartford Investment & Savings Plan
 Jersey City, NJ

 Greater Orlando Aviation Authority
 FBO Employees of Greater Orlando Aviation
 Authority
 Orlando, FL

 GLOBAL COMMUNICATIONS FUND
 --------------------------
 HL Investment Advisors
 Hartford, CT

 GLOBAL FINANCIAL SERVICES FUND
 ------------------------------
 HL Investment Advisors
 Hartford, CT

 GROWTH FUND
 -----------
 HL Investment Advisors
 Hartford, CT

 FOCUS FUND
 ----------
 HL Investment Advisors
 Hartford, CT


                                                  Class A    Class B    Class C    Class Y
                                                  -------    -------    -------    -------
 GLOBAL TECHNOLOGY FUND
 ----------------------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 HL Investment Advisors
 Hartford, CT

 Bankers Trust Company, Trustee
 The Hartford Investment & Savings Plan
 Jersey City, NJ

 GLOBAL HEALTH FUND
 ------------------
 Edward D. Jones & Co.
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 FTC & Company
 Denver, CO

 Bankers Trust Company, Trustee
 The Hartford Investment & Savings Plan
 Jersey City, NJ

 SMALLCAP GROWTH FUND
 --------------------


 GROWTH OPPORTUNITIES FUND
 -------------------------


 VALUE OPPORTUNITIES FUND
 ------------------------


 GROWTH FUND
 -----------


 TAX-FREE MINNESOTA FUND
 -----------------------


 TAX-FREE NATIONAL FUND
 ----------------------



                                                  Class A    Class B    Class C    Class Y
                                                  -------    -------    -------    -------


 U.S. GOVERNMENT SECURITIES FUND
 -------------------------------



                                      Class E   Class H   Class L   Class M   Class N   Class Z
                                      -------   -------   -------   -------   -------   -------
SMALLCAP GROWTH FUND
--------------------


GROWTH OPPORTUNITIES FUND
-------------------------


VALUE OPPORTUNITIES FUND
------------------------


GROWTH FUND
-----------


TAX-FREE MINNESOTA FUND
-----------------------


TAX-FREE NATIONAL FUND
----------------------


U.S. GOVERNMENT SECURITIES FUND
-------------------------------






                       INVESTMENT MANAGEMENT ARRANGEMENTS

       Each Company, on behalf of the relevant Funds, has entered into an investment management agreement with HIFSCO. The investment management agreements provide that HIFSCO, subject to the supervision and approval of each Company's board of directors, is responsible for the management of each Fund. In addition, HIFSCO provides administrative services to both Companies including, personnel, services, equipment and facilities and office space for proper operation of the Companies. Although HIFSCO has agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly.

        With respect to the High Yield Fund, Bond Income Strategy Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Money Market Fund, HIFSCO has entered into an investment services agreement with HIMCO for the provision of the day-to-day investment management services. With respect to the remaining Funds, HIFSCO has entered into a investment subadvisory agreement with Wellington Management. Under the sub-advisory agreement, Wellington Management, subject to the general supervision of each Company's board of directors and HIFSCO, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund.

       As provided by the investment management agreements, each Fund pays HIFSCO an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund's average daily net assets. HIFSCO, not any Fund, pays the sub-advisory fees to Wellington Management and HIMCO.

       The investment management fee rates are as follows:

       Money Market Fund

       Net Asset Value             Annual Rate
       ---------------             -----------
       First $500,000,000              0.50%
       Next $500,000,000               0.45%
       Amount Over $1 Billion          0.40%

       Bond Income Strategy Fund

       Net Asset Value             Annual Rate
       ---------------             -----------
       First $500,000,000              0.65%
       Next $500,000,000               0.55%
       Amount Over $1 Billion          0.50%

       Tax-Free Minnesota Fund

       Net Asset Value             Annual Rate
       ---------------             -----------
       First $50,000,000               0.72%
       Amount Over $50,000,000         0.70%

       Dividend and Growth Fund, Advisers Fund and High Yield Fund

       Net Asset Value             Annual Rate
       ---------------             -----------
       First $500,000,000              0.75%
       Next $500,000,000               0.65%
       Amount Over $1 Billion          0.60%

       Tax-Free National Fund and U.S. Government Securities Fund

       Net Asset Value             Annual Rate
       ---------------             -----------
       First $50,000,000               0.80%
       Amount Over $50,000,000         0.70%

       Capital Appreciation Fund, Stock Fund, Growth and Income Fund, and Value Fund

       Net Asset Value             Annual Rate
       ---------------             -----------
       First $500,000,000              0.80%
       Next $500,000,000               0.70%
       Amount Over $1 Billion          0.65%

       Small Company Fund, MidCap Fund, International Opportunities Fund, Global Leaders
       Fund, and MidCap Value Fund

       Net Asset Value             Annual Rate
       ---------------             -----------
       First $500,000,000              0.85%
       Next $500,000,000               0.75%
       Amount Over $1 Billion          0.70%

       Global Health Fund, Global Technology Fund, Global Communications Fund, Global Financial
       Services Fund, and Focus Fund

       Net Asset Value             Annual Rate
       ---------------             -----------
       First $500,000,000              1.00%
       Next $500,000,000               0.95%
       Amount Over $1 Billion          0.90%

       International Capital Appreciation Fund and International Small Company Fund

       Net Asset Value             Annual Rate
       ---------------             -----------
       First $500,000,000              1.00%
       Next $500,000,000               0.90%
       Amount Over $1 Billion          0.85%

       SmallCap Growth Fund, Growth Opportunities Fund, Value Opportunities Fund and Growth Fund

       Net Asset Value             Annual Rate
       ---------------             -----------
       First $100,000,000              1.00%
       Next $150,000,000               0.80%
       Amount Over $250,000,000        0.70%

       The sub-advisory fee rates are as follows:

       High Yield Fund, Bond Income Strategy Fund, Tax-Free Minnesota Fund, Tax-Free National Fund,
       U.S. Government Securities Fund and Money Market Fund

       Net Asset Value              Annual Rate
       All Assets                     At Cost

       Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global
       Technology Fund

       Net Asset Value              Annual Rate
       ---------------              -----------
       First $100,000,000              0.450%
       Next $400,000,000               0.350%
       Amount Over $500,000,000        0.300%

       Focus Fund

       Net Asset Value              Annual Rate
       ---------------              -----------
       First $50,000,000               0.400%
       Next $100,000,000               0.300%
       Amount Over $150,000,000        0.250%

       International Capital Appreciation Fund

       Net Asset Value              Annual Rate
       ---------------              -----------
       First $50,000,000               0.400%
       Next $100,000,000               0.300%
       Next $350,000,000               0.250%
       Amount Over $500,000,000        0.225%

       International Small Company Fund

       Net Asset Value              Annual Rate
       ---------------              -----------
       First $50,000,000               0.400%
       Next $100,000,000               0.350%
       Amount Over $150,000,000        0.275%

       Capital Appreciation Fund, Global Leaders Fund, International Opportunities Fund, MidCap
       Fund, Small Company Fund and Growth Fund

       Net Asset Value              Annual Rate
       ---------------              -----------
       First $50,000,000               0.400%
       Next $100,000,000               0.300%
       Next $350,000,000               0.250%
       Next $500,000,000               0.200%
       Amount Over $1,000,000,000      0.175%

       Value Fund

       Net Asset Value              Annual Rate
       ---------------              -----------
       First $50,000,000               0.350%
       Next $100,000,000               0.275%
       Next $350,000,000               0.225%
       Amount Over  $500,000,000       0.200%

       MidCap Value Fund, SmallCap Growth Fund, Growth Opportunities Fund and Value Opportunities
       Fund

       Net Asset Value              Annual Rate
       ---------------              -----------
       First $50,000,000               0.400%
       Next $100,000,000               0.300%
       Next $350,000,000               0.250%
       Amount Over  $500,000,000       0.200%

       Dividend and Growth Fund, Growth and Income Fund, Stock Fund and Advisers Fund

       Net Asset Value              Annual Rate
       ---------------              -----------
       First $50,000,000               0.325%
       Next $100,000,000               0.250%
       Next $350,000,000               0.200%
       Next $500,000,000               0.150%
       Amount Over $1,000,000,000      0.125%

        For the fiscal year ended October 31, 2001, the ten months ended October 31, 2000, and the fiscal years ended December 31, 1999 and December 31, 1998, each Hartford Fund has paid the following advisory fees:

FUND NAME                                      11/1/2000 - 10/31/2001
---------                                      ----------------------
                                      Gross Fees    Fees Waived     Net Paid
Global Communications Fund
Global Financial Services Fund
Global Health Fund
Global Technology Fund

FUND NAME                                          11/1/2000 - 10/31/2001
---------                                          ----------------------
Small Company Fund
Capital Appreciation Fund
MidCap Fund
International Small Company Fund
International Capital Appreciation Fund
International Opportunities Fund
Global Leaders Fund
MidCap Value Fund
Value Fund
Focus Fund
Stock Fund
Growth and Income Fund
Dividend and Growth Fund
Advisers Fund
High Yield Fund
Bond Income Strategy Fund
Money Market Fund

FUND NAME                                      1/1/2000 - 10/31/2000
---------                                      ---------------------
                                      Gross Fees    Fees Waived     Net Paid

Global Communications Fund
Global Financial Services Fund
Global Health Fund
Global Technology Fund
Small Company Fund
Capital Appreciation Fund
MidCap Fund
International Small Company Fund
International Capital Appreciation Fund
International Opportunities Fund
Global Leaders Fund
MidCap Value Fund
Value Fund
Focus Fund
Stock Fund
Growth and Income Fund
Dividend and Growth Fund
Advisers Fund
High Yield Fund
Bond Income Strategy Fund
Money Market Fund


FUND NAME                                       1/1/1999 - 12/31/1999
---------                                       ---------------------
                                      Gross Fees    Fees Waived     Net Paid
Small Company Fund
Capital Appreciation Fund
MidCap Fund
International Opportunities Fund
Global Leaders Fund
Stock Fund
Growth and Income Fund
Dividend and Growth Fund

FUND NAME                                       1/1/1999 - 12/31/1999
---------                                       ---------------------
                                      Gross Fees    Fees Waived     Net Paid
Advisers Fund High
Yield Fund
Bond Income Strategy Fund
Money Market Fund


FUND NAME                                       1/1/1998 - 12/31/1998
---------                                       ---------------------
                                      Gross Fees    Fees Waived     Net Paid
Small Company Fund
Capital Appreciation Fund
MidCap Fund
International Opportunities Fund
Global Leaders Fund
Stock Fund
Growth and Income Fund
Dividend and Growth Fund
Advisers Fund
High Yield Fund
Bond Income Strategy Fund
Money Market Fund


        The New Hartford Funds paid the following advisory fees to their previous investment adviser for the periods shown:

FUND NAME                                      11/1/2000 - 10/31/2001*
---------                                       ---------------------
                                      Gross Fees    Fees Waived      Net Paid
SmallCap Growth Fund
Growth Opportunities Fund
Value Opportunities Fund
Growth Fund
Tax-Free Minnesota Fund
Tax-Free National Fund
U.S. Government Securities Fund

                                                9/1/2000 - 10/31/2000
                                                ---------------------
                                      Gross Fees    Fees Waived      Net Paid
SmallCap Growth Fund
Growth Opportunities Fund
Value Opportunities Fund
Growth Fund

                                                9/1/1999 - 8/31/2000
                                                --------------------
                                      Gross Fees    Fees Waived      Net Paid
SmallCap Growth Fund
Growth Opportunities Fund
Value Opportunities Fund
Growth Fund

                                                9/1/1998 - 8/31/1999
                                                --------------------
                                      Gross Fees    Fees Waived      Net Paid
SmallCap Growth Fund
Growth Opportunities Fund
Value Opportunities Fund
Growth Fund

                                               10/1/2000 - 10/31/2000
                                               ----------------------
                                      Gross Fees    Fees Waived      Net Paid
Tax-Free Minnesota Fund
Tax-Free National Fund

                                                10/1/1999 - 9/30/2000
                                               ----------------------
                                      Gross Fees    Fees Waived      Net Paid
Tax-Free Minnesota Fund
Tax-Free National Fund

                                                10/1/1998 - 9/30/1999
                                               ----------------------
                                      Gross Fees    Fees Waived      Net Paid
Tax-Free Minnesota Fund
Tax-Free National Fund

                                                8/1/2000 - 10/31/2000
                                               ----------------------
                                      Gross Fees    Fees Waived      Net Paid
U.S. Government Securities Fund

                                                8/1/1999 - 7/31/2000
                                               ----------------------
                                      Gross Fees    Fees Waived      Net Paid
U.S. Government Securities Fund

                                                8/1/1998 - 7/31/1999
                                               ----------------------
                                      Gross Fees    Fees Waived      Net Paid
U.S. Government Securities Fund


-------------------------------------

*Includes fees paid to HIFSCO commencing on April 2, 2001.


        HIFSCO has agreed to limit the expenses of each of the Funds through
[                 ] by reimbursing each Fund when total expenses of a class
exceed the following percentages:


FUND NAME                            CLASS A  CLASSES B & C  CLASS E   CLASS L  CLASSES M, N & H  CLASS Y  CLASS Z
---------                            -------  -------------  -------   -------  ----------------  -------  -------
Global Communications Fund
Global Financial Services Fund
Global Health Fund
Global Technology Fund
Small Company Fund
Capital Appreciation Fund
MidCap Fund
International Small Company Fund
International Capital Appreciation
Fund
International Opportunities Fund
Global Leaders Fund
MidCap Value Fund
Value Fund
Focus Fund
Stock Fund
Growth and Income Fund
Dividend and Growth Fund
Advisers Fund
High Yield Fund
Bond Income Strategy Fund
Money Market Fund
SmallCap Growth Fund
Growth Opportunities Fund
Value Opportunities Fund
Growth Fund
Tax-Free Minnesota Fund
Tax-Free National Fund
U.S. Government Securities Fund

                                       54

        Pursuant to the investment management agreements, investment subadvisory agreements and investment services agreements, neither HIFSCO, Wellington Management nor HIMCO is liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HIFSCO, HIMCO or Wellington Management in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement. Wellington Management has agreed to indemnify HIFSCO to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys' fees incurred by HIFSCO to the extent resulting in whole or in part from any of Wellington Management's acts or omissions related to the performance of its duties as set forth specifically in the respective subadvisory investment agreement or otherwise from Wellington Management's willful misfeasance, bad faith or gross negligence.

        HIFSCO, whose business address is 200 Hopmeadow Street, Simsbury Connecticut 06070, was organized in 1995. As of December 31, 2001, HIFSCO had approximately $[ ] billion of assets under management. HIMCO is located at 55 Farmington Avenue, Hartford, Connecticut 06105 and was organized in 1966. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. As of December 31, 2001, HIMCO and its wholly-owned subsidiary had approximately $[ ] billion in assets under management.

        Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2001, Wellington Management had investment management authority with respect to approximately $[ ] billion in assets. Wellington Management is a Massachusetts limited liability partnership. The three managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

         The investment management agreements, investment sub-advisory agreements and investment services agreements continue in effect for two years from initial approval and from year to year thereafter if approved annually by a vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to an agreement or interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, or by holders of a majority of the applicable Fund's outstanding voting securities. The agreements automatically terminate upon assignment. The investment management agreements may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of the holders of a majority of the outstanding voting securities of the applicable Fund. The investment subadvisory agreements may be terminated at any time without the payment of any penalty by the board of directors of the applicable Company or by vote of a majority of the outstanding voting securities of the applicable Fund, by HIFSCO upon written notice to Wellington Management, and, with respect to each applicable Fund, by Wellington Management upon 90 days' written notice to HIFSCO. The investment services agreements may be terminated at any time without the payment of any penalty by the board of directors of the applicable Company, or by vote of a majority of the outstanding voting securities of the applicable Fund, by HIFSCO upon 60 days' notice to HIMCO and, with respect to each applicable Fund, by HIMCO upon 90 days' written notice to HIFSCO. The investment subadvisory agreements and investment services agreements also terminate automatically upon the termination of the corresponding investment management agreement.

        Each Fund, HIFSCO, HIMCO and Wellington Management has each adopted a code of ethics designed to protect the interests of each fund's shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account subject to a number of restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

        The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by each Company's board of directors and HIFSCO, HIMCO and Wellington Management are primarily responsible for the investment decisions of each Fund and the placing of its portfolio transactions. In placing orders, it is the policy of each Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While HIMCO and Wellington Management generally seek reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest possible spread or commission. Upon instructions from HIFSCO, Wellington Management may direct certain brokerage transactions to broker/dealers who also sell shares of funds in the fund complex, or who agree to transmit a portion of the brokerage commissions on transactions executed by them to broker/dealers who sell fund shares. Upon instructions from HIFSCO, Wellington Management may also direct certain brokerage transactions to broker/dealers that pay for certain other services used by the funds.

        Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered by the investment company as a factor in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, executed through dealers who sell shares of funds in the fund complex or who agree to transmit a portion of the brokerage commissions on transactions executed by them to broker/dealers who sell fund shares.

        HIMCO and Wellington Management generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Portfolio securities in the Money Market Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities. There usually are no brokerage commissions paid by the Money Market Fund for such purchases or sales.

        While HIMCO and Wellington Management seek to obtain the most favorable net results in effecting transactions in a Fund's portfolio securities, dealers who provide investment research to HIMCO or Wellington Management may receive orders for transactions from HIMCO or Wellington Management. Such research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of HIMCO or Wellington Management, a Fund will be benefited by such research services, HIMCO and Wellington Management are authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Information so received is in addition to and not in lieu of the services required that HIMCO and Wellington Management must perform under the investment advisory agreement or the investment subadvisory agreement. The expenses of HIMCO and Wellington Management are not necessarily reduced as a result of the receipt of such information. HIMCO and Wellington Management may use such research in providing investment advice to portfolios other than those for which the transactions are made. Similarly, the Funds may benefit from such research obtained by HIMCO and Wellington Management for portfolio transactions for other clients.

        Investment decisions for the Funds are made independently from those of any other clients that are managed by HIMCO, Wellington Management or their affiliates. If, however, accounts managed by HIMCO or Wellington Management are simultaneously engaged in the purchase of the same security, then, as authorized by the applicable Company's board of directors, available securities may be allocated to each Fund or other client account and may be averaged as to price in a manner determined by HIMCO or Wellington Management to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by each Fund. In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue). Likewise, if accounts managed by HIMCO or Wellington Management are simultaneously engaged in the sale of the same security, the same process may be followed with similar consequences.

        Accounts managed by HIMCO or Wellington Management (or their affiliates) may hold securities held by a Fund. Because of different investment objectives or other factors, a particular security may be purchased by HIMCO or Wellington Management for one client when one or more other clients are selling the same security.

        For the fiscal year ended October 31, 2001, the ten months ended October 31, 2000, and the fiscal years ended December 31, 1999 and December 31, 1998, the Hartford Funds paid the following brokerage commissions:

FUND NAME                             2001         2000         1999         1998
---------                             ----         ----         ----         ----
Global Communications Fund                          --           --           --
Global Financial Services Fund                      --           --           --
Global Health Fund                               $103,565        --           --
Global Technology Fund                           $59,241         --           --
Small Company Fund                              $648,850      $262,944     $258,125
Capital Appreciation Fund                      $5,390,886   $3,338,606   $1,918,244
MidCap Fund                                    $1,117,977     $317,948      $69,953
International Small Company Fund                    --           --           --
International Capital                               --           --           --
Appreciation Fund
International Opportunities Fund                $671,773      $435,577     $323,177
Global Leaders Fund                            $2,456,905     $333,147       $8,170
MidCap Value Fund                                   --           --           --
Value Fund                                          --           --           --
Focus Fund                                          --           --           --
Stock Fund                                     $1,524,045   $1,152,055     $438,905
Growth and Income Fund                          $238,011       $84,557       $9,411
Dividend and Growth Fund                        $535,852      $507,956     $384,710
Advisers Fund                                   $857,253      $803,957     $319,625
High Yield Fund                                    --              N/A          N/A
Bond Income Strategy Fund                          --              N/A          N/A
Money Market Fund                                  --              N/A          N/A

               For the fiscal year ended October 31, 2001, the two months ended October 31, 2000, and the fiscal years ended August 31, 2000 and August 31, 1999, SmallCap Growth Fund, Growth Opportunities Fund, Value Opportunities Fund and Growth Fund paid the following brokerage commissions:

                                        TWO MONTHS ENDED
FUND NAME                     2001      OCTOBER 31, 2000       2000        1999
---------                     ----      -----------------      ----        ----
SmallCap Growth Fund
Growth Opportunities Fund
Value Opportunities Fund
Growth Fund

        For the fiscal year ended October 31, 2001, the one month ended October 31, 2000, and the fiscal years ended September 30, 2000 and September 30, 1999, the Tax-Free Minnesota Fund and Tax-Free National Fund paid the following brokerage commissions:

                                        ONE MONTH ENDED
FUND NAME                     2001      OCTOBER 31, 2000       2000        1999
---------                     ----      ----------------       ----        ----
Tax-Free Minnesota Fund
Tax-Free National Fund

        For the fiscal year ended October 31, 2001, the three months ended October 31, 2000, and the fiscal years ended July 31, 2000 and July 31, 1999, U.S. Government Securities Fund paid $____________, $_____________,
$____________ and $_____________, respectively, in brokerage commissions.

        Changes in the amount of brokerage commissions paid generally reflect increases in the total assets of a Fund and/or changes in portfolio turnover rates.

        The following table shows the dollar amount of brokerage commissions paid to firms that provided research and execution services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2001.

FUND NAME                           COMMISSIONS PAID TO  TOTAL AMOUNT OF TRANSACTION
---------                           FIRMS FOR EXECUTION   TO FIRMS FOR EXECUTION AND
                                   AND RESEARCH SERVICES      RESEARCH SERVICES
                                   --------------------- ---------------------------
Global Communications Fund
Global Financial Services Fund
Global Health Fund
Global Technology Fund
Small Company Fund
Capital Appreciation Fund
MidCap Fund
International Small Company Fund
International Capital
Appreciation Fund
International Opportunities Fund
Global Leaders Fund
MidCap Value Fund
Value Fund
Focus Fund
Stock Fund
Growth and Income Fund
Dividend and Growth Fund
Advisers Fund
High Yield Fund
Bond Income Strategy Fund
Money Market Fund
SmallCap Growth Fund
Growth Opportunities Fund
Value Opportunities Fund
Growth Fund
Tax-Free Minnesota Fund
Tax-Free National Fund
U.S. Government Securities Fund

                                  FUND EXPENSES

        EXPENSES OF THE FUNDS Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence,
(2) registration of the Fund under the Investment Company Act, (3) auditing, accounting and legal expenses, (4) taxes and interest, (5) governmental fees,
(6) expenses of issue, sale, repurchase and redemption of Fund shares, (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (8) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (9) expenses of reports to governmental officers and commissions, (10) insurance expenses, (11) association membership dues, (12) fees, expenses and disbursements of custodians for all services to the Fund, (13) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (14) expenses for servicing shareholder accounts,
(15) any direct charges to shareholders approved by the directors of the Fund,
(16) compensation and expenses of directors of the Fund who are not "interested persons" of the Fund, and (17) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto.

                            DISTRIBUTION ARRANGEMENTS

GENERAL

        Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by the board of directors of each Company. HIFSCO is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below under Distribution Plans, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of any such party, or (2) by the vote of a majority of the outstanding voting securities of a Fund. HIFSCO is not obligated to sell any specific amount of shares of any Fund.

        HIFSCO is authorized by the Companies to receive purchase and redemption orders on behalf of the Funds. HIFSCO is authorized to designate other intermediaries to receive purchase or redemption orders on the Funds' behalf. In these circumstances a Fund is deemed to have received a redemption or purchase order when an authorized broker or, if applicable, a broker's authorized designee receives the order. Such orders are priced at the applicable Fund's net asset value next computed, including any applicable sales charges, after they are received by the authorized brokers or the broker's authorized designee and accepted by the applicable Company.

        HIFSCO and its affiliates pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Companies' shares and/or for the servicing of those shares. These payments ("Additional Payments") may be made to supplement sales concessions (commissions) reallowed to dealers and/or portfolio brokerage directed in recognition of the sale of fund shares. These Additional Payments may take the form of: (1) "due diligence" payments for a broker's examination of the Funds and payments for providing extra employee training and information relating to the Funds, (2) "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers, (3) "finders" or "referral" fees for directing investors to the Funds, (4) "marketing support" fees for providing assistance in promoting the sale of the Funds' shares, and
(5) payments for the sale of shares and/or the maintenance of share balances. In addition, HIFSCO and its affiliates make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Funds. The Additional Payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a broker or financial institution, or may be based on a percentage of the value of shares sold to, or held by, customers of the brokers or financial institutions involved.

        Furthermore, and subject to NASD regulations, HIFSCO and its affiliates also may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of brokers or financial institutions and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may be different for different broker-dealers or financial institutions, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. For the fiscal
year ended October 31, 2001, HIFSCO or its affiliates paid $[        ], in
Additional Payments.

COMMISSIONS TO DEALERS

        The aggregate dollar amount of commissions received by HIFSCO for the sale of shares for the fiscal year ended October 31, 2001, the ten months ended October 31, 2000, and the fiscal years ended December 31, 1999 and December 31, 1998 is as follows:

    YEAR               FRONT-END SALES         CDSC          AMOUNT REALLOWED   AMOUNT RETAINED
    ----                COMMISSIONS            ----          ----------------   ---------------
                       ---------------
   2001
   Class A
   Class B
   Class C
   Class Y                N/A                  N/A                 N/A                N/A
   Class L
   Class M
   Class N
   Class H
   Class Z
   Class E

   1/1 2000- 10/31 2000
   Class A             $61,417,835           $108,419          $53,218,201         $8,301,054
   Class B                ---              $4,403,326              ---                ---
   Class C                ---                  ---                 ---                ---
   Class Y                N/A                  N/A                 N/A                N/A

   1999
   Class A             $44,026,385             ---             $38,230,590         $5,795,795
   Class B                ---              $4,171,347                  ---         $4,171,347
   Class C              $8,492,615           $327,446           $8,492,615           $327,446
   Class Y                N/A                  N/A                 N/A                N/A

   1998
   Class A             $29,655,287             ---             $24,801,860         $4,853,427
   Class B                ---              $1,823,536              ---             $1,823,536
   Class C              $1,167,150             $9,030           $1,167,150             $9,030
   Class Y                N/A                  N/A                 N/A                N/A

        In addition to the commissions paid by the New Hartford Funds to HIFSCO during the fiscal year ended October 31, 2001, the New Hartford Funds paid the following commissions to their previous principal underwriter during the stated periods:

                              FRONT-END
   YEAR                         SALES            CDSC       AMOUNT REALLOWED   AMOUNT RETAINED
   ----                      COMMISSIONS         ----       ----------------   ---------------
                             -----------
2001
All New Hartford Funds
Class L
Class M
Class N
Class H
Class Z
Class E

9/1/2000-10/31/2000
SmallCap Growth Fund,
Growth Opportunities Fund,
Value Opportunities Fund
and Growth Fund
Class L
Class M
Class N
Class H
Class Z

9/1/99-8/31/2000
SmallCap Growth Fund,
Growth Opportunities Fund,
Value Opportunities Fund
and Growth Fund
Class L
Class M
Class N
Class H
Class Z

9/1/98-8/31/99
SmallCap Growth Fund,
Growth Opportunities Fund,
Value Opportunities Fund
and Growth Fund
Class L
Class M
Class N
Class H
Class Z

10/1/2000-10/31/2000
Tax-Free Minnesota Fund
and Tax-Free National Fund
Class L
Class M
Class N
Class H
Class E

10/1/99-9/30/2000
Tax-Free Minnesota Fund
and Tax-Free National Fund
Class L
Class M
Class N
Class H
Class E

                              FRONT-END
   YEAR                         SALES            CDSC       AMOUNT REALLOWED   AMOUNT RETAINED
   ----                      COMMISSIONS         ----       ----------------   ---------------
                             -----------
10/1/98-9/30/99
Tax-Free Minnesota Fund
and Tax-Free National Fund
Class L
Class M
Class N
Class H
Class E

8/1/2000-10/31/2000
U.S. Government
Securities Fund
Class L
Class M
Class N
Class H
Class E

8/1/99-7/30/2000
U.S. Government
Securities Fund
Class L
Class M
Class N
Class H
Class E

8/1/98-7/30/99
U.S. Government
Securities Fund
Class L
Class M
Class N
Class H
Class E

        Generally commissions are reallowed to broker-dealers as follows:

Funds other than Bond Income Strategy Fund, High Yield Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund or Money Market Fund.

                                     FRONT-END SALES   FRONT-END SALES
                                       CHARGE AS A       CHARGE AS A      COMMISSION AS
                                      PERCENTAGE OF     PERCENTAGE OF     PERCENTAGE OF
AMOUNT OF PURCHASE                   OFFERING PRICE    AMOUNT INVESTED   OFFERING PRICE
Less than $50,000                         5.50%             5.82%             4.75%

$50,000 or more but less than             4.50%             4.71%             4.00%
$100,000

$100,000 or more but less than            3.50%             3.63%             3.00%
$250,000

                                     FRONT-END SALES   FRONT-END SALES
                                       CHARGE AS A       CHARGE AS A      COMMISSION AS
                                      PERCENTAGE OF     PERCENTAGE OF     PERCENTAGE OF
AMOUNT OF PURCHASE                   OFFERING PRICE    AMOUNT INVESTED   OFFERING PRICE
$250,000 or more but less than            2.50%             2.56%             2.00%
$500,000

$500,000 or more but less than $1         2.00%             2.04%             1.75%
million

$1 million or more                         0%                0%                0%

The Bond Income Strategy Fund, High Yield Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund

                                     FRONT-END SALES   FRONT-END SALES
                                       CHARGE AS A       CHARGE AS A      COMMISSION AS
                                      PERCENTAGE OF     PERCENTAGE OF     PERCENTAGE OF
AMOUNT OF PURCHASE                   OFFERING PRICE    AMOUNT INVESTED   OFFERING PRICE
Less than $50,000                         4.50%             4.71%             3.75%

$50,000 or more but less than             4.00%             4.17%             3.50%
$100,000

$100,000 or more but less than            3.50%             3.63%             3.00%
$250,000

$250,000 or more but less than            2.50%             2.56%             2.00%
$500,000

$500,000 or more but less than $1         2.00%             2.04%             1.75%
million

$1 million or more                         0%                0%                0%

        The Class A shares of the Money Market Fund do not collect an up-front sales charge.

        HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers. HIFSCO also may pay dealers of record commissions on purchases over $1 million in an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. In addition, HIFSCO may provide compensation to dealers of record for certain shares purchased without a sales charge.

        HIFSCO pays commissions to dealers of up to 4% of the purchase price of Class B shares purchased through dealers and pays commissions to dealers of up to 2% of the purchase price of Class C shares purchased through dealers.

        HIFSCO's principal business address is 200 Hopmeadow Street, Simsbury, Connecticut 06070. HIFSCO was organized as a Delaware Corporation on December 9, 1996 and is an indirect wholly-owned subsidiary of The Hartford.

DISTRIBUTION PLANS

        Each Company has adopted separate distribution plans (the "Plans") for Class A, Class B and Class C shares of each Fund, and Fortis Series Fund, Inc. has adopted separate Plans for Class L, Class M, Class N and Class H shares of each New Hartford Fund, pursuant to appropriate resolutions of the applicable Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges.

        CLASS A PLAN Pursuant to the Class A Plan, a Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each Fund, the annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares. Up to 0.25% of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. In most cases, all of this fee is remitted to dealers who provide distribution or shareholder account services.

        CLASS B PLAN Pursuant to the Class B Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. In most cases, all of such fees are remitted to dealers who assist in the distribution of Class B shares or provide maintenance and personal services to existing Class B shareholders. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

        CLASS C PLAN Pursuant to the Class C Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. In most cases, all of such fees are remitted to dealers who assist in the distribution of Class C shares or provide maintenance and personal services to existing Class C shareholders. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

        CLASS L PLAN Pursuant to the Class L Plan, a Fund may pay HIFSCO a total fee in connection with the distribution-related services of shareholder accounts attributable to Class L shares. This fee is calculated and payable monthly and, with the exception of SmallCap Growth Fund, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. With regard to SmallCap Growth Fund, the annual rate is 0.45% of average daily net assets. All or any portion of the total fee may be used for distribution expenses, and all or any portion of this total fee may be used for shareholder servicing expenses. In most cases, this fee will be used for distribution expenses.

        CLASS H PLAN Pursuant to the Class H Plan, a fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class H shares, calculated and payable monthly at the annual rate of 1.00% of the average daily net assets of Class H shares. Of this total fee, 0.75% is used for distribution financing activities and 0.25% is used for shareholder account services, though all or any portion of the total fee may be used for either distribution financing activities or shareholder account services.

        CLASS M PLAN Pursuant to the Class M Plan, a fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class M shares, calculated and payable monthly at the annual rate of 1.00% of the average daily net assets of Class M shares. Of this total fee, 0.75% is used for distribution financing activities and 0.25% is used for shareholder account services, though all or any portion of the total fee may be used for either distribution financing activities or shareholder account services.

        CLASS N PLAN Pursuant to the Class N Plan, a fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class N shares, calculated and payable monthly at the annual rate of 1.00% of the average daily net assets of Class N shares. Of this total fee, 0.75% is used for distribution financing activities and 0.25% is used for shareholder account services, though all or any portion of the total fee may be used for either distribution financing activities or shareholder account services.

        GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (f) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These plans are considered compensation type plans which means that the Funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures.

        In accordance with the terms of the Plans, HIFSCO provides to each Fund, for review by the applicable Company's board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the board of directors' quarterly review of the Plans, they review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

        The Plans were adopted by a majority vote of the boards of directors of both Companies, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets in order to benefit from economies of scale. The boards of director of both Companies believe that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the applicable board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment.

        For the fiscal year ended October 31, 2001, the Hartford Funds paid the 12b-1 fees listed below. The entire amount of 12b-1 fees for Class A shares and Class C shares were paid to dealers as compensation. Most of the Class B share 12b-1 fees were paid to dealers as compensation, but some were retained by HIFSCO to reimburse it for compensation paid to certain dealers in prior years.

             FUND NAME                    CLASS A         CLASS B        CLASS B            CLASS C
             ---------                    -------         -------        -------            -------
                                                        RETAINED BY      PAID TO
                                                           HIFSCO        DEALERS
Global Communications Fund                                  $ 0
Global Financial Services Fund                              $ 0
Global Health Fund                                          $ 0
Global Technology Fund                                      $ 0
Small Company Fund                                          $ 0
Capital Appreciation Fund                                   $ 0
MidCap Fund                                                 $ 0
International Small Company Fund                            $ 0
International Capital Appreciation                          $ 0
Fund
International Opportunities Fund                            $ 0
Global Leaders Fund                                         $ 0
MidCap Value Fund                                           $ 0
Value Fund                                                  $ 0
Focus Fund                                                  $ 0
Stock Fund                                                  $ 0
Growth and Income Fund                                      $ 0
Dividend and Growth Fund                                    $ 0
Advisers Fund                                               $ 0
High Yield Fund                                             $ 0
Bond Income Strategy Fund                                   $ 0
Money Market Fund                                           $ 0

        For the fiscal year ended October 31, 2001, the New Hartford Funds paid 12b-1 fees listed below to their previous underwriter (prior to October 15, 2001) and to HIFSCO (on and after October 15, 2001). The fees were used primarily for compensating dealers and other distribution-related services.

             FUND NAME                    CLASS L         CLASS M          CLASS N          CLASS H
             ---------                    -------         -------          -------          -------
SmallCap Growth Fund
Growth Opportunities Fund
Value Opportunities Fund
Growth Fund
Tax-Free Minnesota Fund
Tax-Free National Fund
U.S. Government Securities Fund


                        PURCHASE AND REDEMPTION OF SHARES

        For information regarding the purchase of Fund shares, see "About Your Account -- Buying Shares" in the Funds' prospectuses.

        For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see "About Your Account -- Selling Shares" in the Funds' prospectuses.

        RIGHTS OF ACCUMULATION Each Fund offers to all qualifying investors Rights of Accumulation under which investors are permitted to purchase Class A shares of any Funds of the Companies at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any Funds of the Companies and the current account value of certain annuity or variable life contracts issued by affiliates of The Hartford. These contracts currently include variable annuities and variable life insurance products where at least one Hartford-sponsored fund (other than a money market fund) is offered and the following fixed annuities: CRC, Saver, Saver Bonus and Harvester. The insurance contract must be owned by a natural person (not part of a group product). For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. A family member is a spouse, parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases. The Transfer Agent must be notified by you or your broker each time a qualifying purchase is made.

        LETTER OF INTENT Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of the Companies owned by the shareholder. Such value is determined based on the public offering price on the date of the LOI. During the term of an LOI, Hartford Administrative Services Company ("HASCO"), the Companies' transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. The Letter of Intent may be backdated up to 90 days. Additional information about the terms of the Letter of Intent are available from your registered representative or from HASCO at 1-888-843-7824.

        SYSTEMATIC WITHDRAWAL PLAN The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals only from Class A shares and Money Market Fund shares not subject to a CDSC (except as noted below) of a Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 per Fund or more will be sent to the applicant, or any person designated by him, monthly or quarterly.

        Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

        SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

        The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder, (2) upon receipt by the Fund of appropriate evidence of the shareholder's death, or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

        SPECIAL REDEMPTIONS Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the applicable Company's Directors. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.

        DEFERRED SALES CHARGE ON CLASS B, CLASS C, CLASS M AND CLASS N SHARES Investments in Class B, Class M and Class N shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

        Class B and Class M shares which are redeemed within six years of purchase, and Class C and Class N shares, which are redeemed within one year of purchase, are subject to a CDSC at the rates set forth in the prospectuses as a percentage of the dollar amount subject to the CDSC. The charge is assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B, Class C, Class M or Class N shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

        The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B and Class M shares until the time of redemption of such shares. Solely for purposes of determining this number of years from the time of any payment for the purchases of Class B, Class C, Class M and Class N shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

        In determining whether a CDSC applies to a redemption, the calculation is determined in a manner that results in the lowest possible rate being charged. To determine whether a CDSC applies, the fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B and Class M shares held for over 6 years or Class C and Class N shares held over 1 year, (3) effective June 1, 2000, shares representing an increase over the original purchase cost, and (4) Class B and Class M shares held the longest during the six-year period.

        When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

        Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B, Class C, Class M and Class N shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the applicable Fund to sell the Class B, Class M and Class N shares without a sales charge being deducted, and to sell Class C shares with a 1% sales charge, at the time of the purchase.

        The CDSC will be waived on redemptions of Class B, Class C, Class M and Class N shares and of Class A shares that are subject to CDSC in the following cases:

     o to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

     o    because of shareholder death or disability,

     o    because of the death or disability of the grantor of a living trust,

     o under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

     o    for retirement plans under the following circumstances:

          (1)  to return excess contributions,

          (2)  hardship withdrawals as defined in the plan,

          (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

          (4) to meet minimum distribution requirements under the Internal Revenue Code,

          (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

          (6)  after separation from service.

SUSPENSION OF  REDEMPTIONS

        A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or (3) for such other periods as the SEC may permit for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE

        The net asset value of the shares of all classes of each Fund is determined by Hartford Life in the manner described in the Funds' prospectuses. The Funds are closed for business and do not price their shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the New York Stock Exchange. Securities held by each Fund other than the Money Market Fund will be valued as follows: debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term securities held in the Money Market Fund are valued at amortized cost, which approximates market value. All other Funds' debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

        Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign) on which they are traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate at the end of the reporting period. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by, or under guidelines established by, the Funds' board of directors.

        Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity.

        The amortized cost method of valuation permits the Money Market Fund to maintain a stable $1.00 net asset value per share. The Company's board of directors periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the board of directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the board of directors, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., portfolio securities). In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates.

        A Fund's maximum offering price per Class A, Class E and Class L share is determined by adding the maximum sales charge to the net asset value per share. A Fund's offering price per Class C share is determined by adding the initial sales charge to the net asset value per share. Class B, Class M, Class N, Class Y and Class Z shares and the Class A shares of the Money Market Fund are offered at net asset value without the imposition of an initial sales charge.

                        CAPITALIZATION AND VOTING RIGHTS

        The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 7.5 billion shares of common stock, par value $0.001 per share (Common Stock). The shares of Common Stock are divided into twenty-two series: Global Communications Fund (300,000,000 shares); Global Financial Services Fund (300,000,000 shares ); Global Health Fund (300,000,000 shares); Global Technology Fund (300,000,000 shares); Small Company Fund (300,000,000 shares); Capital Appreciation Fund (300,000,000 shares); MidCap Fund (300,000,000 shares); International Small Company Fund (300,000,000 shares); International Capital Appreciation Fund (300,000,000 shares); International Opportunities Fund (300,000,000 shares); Global Leaders Fund (300,000,000 shares); MidCap Value Fund (300,000,000 shares); Value Fund (300,000,000 shares); Focus Fund (300,000,000 shares); Stock Fund (300,000,000 shares); Focus Growth Fund (300,000,000 shares); Growth and Income Fund (300,000,000 shares); Dividend and Growth Fund (300,000,000 shares); Advisers Fund (400,000,000 shares); High Yield Fund (300,000,000 shares); Bond Income Strategy Fund (300,000,000 shares); and Money Market Fund (800,000,000 shares).

        The Fortis Series Fund, Inc. was incorporated in Maryland on March 23, 2001. The New Hartford Funds became investment portfolios of the Company pursuant to a reorganization effected November 30, 2001. Prior to the reorganization, the New Hartford Funds were organized as Minnesota corporations or portfolios of Minnesota corporations. The authorized capital stock of the Company consists of ____________ billion shares of common stock, par value $0.001 per shares (Common Stock). The shares of Common Stock are divided into the following seven series, with _____ billion shares of common stock in each series: SmallCap Growth Fund, Growth Opportunities Fund, Value Opportunities Fund, Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund.

        The board of directors of each Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the applicable Fund. Each Company's board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes. Accordingly, the directors of each Company have authorized the issuance of four classes of shares of each of the Funds designated in each instance as Class A, Class B, Class C and Class Y shares. In addition, the directors of the New Hartford Funds have authorized the issuance of Class H, Class L, Class M and Class N shares for each of the New Hartford Funds, Class E shares for Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, and Class Z shares for Growth Opportunities Fund.

        Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive or conversion rights and are freely transferable.

        As investment companies incorporated in Maryland, the Companies are not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Companies' independent accountants.

        Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of each Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of either Company's outstanding shares request it in writing, a meeting of that particular Company's shareholders will be held to approve or disapprove the removal of director or directors.

        Matters in which the interests of all the Funds of a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent accountants) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

                             INVESTMENT PERFORMANCE

MONEY MARKET FUND

        In accordance with regulations prescribed by the SEC, The Hartford Mutual Funds, Inc. is required to compute the Money Market Fund's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Money Market Fund at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

        The SEC also permits The Hartford Mutual Funds, Inc. to disclose the effective yield of the Money Market Fund for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

        For the seven-day period ending October 31, 2001, the Money Market Fund's annualized yield for Class A, Class B, Class C and Class Y shares was %, %, % and % respectively. For the same period, the effective yield for Class A, Class B, Class C and Class Y shares was %, %, % and % respectively.

        The yield on amounts held in the Money Market Fund normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund, any defaults by issuers of instruments held by the Money Market Fund and its operating expenses.

OTHER FUNDS

        STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS Average annual total return quotations for Class A, Class B, Class C, Class E, Class H, Class L, Class M, Class N, Class Y and Class Z shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                  P(1+T)n = ERV
Where:
P       =  a hypothetical initial payment          n       =  number of years
           of $1,000, less the maximum
           sales load applicable to a Fund         ERV     =  ending redeemable value of the
                                                              hypothetical $1,000 initial
T       =  average annual total return                        payment made at the beginning
                                                              of the designated period (or
                                                              fractional portion thereof)

        The computation above assumes that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

        One of the primary methods used to measure performance is "total return." "Total return" normally represents the percentage change in value of a class of a Fund, or of a hypothetical investment in a class of a Fund, over any period up to the lifetime of the class. Unless otherwise indicated, total return calculations assume the deduction of the maximum sales charge and usually assume the reinvestment of all dividends and capital gains distributions and are expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return calculations that do not reflect the reduction of sales charges are higher than those that do reflect such charges.

        Total return percentages for periods longer than one year are usually accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the Fund.

        Each Fund's average annual total return quotations and yield quotations as they may appear in the prospectuses, this SAI or in advertising are calculated by standard methods prescribed by the SEC unless otherwise indicated.

        NON-STANDARDIZED PERFORMANCE In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Returns are quoted for the same or different periods as those for which Standardized Return is quoted; they may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Returns may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

        The charts below set forth certain standardized and non-standardized performance information for periods ending on October 31, 2001 for the Class A, Class B, Class C and Class Y shares of each Fund, and, additionally, Class E, Class H, Class L, Class M, Class N and Class Z shares of each of the New Hartford Funds. Past performance is no guarantee and is not necessarily indicative of future performance of the shares. The actual annual returns for the shares may vary significantly from the past and future performance.

Investment returns and the value of the shares will fluctuate in response to market and economic conditions as well as other factors and shares, when redeemed, may be worth more or less than their original cost. Total returns are based on capital changes plus reinvestment of all distributions for the time periods noted in the charts below. Total return of the shares would have been lower without the expense limitation effected by HIFSCO. Returns shown that include sales charges reflect the maximum sales charges and are standardized average annual quotations, returns which do not include sales charges are non-standardized returns.

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GLOBAL COMMUNICATIONS FUND (Date of Inception: Class A, Class B, Class C and Class Y Shares, October 31,
2000):

                                  One Year                   Since Inception
                                  --------                   ---------------
                        Total Return   Total Return    Total Return   Total Return
                        ------------   ------------    ------------   ------------
                         (excluding     (including      (excluding     (including
                       sales charge)   sales charge)  sales charge)   sales charge)
 Class A Shares
 Class B Shares
 Class C Shares
 Class Y Shares

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GLOBAL FINANCIAL SERVICES FUND (Date of Inception: Class A, Class B, Class C and Class Y Shares, October 31, 2000):

                                  One Year                   Since Inception
                                  --------                   ---------------
                        Total Return   Total Return    Total Return   Total Return
                        ------------   ------------    ------------   ------------
                         (excluding     (including      (excluding     (including
                       sales charge)   sales charge)  sales charge)   sales charge)
 Class A Shares
 Class B Shares
 Class C Shares
 Class Y Shares

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GLOBAL HEALTH FUND
(Date of Inception: Class A, Class B, Class C and Class Y Shares, May 1, 2000):

                                 One Year                   Since Inception
                                 --------                   ---------------
                        Total Return   Total Return    Total Return   Total Return
                        ------------   ------------    ------------   ------------
                         (excluding     (including      (excluding     (including
                       sales charge)   sales charge)  sales charge)   sales charge)

 Class A Shares
 Class B Shares
 Class C Shares
 Class Y Shares

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GLOBAL TECHNOLOGY FUND (Date of Inception: Class A, Class B, Class C and Class Y Shares, May 1, 2000):


                                  One Year                   Since Inception
                                  --------                   ---------------
                        Total Return   Total Return    Total Return   Total Return
                        ------------   ------------    ------------   ------------
                         (excluding     (including      (excluding     (including
                       sales charge)   sales charge)  sales charge)   sales charge)

 Class A Shares
 Class B Shares
 Class C Shares
 Class Y Shares

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the SMALL COMPANY FUND
(Date of Inception: Class A, Class B and Class Y Shares, July 22, 1996;
                    Class C Shares, July 31, 1998):

                         One Year                  Five Years               Since Inception
                         --------                  ----------               ---------------
                Total Return  Total Return   Total Return  Total Return  Total Return  Total Return
                ------------  ------------   ------------  ------------  ------------  ------------
                (excluding    (including      (excluding    (including    (excluding   (including
                  sales          sales           sales         sales         sales       sales
                 charge)        charge)         charge)       charge)       charge)      charge)
Class A Shares
Class B Shares
Class C Shares                                   N/A          N/A
Class Y Shares

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the CAPITAL APPRECIATION FUND (Date of Inception: Class A, Class B and Class Y Shares, July 22, 1996;
                    Class C Shares, July 31, 1998):

                         One Year                  Five Years               Since Inception
                         --------                  ----------               ---------------
                Total Return  Total Return   Total Return  Total Return  Total Return  Total Return
                ------------  ------------   ------------  ------------  ------------  ------------
                (excluding    (including      (excluding    (including    (excluding   (including
                  sales          sales           sales         sales         sales       sales
                 charge)        charge)         charge)       charge)       charge)      charge)
Class A Shares
Class B Shares
Class C Shares                                    N/A          N/A
Class Y Shares

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the MIDCAP FUND
(Date of Inception: Class A, Class B and Class Y Shares, December 31, 1997;
                    Class C Shares, July 31, 1998):

                                  One Year                   Since Inception
                                  --------                   ---------------
                        Total Return   Total Return    Total Return   Total Return
                        ------------   ------------    ------------   ------------
                         (excluding     (including      (excluding     (including
                       sales charge)   sales charge)  sales charge)   sales charge)
 Class A Shares
 Class B Shares
 Class C Shares
 Class Y Shares

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the INTERNATIONAL OPPORTUNITIES FUND
(Date of Inception: Class A, Class B and Class Y Shares, July 22, 1996;
                    Class C Shares, July 31, 1998):

                         One Year                  Five Years               Since Inception
                         --------                  ----------               ---------------
                Total Return  Total Return   Total Return  Total Return  Total Return  Total Return
                ------------  ------------   ------------  ------------  ------------  ------------
                (excluding    (including      (excluding    (including    (excluding   (including
                  sales          sales           sales         sales         sales       sales
                 charge)        charge)         charge)       charge)       charge)      charge)
Class A Shares
Class B Shares
Class C Shares                                    N/A          N/A
Class Y Shares

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GLOBAL LEADERS FUND (Date of Inception: September 30, 1998):

                                  One Year                   Since Inception
                                  --------                   ---------------
                        Total Return   Total Return    Total Return   Total Return
                        ------------   ------------    ------------   ------------
                         (excluding     (including      (excluding     (including
                       sales charge)   sales charge)  sales charge)   sales charge)
 Class A Shares
 Class B Shares
 Class C Shares
 Class Y Shares

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the STOCK FUND
(Date of Inception: Class A, Class B and Class Y Shares, July 22, 1996;
                    Class C Share, July 31, 1998):

                         One Year                  Five Years               Since Inception
                         --------                  ----------               ---------------
                Total Return  Total Return   Total Return  Total Return  Total Return  Total Return
                ------------  ------------   ------------  ------------  ------------  ------------
                (excluding    (including      (excluding    (including    (excluding   (including
                  sales          sales           sales         sales         sales       sales
                 charge)        charge)         charge)       charge)       charge)      charge)
Class A Shares
Class B Shares
Class C Shares                                    N/A          N/A
Class Y Shares

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GROWTH AND INCOME FUND (Date of Inception: Class A, Class B and Class Y Shares, April 30, 1998;
                    Class C Shares, July 31, 1998):

                                  One Year                   Since Inception
                                  --------                   ---------------
                        Total Return   Total Return    Total Return   Total Return
                        ------------   ------------    ------------   ------------
                         (excluding     (including      (excluding     (including
                       sales charge)   sales charge)  sales charge)   sales charge)
 Class A Shares
 Class B Shares
 Class C Shares
 Class Y Shares

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the DIVIDEND AND GROWTH FUND (Date of Inception: Class A, Class B and Class Y Shares, July 22, 1996;
                    Class C Shares, July 31, 1998):

                         One Year                  Five Years               Since Inception
                         --------                  ----------               ---------------
                Total Return  Total Return   Total Return  Total Return  Total Return  Total Return
                ------------  ------------   ------------  ------------  ------------  ------------
                (excluding    (including      (excluding    (including    (excluding   (including
                  sales          sales           sales         sales         sales       sales
                 charge)        charge)         charge)       charge)       charge)      charge)
Class A Shares
Class B Shares
Class C Shares                                    N/A          N/A
Class Y Shares

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the ADVISERS FUND
(Date of Inception: Class A, Class B and Class Y Shares, July 22, 1996;
                    Class C Shares, July 31, 1998):

                         One Year                  Five Years               Since Inception
                         --------                  ----------               ---------------
                Total Return  Total Return   Total Return  Total Return  Total Return  Total Return
                ------------  ------------   ------------  ------------  ------------  ------------
                (excluding    (including      (excluding    (including    (excluding   (including
                  sales          sales           sales         sales         sales       sales
                 charge)        charge)         charge)       charge)       charge)      charge)
Class A Shares
Class B Shares
Class C Shares                                    N/A          N/A
Class Y Shares

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the HIGH YIELD FUND
(Date of Inception: September 30, 1998):

                                  One Year                   Since Inception
                                  --------                   ---------------
                        Total Return   Total Return    Total Return   Total Return   30-day Yield
                        ------------   ------------    ------------   ------------   ------------
                         (excluding     (including      (excluding     (including
                       sales charge)   sales charge)  sales charge)   sales charge)
 Class A Shares
 Class B Shares
 Class C Shares
 Class Y Shares

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the BOND INCOME STRATEGY FUND (Date of Inception: Class A, Class B and Class Y Shares, July 22, 1996;
                    Class C Shares, July 31, 1998):

                         One Year                  Five Years               Since Inception
                         --------                  ----------               ---------------
                Total Return  Total Return   Total Return  Total Return  Total Return  Total Return
                ------------  ------------   ------------  ------------  ------------  ------------
                (excluding    (including      (excluding    (including    (excluding   (including
                  sales          sales           sales         sales         sales       sales
                 charge)        charge)         charge)       charge)       charge)      charge)
Class A Shares
Class B Shares
Class C Shares                                    N/A          N/A
Class Y Shares

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B and Class Y Shares of the MONEY MARKET FUND
(Date of Inception: Class A and Class Y Shares, July 22, 1996;
                    Class B Shares, August 22, 1997; Class C Shares, July 31,
                    1998):

                         One Year                  Five Years               Since Inception
                         --------                  ----------               ---------------
                Total Return  Total Return   Total Return  Total Return  Total Return  Total Return
                ------------  ------------   ------------  ------------  ------------  ------------
                (excluding    (including      (excluding    (including    (excluding   (including
                  sales          sales           sales         sales         sales       sales
                 charge)        charge)         charge)       charge)       charge)      charge)
Class A Shares
Class B Shares                                    N/A          N/A
Class C Shares                                    N/A          N/A
Class Y Shares

Average annual total return based on the value of a $1,000 Investment in the Class H, Class L, Class M and Class N Shares of the SMALLCAP GROWTH FUND (Date of Inception: Class H, Class M and Class N Shares, November 14, 1994):

                             One Year                  Five Years                   Ten Years                 Since Inception
                             --------                  ----------                   ---------                 ---------------
                   Total Return  Total Return  Total Return  Total Return   Total Return  Total Return   Total Return  Total Return
                   ------------  ------------  ------------  ------------   ------------  ------------   ------------  ------------
                   (excluding    (including    (excluding    (including     (excluding    (including     (excluding    (including
                      sales         sales         sales         sales          sales         sales          sales         sales
                     charge)       charge)       charge)        charge)       charge)       charge)        charge)       charge)
Class H Shares                                                                   --           --
Class L Shares                                                                                                --           --
Class M Shares                                                                   --           --
Class N Shares                                                                   --           --

Average annual total return based on the value of a $1,000 Investment in the Class H, Class L, Class M, Class N and Class Z Shares of the GROWTH OPPORTUNITIES FUND
(Date of Inception: Class H, Class M and Class N Shares, November 14, 1994
                    Class Z Shares, March 1, 1996):

                             One Year                  Five Years                   Ten Years                 Since Inception
                             --------                  ----------                   ---------                 ---------------
                   Total Return  Total Return  Total Return  Total Return   Total Return  Total Return   Total Return  Total Return
                   ------------  ------------  ------------  ------------   ------------  ------------   ------------  ------------
                   (excluding    (including    (excluding    (including     (excluding    (including     (excluding    (including
                      sales         sales         sales         sales          sales         sales          sales         sales
                     charge)       charge)       charge)        charge)       charge)       charge)        charge)       charge)
Class H Shares                                                                  --           --
Class L Shares                                                                                                --           --
Class M Shares                                                                  --           --
Class N Shares                                                                  --           --
Class Z Shares                                                                  --           --

Average annual total return based on the value of a $1,000 Investment in the Class H, Class L, Class M and Class N Shares of the VALUE OPPORTUNITIES FUND (Date of Inception: Class H, Class M and Class N Shares, January 2, 1996):

                             One Year                  Five Years                   Ten Years                 Since Inception
                             --------                  ----------                   ---------                 ---------------
                   Total Return  Total Return  Total Return  Total Return   Total Return  Total Return   Total Return  Total Return
                   ------------  ------------  ------------  ------------   ------------  ------------   ------------  ------------
                   (excluding    (including    (excluding    (including     (excluding    (including     (excluding    (including
                      sales         sales         sales         sales          sales         sales          sales         sales
                     charge)       charge)       charge)        charge)       charge)       charge)        charge)       charge)
Class H Shares                                                                  --           --
Class L Shares                                                                                                --           --
Class M Shares                                                                  --           --
Class N Shares                                                                  --           --

Average annual total return based on the value of a $1,000 Investment in the Class H, Class L, Class M and Class N Shares of the GROWTH FUND
(Date of Inception: Class H, Class M and Class N Shares, November 14, 1994):

                             One Year                  Five Years                   Ten Years                 Since Inception
                             --------                  ----------                   ---------                 ---------------
                   Total Return  Total Return  Total Return  Total Return   Total Return  Total Return   Total Return  Total Return
                   ------------  ------------  ------------  ------------   ------------  ------------   ------------  ------------
                   (excluding    (including    (excluding    (including     (excluding    (including     (excluding    (including
                      sales         sales         sales         sales          sales         sales          sales         sales
                     charge)       charge)       charge)        charge)       charge)       charge)        charge)       charge)
Class H Shares                                                                 --           --
Class L Shares                                                                                                --           --
Class M Shares                                                                 --           --
Class N Shares                                                                 --           --

Average annual total return based on the value of a $1,000 Investment in the Class E, Class H, Class L, Class M and Class N Shares of the TAX-FREE MINNESOTA FUND
(Date of Inception: Class H, Class L, Class M and Class N Shares, November 14,
                    1994):

                         One Year                  Five Years                  Ten Years                Since Inception
                         --------                  ----------                  ---------                ---------------       30-day
               Total Return  Total Return  Total Return  Total Return  Total Return  Total Return  Total Return  Total Return  Yield
               ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------ ------
               (excluding    (including    (excluding    (including    (including    (including    (excluding    (including
                  sales         sales         sales         sales         sales         sales         sales         sales
                 charge)       charge)       charge)        charge)      charge)       charge)       charge)       charge)
Class E Shares                                                                                         --             --
Class H Shares                                                             --            --
Class L Shares                                                             --            --
Class M Shares                                                             --            --
Class N Shares                                                             --            --

Average annual total return based on the value of a $1,000 Investment in the Class E, Class H, Class L, Class M and Class N Shares of the TAX-FREE NATIONAL FUND (Date of Inception: Class H, Class L, Class M and Class N Shares, November
                         14, 1994):

                         One Year                  Five Years                  Ten Years                Since Inception
                         --------                  ----------                  ---------                ---------------       30-day
               Total Return  Total Return  Total Return  Total Return  Total Return  Total Return  Total Return  Total Return  Yield
               ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  -----
               (excluding    (including    (excluding    (including    (including    (including    (excluding    (including
                  sales         sales         sales         sales         sales         sales         sales         sales
                 charge)       charge)       charge)        charge)      charge)       charge)       charge)       charge)
Class E Shares                                                                                         --            --
Class H Shares                                                             --             --
Class L Shares                                                             --             --
Class M Shares                                                             --             --
Class N Shares                                                             --             --

Average annual total return based on the value of a $1,000 Investment in the Class E, Class H, Class L, Class M and Class N Shares of the U.S. GOVERNMENT SECURITIES FUND
(Date of Inception: Class H, Class L, Class M and Class N Shares, November 14,
                    1994):

                         One Year                  Five Years                  Ten Years                Since Inception
                         --------                  ----------                  ---------                ---------------       30-day
               Total Return  Total Return  Total Return  Total Return  Total Return  Total Return  Total Return  Total Return  Yield
               ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  -----
               (excluding    (including    (excluding    (excluding    (including    (including    (excluding    (including
                  sales         sales         sales         sales         sales         sales         sales         sales
                 charge)       charge)       charge)        charge)      charge)       charge)       charge)       charge)
Class E Shares                                                                                         --            --
Class H Shares                                                             --             --
Class L Shares                                                             --             --
Class M Shares                                                             --             --
Class N Shares                                                             --             --


        The Funds and Class A, Class B, Class C and Class Y shares of the New Hartford Funds for which no performance information is shown did not have a full year of operations prior to October 31, 2001.

        Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Fund based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution. A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month (see "Dividends, Capital Gains and Taxes" in the Funds' Prospectus).

        Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

        STANDARDIZED YIELD QUOTATIONS The yield of a class is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                    a-b
                                    ---
                                 2[( cd  + 1)6 - 1]
Where:
a       =  net investment income earned            c       =  the average daily number of
           during the period attributable                     shares of the subject class
           to the subject class                               outstanding during the period
b       =  net expenses accrued for the                       that were entitled to receive
           period attributable to the                         dividends
           subject class                           d       =  the maximum offering price per
                                                              share of the subject class on
                                                              the last day of the period

        Net investment income will be determined in accordance with rules established by the SEC. The price per share of Class A and Class L shares will include the maximum sales charge imposed on purchases of Class A shares which decreases with the amount of shares purchased, and the price per share of Class C and Class N shares will include the sales charge imposed on purchases of Class C and Class N shares.

        GENERAL INFORMATION From time to time, the Funds may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

        The Standard & Poor's MidCap 400 Index is designed to represent price movements in the mid cap U.S. equity market. It contains companies chosen by the Standard & Poors Index Committee for their size, liquidity and industry representation. None of the companies in the S&P 400 overlap with those in the S&P 500 Index or the S&P 600 Index. Decisions about stocks to be included and deleted are made by the Committee which meets on a regular basis. S&P 400 stocks are weighted by market capitalization; each stock influences the Index in proportion to its relative market capitalization. REITs are not eligible for inclusion.

        The Standard & Poor's 500 Composite Stock Price Index is a well-diversified list of 500 companies representing the U.S. Stock Market.

        The Standard and Poor's Small Cap 600 index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poors Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization. REITs are not eligible for inclusion.

        The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

        The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

        The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

        The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to sort its universe to determine the companies that are included in the Index. Only common stocks are included in the Index. REITs are eligible for inclusion.

        The Russell 2500 Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

        The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by the market capitalization. However, EAFE is also available weighted by Gross Domestic Product (GDP). These weights are modified on July 1st of each year to reflect the prior year's GDP. Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the month end yield at every month end. The series with net dividends reinvested take into account those dividends net of withholding taxes retained at the source of payment.

       The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody's. All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

        The Goldman Sachs Healthcare Index is a modified capitalization weighted index of selected companies covering a broad range of healthcare and related businesses. Individual holdings are capped at 7.5% at each semi -annual reconstitution date and must be listed on the New York Stock Exchange, American Stock Exchange or National Association of Securities Dealers Automated Quotation (NASDAQ) System.

        The Goldman Sachs Technology Index is a modified capitalization weighted index of selected companies covering the entire spectrum of the technology industry. Individual holdings are capped at 8.5% at each semi-annual reconstitution date and must be listed on the New York Stock Exchange, American Stock Exchange or National Association of Securities Dealers Automated Quotation (NASDAQ) System.

        The MSCI Broad Telecom benchmark is comprised of all telecommunications companies that are included in the MSCI AC World Index. As a general rule, a company is classified in the industry where it earns the majority of its revenue.

        The MSCI Financial Sector ex Real Estate benchmark is comprised of companies in three industries: banks, diversified financials, and insurance. As a general rule, a company is classified in the industry where it earns the majority of its revenue.

        In addition, from time to time in reports and promotions: (1) a Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, (b) Morningstar, Inc., another widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or (c) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund; (3) other statistics such as GNP, and net import and export figures derived from governmental publications (e.g., The Survey of Current Business) or other independent parties (e.g., the Investment Company Institute), may be used to illustrate investment attributes to the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (5) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (6) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historic performance or current or potential value with respect to the particular industry or sector.

        From time to time, in reports or promotional literature, the Funds may discuss, or provide quotes or commentary of their current portfolio managers, strategists, and other investment personnel, with respect to: the economy; securities markets; portfolio securities and their issuers; investment philosophies; strategies; techniques and criteria used in the selection of securities to be purchased or sold for the Funds; the Funds' portfolio holdings, including the description or graphical representation of portfolio risk and other fundamental data; the investment research and analysis process; the formulation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters. The Funds may also quote or reprint all or a portion of evaluations or descriptions of fund performance and operations appearing in various independent publications.


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



        From time to time, the Funds and the manager also may refer to the following information:

     - The geographic and industry distribution of the Funds' portfolio and the Funds' top ten holdings.

     - To assist investors in understanding the different returns and risk characteristics of various investments, the Funds may show historical returns of various investment and published indices.

     - Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

     - Allegorical stories illustrating the importance of persistent long-term investing.

     - A Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper(R)Inc. or Morningstar, Inc.

     - Historical information regarding HIFSCO, HIMCO, Wellington Management and their affiliates.

     -    Historical information regarding the asset size of one or more Funds.

        Each Fund's investment performance may be advertised in various financial publications, newspapers, and magazines or other media.

        From time to time the Companies may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

        The Funds' annual and semi-annual reports also contain additional performance information. These reports are distributed to all current shareholders and will be made available to potential investors upon request and without charge.

                                      TAXES

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

        Each Fund is treated as a separate taxpayer for federal income tax purposes. The Companies intend for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement") (which the Companies intend each Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, a Fund is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

        Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of each Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the value of each Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of each Fund may consist of such other securities of any one issuer, and each Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) each Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

        Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

        In addition, in order to avoid a 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies, each Fund generally must distribute in a timely manner the sum of (2) 98% of its ordinary income for each calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the "excise tax avoidance requirements").

        Investment income received from sources within foreign countries, or capital gains earned by the Funds investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Companies intend that the Funds seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

        In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Companies may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Funds with "Global" and "International" in their names each anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Companies will report to the shareholders of each Fund, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed.

        A Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Companies seek to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

        If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund's available earnings and profits.

        As of October 31, 2001, the following Funds have capital loss carryforwards as indicated below. The capital loss carry over is available to offset future realized capital gains to the extent provided in the Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                                                                   EXPIRATION DATES:
                    FUND                       AMOUNT                 OCTOBER 31,
         High Yield Fund                                                  2007
         High Yield Fund                                                  2008
         Bond Income Strategy Fund                                        2007
         Bond Income Strategy Fund                                        2008
         SmallCap Growth Fund
         Growth Fund
         U.S. Government Securities Fund

        If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

        Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treats such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

        Each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

        The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

        In general, as described in the prospectuses, distributions from a Fund are taxable to shareholders as ordinary income or capital gains. Distributions of a Fund's investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Fund's net capital gain properly designated by a Fund as "capital gain dividends" is taxable to a shareholder as long-term capital gain regardless of a shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

        At the Companies option, the Companies may cause a Fund to retain some or all of its net capital gain for a tax year, but designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his or her shares. Since the Companies expect a Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his or her behalf. In the event that a Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

        Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

        An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

        A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

        In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of another Fund of the Companies on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

        In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 20% (subject to reduction in certain situations) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 39.6%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

        The Companies ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Companies have received qualifying dividend income during the taxable year; capital gain dividends distributed by the Companies are not eligible for the dividends received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend). The Companies must also designate the portion of any distribution that is eligible for the dividends received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends received deduction to which it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

        The Companies send to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder's particular situation.

        The Companies may be required to withhold U.S. federal income tax at a rate of 31% ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the Companies with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Companies that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

TAX-FREE MINNESOTA FUND AND TAX-FREE NATIONAL FUND

        Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends is not deductible by the investor in proportion to the percentage of each Fund's distributions from investment income and short-term capital gains that is exempt from federal income tax. Minnesota law also restricts the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of a Fund. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

        If either National Portfolio or Minnesota Portfolio disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

        Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.
        The 1995 Minnesota Legislature enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Funds are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Funds cannot predict the likelihood that interest on the Minnesota bonds held by the Funds would become taxable under this Minnesota statutory provision.

                              PRINCIPAL UNDERWRITER

        HIFSCO, the investment manager of each Fund, also serves as the principal underwriter. HIFSCO is located at 200 Hopmeadow Street, Simsbury, Connecticut 06070.

                                    CUSTODIAN

        Portfolio securities of each Fund are held pursuant to a separate Custody Agreement between each Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

        Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, Minnesota 55125, is the transfer agent for each Fund.

                         INDEPENDENT PUBLIC ACCOUNTANTS

        The audited financial statements and the financial highlights have been audited by either Arthur Andersen LLP or KPMG LLP, independent public accountants to the Hartford Funds and New Hartford Funds, respectively, as indicated in their reports with respect thereto and are incorporated by reference herein in reliance upon the reports of said firms given upon the authority of the firm as experts in accounting and auditing. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103. The principal business address of KPMG LLP is 4200 Wells Fargo Center, Minneapolis, Minnesota 55402.

                                OTHER INFORMATION

        The Hartford has granted the Companies the right to use the name, "The Hartford" or "Hartford", and has reserved the right to withdraw its consent to the use of such name by the Companies and the Funds at any time, or to grant the use of such name to any other company.

                              FINANCIAL STATEMENTS

        The Companies' audited financial statements as of October 31, 2001, together with the notes thereto and reports of both Arthur Andersen LLP for the Hartford Funds and KPMG LLP for the New Hartford Funds, independent public accountants to each respective Company, contained in the Companies' annual reports, as filed with the SEC, are incorporated by reference into this statement of additional information.

                                    APPENDIX

        The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

        MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

        Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

        A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

        STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

        AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

        AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

        A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the considerable investment strength but are not entirely free from adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

        BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

        BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

        Purchases of corporate debt securities used for short-term investment, generally called commercial paper, will be limited to the top two grades of Moody's, Standard & Poor's, Duff & Phelps, Fitch Investor Services and Thomson Bank Watch or other NRSROs (nationally recognized statistical rating organizations) rating services and will be an eligible security under Rule 2a-7.

        MOODY'S

        Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

        -    Leading market positions in well-established industries.

        -    High rates of return on funds employed.

        - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

        STANDARD & POOR'S

        The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

          -    Liquidity ratios are adequate to meet cash requirements.

        Liquidity ratios are basically as follows, broken down by the type of issuer:

               Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

               Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

               Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

          - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

          - The issuer has access to at least two additional channels of borrowing.

          - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

          - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

          -    The reliability and quality of management are unquestioned.


RATING OF TAX EXEMPT BONDS

         STANDARD & POOR'S RATINGS SERVICES. Its ratings for municipal debt have the following definitions:

         Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

         Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated "BB," "B," "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

         Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         The rating "CI" is reserved for income bonds on which no interest is being paid.

         Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

         MOODY'S INVESTORS SERVICE, INC: Its ratings for municipal bonds include the following:

         Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATING OF MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

         STANDARD & POOR'S RATINGS SERVICES. A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         Note rating symbols are as follows:

         SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2--Satisfactory capacity to pay principal and interest.

         SP-3--Speculative capacity to pay principal and interest.

         MOODY'S INVESTORS SERVICES. Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. In the case of variable rate demand obligations, two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of variable rate demand obligations is designated as VMIG. Moody's ratings for short-term loans have the following definitions:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG-3/VMIG-3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG-4/VMIG-4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

RATING OF TAX-EXEMPT DEMAND BONDS

         Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/ A-1+"). For the newer "demand notes," Standard & Poor's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

                                     PART C

                  The Hartford U.S. Government Securities Fund
                       The Hartford Tax-Free National Fund
                      The Hartford Tax-Free Minnesota Fund
                            The Hartford Growth Fund
                      The Hartford Value Opportunities Fund
                     The Hartford Growth Opportunities Fund
                                       and
                        The Hartford SmallCap Growth Fund
                                    series of
                       Hartford-Fortis Series Fund, Inc.

                               Other Information

ITEM 23. EXHIBITS

         THE FUND IS FILING OR INCORPORATING BY REFERENCE THE FOLLOWING
EXHIBITS:

         (a).1    Articles of Amendment and Restatement(1)

         (a).2    Certification of Designation of Classes A, B, C & Y*

         (b)      By-laws(1)

         (c)      Not applicable

         (d)      Investment Management Agreement(1)

         (d).1    Investment Sub-Advisory Agreement with HIMCO(1)

         (d).2    Investment Sub-Advisory Agreement with Wellington
                  Management(1)

         (e).1    Principal Underwriting Agreement(1)

         (e).2    The Hartford Funds, Inc. Selling Agreement(1)

         (f)      Not applicable

         (g)      Custodian Agreement(1)

         (h)      Not applicable

         (i)      Legal Opinion*

         (j)      Consent of KPMG LLP*

         (k)      Not applicable

         (l)      Not applicable

         (m)      Rule 12b-1 Plan(1)

         (n)      Rule 18f-3 Plan(1)

         (o)      Reserved

         (p) Code of Ethics of HL Investment Advisors LLC and Hartford Investment Management Company(1)

----------

(1) Incorporated by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement on Form N-1A filed with the Commission on November 30, 2001.

*        To be filed by amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

         Any persons directly or indirectly under common control with the Company are affiliates of, and are controlled by, Hartford Financial Services Group, Inc. ("The Hartford"). Information about all such persons is incorporated herein by reference to the Form 10-K of The Hartford filed on March 13, 2001.

ITEM 25. INDEMNIFICATION.

         Article V, paragraph (f) of the Registrant's Articles of Amendment and Restatement provides that the Registrant shall indemnify (i) its directors and officers to the full extent required or permitted by law and (ii) other employees and agents to such extent authorized by the Registrant's board of directors or bylaws and as permitted by law; provided, however, that no such indemnification shall protect any director or officer of the Registrant against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

         Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;
(ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

         Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding an who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

         Section 2-418 further provides that indemnification provided for by
Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the appropriate jurisdiction questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

         Hartford Investment Financial Services, LLC serves as investment manager to each Fund included in this Registration Statement.

                               POSITION WITH HARTFORD INVESTMENT
NAME                           FINANCIAL SERVICES COMPANY                OTHER BUSINESS
----                           ---------------------------------         --------------
Lowndes A. Smith               President and Chief Executive Officer     President and Chief Executive
                                                                         Officer of Hartford Life, Inc.
                                                                         ("H.L. Inc.")(1)

Thomas M. Marra                Executive Vice President - Sales and      Chief Operating Officer of H.L. Inc.
                               Distribution

David M. Znamierowski          Senior Vice President - Investments       Senior Vice President and Chief
                                                                         Investment Officer of H.L. Inc.

Peter W. Cummins               Senior Vice President - Sales and         Senior Vice President of H.L. Inc.
                               Distribution

Andrew W. Kohnke               Senior Vice President - Investments       Managing Director of Hartford
                                                                         Investment Management Company
                                                                         ("HIMCO")(2)

Christine H. Repasy            Senior Vice President, Secretary and      General Counsel of H.L. Inc.
                               General Counsel

David Foy                      Senior Vice President and Treasurer       Chief Financial Officer of H.L. Inc.

George R. Jay                  Controller                                Assistant Vice President of H.L. Inc.

David N. Levenson              Vice President                            Vice President of H.L. Inc.

David A. Carlson               Vice President and Director of Taxes      Vice President and Director of Taxes
                                                                         of H.L. Inc.

Mark E. Hunt                   Vice President                            Vice President of Hartford Life
                                                                         Insurance Company ("HLIC")(1)

     (1) The principal business address for H.L. Inc. is 200 Hopmeadow Street, Simsbury, CT 06089.

     (2) The principal business address for HIMCO is 55 Farmington Avenue, Hartford, CT 06105.

ITEM 27.  PRINCIPAL UNDERWRITERS.

         Hartford Investment Financial Services, LLC ("HIFSCO") is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HIFSCO is the investment manager and principal underwriter for the following portfolios, each of which is a series of The Hartford Mutual Funds, Inc.:

                     The Hartford Global Communications Fund
                   The Hartford Global Financial Services Fund
                         The Hartford Global Health Fund
                       The Hartford Global Technology Fund
                  The Hartford International Small Company Fund
              The Hartford International Capital Appreciation Fund
                  The Hartford International Opportunities Fund
                        The Hartford Global Leaders Fund
                             The Hartford Focus Fund
                         The Hartford Small Company Fund
                     The Hartford Capital Appreciation Fund
                         The Hartford MidCap Value Fund
                            The Hartford MidCap Fund
                             The Hartford Stock Fund
                       The Hartford Growth and Income Fund
                             The Hartford Value Fund
                      The Hartford Dividend and Growth Fund
                           The Hartford Advisers Fund
                          The Hartford High Yield Fund
                     The Hartford Bond Income Strategy Fund
                         The Hartford Money Market Fund

         The directors and principal officers of HIFSCO and their positions with HIFSCO and the Registrant are set forth below:

NAME AND PRINCIPAL BUSINESS ADDRESS*           POSITIONS WITH UNDERWRITER
------------------------------------           --------------------------
Lowndes A. Smith                               President and Chief Executive Officer

Thomas M. Marra                                Executive Vice President - Sales and Distribution

David M. Znamierowski                          Senior Vice President - Investments; President, Fortis Series
                                               Fund, Inc., a Maryland Corporation

Peter W. Cummins                               Senior Vice President - Sales and Distribution

Andrew W. Kohnke                               Senior Vice President - Investments

Christine H. Repasy                            Senior Vice President, Secretary and General Counsel

David Foy                                      Senior Vice President and Treasurer

George R. Jay                                  Controller

David N. Levenson                              Vice President

David A. Carlson                               Vice President and Director of Taxes

Mark E. Hunt                                   Vice President

----------

* Principal business address is 200 Hopmeadow Street, Simsbury, CT 06089.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         Books or other documents required to be maintained by the Registrant by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant at 500 Bielenberg Drive, Woodbury, MN 55125.

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Hartford, State of Connecticut, on the 14th day of December 2001.

                                       FORTIS SERIES FUND, INC.


                                       By: /s/ David M. Znamierowski
                                          --------------------------------------
                                          David M. Znamierowski, President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated. The undersigned have executed this registration statement on behalf of Fortis Series Fund, Inc., a Maryland corporation, and its constituent Series and not on behalf of any other companies or series named herein, which have registered the offering of their shares pursuant to a separate registration statement.

/s/ David M. Znamierowski           President (principal executive officer)     December 14, 2001
-------------------------
David M. Znamierowski

/s/ Tamara L. Fagely                Treasurer (principal financial and          December 14, 2001
-------------------------           accounting officer)
Tamara L. Fagely

Allen R. Freedman*                  Director

Dr. Robert M. Gavin*                Director

Jean L. King*                       Director

Phillip O. Peterson*                Director

Robb L. Prince*                     Director

Leonard J. Santow*                  Director

Noel F. Schenker*                   Director

Dr. Lemma W. Senbet*                Director

Joseph M. Wikler*                   Director

David M. Znamierowski*              Director

*By      /s/ David M. Znamierowski          December 14, 2001
         -------------------------
         David M. Znamierowski, Attorney-in-Fact
         (Pursuant to a Power of Attorney dated September 26, 2001)



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